                             SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No._)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             ROSLYN BANCORP, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              T R FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                             ROSLYN BANCORP, INC.
                          1400 OLD NORTHERN BOULEVARD
                            ROSLYN, NEW YORK 11576
                                (516) 621-6000

                                                              November 16, 1998

Dear Roslyn Stockholder:

  You are cordially invited to attend a Special Meeting of Stockholders of Roslyn Bancorp, Inc. ("Roslyn") which will be held on Tuesday, December 22, 1998 at 10:00 a.m., New York time, at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11797 (the "Roslyn Meeting").

  At the Roslyn Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 25, 1998, by and between Roslyn and T R Financial Corp. ("T R Financial"), pursuant to which T R Financial will be merged (the "Merger") with and into Roslyn. It is intended that, as soon as practicable following the consummation of the Merger, Roosevelt Savings Bank, a New York State-chartered savings bank and a wholly owned subsidiary of T R Financial, and The Roslyn Savings Bank, a New York State-chartered savings bank and a wholly owned subsidiary of Roslyn, will also merge, with the surviving bank being named The Roslyn Savings Bank. Upon consummation of the Merger, each share of common stock of T R Financial will be converted into and exchangeable for 2.05 shares of Roslyn common stock, subject to certain adjustments (the "Exchange Ratio"), plus cash in lieu of any fractional share interest in Roslyn common stock.

  T R Financial has the right under the Merger Agreement to terminate the Merger Agreement if the price of Roslyn common stock as of a designated valuation date (which will be after all regulatory and stockholder approvals are received) is below certain levels established in the Merger Agreement, which levels are referred to in the accompanying Joint Proxy Statement/Prospectus as the "Absolute Termination Condition" and the "Relative Termination Condition." Illustrations depicting these termination conditions and each party's rights thereunder can be found in "THE MERGER--Price-Based Termination" section beginning on page 81 of the accompanying Joint Proxy Statement/Prospectus. The Exchange Ratio may be increased by Roslyn in the event T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement under the Relative Termination Condition. The price of Roslyn common stock has been below the level set forth under the Absolute Termination Condition for several months, and, during such period, has also sometimes been below the levels set forth under the Relative Termination Condition. For a discussion of the present intention of the Board of Directors of T R Financial regarding its right to terminate the Merger Agreement under such conditions, please see the accompanying Joint Proxy Statement/Prospectus.

  The investment banking firm of Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") has issued a written opinion to your Board of Directors that, as of the date of such opinion, the Exchange Ratio was fair to Roslyn's stockholders from a financial point of view. The written opinion of Sandler O'Neill is reproduced in full as Annex D to the accompanying Joint Proxy Statement/Prospectus, and Roslyn's stockholders are urged to read carefully such opinion, and the discussion thereof in the accompanying Joint Proxy Statement/ Prospectus, in its entirety.

  Consummation of the Merger is subject to certain conditions, including the approval of the Merger Agreement by the holders of T R Financial common stock and holders of Roslyn common stock and the approval of the Merger by various bank regulatory agencies.

  THE MERGER AGREEMENT HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS OF EACH OF ROSLYN AND T R FINANCIAL. THE BOARD OF DIRECTORS OF ROSLYN BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT TO BE PRESENTED AT THE ROSLYN MEETING ARE FAIR TO, AND IN THE BEST INTERESTS OF, ROSLYN AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

  Specific information regarding the Roslyn Meeting is contained in the enclosed Notice of Special Meeting and Joint Proxy Statement/Prospectus. Please read these materials carefully.

  IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE ROSLYN MEETING, WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF ROSLYN IS REQUIRED FOR APPROVAL OF THE MERGER AGREEMENT. A FAILURE TO VOTE FOR APPROVAL OF THE MERGER AGREEMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. THEREFORE, I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED ON THE ENCLOSED PROXY CARD, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE ROSLYN MEETING. IF YOU ATTEND THE ROSLYN MEETING, YOU MAY REVOKE THE PROXY GIVEN ON SUCH FORM OR BY TELEPHONE AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED USING THE TELEPHONE SYSTEM. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE ROSLYN MEETING AND TO VOTE AT THE ROSLYN MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF ROSLYN COMMON STOCK.

  On behalf of the Board of Directors and the employees of Roslyn Bancorp, Inc. and The Roslyn Savings Bank, I thank you for your support and urge you to vote FOR approval and adoption of the Merger Agreement.

  If you have any questions, please call Tormey Santolli, Investor Relations Officer, The Roslyn Savings Bank, at (516) 621-6000, ext. 1228.

                                          Sincerely,

                                          /s/ Joseph L. Mancino

                                          Joseph L. Mancino
                                          Chairman of the Board, President and
                                           Chief Executive Officer

                  [LOGO OF T R FINANCIAL CORP. APPEARS HERE]
                             1122 FRANKLIN AVENUE
                          GARDEN CITY, NEW YORK 11530
                                (516) 742-9300

                                                              November 16, 1998

Dear T R Financial Stockholder:

  You are cordially invited to attend a Special Meeting of Stockholders of T R Financial Corp. ("T R Financial") which will be held on Tuesday, December 22, 1998 at 9:30 a.m., New York time, at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530 (the "T R Financial Meeting").

  At the T R Financial Meeting, you will be asked to consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. ("Roslyn") and T R Financial, pursuant to which T R Financial will be merged (the "Merger") with and into Roslyn. It is intended that, as soon as practicable following the consummation of the Merger, Roosevelt Savings Bank, a New York State-chartered savings bank and a wholly owned subsidiary of T R Financial, and The Roslyn Savings Bank, a New York State-chartered savings bank and a wholly owned subsidiary of Roslyn, will also merge, with the surviving bank being named The Roslyn Savings Bank. Upon consummation of the Merger, each share of common stock of T R Financial will be converted into and exchangeable for 2.05 shares of Roslyn common stock, subject to certain adjustments (the "Exchange Ratio"), plus cash in lieu of any fractional share interest in Roslyn common stock.

  T R Financial has the right under the Merger Agreement to terminate the Merger Agreement if the price of Roslyn common stock as of a designated valuation date (which will be after all regulatory and stockholder approvals are received) is below certain levels established in the Merger Agreement, which levels are referred to in the accompanying Joint Proxy Statement/Prospectus as the "Absolute Termination Condition" and the "Relative Termination Condition." Illustrations depicting these termination conditions and each party's rights thereunder can be found in "THE MERGER--Price-Based Termination" section beginning on page 81 of the accompanying Joint Proxy Statement/Prospectus. The Exchange Ratio may be increased by Roslyn in the event T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement under the Relative Termination Condition.

  The price of Roslyn common stock has been below the level set forth under the Absolute Termination Condition for several months, and, during such period, has also sometimes been below the levels set forth under the Relative Termination Condition. The Board of Directors of T R Financial has decided to disclose to stockholders of T R Financial and Roslyn its present intention with respect to the termination conditions if, as of the designated valuation date, (i) the price of Roslyn common stock is below the levels set forth under either, or both, of the termination conditions, and (ii) the absolute prices of T R Financial and Roslyn common stock, the prices of T R Financial and Roslyn common stock as compared to those of other financial institution holding companies, the absolute and relative trends of such stocks at that time, the sale of control premiums then being offered in other transactions, T R Financial's and Roslyn's operating performance and projected future operating performance, and other general business, market and economic conditions are, in the aggregate, substantially the same as, or not materially less favorable than, they were as of November 13, 1998.

  BASED UPON THE 15-CONSECUTIVE-TRADING DAY AVERAGE CLOSING PRICE OF ROSLYN COMMON STOCK AS OF NOVEMBER 13, 1998 AND THE OTHER FACTORS SET FORTH ABOVE, IT IS THE PRESENT INTENTION OF THE BOARD OF DIRECTORS OF T R FINANCIAL THAT: (I) IF, AS OF THE DESIGNATED VALUATION DATE, THE PRICE OF ROSLYN COMMON STOCK AND THE OTHER FACTORS SET FORTH ABOVE ARE, IN THE AGGREGATE, SUBSTANTIALLY THE SAME AS, OR NOT MATERIALLY LESS FAVORABLE THAN, THEY WERE ON NOVEMBER 13, 1998, T R FINANCIAL WOULD NOT ELECT TO TERMINATE THE MERGER AGREEMENT UNDER THE ABSOLUTE TERMINATION CONDITION; (II) IF, AS OF THE DESIGNATED VALUATION DATE, THE PRICE OF ROSLYN COMMON STOCK AND THE OTHER FACTORS SET FORTH ABOVE ARE, IN THE AGGREGATE, MATERIALLY LESS FAVORABLE THAN THEY WERE ON NOVEMBER 13, 1998, T R FINANCIAL WOULD ELECT TO TERMINATE THE MERGER AGREEMENT UNDER THE ABSOLUTE TERMINATION CONDITION; AND (III) IF, AS OF THE DESIGNATED VALUATION DATE, THE PRICE OF ROSLYN COMMON STOCK AND THE OTHER FACTORS SET FORTH ABOVE ARE, IN THE AGGREGATE, SUBSTANTIALLY THE SAME AS THEY WERE ON NOVEMBER 13, 1998 AND THE PRICE OF ROSLYN COMMON STOCK IS BELOW THE LEVELS SET FORTH UNDER THE RELATIVE TERMINATION CONDITION, T R FINANCIAL WOULD ELECT TO TERMINATE THE MERGER AGREEMENT UNDER THE RELATIVE TERMINATION CONDITION, SUBJECT TO ROSLYN'S ELECTION TO INCREASE THE EXCHANGE RATIO, IN WHICH CASE THE MERGER AGREEMENT WOULD REMAIN IN FULL FORCE AND EFFECT EXCEPT THAT THE EXCHANGE RATIO WOULD HAVE BEEN INCREASED.

  The foregoing sets forth the present intention of the Board of Directors of T R Financial with respect to an assumed set of facts. It is not a final decision, and is based upon an assumed set of facts. T R FINANCIAL DOES NOT HAVE THE RIGHT TO TERMINATE THE MERGER AGREEMENT PURSUANT TO EITHER THE ABSOLUTE TERMINATION CONDITION OR THE RELATIVE TERMINATION CONDITION UNTIL THE DESIGNATED VALUATION DATE AS DETERMINED IN ACCORDANCE WITH THE MERGER AGREEMENT AND DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

  T R Financial stockholders are urged to read carefully the sections of the accompanying Joint Proxy Statement/Prospectus that discuss T R Financial's right to terminate the Merger Agreement under both of the foregoing termination conditions.

  The investment banking firm of Goldman, Sachs & Co. ("Goldman Sachs") has issued a written opinion to your Board of Directors that, as of the date of the accompanying Joint Proxy Statement/Prospectus, the Exchange Ratio was fair to T R Financial's stockholders from a financial point of view. The written opinion of Goldman Sachs is reproduced in full as Annex E to the accompanying Joint Proxy Statement/Prospectus, and T R Financial's stockholders are urged to read carefully such opinion, and the discussion thereof in the accompanying Joint Proxy Statement/Prospectus, in its entirety.

  Consummation of the Merger is subject to certain conditions, including the approval of the Merger Agreement by the holders of T R Financial common stock and the holders of Roslyn common stock and the approval of the Merger by various bank regulatory agencies.

  THE MERGER AGREEMENT HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS OF EACH OF T R FINANCIAL AND ROSLYN. THE BOARD OF DIRECTORS OF T R FINANCIAL BELIEVES THAT THE TERMS OF THE MERGER AGREEMENT TO BE PRESENTED AT THE T R FINANCIAL MEETING, WHICH INCLUDES PROVISIONS THAT WILL ALLOW T R FINANCIAL TO TERMINATE THE MERGER AGREEMENT IF THE PRICE OF ROSLYN COMMON STOCK IS BELOW CERTAIN LEVELS ESTABLISHED IN THE MERGER AGREEMENT, ARE FAIR TO, AND IN THE BEST INTERESTS OF, T R FINANCIAL AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

  Specific information regarding the T R Financial Meeting is contained in the enclosed Notice of Special Meeting and Joint Proxy Statement/Prospectus. Please read these materials carefully.

  IT IS VERY IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE T R FINANCIAL MEETING, WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF T R FINANCIAL IS REQUIRED FOR APPROVAL OF THE MERGER AGREEMENT. A FAILURE TO VOTE FOR APPROVAL OF THE MERGER AGREEMENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER AGREEMENT. THEREFORE, I URGE YOU TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED ON THE ENCLOSED PROXY CARD, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE VOTED AT THE T R FINANCIAL MEETING. IF YOU ATTEND THE T R FINANCIAL MEETING, YOU MAY REVOKE THE PROXY GIVEN ON SUCH FORM OR BY TELEPHONE AND VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD OR VOTED USING THE TELEPHONE SYSTEM. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE T R FINANCIAL MEETING AND TO VOTE AT THE T R FINANCIAL MEETING. EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF T R FINANCIAL COMMON STOCK.

  On behalf of the Board of Directors of T R Financial Corp. and Roosevelt Savings Bank, I thank you for your support and urge you to vote FOR approval and adoption of the Merger Agreement.

  If you have any questions, please call Theodore S. Ayvas, Vice President, Investor Relations, Roosevelt Savings Bank, at (516) 739-4219.

                                          Sincerely,

                                          /s/ John M. Tsimbinos

                                          John M. Tsimbinos
                                          Chairman of the Board and
                                           Chief Executive Officer

                             ROSLYN BANCORP, INC.
                          1400 OLD NORTHERN BOULEVARD
                            ROSLYN, NEW YORK  11576
                                (516) 621-6000


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 22, 1998


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Roslyn Bancorp, Inc. ("Roslyn"), Roslyn, New York will be held at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11797 on Tuesday, December 22, 1998, at 10:00 a.m. New York time (the "Roslyn Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Joint Proxy Statement/Prospectus:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn and T R Financial Corp. ("T R Financial") (the "Merger Agreement"). The Merger Agreement provides for the merger of T R Financial with and into Roslyn (the "Merger"), pursuant to which each share of common stock of T R Financial, par value $0.01 per share, will be converted into and exchangeable for 2.05 shares of the common stock of Roslyn, par value $0.01 per share (the "Exchange Ratio"), plus cash in lieu of any fractional share interest (such cash, together with the shares of Roslyn common stock to be received in the Merger, is collectively referred to as the "Merger Consideration"). The Exchange Ratio may be increased by Roslyn in the event T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement if the price of the Roslyn common stock is below certain levels established in the Merger Agreement. A copy of the Merger Agreement is included as Annex A to the accompanying Joint Proxy Statement/Prospectus.

     2. To transact such other business as may properly come before the Roslyn Meeting and any adjournment or postponement thereof.

     Pursuant to Roslyn's Bylaws, the Board of Directors has fixed October 26, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Roslyn Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Roslyn Meeting. A list of Roslyn stockholders entitled to vote at the Roslyn Meeting will be available for examination for any purpose germane to the Roslyn Meeting, during ordinary business hours, at the principal executive offices of Roslyn located at 1400 Old Northern Boulevard, Roslyn, New York 11576 for ten days prior to the Roslyn Meeting and will also be available at the Roslyn Meeting.

     In the event that there are not sufficient votes to approve any of the foregoing proposals at the time of the Roslyn Meeting, the Roslyn Meeting may be adjourned in order to permit further solicitation by Roslyn.

                              By Order of the Board of Directors


                              Mary M. Ehrich
                              Corporate Secretary

Roslyn, New York
_______, 1998

     ROSLYN'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT.

          WHETHER OR NOT YOU PLAN TO ATTEND THE ROSLYN MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF ROSLYN PRIOR TO THE ROSLYN MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ROSLYN MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                              T R FINANCIAL CORP.
                             1122 FRANKLIN AVENUE
                         GARDEN CITY, NEW YORK  11530
                                (516) 742-9300


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON DECEMBER 22, 1998


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of T R Financial Corp. ("T R Financial"), Garden City, New York will be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530 on Tuesday, December 22, 1998, at 9:30 a.m. New York time (the "T R Financial Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Joint Proxy Statement/Prospectus:

     1. To consider and vote upon a proposal to approve and adopt the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. ("Roslyn") and T R Financial (the "Merger Agreement"). The Merger Agreement provides for the merger of T R Financial with and into Roslyn (the "Merger"), pursuant to which each share of common stock of T R Financial, par value $0.01 per share, will be converted into and exchangeable for 2.05 shares of the common stock of Roslyn, par value $0.01 per share (the "Exchange Ratio"), plus cash in lieu of any fractional share interest (such cash, together with the shares of Roslyn common stock to be received in the Merger, is collectively referred to as the "Merger Consideration"). The Exchange Ratio may be increased by Roslyn in the event T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement if the price of the Roslyn common stock is below certain levels established in the Merger Agreement. A copy of the Merger Agreement is included as Annex A to the accompanying Joint Proxy Statement/Prospectus.

     2. To transact such other business as may properly come before the T R Financial Meeting or any adjournment or postponement thereof.

     Pursuant to T R Financial's Bylaws, the Board of Directors has fixed October 26, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the T R Financial Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the T R Financial Meeting. A list of T R Financial stockholders entitled to vote at the T R Financial Meeting will be available for examination for any purpose germane to the T R Financial Meeting, during ordinary business hours, at the principal executive offices of T R Financial located at 1122 Franklin Avenue, Garden City, New York 11530 for ten days prior to the T R Financial Meeting and will also be available at the T R Financial Meeting.

     In the event that there are not sufficient votes to approve any of the foregoing proposals at the time of the T R Financial Meeting, the T R Financial Meeting may be adjourned in order to permit further solicitation by T R Financial.

                              By Order of the Board of Directors


                              Ira H. Kramer
                              Corporate Secretary

Garden City, New York
_______, 1998

     T R FINANCIAL'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO APPROVE AND ADOPT THE MERGER AGREEMENT.

     WHETHER OR NOT YOU PLAN TO ATTEND THE T R FINANCIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PRE-ADDRESSED POSTAGE-PAID ENVELOPE. YOUR PROXY MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF T R FINANCIAL PRIOR TO THE T R FINANCIAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE T R FINANCIAL MEETING, FILING A WRITTEN NOTICE OF REVOCATION WITH THE SECRETARY OF THE MEETING AND VOTING IN PERSON.

                             ROSLYN BANCORP, INC.
                                      AND
                              T R FINANCIAL CORP.
                             JOINT PROXY STATEMENT
                             ____________________

                             ROSLYN BANCORP, INC.
                                  PROSPECTUS
                   40,199,570 SHARES OF ROSLYN COMMON STOCK
                             _____________________

     This Joint Proxy Statement/Prospectus relates to the proposed merger (the "Merger") of T R Financial Corp., a Delaware corporation ("T R Financial"), with and into Roslyn Bancorp, Inc., a Delaware corporation ("Roslyn"), with Roslyn as the surviving corporation in the Merger, as contemplated by the Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 25, 1998, by and between Roslyn and T R Financial. A copy of the Merger Agreement is attached as Annex A hereto and is incorporated herein by reference. Upon consummation of the Merger, each outstanding share of T R Financial common stock, par value $0.01 per share ("T R Financial Common Stock"), with certain exceptions, will be converted into and exchangeable for 2.05 shares of Roslyn common stock, par value $0.01 per share ("Roslyn Common Stock") (the "Exchange Ratio"). Cash will be paid in lieu of the issuance of fractional shares of Roslyn Common Stock (such cash, together with the shares of Roslyn Common Stock to be received in the Merger, is collectively referred to as the "Merger Consideration"). No stockholder of Roslyn or T R Financial is entitled to appraisal rights in connection with, or as a result of, the Merger. See "THE MERGER--No Appraisal Rights."

     This Joint Proxy Statement/Prospectus is being furnished to the stockholders of Roslyn and T R Financial in connection with the solicitation of proxies by the respective Boards of Directors of Roslyn and T R Financial for use at the special meetings of stockholders of Roslyn and T R Financial, each to be held on December 22, 1998, including any adjournment or postponement of such meetings (the "Meetings"). At their respective Meetings, stockholders of Roslyn and T R Financial will consider and vote upon a proposal to approve and adopt the Merger Agreement and the transactions contemplated thereby. This Joint Proxy Statement/Prospectus also constitutes a prospectus of Roslyn with respect to the issuance of up to 40,199,570 shares of Roslyn Common Stock to holders of T R Financial Common Stock in the Merger.

     Set forth below is a description of the termination provisions of the Merger Agreement and the present intention of the Board of Directors of T R Financial (the "T R Financial Board") with respect to these provisions based upon current market conditions. The termination provisions were included in the Merger Agreement because the consideration to be provided to T R Financial stockholders for each share of T R Financial Common Stock held is generally equal to 2.05 shares of Roslyn Common Stock (the Exchange Ratio), and, if the value of Roslyn Common Stock declined significantly, either absolutely or relative to a specified index of stocks of certain other financial institutions ("Index Group"), or both, the T R Financial Board wanted the authority to terminate the Merger Agreement if it believed that the Merger was not in the best long-term interests of T R Financial stockholders. During the period following the execution of the Merger Agreement and preceding the mailing of this Joint Proxy Statement/Prospectus, there has been substantial volatility in U.S. and foreign stock markets. The closing sales price of Roslyn Common Stock, as reported on the National Market System of the Nasdaq Stock Market ("Nasdaq National Market"), has declined from $27.625 on May 22, 1998 (the trading date immediately preceding the public announcement of the Merger Agreement) to $17.50 on November 13, 1998 (the latest practicable trading date prior to the mailing of this Joint Proxy Statement/Prospectus), which is a decline of 36.65%. Hence, the dollar value of the consideration to be received by T R Financial stockholders in connection with the Merger has declined from $56.63 per share ($27.625 x 2.05) to $35.88 per share ($17.50 x 2.05) over the same period.

     The Merger Agreement generally provides that T R Financial may, if the T R Financial Board so determines by a majority vote of the entire T R Financial Board, at any time during the five-day period commencing on the date by which all stockholder and regulatory approvals have been obtained and all required waiting periods have expired (the "Valuation Date"), terminate the Merger Agreement if (i) the 15-consecutive-trading day average closing price of Roslyn Common Stock ("Roslyn Market Value") on the Valuation Date is less than $20.72, which is referred to herein as the "Absolute Termination Condition," or (ii) both the Roslyn Market Value on the Valuation Date is less than $22.10 and the number obtained by dividing the Roslyn Market Value on the Valuation Date by the closing sales price for a share of Roslyn Common Stock on May 22, 1998 (the "Roslyn Ratio") is less than the number obtained by dividing (a) the weighted sum of the average of the daily closing sales prices for a share of common stock of each company in the Index Group for the 30 consecutive trading days immediately preceding the Valuation Date by (b) the sum of the per share closing sales prices for a share of the common stock of each company in the Index Group as of May 22, 1998 and subtracting 0.15 from such quotient (the "Index Ratio"), which is referred to herein as the "Relative Termination Condition." If T R Financial elects to exercise its right to terminate the Merger Agreement under the Absolute Termination Condition or the Relative Termination Condition, the Merger Agreement would generally be terminated effective as of the 30th day following the Valuation Date, except that T R Financial could withdraw its notice at any time prior to such termination effective date. If T R Financial elects to exercise its rights under the Relative Termination Condition, Roslyn has the option, but not the obligation, to increase the Exchange Ratio pursuant to the formula set forth in the Merger Agreement, in which case the Merger Agreement would not be terminated and would remain in full force and effect in accordance with its terms, except that the Exchange Ratio would have been increased. See "THE MERGER--Price-Based Termination."

     If November 16, 1998 had been defined by the Merger Agreement to be the Valuation Date and the Roslyn Market Value, the Roslyn Ratio and the Index Ratio had been determined as of that date, the Roslyn Market Value, the Roslyn Ratio and the Index Ratio would have been $17.396, 62.97% and 61.97%, respectively.
In such case, T R Financial could have terminated the Merger Agreement under the Absolute Termination Condition because $17.396 is below $20.72, but not under the Relative Termination Condition because, even though $17.396 is below $22.10, the Roslyn Ratio is not less than the Index Ratio. Roslyn and T R Financial do not know as of the date of this Joint Proxy Statement/Prospectus whether either or both of the termination conditions will be applicable on the Valuation Date, since the actual Valuation Date is in the future and cannot be earlier than December 22, 1998 (the day of the Meetings), and have not yet determined what action, if any, each might take under the Merger Agreement if either or both of the termination conditions are applicable on the actual Valuation Date. Such decision can only be made during the five-day period commencing on the Valuation Date in accordance with the Merger Agreement and will only be made after careful review of all relevant factors and only after T R Financial reviews all such factors with its legal and financial advisors. Subject to applicable law, such decision will be made by the T R Financial Board based upon what it believes to be in the best long-term interests of T R Financial stockholders as determined at that time.

     The price of Roslyn Common Stock has been below the level set forth under the Absolute Termination Condition for several months, and, during such period, has also sometimes been below the levels set forth under the Relative Termination Condition. The T R Financial Board has decided to disclose to stockholders of T R Financial and Roslyn its present intention with respect to the termination conditions if, as of the Valuation Date, (i) the price of Roslyn Common Stock is below the levels set forth under either, or both, of the termination conditions, and (ii) the absolute prices of Roslyn Common Stock and T R Financial Common Stock, the prices of Roslyn Common Stock and T R Financial Common Stock as compared to those of other financial institution holding companies, the absolute and relative trends of such stocks at that time, the sale of control premiums then being offered in other transactions, Roslyn's and T R Financial's operating performance and projected future operating performance, and other general business, market and economic conditions are, in the aggregate, substantially the same as, or not materially less favorable than, they were as of November 13, 1998.

     Based upon the 15-consecutive-trading day average closing price of Roslyn Common Stock as of November 13, 1998 and the other factors set forth above, it is the present intention of the T R Financial Board that: (i) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as, or not materially less favorable than, they were on November 13, 1998, T R Financial would not elect to terminate the Merger Agreement under the Absolute Termination Condition;
(ii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, materially less favorable than they were on November 13, 1998, T R Financial would elect to terminate the Merger Agreement under the Absolute Termination Condition; and (iii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as they were on November 13, 1998 and the price of Roslyn Common Stock is below the levels set forth under the Relative Termination Condition, T R Financial would elect to terminate the Merger Agreement under the Relative Termination Condition, subject to Roslyn's election to increase the Exchange Ratio, in which case the Merger Agreement would remain in full force and effect except that the Exchange Ratio would have been increased.

     The foregoing sets forth the present intention of the T R Financial Board with respect to an assumed set of facts. It is not a final decision, and is based upon an assumed set of facts. T R FINANCIAL DOES NOT HAVE THE RIGHT TO TERMINATE THE MERGER AGREEMENT PURSUANT TO EITHER THE ABSOLUTE TERMINATION CONDITION OR THE RELATIVE TERMINATION CONDITION UNTIL THE VALUATION DATE.

     Because the market price of Roslyn Common Stock is subject to fluctuation, the value of the shares of Roslyn Common Stock that holders of T R Financial Common Stock will receive in the Merger may increase or decrease prior to and after the Merger. See "MARKET PRICES AND DIVIDEND INFORMATION." Upon consummation of the Merger and assuming the Exchange Ratio is not adjusted, the holders of T R Financial Common Stock will own approximately 48% of the outstanding shares of Roslyn Common Stock.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ___________________________

     THE SHARES OF ROSLYN COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF A BANK OR SAVINGS ASSOCIATION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY, NOR ARE THEY GUARANTEED BY ANY BANK OR BANK HOLDING COMPANY, AND THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF INVESTMENT.

                         ____________________________

     STOCKHOLDERS OF T R FINANCIAL WHO ARE NOT AFFILIATED WITH ROSLYN AND WHO RECEIVE SHARES OF ROSLYN COMMON STOCK IN CONNECTION WITH THE MERGER WILL BE ABLE TO SELL SUCH SHARES WITHOUT THE USE OF A RESALE PROSPECTUS.

     This Joint Proxy Statement/Prospectus and the accompanying forms of proxy are first being mailed to stockholders of Roslyn and T R Financial on or about November 20, 1998.

     No persons have been authorized to give any information or to make any representations other than those contained in this Joint Proxy Statement/Prospectus, or incorporated by reference herein, in connection with the solicitation of proxies or the offering of securities made hereby and, if given or made, such information or representations must not be relied upon as having been authorized by Roslyn or T R Financial. This Joint Proxy Statement/Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction. Neither the delivery of this Joint Proxy Statement/Prospectus nor any distribution of securities made hereunder shall, under any circumstances, create an implication that there has been no change in the affairs of Roslyn or T R Financial since the date of this Joint Proxy Statement/Prospectus or that the information herein or the documents or reports incorporated by reference herein is correct as of any time subsequent to such date. All information contained in this Joint Proxy Statement/Prospectus relating to Roslyn and its subsidiaries has been supplied by Roslyn and all pro forma information was prepared by Roslyn. All information contained in this Joint Proxy Statement/ Prospectus relating to T R Financial and its subsidiaries has been supplied by T R Financial.

    The date of this Joint Proxy Statement/Prospectus is November 16, 1998.

                               TABLE OF CONTENTS

                                                                                          PAGE
                                                                                          ----
AVAILABLE INFORMATION.................................................................      8

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION............................      8

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.......................................      9

SUMMARY...............................................................................     11
     Parties to the Merger............................................................     11
     The Stockholder Meetings.........................................................     12
     Effects of the Merger............................................................     13
     Exchange Ratio...................................................................     13
     Recommendations of the Boards of Directors; Reasons for the Merger...............     13
     Opinions of Financial Advisors...................................................     14
     Interests of Certain Persons in the Merger.......................................     15
     Employee Matters.................................................................     16
     Effective Time...................................................................     16
     Conditions; Regulatory Approvals.................................................     16
     Termination of the Merger Agreement..............................................     17
     Nasdaq National Market Listing...................................................     19
     Anticipated Accounting Treatment.................................................     19
     Federal Income Tax Consequences of the Merger....................................     19
     No Appraisal Rights..............................................................     19
     Merger Stock Option Agreements...................................................     19
     Comparison of Rights of Stockholders.............................................     20
     Amendment to T R Financial Rights Agreement......................................     21

MARKET PRICES AND DIVIDEND INFORMATION................................................     22

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION(UNAUDITED).....................     24

UNAUDITED PRO FORMA COMBINED SELECTEDFINANCIAL INFORMATION............................     28

COMPARATIVE PER SHARE DATA(UNAUDITED).................................................     30

PARTIES TO THE MERGER.................................................................     31
     Roslyn...........................................................................     31
     T R Financial....................................................................     31

MEETING OF ROSLYN STOCKHOLDERS........................................................     32
     Date, Time and Place; Purpose of Meeting.........................................     32
     Record Date......................................................................     32
     Proxies; Voting and Revocation of Proxies........................................     32
     Vote Required; Principal Stockholders............................................     34

BENEFICIAL OWNERSHIP OF ROSLYN COMMON STOCK........................................  35
     Principal Security Ownership..................................................  35
     Directors and Executive Officers..............................................  36

MEETING OF T R FINANCIAL STOCKHOLDERS..............................................  37
     Date, Time and Place; Purpose of Meeting......................................  37
     Record Date...................................................................  38
     Proxies; Voting and Revocation of Proxies.....................................  38
     Vote Required; Principal Stockholders.........................................  40

BENEFICIAL OWNERSHIP OF T R FINANCIAL COMMON STOCK.................................  41
     Principal Security Ownership..................................................  41
     Directors and Executive Officers..............................................  42

THE MERGER.........................................................................  44
     General.......................................................................  44
     Exchange Ratio................................................................  44
     Background of the Merger......................................................  45
     Recommendation of the Roslyn Board; Roslyn's Reasons
      for the Merger...............................................................  48
     Opinion of Roslyn's Financial Advisor.........................................  50
     Recommendation of the T R Financial Board; T R Financial's
      Reasons for the Merger.......................................................  54
     Opinion of T R Financial's Financial Advisor..................................  56
     Certain Estimates of Future Operations and Other
      Information..................................................................  63
     Interests of Certain Persons in the Merger....................................  65
     Management and Operations Following the Merger................................  68
     Employee Matters..............................................................  70
     Conditions to the Merger......................................................  72
     Regulatory Approvals Required for the Merger..................................  75
     Conduct of Business Pending the Merger........................................  77
     Representations and Warranties................................................  80
     Solicitation Proposals........................................................  80
     Waiver and Amendment; Termination.............................................  81
     Price-Based Termination.......................................................  81
     Nasdaq National Market Listing................................................  86
     Anticipated Accounting Treatment..............................................  86
     Federal Income Tax Consequences of the Merger.................................  87
     Resales of Roslyn Common Stock by Affiliates..................................  88
     No Appraisal Rights...........................................................  88
     Expenses......................................................................  89
     Effective Time................................................................  89
     Conversion of Shares; Procedures for Exchange of
      Certificates;
     Fractional Shares.............................................................  89

CERTAIN RELATED TRANSACTIONS.......................................................  90
     Merger Stock Option Agreements................................................  90
     Amendment to T R Financial Rights Agreement...................................  93
     Bank Merger Agreement.........................................................  94

CERTAIN BANKING REGULATORY CONSIDERATIONS..........................................  94
     General.......................................................................  94
     New York State Law............................................................  94
     FDIC Regulations..............................................................  95

     Investment Activities.........................................................   98
     Prompt Corrective Regulatory Action...........................................   98
     Transactions with Affiliates..................................................   99
     Enforcement...................................................................  100
     Insurance of Deposit Accounts.................................................  100
     Payment of FICO Bonds.........................................................  101
     Federal Reserve System........................................................  101
     Community Reinvestment Act....................................................  101
     Holding Company Regulation....................................................  102
     Interstate Banking and Branching..............................................  104

DESCRIPTION OF ROSLYN CAPITAL STOCK................................................  105
     General.......................................................................  105
     Common Stock..................................................................  105
     Preferred Stock...............................................................  105

COMPARISON OF RIGHTS OF STOCKHOLDERS...............................................  106
     General.......................................................................  106
     Quorum........................................................................  106
     Calling Stockholder Meetings..................................................  106

UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
 FINANCIAL STATEMENTS..............................................................  107

LEGAL MATTERS......................................................................  116

EXPERTS............................................................................  116

STOCKHOLDER PROPOSALS..............................................................  117

ANNEX A Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.
ANNEX B   Stock Option Agreement, dated as of May 25, 1998, by and between
          T R Financial Corp. and Roslyn Bancorp, Inc.
ANNEX C Stock Option Agreement, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp.
ANNEX D   Opinion of Sandler O'Neill & Partners, L.P.
ANNEX E   Opinion of Goldman, Sachs & Co.

                             AVAILABLE INFORMATION

     Roslyn and T R Financial are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The reports, proxy statements and other information filed by Roslyn and T R Financial with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices at 7 World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison, Suite
1400, Chicago, Illinois 60661.   Copies of such materials also can be obtained
from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or from the Internet Website maintained by the Commission at "http://www.sec.gov."

     Roslyn has filed with the Commission a registration statement on Form S-4 (together with any amendments thereof, the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Roslyn Common Stock to be issued pursuant to the Merger Agreement. This Joint Proxy Statement/Prospectus does not contain all the information set forth in the Registration Statement and the exhibits thereto. Such additional information may be inspected and copied as set forth above. Statements contained in this Joint Proxy Statement/Prospectus, or in any document incorporated by reference in this Joint Proxy Statement/Prospectus, as to the contents of any contract or other document referred to herein, or therein, are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement or such other document, each such statement being qualified in all respects by such reference.

     Additional information regarding Roslyn may be obtained on Roslyn's Internet Website, the address of which is http://www.roslynsavings.com. Additional information regarding T R Financial may be obtained on T R Financial's Internet Website, the address of which is http://www.trfin.com.

                         CAUTIONARY STATEMENT REGARDING
                          FORWARD-LOOKING INFORMATION

     THIS JOINT PROXY STATEMENT/PROSPECTUS CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS AND BUSINESS OF ROSLYN FOLLOWING THE CONSUMMATION OF THE MERGER, INCLUDING STATEMENTS RELATING TO: (I) THE COST SAVINGS THAT ARE EXPECTED TO BE REALIZED FROM THE MERGER AND (II) PRO FORMA EARNINGS AND EARNINGS PER SHARE. SEE "SUMMARY," "THE MERGER--BACKGROUND OF THE MERGER," "--RECOMMENDATION OF THE ROSLYN BOARD; ROSLYN'S REASONS FOR THE MERGER," "--RECOMMENDATION OF THE T R FINANCIAL BOARD; T R FINANCIAL'S REASONS FOR THE MERGER" AND "--CERTAIN ESTIMATES OF FUTURE OPERATIONS AND OTHER INFORMATION," AND "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS." FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (I) EXPECTED COST SAVINGS FROM THE MERGER CANNOT BE FULLY REALIZED; (II) DEPOSIT ATTRITION, CUSTOMER LOSS OR REVENUE LOSS FOLLOWING THE MERGER IS GREATER THAN EXPECTED; (III) COMPETITIVE PRESSURE IN THE BANKING AND FINANCIAL SERVICES INDUSTRY INCREASES SIGNIFICANTLY; (IV) CHANGES IN THE INTEREST RATE ENVIRONMENT REDUCE NET INTEREST MARGINS; (V) GENERAL ECONOMIC CONDITIONS, EITHER NATIONALLY, REGIONALLY OR IN THE STATE OF NEW YORK, ARE LESS FAVORABLE THAN EXPECTED;

(VI) CHANGES IN REAL ESTATE VALUES; (VII) CHANGES IN COMPETITION; (VIII) CHANGES IN ACCOUNTING PRINCIPLES; (IX) CHANGES IN LEGISLATION AND (X) CHANGES IN OTHER ECONOMIC, COMPETITIVE, GOVERNMENT, REGULATORY AND TECHNOLOGICAL FACTORS AFFECTING ROSLYN'S OPERATIONS, PRICING, PRODUCTS AND SERVICES.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by Roslyn (File
No. 0-28886) and T R Financial (File No. 0-21386) pursuant to the Exchange Act are incorporated by reference in this Joint Proxy Statement/Prospectus:

     1. Roslyn's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and any amendments thereto (the "1997 Roslyn Form 10-K");

     2. Roslyn's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1998 and for the quarter ended June 30, 1998;

     3. Roslyn's Current Reports on Form 8-K, dated June 3, 1998 and July 22, 1998;

     4. The description of Roslyn Common Stock set forth in Roslyn's Registration Statement filed by Roslyn on August 20, 1996 pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating any such description;

     5. The portions of Roslyn's Proxy Statement for the Annual Meeting of Stockholders held on April 28, 1998 that have been incorporated by reference in the 1997 Roslyn Form 10-K;

     6. T R Financial's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 (the "1997 T R Financial Form 10-K");

     7. T R Financial's Quarterly Reports on Form 10-Q for the quarter ended March 31, 1998 and for the quarter ended June 30, 1998;

     8.   T R Financial's Current Report on Form 8-K, dated June 4, 1998;

     9. The description of T R Financial's Common Stock set forth in T R Financial's Registration Statement filed by T R Financial on March 5, 1993 pursuant to Section 12 of the Exchange Act, including any amendment or report filed for purposes of updating any such description; and

     10. The portions of T R Financial's Proxy Statement for the Annual Meeting of Stockholders held on April 27, 1998 that have been incorporated by reference in the 1997 T R Financial Form 10-K.

     All documents and reports filed by Roslyn or T R Financial with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Joint Proxy Statement/Prospectus and prior to the date of the Meetings shall be deemed to be incorporated by reference in this Joint Proxy Statement/Prospectus and to be a part hereof from the dates of filing of such documents or reports. Any statement contained in a document or report incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Joint Proxy Statement/Prospectus to the extent that a statement contained herein, or in any other subsequently filed document or report which also is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Joint Proxy Statement/Prospectus.

          THIS JOINT PROXY STATEMENT/PROSPECTUS INCORPORATES DOCUMENTS BY REFERENCE WHICH ARE NOT PRESENTED HEREIN OR DELIVERED HEREWITH. SUCH DOCUMENTS (OTHER THAN EXHIBITS OR ANNEXES TO SUCH DOCUMENTS UNLESS SUCH EXHIBITS OR ANNEXES ARE SPECIFICALLY INCORPORATED BY REFERENCE) ARE AVAILABLE, WITHOUT CHARGE, TO ANY PERSON, INCLUDING ANY BENEFICIAL OWNER, TO WHOM THIS JOINT PROXY STATEMENT/PROSPECTUS IS DELIVERED, UPON WRITTEN OR ORAL REQUEST, IN THE CASE OF DOCUMENTS RELATING TO ROSLYN, TO ROSLYN BANCORP, INC., 1400 OLD NORTHERN BOULEVARD, ROSLYN, NEW YORK 11576, ATTENTION: MARY M. EHRICH, CORPORATE SECRETARY, TELEPHONE NUMBER (516) 621-6000, AND IN THE CASE OF DOCUMENTS RELATING TO T R FINANCIAL, TO T R FINANCIAL CORP., 1122 FRANKLIN AVENUE, GARDEN CITY, NEW YORK 11530, ATTENTION: IRA H. KRAMER, CORPORATE SECRETARY, TELEPHONE NUMBER (516) 742-9300. IN ORDER TO ENSURE TIMELY DELIVERY OF THE DOCUMENTS, REQUESTS SHOULD BE RECEIVED BY DECEMBER 11, 1998.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus. As this summary is necessarily incomplete, reference is made to, and this summary is qualified in its entirety by, the more detailed information contained, or incorporated by reference, in this Joint Proxy Statement/Prospectus and the Annexes hereto. Roslyn and T R Financial stockholders are urged to read this Joint Proxy Statement/Prospectus and the Annexes hereto in their entirety. Certain capitalized terms which are used but not defined in this summary are defined elsewhere in this Joint Proxy Statement/Prospectus. We have included page references parenthetically to direct you to a more complete description of the topics presented in this summary.

PARTIES TO THE MERGER (Page 31)

     ROSLYN (Page 31). Roslyn is a savings and loan holding company organized under the laws of the State of Delaware in 1996. Roslyn's wholly owned subsidiary, The Roslyn Savings Bank ("Roslyn Savings"), operates 8 full service banking offices in the State of New York Counties of Nassau and Suffolk, as well as 12 mortgage origination offices in the states of New York, New Jersey, Connecticut, Delaware and Pennsylvania through Roslyn Savings' wholly owned subsidiary, Roslyn National Mortgage Corporation ("RNMC"). In addition, Roslyn Savings has received the requisite regulatory approvals to open full service branch offices in Bay Shore, New York, Oceanside, New York and Smithtown, New York, all of which are expected to open in the fourth quarter of 1998 and the first quarter of 1999. Roslyn Savings is a New York State-chartered savings bank which has operated since 1875. Roslyn Savings' deposits are insured by the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC").

     At June 30, 1998, Roslyn had total assets of $3.85 billion, deposits of $2.03 billion and stockholders' equity of $594.4 million. Roslyn's principal executive offices are located at 1400 Old Northern Boulevard, Roslyn, New York 11576, and its telephone number is (516) 621-6000.

     For more information about Roslyn, reference is made to "PARTIES TO THE MERGER--Roslyn" and to the 1997 Roslyn Form 10-K, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

     T R FINANCIAL (Page 31). T R Financial is a bank holding company organized under the laws of the State of Delaware in 1993. T R Financial's wholly owned subsidiary, Roosevelt Savings Bank ("Roosevelt Savings"), operates 15 full service banking offices in the New York City Boroughs of Brooklyn and Queens and the State of New York Counties of Nassau and Suffolk. Roosevelt Savings is a New York State-chartered savings bank which has operated since 1895. Roosevelt Savings' deposits are insured by the BIF.

     At June 30, 1998, T R Financial had total assets of $4.12 billion, deposits of $2.12 billion and stockholders' equity of $256.2 million. T R Financial's principal executive offices are located at 1122 Franklin Avenue, Garden City, New York 11530, and its telephone number is (516) 742-9300.

     For more information about T R Financial, reference is made to "PARTIES TO THE MERGER--T R Financial" and to the 1997 T R Financial Form 10-K, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

THE STOCKHOLDER MEETINGS (Pages 32 and 37)

     ROSLYN (Page 32). The special meeting of stockholders of Roslyn will be held at 10:00 a.m. on Tuesday, December 22, 1998 at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11797 (including any adjournment or postponement thereof, the "Roslyn Meeting"). The purposes of the Roslyn Meeting are to consider and vote upon (i) a proposal to approve and adopt the Merger Agreement, which is included as Annex A to this Joint Proxy Statement/Prospectus, and the consummation of the transactions contemplated thereby; and (ii) such other matters as may properly be brought before the Roslyn Meeting.

     Only holders of record of Roslyn Common Stock at the close of business on October 26, 1998 (the "Roslyn Record Date") will be entitled to notice of, and to vote at, the Roslyn Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Roslyn Common Stock entitled to vote thereon is required to approve and adopt the Merger Agreement. As of the Roslyn Record Date, there were 41,399,959 shares of Roslyn Common Stock outstanding and entitled to be voted at the Roslyn Meeting.

     The directors and executive officers of Roslyn and their affiliates beneficially owned, as of September 30, 1998, 1,995,957 shares, or approximately 4.82% of the outstanding shares, of Roslyn Common Stock (inclusive of shares of Roslyn Common Stock which may be acquired upon the exercise of vested options under the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan). As of the Roslyn Record Date, such persons were entitled to vote 1,463,310 shares of Roslyn Common Stock at the Roslyn Meeting and all such persons have indicated a present intent to vote such shares for approval and adoption of the Merger Agreement. See "BENEFICIAL OWNERSHIP OF ROSLYN COMMON STOCK." As of September 30, 1998, T R Financial, its subsidiaries, and the directors and executive officers of T R Financial beneficially owned 103,755 shares of Roslyn Common Stock. See "MEETING OF ROSLYN STOCKHOLDERS."

     T R FINANCIAL (Page 37). The special meeting of stockholders of T R Financial will be held at 9:30 a.m. on Tuesday, December 22, 1998 at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530 (including any adjournment or postponement thereof, the "T R Financial Meeting"). The purposes of the T R Financial Meeting are to consider and vote upon (i) a proposal to approve and adopt the Merger Agreement and the consummation of the transactions contemplated thereby; and (ii) such other matters as may properly be brought before the T R Financial Meeting.

     Only holders of record of T R Financial Common Stock at the close of business on October 26, 1998 (the "T R Financial Record Date") will be entitled to notice of, and to vote at, the T R Financial Meeting. The affirmative vote of the holders of a majority of the outstanding shares of T R Financial Common Stock entitled to vote thereon is required to approve and adopt the Merger Agreement. As of the T R Financial Record Date, there were 17,629,964 shares of T R Financial Common Stock outstanding and entitled to be voted at the T R Financial Meeting.

     The directors and executive officers of T R Financial and their affiliates beneficially owned, as of September 30, 1998, 2,662,762 shares, or approximately 14.1% of the outstanding shares, of T R Financial Common Stock (inclusive of shares of T R Financial Common Stock which may be acquired upon the exercise of vested options under the T R Financial Corp. 1993 Incentive Stock Option Plan and the T R Financial Corp. 1993 Stock Option Plan for Outside Directors). As of the T R Financial Record Date, such persons were entitled to vote 1,247,036 shares of T R Financial Common Stock at the T R Financial Meeting and all such persons have indicated a present intent to vote such shares for approval and adoption of the Merger Agreement. See "BENEFICIAL OWNERSHIP OF T R FINANCIAL COMMON STOCK." As of September 30, 1998, Roslyn, its subsidiaries, and the directors and executive officers of Roslyn beneficially owned 502,910 shares of T R Financial Common Stock. See "MEETING OF T R FINANCIAL STOCKHOLDERS."


EFFECTS OF THE MERGER (Pages 44, 89 and 94)

     Pursuant to the Merger Agreement, at the Effective Time (as defined below), T R Financial will be merged with and into Roslyn, and T R Financial's stockholders will become stockholders of Roslyn. See "THE MERGER--General."
For information on how T R Financial stockholders will be able to exchange certificates representing shares of T R Financial Common Stock for new certificates representing Roslyn Common Stock to be issued to them, see "THE MERGER--Conversion of Shares; Procedures for Exchange of Certificates; Fractional Shares."

     As soon as practicable following the consummation of the Merger, Roosevelt Savings and Roslyn Savings will also merge, with the surviving bank being named The Roslyn Savings Bank (the "Bank Merger"). The surviving bank will continue as a New York State-chartered savings bank and a wholly owned subsidiary of Roslyn. See "THE MERGER--General" and "CERTAIN RELATED TRANSACTIONS--Bank Merger Agreement."

EXCHANGE RATIO (Page 44)

     At the Effective Time, each issued and outstanding share of T R Financial Common Stock, except for (i) shares held directly or indirectly by Roslyn (other than shares held by Roslyn in a fiduciary capacity or in satisfaction of a debt previously contracted), (ii) shares held by T R Financial as treasury stock, and
(iii) unallocated shares held in T R Financial's Recognition and Retention Plan for Officers (collectively, "Excluded Shares"), will be converted into and exchangeable for 2.05 shares of Roslyn Common Stock, subject to certain adjustments (i.e., the Exchange Ratio). The Exchange Ratio may be increased by Roslyn in the event T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement. See "THE MERGER--Price-Based Termination." No stockholder of T R Financial or Roslyn is entitled to appraisal rights in connection with, or as a result of, the Merger. See "THE MERGER--No Appraisal Rights."

     Under the terms of the Merger Agreement, cash will be paid in lieu of the issuance of fractional shares of Roslyn Common Stock. Such cash, together with the shares of Roslyn Common Stock to be received in the Merger, is collectively referred to as the "Merger Consideration."

     At the Effective Time, each outstanding and unexercised option to purchase shares of T R Financial Common Stock (a "T R Financial Option") (representing options to purchase 1,757,692 shares of T R Financial Common Stock as of September 30, 1998 with an aggregate value of approximately $36.9 million, based on the closing price for a share of T R Financial Common Stock on November 13, 1998, the latest practicable date prior to the mailing of this Joint Proxy Statement/Prospectus) shall be converted into options to purchase Roslyn Common Stock pursuant to the Exchange Ratio. See "THE MERGER--Exchange Ratio."

RECOMMENDATIONS OF THE BOARDS OF DIRECTORS; REASONS FOR THE MERGER (Pages 48 and
54)

     ROSLYN (Page 48). The Roslyn Board of Directors (the "Roslyn Board") has unanimously approved the Merger Agreement and believes that the terms of the Merger Agreement are fair to, and in the best interests of, Roslyn and its stockholders. The Roslyn Board has not yet determined what action, if any, it might take under the Merger Agreement in the event that the Relative Termination Condition is applicable and T R Financial exercises its termination rights under the Relative Termination Condition. Approval of the Merger Agreement by the Roslyn stockholders at the Roslyn Meeting will confer on the Roslyn Board the power, consistent with its fiduciary duties, to determine, if T R Financial exercises its right to terminate the Merger Agreement under the Relative Termination Condition, in the alternative, (i) whether to increase the Exchange Ratio in accordance with the formula set forth in the Merger Agreement, or (ii) whether to permit the Merger Agreement to be terminated, in either case without any further action by, or resolicitation of the votes of, the stockholders of Roslyn. In such a situation, the Roslyn Board, consistent with its fiduciary duties, will consider all relevant facts and circumstances that exist at such time, including, without limitation, the advice of its legal and financial advisors, to determine whether or not to exercise its option to increase the Exchange Ratio so that the Merger Agreement would continue in full force and effect. THE ROSLYN BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT ROSLYN'S STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. For a discussion of the factors considered by the Roslyn Board in approving the Merger Agreement, see "THE MERGER--Recommendation of the Roslyn Board; Roslyn's Reasons for the Merger."

     T R FINANCIAL (Page 54). The T R Financial Board has unanimously approved the Merger Agreement and believes that the terms of the Merger Agreement are fair to, and in the best interests of, T R Financial and its stockholders, in part because the Merger Agreement includes safeguards that will allow T R Financial to terminate the Merger Agreement if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement, as more fully described below under "THE MERGER--Price-Based Termination." Approval of the Merger Agreement by the T R Financial stockholders at the T R Financial Meeting will confer on the T R Financial Board the power, consistent with its fiduciary duties, to determine, if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement, in the alternative, (i) whether to consummate the Merger notwithstanding the right to terminate the Merger Agreement, or (ii) whether to terminate the Merger Agreement, in either case without any further action by, or resolicitation of the votes of, the stockholders of T R Financial. In such a situation, the T R Financial Board, consistent with its fiduciary duties, will consider all relevant facts and circumstances that exist at such time, including, without limitation, the advice of its legal and financial advisors, to determine whether or not to exercise its termination rights under the Merger Agreement. For a discussion of T R Financial's present intention with respect to its right to terminate the Merger Agreement under such conditions, see "THE MERGER--Price-Based Termination." THE T R FINANCIAL BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT T R FINANCIAL'S STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT. For a discussion of the factors considered by the T R Financial Board in approving the Merger Agreement, see "THE MERGER--Recommendation of the T R Financial Board; T R Financial's Reasons for the Merger."

OPINIONS OF FINANCIAL ADVISORS (Pages 50 and 56)

     ROSLYN (Page 50). Sandler O'Neill & Partners, L.P. ("Sandler O'Neill") has served as financial advisor to Roslyn in connection with the Merger and has rendered a written opinion to the Roslyn Board, dated May 25, 1998, which has been updated as of the date of this Joint Proxy Statement/Prospectus, to the effect that, as of such dates, the Exchange Ratio was fair, from a financial point of view, to the holders of Roslyn Common Stock. As discussed in "THE MERGER--Recommendation of the Roslyn Board; Roslyn's Reasons for the Merger," Sandler O'Neill's opinion and presentation to the Roslyn Board, together with a review by the Roslyn Board of the assumptions used by Sandler O'Neill, were among the factors considered by the Roslyn Board in reaching its determination to approve the Merger Agreement. The opinion of Sandler O'Neill is attached as Annex D to this Joint Proxy Statement/Prospectus. Stockholders are urged to read such opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O'Neill in connection therewith. The estimated fee to be paid to Sandler O'Neill for its services as financial advisor in connection with the Merger is approximately $5.1 million based upon the closing price of Roslyn Common Stock on November 13, 1998. See "THE MERGER--Opinion of Roslyn's Financial Advisor."

     T R FINANCIAL (Page 56). Goldman, Sachs & Co. ("Goldman Sachs") has served as financial advisor to T R Financial in connection with the Merger and has rendered a written opinion to the T R Financial Board, dated May 25, 1998, which has been updated as of the date of this Joint Proxy Statement/Prospectus, to the effect that, as of such dates, the Exchange Ratio was fair, from a financial point of view, to the holders of T R Financial Common Stock. As discussed in "THE MERGER--Recommendation of the T R Financial Board; T R Financial's Reasons for the Merger," Goldman Sachs' opinion and presentation to the T R Financial Board, together with a review by the T R Financial Board of the assumptions used by Goldman Sachs, were among the factors considered by the T R Financial Board in reaching its determination to approve the Merger Agreement. The opinion of Goldman Sachs is attached as Annex E to this Joint Proxy Statement/Prospectus. Stockholders are urged to read such opinion in its entirety for a description of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Goldman Sachs in connection therewith. The fairness opinion received by T R Financial from Goldman Sachs is dated as of the date of this Joint Proxy Statement/Prospectus and is based on conditions in effect on the date hereof. Accordingly, such opinion does not address the circumstances that may exist after the date of this Joint Proxy Statement/Prospectus but before the date that the Merger is expected to be consummated. In the event that T R Financial has the right to terminate the Merger Agreement pursuant to the termination provisions of the Merger Agreement, the T R Financial Board may request another fairness opinion prior to deciding whether to consummate the Merger or to terminate the Merger Agreement. See "THE MERGER--Opinion of T R Financial's Financial Advisor."


     Notwithstanding the Goldman Sachs opinion to the effect that, as of the date of this Joint Proxy Statement/Prospectus, the Exchange Ratio was fair, from a financial point of view, to the holders of T R Financial Common Stock, T R Financial may exercise its right to terminate the Merger Agreement pursuant to the termination provisions of the Merger Agreement if the Absolute Termination Condition, the Relative Termination Condition or both are applicable on the Valuation Date. T R Financial may exercise such right even if (i) the price of Roslyn Common Stock on the Valuation Date is equal to or greater than the price of Roslyn Common Stock on the date of this Joint Proxy Statement/Prospectus,
(ii) the Roslyn Market Value on the Valuation Date is equal to or greater than the price of Roslyn Common Stock on the date of this Joint Proxy Statement/Prospectus, (iii) the Exchange Ratio on the Valuation Date is fair, from a financial point of view, to the holders of T R Financial Common Stock and/or (iv) the stockholders of T R Financial approve the Merger Agreement at the T R Financial Meeting. See "THE MERGER--Price-Based Termination."

     The estimated fee to be paid to Goldman Sachs for its services as financial advisor in connection with the Merger is approximately $5.8 million based upon the closing prices of T R Financial Common Stock and Roslyn Common Stock on November 13, 1998.

INTERESTS OF CERTAIN PERSONS IN THE MERGER (Page 65)

     Certain members of T R Financial's management and the T R Financial Board have interests in the Merger in addition to, or potentially different from, their interests as stockholders of T R Financial generally. These interests include, among other things, provisions in the Merger Agreement relating to indemnification, the creation of an advisory board, the payout of cash amounts and continuing employee benefits under existing employment agreements (totaling approximately $17.9 million for the six senior executive officers of T R Financial, excluding tax indemnification payments pursuant to existing employment agreements, or $28.8 million including such payments), the acceleration and vesting of certain benefits under certain benefit plans (including the vesting upon consummation of the Merger of 298,456 unvested T R Financial Options which had been granted to directors and executive officers of T R Financial having an aggregate dollar value of approximately $3.3 million, based on the closing price for a share of Roslyn Common Stock on November 13, 1998, the latest practicable date prior to the mailing of this Joint Proxy Statement/Prospectus, multiplied by 2.05, and an assumed closing date for the Merger of December 31, 1998), the appointment to the Roslyn Board of four members of the T R Financial Board, including John M. Tsimbinos as Chairman of the Roslyn Board, the appointment of Mr. Tsimbinos as Vice Chairman of Roslyn Savings and as a member of the nominating committees of Roslyn and Roslyn Savings, the execution of an employment agreement between Roslyn and Mr. Tsimbinos substantially in the form included as an exhibit to the Merger Agreement, and the offering of employment agreements to two other executive officers of T R Financial. In addition, if, within four years following the Effective Time, Mr. Mancino, Roslyn's and Roslyn Savings' Chief Executive Officer and President, shall cease to be Chief Executive Officer of Roslyn or Roslyn Savings by reason of death, disability, retirement or otherwise, Mr. Tsimbinos will be appointed interim Chief Executive Officer until a permanent replacement is appointed. The T R Financial Board was aware of these interests and considered them, among other matters, in unanimously approving the Merger Agreement and the transactions contemplated thereby. See "THE MERGER--Interests of Certain Persons in the Merger."


EMPLOYEE MATTERS (Page 70)

     The Merger Agreement provides for T R Financial and Roosevelt Savings employees who continue to be employed by Roslyn or Roslyn Savings to participate in benefit plans maintained by Roslyn or Roslyn Savings and provides, in certain instances, more specific provisions with respect to such participation and treatment of T R Financial and Roosevelt Savings benefit plans following the Merger. See "THE MERGER--Employee Matters."

EFFECTIVE TIME (Page 89)

     The Merger will become effective at the date and time (the "Effective Date" and the "Effective Time," respectively) set forth in the Certificate of Merger which will be filed with the Secretary of State of the State of Delaware in accordance with applicable law. The Certificate of Merger will be filed no later than five business days following the date on which the expiration of the last applicable waiting period in connection with the notices to and approvals of governmental authorities shall occur and all conditions to the consummation of the Merger are satisfied or waived, or on such other date as agreed to by Roslyn and T R Financial. See "THE MERGER--Effective Time." The date of such filing is referred to herein as the "Closing Date."

CONDITIONS; REGULATORY APPROVALS (Pages 72 and 75)

     Consummation of the Merger is subject to various conditions, including, among others, receipt of the stockholder approvals solicited hereby, receipt of necessary regulatory approvals, receipt of opinions of counsel regarding certain federal income tax consequences of the Merger, receipt of a letter from Roslyn's independent accountants that the Merger qualifies for pooling-of-interests accounting treatment and the satisfaction of certain other customary closing conditions. In some instances, if either party wishes to waive a condition, the parties may be required to resolicit the approval of the stockholders of T R Financial or Roslyn if the waiver adversely affects the holders of T R Financial Common Stock or Roslyn Common Stock. Waivers which may require a resolicitation of stockholders could include the failure to receive the tax and accounting opinions referenced above. See "THE MERGER--Conditions to the Merger."

     Consummation of the Merger and the transactions contemplated thereby are subject to the prior approval of the FDIC and the Superintendent of Banks of New York State (the "Superintendent") and the approval of, or waiver of, the application requirement by, the Board of Governors of the Federal Reserve

System ("FRB"). An application has been filed with the FDIC and the Superintendent, and a waiver request has been submitted to the FRB. On September 23, 1998, the Federal Reserve Bank of New York waived the application requirement with respect to the Merger. On November 5, 1998, the Superintendent approved the application for the merger of Roosevelt Savings and Roslyn Savings. The application filed with the FDIC is currently under review. There can be no assurance that FDIC approval will be obtained and, if obtained, there can be no assurance as to the date of such approval. See "THE MERGER--Regulatory Approvals Required for the Merger."


TERMINATION OF THE MERGER AGREEMENT (Page 81)

     The Merger Agreement may be terminated at any time prior to the Effective Time by the mutual consent of Roslyn and T R Financial, and by either of them, individually, under certain specified circumstances, including if the Merger has not been consummated by January 31, 1999 (unless all conditions precedent to the Merger have been satisfied except for obtaining all necessary regulatory or governmental approvals, consents or waivers, in which case such date may be extended to March 31, 1999). In addition, the Merger Agreement provides that T R Financial may, if the T R Financial Board so determines by a majority vote of the entire T R Financial Board, at any time during the five-day period commencing on the Valuation Date, terminate the Merger Agreement if (i) the Roslyn Market Value on the Valuation Date is less than $20.72, which is referred to herein as the "Absolute Termination Condition" or (ii) both the Roslyn Market Value on the Valuation Date is less than $22.10 and the Roslyn Ratio is less than the Index Ratio, which is referred to herein as the "Relative Termination Condition."

     T R Financial may make an election to terminate the Merger Agreement under the Absolute Termination Condition or the Relative Termination Condition by giving prompt written notice thereof to Roslyn during such five-day period, and such termination would be effective on the 30th day following the Valuation Date ("Effective Termination Date"). If the Roslyn Market Value and the Roslyn Ratio's relation to the Index Ratio are such that, on the Valuation Date, both the Absolute Termination Condition and the Relative Termination Condition are applicable, T R Financial could exercise its termination rights under either condition. If T R Financial elects to exercise its termination rights under the Merger Agreement, it may withdraw such election at any time prior to the Effective Termination Date. If T R Financial exercises its right of termination under the Relative Termination Condition, Roslyn may elect, during the five-day period commencing with its receipt of any written termination notice of T R Financial, to increase the Exchange Ratio in accordance with the formula set forth in the Merger Agreement by giving, within such five-day period, written notice to T R Financial of such election and the revised Exchange Ratio, in which case the Merger Agreement would remain in full force and effect in accordance with its terms, except that the Exchange Ratio would have been increased. See "THE MERGER--Exchange Ratio," "--Waiver and Amendment; Termination" and "--Price-Based Termination." See also "CERTAIN RELATED TRANSACTIONS--Merger Stock Option Agreements."

     If November 16, 1998 had been defined by the Merger Agreement to be the Valuation Date and the Roslyn Market Value, the Roslyn Ratio and the Index Ratio had been determined as of that date, the Roslyn Market Value, the Roslyn Ratio and the Index Ratio would have been $17.396, 62.97% and 61.97%, respectively.
In such case, T R Financial could have terminated the Merger Agreement under the Absolute Termination Condition because $17.396 is below $20.72, but not under the Relative Termination Condition because, even though $17.396 is below $22.10, the Roslyn Ratio is not less than the Index Ratio. Roslyn and T R Financial do not know as of the date of this Joint Proxy Statement/Prospectus whether either or both of the termination conditions will be applicable on the Valuation Date, since the actual Valuation Date is in the future and cannot be earlier than December 22, 1998 (the day of the Meetings), and have not yet determined what action, if any, each might take under the Merger Agreement if either or both of the termination conditions are applicable on the actual Valuation Date. Such decision can only be made during the five-day period commencing on the Valuation Date in accordance with the Merger Agreement and will only be made after careful review of all relevant factors and only after T R Financial reviews all such factors with its legal and financial advisors. Subject to applicable law, such decision will be made by the T R Financial Board based upon what it believes to be in the best long-term interests of T R Financial stockholders as determined at that time.

     The price of Roslyn Common Stock has been below the level set forth under the Absolute Termination Condition for several months, and, during such period, has also sometimes been below the levels set forth under the Relative Termination Condition. The T R Financial Board has decided to disclose to stockholders of T R Financial and Roslyn its present intention with respect to the termination conditions if, as of the Valuation Date, (i) the price of Roslyn Common Stock is below the levels set forth under either, or both, of the termination conditions, and (ii) the absolute prices of Roslyn Common Stock and T R Financial Common Stock, the prices of Roslyn Common Stock and T R Financial Common Stock as compared to those of other financial institution holding companies, the absolute and relative trends of such stocks at that time, the sale of control premiums then being offered in other transactions, Roslyn's and T R Financial's operating performance and projected future operating performance, and other general business, market and economic conditions are, in the aggregate, substantially the same as, or not materially less favorable than, they were as of November 13, 1998.


     Based upon the 15-consecutive-trading day average closing price of Roslyn Common Stock as of November 13, 1998 and the other factors set forth above, it is the present intention of the T R Financial Board that: (i) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as, or not materially less favorable than, they were on November 13, 1998, T R Financial would not elect to terminate the Merger Agreement under the Absolute Termination Condition; (ii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, materially less favorable than they were on November 13, 1998, T R Financial would elect to terminate the Merger Agreement under the Absolute Termination Condition; and (iii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as they were on November 13, 1998 and the price of Roslyn Common Stock is below the levels set forth under the Relative Termination Condition, T R Financial would elect to terminate the Merger Agreement under the Relative Termination Condition, subject to Roslyn's election to increase the Exchange Ratio, in which case the Merger Agreement would remain in full force and effect except that the Exchange Ratio would have been increased.

     The foregoing sets forth the present intention of the T R Financial Board with respect to an assumed set of facts. It is not a final decision, and is based upon an assumed set of facts. T R FINANCIAL DOES NOT HAVE THE RIGHT TO TERMINATE THE MERGER AGREEMENT PURSUANT TO EITHER THE ABSOLUTE TERMINATION CONDITION OR THE RELATIVE TERMINATION CONDITION UNTIL THE VALUATION DATE.


NASDAQ NATIONAL MARKET LISTING (Page 86)

     Roslyn's Common Stock is listed on the National Market System of the Nasdaq National Market (the Nasdaq National Market"). Roslyn has agreed to use its best efforts to cause the shares of Roslyn Common Stock to be issued in the Merger to be approved for quotation on the Nasdaq National Market. See "THE MERGER--Nasdaq National Market Listing." The obligation of each of Roslyn and
T R Financial to consummate the Merger is subject to the listing of such shares on the Nasdaq National Market or on such other market on which shares of Roslyn Common Stock shall then be trading. See "THE MERGER--Conditions to the Merger."


ANTICIPATED ACCOUNTING TREATMENT (Page 86)

     The Merger has been structured to qualify as a pooling-of-interests for accounting and financial reporting purposes. In order to achieve pooling-of-interests accounting treatment, T R Financial is required to sell approximately 222,000 shares of T R Financial Common Stock, presently held in the treasury stock account of T R Financial, prior to the consummation of the Merger. It is a condition to each of Roslyn's and T R Financial's obligation to consummate the Merger that Roslyn receives a letter from its independent accountants to the effect that the Merger qualifies for pooling-of-interests accounting treatment. See "THE MERGER--Conditions to the Merger" and "--Anticipated Accounting Treatment."

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER (Page 87)

     The Merger has been structured as a reorganization within the meaning of
Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consummation of the Merger is conditioned upon receipt by Roslyn of an opinion of its tax counsel and the receipt by T R Financial of an opinion of its tax counsel, each dated as of the Effective Date, substantially to such effect. It is expected that no gain or loss will be recognized by Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings as a result of the Merger and, except to the extent of any cash received in lieu of a fractional share interest in Roslyn Common Stock, no gain or loss will be recognized by holders of T R Financial Common Stock as a result of their receipt of shares of Roslyn Common Stock in the Merger.

NO APPRAISAL RIGHTS (Page 88)

     No stockholder of Roslyn or T R Financial is entitled to appraisal rights in connection with, or as a result of, the Merger. See "THE MERGER--No Appraisal Rights."

MERGER STOCK OPTION AGREEMENTS (Page 90)

     Execution of stock option agreements, dated as of May 25, 1998, by and between T R Financial and Roslyn (the "T R Financial Merger Stock Option Agreement"), and by and between Roslyn and T R Financial (the "Roslyn Merger Stock Option Agreement") (collectively, the "Merger Stock Option Agreements"), were conditions to the parties entering into the Merger Agreement. Pursuant to the Merger Stock Option Agreements, each party acquired an option to purchase shares of the other's common stock, representing 19.9% of the issued and outstanding shares of such common stock of each respective company, without giving effect to the shares issuable upon exercise of the options. Roslyn's option to purchase up to 3,488,068 shares of T R Financial Common Stock has an exercise price of $38.625 per share (the "Roslyn Merger Stock Option"). T R Financial's option to purchase up to 8,238,591 shares of Roslyn Common Stock has an exercise price of $27.625 per share (the "T R Financial Merger Stock Option"). The Roslyn Merger Stock Option and the T R Financial Merger Stock Option are collectively referred to as the "Merger Stock Options." The Merger Stock Options may only be exercised upon the occurrence of certain events (none of which has occurred). The Merger Stock Option Agreements are subject to a $50 million profit limitation. The T R Financial Merger Stock Option Agreement and Roslyn Merger Stock Option Agreement are attached as Annex B and Annex C, respectively, to this Joint Proxy Statement/Prospectus. See "CERTAIN RELATED TRANSACTIONS--Merger Stock Option Agreements."


     The T R Financial Merger Stock Option Agreement is intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the T R Financial Merger Stock Option Agreement may have the effect of discouraging persons who might now, or prior to the Effective Time, be interested in acquiring all of, or a significant interest in, T R Financial from considering or proposing such an acquisition, even if such persons were prepared to pay a higher price per share for T R Financial Common Stock than the price per share implicit in the Exchange Ratio. The acquisition of T R Financial or an interest in T R Financial, or an agreement to do either, could cause the Roslyn Merger Stock Option to become exercisable. The existence of the Roslyn Merger Stock Option could significantly increase the cost to a potential acquiror of acquiring T R Financial compared to its cost had the T R Financial Merger Stock Option Agreement not been entered into. Such increased costs might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential acquiror proposing to pay a lower per share price to acquire T R Financial than it might otherwise have proposed to pay. The management of T R Financial believes that the exercise of the Roslyn Merger Stock Option is likely to prohibit any acquiror of T R Financial from accounting for any acquisition of T R Financial using the pooling-of-interests accounting method for a period of two years. The inability to use the pooling-of-interests accounting method could discourage or preclude an acquisition of T R Financial by other organizations during that period.

     Similarly, the Roslyn Merger Stock Option Agreement is intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the Roslyn Merger Stock Option Agreement may have the effect of discouraging persons who might now, or prior to the Effective Time, be interested in acquiring all of, or a significant interest in, Roslyn from considering or proposing such an acquisition. The acquisition of Roslyn or an interest in Roslyn, or an agreement to do either, could cause the T R Financial Merger Stock Option to become exercisable. The existence of the T R Financial Merger Stock Option could significantly increase the cost to a potential acquiror of acquiring Roslyn compared to its cost had the Roslyn Merger Stock Option Agreement not been entered into. Such increased costs might discourage a potential acquiror from considering or proposing an acquisition or might result in a potential aquiror proposing to pay a lower per share price to acquire Roslyn than it might otherwise have proposed to pay. The management of Roslyn believes that the exercise of the T R Financial Merger Stock Option is likely to prohibit any acquiror of Roslyn from accounting for any acquisition of Roslyn using the pooling-of-interests accounting method for a period of two years. The inability to use the pooling-of-interests accounting method could discourage or preclude an acquisition of Roslyn by other organizations during that period.


COMPARISON OF RIGHTS OF STOCKHOLDERS (Page 106)

     At the Effective Time, T R Financial's stockholders will automatically become stockholders of Roslyn, and their rights as stockholders of Roslyn will continue to have rights protected by the Delaware General Corporation Law but governed under Roslyn's Certificate of Incorporation and Bylaws. The rights of stockholders of Roslyn, as defined in its Certificate of Incorporation and Bylaws, differ materially from the rights of the stockholders of T R Financial, as defined in its Certificate of Incorporation and Bylaws, with respect to certain matters, including, among others, the requirements for achieving a quorum at stockholder meetings and calling stockholder meetings. For a summary of the material differences, see "COMPARISON OF RIGHTS OF STOCKHOLDERS."

AMENDMENT TO T R FINANCIAL RIGHTS AGREEMENT (Page 93)

     On July 19, 1994, T R Financial adopted a Rights Agreement (the
"T R Financial Rights Agreement"), pursuant to which T R Financial's stockholders of record as of August 2, 1994 each received a dividend of one preferred share purchase right (a "T R Financial Right") for each share of T R Financial Common Stock held. In connection with the execution of the Merger Agreement, T R Financial amended the T R Financial Rights Agreement to clarify that, for purposes of determining whether Roslyn (as well as its affiliates and associates) is an Acquiring Person, as defined in the T R Financial Rights Agreement, Roslyn shall not be deemed to be a Beneficial Owner, as defined in the T R Financial Rights Agreement, or to beneficially own any securities as a result of the execution and delivery of the Merger Agreement, the consummation of the Merger, the execution and delivery of the T R Financial Merger Stock Option Agreement or Roslyn's right to acquire, or acquisition of, T R Financial Common Stock pursuant to the

T R Financial Merger Stock Option Agreement. See "CERTAIN RELATED TRANSACTIONS-- Amendment to T R Financial Rights Agreement."

                    MARKET PRICES AND DIVIDEND INFORMATION

     Roslyn Common Stock is traded over the counter and quoted on the Nasdaq National Market under the symbol "RSLN." T R Financial Common Stock is traded over the counter and quoted on the Nasdaq National Market under the symbol "ROSE."

     The following table sets forth, for the calendar periods indicated, the high and low closing prices per share for Roslyn Common Stock and T R Financial Common Stock, as reported on the Nasdaq National Market, and the quarterly cash dividends declared by each company for the periods indicated. Roslyn's Common Stock began trading on the Nasdaq National Market on January 13, 1997.


                                                                               T R FINANCIAL
                                              ROSLYN COMMON STOCK            COMMON STOCK/(1)/
                                         --------------------------- --------------------------------
                                            HIGH    LOW    DIVIDENDS   HIGH     LOW      DIVIDENDS
                                         -------- ------ ----------  -------- ------- ---------------
1996:
  Quarter ended March 31.............         N/A     N/A      N/A    $13.31  $11.69     $0.07
  Quarter ended June 30..............         N/A     N/A      N/A     13.88   12.41      0.08
  Quarter ended September 30.........         N/A     N/A      N/A     14.75   13.00      0.09
  Quarter ended December 31..........         N/A     N/A      N/A     17.75   14.38      0.10
1997:
  Quarter ended March 31.............      $18.63  $15.00      N/A     18.44   16.56      0.11
  Quarter ended June 30..............       22.88   15.88   $0.050     25.94   16.69      0.13
  Quarter ended September 30.........       24.31   21.44    0.060     31.88   23.00      0.15
  Quarter ended December 31..........       24.25   20.94    0.070     35.00   30.38      0.16
1998:
  Quarter ended March 31.............       24.50   20.31    0.080     35.50   26.50      0.17
  Quarter ended June 30..............       30.50   20.88    0.085     44.75   34.88      0.18
  Quarter ended September 30.........       22.63   13.75    0.100     44.13   20.69      0.20
  Quarter ended December 31
    (As of November 13, 1998)........       18.00   13.31   N/A/(2)/   34.38   19.88      0.22

______________________
(1) Stock prices and dividend information for T R Financial have been adjusted to reflect a 100% stock dividend paid on May 14, 1997.

(2) As of November 13, 1998, Roslyn had not yet declared its dividend for the fourth quarter of 1998.


     The following table sets forth the closing prices per share for Roslyn Common Stock and T R Financial Common Stock and the equivalent per share price for T R Financial Common Stock, giving effect to the Merger on (i) May 22, 1998, the last business day preceding public announcement of the proposed Merger; and
(ii) November 13, 1998, the latest practicable trading day prior to the mailing of this Joint Proxy Statement/Prospectus:

                                                       EQUIVALENT PRICE
                                                       PER SHARE OF
                      ROSLYN          T R FINANCIAL    T R FINANCIAL
                   COMMON STOCK       COMMON STOCK     COMMON STOCK/(1)/
                   -------------    ----------------   -----------------
May 22, 1998........   $27.625           $38.625             $56.631
November 13, 1998...   $ 17.50           $31.125             $35.875

___________________
(1) The equivalent price per share of T R Financial Common Stock at each specified date was determined by multiplying the closing sales price for a share of Roslyn Common Stock on each specified date by the Exchange Ratio of
    2.05 (see "THE MERGER--Exchange Ratio").

     Roslyn and T R Financial stockholders are advised to obtain current market quotations for Roslyn Common Stock and T R Financial Common Stock. It is expected that the market price of Roslyn Common Stock will fluctuate between the date of this Joint Proxy Statement/Prospectus and the date on which the Merger is consummated, and thereafter. Because the number of shares of Roslyn Common Stock to be received by T R Financial stockholders in the Merger is fixed (subject to a possible increase in certain limited circumstances) and because the market price of Roslyn Common Stock is subject to fluctuation, the value of the shares of Roslyn Common Stock that holders of T R Financial Common Stock will receive in the Merger may increase or decrease prior to and after the Merger. No assurance can be given concerning the market price of Roslyn Common Stock before or after the Effective Time. See "THE MERGER--Exchange Ratio," "-- Waiver and Amendment; Termination" and "--Price-Based Termination."

            SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION
                                  (UNAUDITED)

     The following tables set forth selected unaudited historical consolidated financial and other data for Roslyn and T R Financial for the five years ended December 31, 1997 and the six-month periods ended June 30, 1998 and 1997. The selected data presented in the tables under the captions "Selected Financial Data" and "Selected Operating Data" for, and as of, each of the years in the five-year period ended December 31, 1997 are derived from audited financial statements of Roslyn and T R Financial. The consolidated financial statements as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, and the auditors' report thereon, are incorporated by reference elsewhere in this Joint Proxy Statement/Prospectus. The selected data presented in the tables under the captions "Selected Financial Data" and "Selected Operating Data" for the six-month periods ended June 30, 1998 and 1997 and as of June 30, 1998 are derived from the unaudited consolidated financial statements of Roslyn and T R Financial, incorporated by reference elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." Roslyn had no operations prior to January 10, 1997 and, accordingly, the information provided below prior to that date reflects only that of Roslyn Savings, as its predecessor. The financial information for the six-month periods ended June 30, 1998 and 1997 for Roslyn and T R Financial reflect, in the opinions of the management of Roslyn and T R Financial, respectively, all adjustments necessary for a fair presentation of such information and include only normal recurring items. Results for these interim periods are not necessarily indicative of the results which may be expected for the full year or for any other interim period.

                              ROSLYN BANCORP, INC.
             SELECTED HISTORICAL UNAUDITED FINANCIAL AND OTHER DATA
                (Dollars in thousands, except per share amounts)

                                               AT JUNE 30,                             AT DECEMBER 31,
                                        ------------------------  -----------------------------------------------------------------
                                             1998        1997        1997          1996           1995        1994        1993
                                        ------------------------  -----------------------------------------------------------------
SELECTED FINANCIAL DATA:
 Total assets............................ $3,853,282  $3,159,301  $3,601,079       $3,617,953  $1,598,270  $1,438,337  $1,344,390
   Securities available-for-sale /(1)/...  2,382,261   2,148,346   2,350,826        1,646,307     792,816     140,498          --
   Securities held-to-maturity/for
   investment, net /(1)/.................    118,592     245,154     202,123          278,562     349,143     877,545     996,517
 Loans held-for-sale, net................     41,551       9,819      15,283           14,134      17,151          --       8,105
 Loans receivable held-for-investment,
   net /(2)/.............................  1,161,679     653,784     954,291          488,890     365,265     342,091     264,667
 Deposits................................  2,034,370   1,771,208   1,942,245        1,955,535   1,328,945   1,219,481   1,141,528
 Borrowed funds..........................  1,132,174     692,203     966,451            1,829       1,647          --          --
 Total stockholders' equity /(3)/........    594,398     636,423     628,335          249,349     226,413     193,066     176,380

                                   FOR THE SIX MONTHS
                                      ENDED JUNE 30,                                FOR THE YEAR ENDED DECEMBER 31,
                               ---------------------------  ------------------------------------------------------------
                                      1998         1997         1997             1996       1995     1994     1993
                               ---------------------------  ------------------------------------------------------------
SELECTED OPERATING DATA:
   Interest income................  $128,894     $103,252     $224,964         $140,473   $109,737  $93,282  $94,819
   Interest expense...............    77,770       54,283      126,414           78,759     59,298   40,353   39,698
                                    --------     --------     --------         --------   --------  -------  -------
   Net interest income............    51,124       48,969       98,550           61,714     50,439   52,929   55,121
   Provision for possible loan
    losses........................       600          300          600            2,000        600      600    6,860
                                   ---------     --------     --------         --------   --------  -------  -------
   Net interest income after
    provision for
    possible loan losses..........    50,524       48,669       97,950           59,714     49,839   52,329   48,261
 Non-interest income..............    10,245        4,892       12,075            8,409      6,297    3,127    6,714
 Non-interest expense/(4)/........    23,039       34,759       60,562           38,051     28,908   26,016   26,229
                                    --------     --------     --------         --------   --------  -------  -------
 Income before provision for
  income taxes
     and cumulative effect of
      changes in
   accounting principles..........    37,730       18,802       49,463           30,072     27,228   29,440   28,746
 Provision for income taxes.......    12,100        5,871       16,073            9,438      8,510   10,018   10,586
                                    --------     --------     --------         --------   --------  -------  -------
 Income before cumulative.........    25,630       12,931       33,390           20,634     18,718   19,422   18,160
  effect of changes
   in accounting principles
 Cumulative effect of changes
  in accounting
     principles/(5)/..............        --           --           --               --         --       --    5,983
                                    --------     --------     --------         --------   --------  -------  -------
   Net income.....................  $ 25,630     $ 12,931     $ 33,390         $ 20,634   $ 18,718  $19,422  $24,143
   Basic earnings per common......  ========     ========     ========         ========   ========  =======  =======
    share.........................  $   0.66     $   0.32     $   0.83             N/A        N/A      N/A      N/A
   Diluted earnings per common
    share.........................      0.65         0.32         0.83             N/A        N/A      N/A      N/A
   Cash dividends paid per
    share.........................     0.165         0.05         0.18             N/A        N/A      N/A      N/A

                                                                                     (footnotes on following page)

                                       AT OR FOR THE
                                      SIX MONTHS ENDED
                                          JUNE 30,                         AT OR FOR THE YEAR ENDED DECEMBER 31,
                                    --------------------   ---------------------------------------------------------------------
                                       1998     1997           1997           1996        1995       1994             1993
                                    --------- ----------   --------------- -----------  ---------- -----------  ----------------
SELECTED PERFORMANCE
 RATIOS AND OTHER
  DATA/(6)/:
 Return on average assets.....         1.39%    1.39%            1.29%         1.03%        1.21%       1.39%       1.35%/(9)/
 Return on average
  stockholders' equity........         8.41%    6.52%/(7)/       6.57%/(8)/    8.97%        8.82%      10.27%      10.85%/(9)/
 Stockholders' equity to
  total assets................        15.43%   20.14%           17.45%         6.89%       14.17%      13.42%      13.12%
 Average stockholders'
  equity to average
     assets...................        16.57%   20.45%           19.22%        11.45%       13.69%      13.56%      12.48%
   Net interest rate spread...         1.92%    2.47%            2.20%         2.69%        2.71%       3.45%       3.81%
   Net interest margin........         2.84%    3.47%            3.20%         3.19%        3.37%       3.93%       4.26%
     Operating expenses to
      average assets..........         1.24%    1.49%            1.49%         1.84%        1.89%       1.87%       1.83%
   Net interest income to
    operating expenses........         2.24x    2.24x            2.09x         1.68x        1.75x       2.06x       2.27x
   Efficiency ratio...........        39.92%   40.73%           43.77%        51.66%       51.30%      45.98%      41.47%
   Dividend payout ratio......        27.35%   16.87%           23.53%         N/A          N/A         N/A         N/A

___________________________
(1) Roslyn Savings adopted Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities," as of January 1, 1994, and reclassified securities having a market value of $658.3 million from its held-to-maturity portfolio to its available-for-sale portfolio in November 1995 pursuant to a Financial Accounting Standards Board (FASB) interpretation of SFAS No. 115. Prior to the adoption of SFAS No. 115, all securities were carried at amortized cost, as adjusted for amortization of premiums and accretion of discounts over the remaining terms of the securities from the dates of purchase.

(2) All loans receivable held-for-investment are presented net of Roslyn Savings' allowance for possible loan losses which at June 30, 1998 and 1997 were $24.6 million and $23.8 million, respectively, and at December 31, 1997, 1996, 1995, 1994 and 1993 were $24.0 million, $23.3 million, $23.4 million, $25.1 million and $24.5 million, respectively.

(3) The amounts prior to December 31, 1997 represent retained earnings only.

(4) Included in both the six-month period ended June 30, 1997 and year ended December 31, 1997 is a $12.7 million charitable contribution to The Roslyn Savings Foundation, and included in the year ended December 31, 1997 is a $4.6 million pre-tax charge for a settlement agreement, including professional fees related thereto, with the New York State Banking Department regarding certain loan and origination fee practices by Roslyn Savings' mortgage banking subsidiary.

(5) Reflects the net cumulative effect of Roslyn Savings' adoption of SFAS No. 106, "Employer's Accounting for Post-Retirement Benefits Other than Pensions" and SFAS No. 109, "Accounting for Income Taxes."

(6) All performance ratios at or for the six months ended June 30, 1997 and year ended December 31, 1997 exclude the $7.4 million after-tax effect of the shares contributed to The Roslyn Savings Foundation concurrent with Roslyn Savings' mutual-to-stock conversion and Roslyn's simultaneous initial public offering of Roslyn Common Stock (the "Conversion").

(7) The ratio assumes that the Conversion was completed on January 1, 1997. The actual return on average stockholders' equity based on the January 10, 1997 Conversion date was 6.79%.

(8) The ratio assumes that the Conversion was completed on January 1, 1997. The actual return on average stockholders' equity based on the January 10, 1997 Conversion date was 6.70%.

(9) Does not include the net effect of accounting changes due to the implementation of SFAS Nos. 106 and 109.

                              T R FINANCIAL CORP.
            SELECTED HISTORICAL UNAUDITED FINANCIAL AND OTHER DATA
               (Dollars in thousands, except per share amounts)

                                               AT  JUNE 30,                               AT DECEMBER 31,
                                        ------------------------- ----------------------------------------------------------------
                                             1998        1997         1997            1996           1995        1994        1993
                                        ------------ ------------ -------------  ------------- ----------- ----------- -----------
SELECTED FINANCIAL DATA:
 Total assets............................ $4,115,800  $3,551,783  $3,843,056       $3,259,627  $2,904,623  $2,563,949  $2,007,234
 Securities available-for-sale...........    503,392     480,490     476,665          441,847     530,996     422,530     434,451
 Securities held-to-maturity/for
   investment, net.......................  1,258,852   1,108,148   1,219,300        1,008,932     855,623     827,760     369,907
 Loans receivable held-for-investment,
   net...................................  2,240,654   1,859,100   2,047,979        1,701,812   1,410,307   1,185,295   1,058,824
 Deposits................................  2,118,339   2,397,143   2,202,353        2,343,513   2,038,341   1,696,359   1,217,745
 Borrowed funds..........................  1,645,078     859,728   1,298,578          637,835     594,563     625,200     545,200
 Total stockholders' equity..............    256,233     220,350     240,971          204,038     199,684     177,767     184,738

                                FOR THE SIX MONTHS
                                   ENDED JUNE 30,                        FOR THE YEAR ENDED DECEMBER 31,
                                ---------------------     ----------------------------------------------------------------
                                  1998         1997         1997             1996         1995         1994         1993
                                --------     --------     --------         --------     --------     --------     --------
SELECTED OPERATING DATA:
 Interest income............... $141,601     $122,581     $255,412         $218,404     $194,690     $148,073     $119,404
 Interest expense..............   91,042       78,064      163,766          137,170      124,305       88,321       68,148
                                --------     --------     --------         --------     --------     --------     --------
 Net interest income...........   50,559       44,517       91,646           81,234       70,385       59,752       51,256
 Provision for possible
  loan losses..................      500          550          800            1,400        3,050        2,250        6,100
                                --------     --------     --------         --------     --------     --------     --------
 Net interest income after
  provision
    for possible loan
     losses....................   50,059       43,967       90,846           79,834       67,335       57,502       45,156
 Non-interest income:
   Loan fees and other
    charges, net
         and other income......    3,019        3,828        7,224            8,406        7,621        6,596        8,514
   Net gain on securities
    activities
     and sales of whole
      loans....................    5,238        2,138        5,711            7,513        5,464          592        4,589
 Non-interest expense..........   24,098       22,928       45,813           43,063       42,685       42,019       38,155
                                --------     --------     --------         --------     --------     --------     --------
 Income before provision
  for income
      taxes, extraordinary
       charges and
      net cumulative
       effect of changes in
    accounting principles......   34,218       27,005       57,968           52,690       37,735       22,671       20,104
 Provision for income taxes....   13,721       10,827       23,240           22,175       16,810       10,256        8,646
                                --------     --------     --------         --------     --------     --------     --------
 Income before
  extraordinary charges
     and net cumulative
      effect of changes
    in accounting
     principles................   20,497       16,178       34,728           30,515       20,925       12,415       11,458
 Extraordinary charges from
      pre-payments of FHLB
       advances,
    net of tax.................       --           --           --               --           --           --       (2,287)
 Net cumulative effect of
  changes in

   accounting principles.......       --           --           --               --           --           --          500
                                --------     --------     --------         --------     --------     --------     --------
 Net income.................... $ 20,497     $ 16,178     $ 34,728         $ 30,515     $ 20,925     $ 12,415     $  9,671
                                ========     ========     ========         ========     ========     ========     ========
 Basic earnings per common
    share /(1)/ /(2)/.......... $   1.24     $   0.99     $   2.11         $   1.84     $   1.16     $   0.64        $0.23
 Diluted earnings per
  common
    share /(1)/ /(2)/..........     1.17         0.92         1.96             1.72         1.10         0.62         0.23
 Cash dividends paid per
  share/(2)/ /(3)/.............     0.35         0.24         0.55             0.34        0.185        0.025         N/A

                                                   (footnotes on following page)

                                                AT OR FOR THE
                                               SIX MONTHS ENDED
                                                   JUNE 30,        AT OR FOR THE YEAR ENDED DECEMBER 31,
                                             -------------------  --------------------------------------
                                                 1998     1997       1997    1996    1995    1994   1993
                                             ---------- --------  --------  ------  ------  ------  ----
SELECTED PERFORMANCE RATIOS AND OTHER DATA:
 Return on average assets......................  1.02%    0.95%      0.98%   1.00%   0.76%   0.55%   0.54%
 Return on average stockholders' equity........ 16.63%   15.50%     15.86%  16.03%  10.65%   6.84%   6.85%
 Stockholders' equity to total assets..........  6.23%    6.20%      6.27%   6.26%   6.87%   6.93%   9.20%
 Average stockholders' equity to average
    assets.....................................  6.14%    6.11%      6.16%   6.24%   7.14%   8.05%   7.89%
 Net interest rate spread......................  2.19%    2.28%      2.23%   2.34%   2.24%   2.31%   2.54%
 Net interest margin...........................  2.57%    2.66%      2.63%   2.72%   2.64%   2.73%   2.97%
 Operating expenses to average assets..........  1.20%    1.34%      1.29%   1.41%   1.55%   1.86%   2.13%
 Net interest income to operating expenses.....  2.10x    1.94x      2.00x   1.89x   1.65x   1.42x   1.34x
 Efficiency ratio.............................. 44.98%   47.43%     46.34%  48.04%  54.72%  63.33%  63.84%
 Dividend payout ratio(3)...................... 29.91%   26.09%     28.06%  19.77%  16.82%   4.03%   N/A

_____________________________
(1) 1993 basic and diluted earnings per share are presented only for the period subsequent to the conversion of Roosevelt Savings from mutual to stock form on June 29, 1993. Because extraordinary charges and accounting changes occurred prior to June 29, 1993, basic and diluted earnings per share exclude the effects of these items.

(2) Restated to give effect to a 100% stock dividend paid on May 14, 1997.

(3) Dividends for the year ended December 31, 1994 are for one quarter.

                     UNAUDITED PRO FORMA COMBINED SELECTED
                             FINANCIAL INFORMATION

     The following tables set forth certain selected condensed financial information for Roslyn and T R Financial on an unaudited pro forma combined basis as if the Merger had become effective as of the dates indicated, in the case of the balance sheet information presented, and as if the Merger had become effective at the beginning of the periods indicated, in the case of the income statement information presented. The pro forma information in the tables assumes that the Merger is accounted for using the pooling-of-interests method of accounting. See "THE MERGER--Anticipated Accounting Treatment." These tables should be read in conjunction with, and are qualified in their entirety by, the historical financial statements, including the notes thereto, of Roslyn and T R Financial incorporated by reference herein and the more detailed pro forma financial information, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus. Certain T R Financial financial information has been reclassified to conform with Roslyn financial information. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

          The pro forma combined selected financial information set forth in the following tables does not reflect the expected cost savings and revenue enhancement opportunities that could result from the Merger or any other items of income or expense which may result from the Merger, except as set forth in
Note 4 to the "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS". The unaudited pro forma combined selected financial information is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have occurred if the Merger had been consummated on June 30, 1998, or at the beginning of the periods indicated, or which may be obtained in the future.

                           ROSLYN BANCORP, INC. AND
                              T R FINANCIAL CORP.
          UNAUDITED PRO FORMA COMBINED SELECTED FINANCIAL INFORMATION
               (Dollars in thousands, except per share amounts)

                                                                 AT JUNE 30,                      AT DECEMBER 31,
                                                          ------------------------    -----------------------------------------
                                                             1998          1997          1997            1996          1995
                                                          ---------     ---------     ----------      ----------     ----------
SELECTED FINANCIAL DATA:
 Total assets/(1)/......................................  $7,963,842    $6,711,084    $7,444,135       $6,877,580    $4,502,893
 Securities available-for-sale /(1)/....................   2,878,181     2,628,836     2,827,491        2,088,154     1,323,812
 Securities held-to-maturity, net.......................   1,377,444     1,353,302     1,421,423        1,287,494     1,204,766
 Loans held-for-sale, net...............................      41,551         9,819        15,283           14,134        17,151
 Loans receivable held-for-investment, net..............   3,402,333     2,512,884     3,002,270        2,190,702     1,775,572
 Deposits...............................................   4,152,709     4,168,351     4,144,598        4,299,048     3,367,286
 Borrowed funds.........................................   2,777,252     1,551,931     2,265,029          639,664       596,210
 Total stockholders' equity/(1)/........................     798,992       856,773       869,306          453,387       426,097


                                                                     FOR THE
                                                                SIX MONTHS ENDED
                                                                      JUNE 30,                  FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------          --------------------------------
                                                                 1998          1997             1997          1996       1995
                                                               --------       -------          ------       --------    -------
SELECTED OPERATING DATA:
 Interest income.............................................  $270,495        $225,833        $480,376      $358,877     $304,427
 Interest expense............................................   168,812         132,347         290,180       215,929      183,603
                                                               --------        --------        --------      --------     --------
 Net interest income.........................................   101,683          93,486         190,196       142,948      120,824
 Provision for possible loan losses..........................     1,100             850           1,400         3,400        3,650
                                                               --------        --------        --------      --------     --------
 Net interest income after provision for.....................   100,583          92,636         188,796       139,548      117,174
   possible loan losses......................................  --------        --------        --------      --------     --------

 Non-interest income.........................................    18,502          10,858          25,010        24,328       19,382
 Non-interest expense........................................    47,137          57,687         106,375        81,114       71,593
                                                               --------        --------        --------      --------     --------
 Income before provision for income taxes....................    71,948          45,807         107,431        82,762       64,963
 Provision for income taxes..................................    25,821          16,698          39,313        31,613       25,320
                                                               --------        --------        --------      --------     --------
 Net income..................................................  $ 46,127        $ 29,109        $ 68,118      $ 51,149     $ 39,643
                                                               ========        ========        ========      ========     ========
 Basic earnings per common share /(2)/.......................  $   0.63        $   0.39        $   0.92           N/A          N/A
 Diluted earnings per common share /(2)/.....................  $   0.62        $   0.38        $   0.89           N/A          N/A

                                                                          AT OR FOR THE
                                                                         SIX  MONTHS ENDED
                                                                              JUNE 30,        AT OR FOR THE YEAR ENDED DECEMBER 31,
                                                                         -----------------    -------------------------------------
                                                                            1998     1997         1997        1996       1995
                                                                         --------   ------    -------------------------------------
SELECTED PERFORMANCE RATIOS AND OTHER DATA:
 Return on average assets...............................................    1.20%      0.92%       1.01%      1.01%       0.92%
 Return on average stockholders' equity.................................   10.78%      7.22%       8.24%     12.17%       9.70%
 Stockholders' equity to total assets /(1)/.............................   10.03%     12.77%      11.68%      6.59%       9.46%
 Average stockholders' equity to average assets.........................   11.13%     12.72%      12.31%      8.31%       9.51%
 Net interest rate spread...............................................    2.07%      2.35%       2.22%      2.48%       2.41%
 Net interest margin....................................................    2.70%      3.03%       2.90%      2.91%       2.90%
 Operating expenses to average assets...................................    1.21%      1.41%       1.38%      1.56%       1.62%
 Net interest income to operating expenses..............................    2.18x      2.10x       2.05x      1.81x       1.73x
 Efficiency ratio/(3)/..................................................   42.12%     43.71%      44.84%     49.27%      51.94%

_________________________
(1) The June 30, 1998 pro forma stockholders' equity, total assets, securities available-for-sale, and the ratio of stockholders' equity to total assets reflect the effects of the Merger as if the Merger had become effective on June 30, 1998. See "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL INFORMATION."

(2) Pro forma earnings per common and weighted average common shares utilize restated amounts for the periods shown as a result of SFAS No. 128, "Earnings Per Share," and reflect the Exchange Ratio of 2.05 shares of Roslyn Common Stock for each share of T R Financial Common Stock.

(3) Efficiency ratio represents the ratio of general and administrative expenses divided by the sum of net interest income and non-interest income excluding net gains on sales of securities.

                          COMPARATIVE PER SHARE DATA
                                  (UNAUDITED)

     The following table sets forth for Roslyn Common Stock and T R Financial Common Stock certain historical, pro forma and pro forma equivalent per share financial information. The pro forma and pro forma equivalent per share information gives effect to the Merger as if the Merger had been effective at the beginning of each of the periods presented. The pro forma data in the tables assumes that the Merger is accounted for using the pooling-of-interests method of accounting. See "THE MERGER--Anticipated Accounting Treatment." The information presented herein is based on, and is qualified in its entirety by, the historical financial statements, including the notes thereto, of Roslyn and T R Financial incorporated by reference herein and the pro forma financial information, including the notes thereto, appearing elsewhere in this Joint Proxy Statement/Prospectus, and should be read in conjunction therewith. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS." The pro forma and equivalent pro forma per share data in the following tables are presented for comparative purposes only and are not necessarily indicative of what the combined financial position or results of operations would have been had the Merger been consummated during the periods or as of the date for which such pro forma tables are presented. Roslyn became a publicly traded company on January 10, 1997, therefore, no Roslyn data is included for prior periods.

                                                              AT OR FOR THE SIX
                                                                 MONTHS ENDED               AT OR FOR THE YEAR ENDED
                                                                   JUNE 30,                         DECEMBER 31,

                                                                1998      1997               1997      1996       1995
                                                              -----------------------------------------------------------

BASIC EARNINGS PER SHARE:
   Roslyn.................................................... $ 0.66      $ 0.32             $ 0.83        N/A        N/A
   T R Financial.............................................   1.24        0.99               2.11     $ 1.84     $ 1.16
   Roslyn pro forma..........................................   0.63        0.39               0.92        N/A        N/A
   T R Financial pro forma equivalent........................   1.29        0.80               1.89        N/A        N/A
DILUTED EARNINGS PER SHARE:
   Roslyn....................................................   0.65        0.32               0.83        N/A        N/A
   T R Financial.............................................   1.17        0.92               1.96       1.72       1.10
   Roslyn pro forma..........................................   0.62        0.38               0.89        N/A        N/A
   T R Financial pro forma equivalent........................   1.27        0.78               1.82        N/A        N/A
CASH DIVIDENDS DECLARED PER SHARE:
   Roslyn....................................................   0.165       0.05               0.18        N/A        N/A
   T R Financial.............................................   0.35        0.24               0.55       0.34       0.19
   Roslyn pro forma/(1)/.....................................   0.165       0.05               0.18        N/A        N/A
   T R Financial pro forma equivalent........................   0.34        0.10               0.37        N/A        N/A
BOOK VALUE PER SHARE AT PERIOD END:
   Roslyn....................................................  14.36       14.58              14.40        N/A        N/A
   T R Financial.............................................  14.62       12.58              13.69      11.61      10.53
   Roslyn pro forma/(2)/.....................................  10.41       10.77              10.90        N/A        N/A
   T R Financial pro forma equivalent/(2)/...................  21.34       22.08              22.35        N/A        N/A
TANGIBLE BOOK VALUE PER SHARE AT PERIOD END:
   Roslyn....................................................  14.29       14.51              14.33        N/A        N/A
   T R Financial.............................................  14.62       12.58              13.69      11.61      10.53
   Roslyn pro forma/(2)/.....................................  10.38       10.73              10.87        N/A        N/A
   T R Financial pro forma equivalent/(2)/...................  21.28       22.00              22.28        N/A        N/A

________________________
(1) The Roslyn pro forma dividends declared per share amounts are based on Roslyn's historical amounts.

(2) The June 30, 1998 pro forma amounts have been adjusted to reflect the Merger as if the Merger had become effective on June 30, 1998.

                             PARTIES TO THE MERGER

ROSLYN

     Roslyn is a savings and loan holding company organized under the laws of the State of Delaware in 1996. Roslyn's direct subsidiary, Roslyn Savings, operates 8 full service banking offices in the State of New York Counties of Nassau and Suffolk, as well as 11 mortgage origination offices in the states of New York, New Jersey, Connecticut, Delaware and Pennsylvania through Roslyn Savings' wholly owned subsidiary, RNMC. In addition, Roslyn Savings has received the requisite regulatory approvals to open full service branch offices in Bay Shore, New York, Oceanside, New York and Smithtown, New York, all of which are expected to open in the fourth quarter of 1998 or the first quarter of 1999. Roslyn Savings is a New York State-chartered savings bank which has operated since 1875. Roslyn Savings' deposits are insured by the BIF.

     At June 30, 1998, Roslyn had total assets of $3.85 billion, deposits of $2.03 billion and stockholders' equity of $594.4 million. Roslyn's principal executive offices are located at 1400 Old Northern Boulevard, Roslyn, New York 11576, and its telephone number is (516) 621-6000.

     For more information about Roslyn, reference is made to the 1997 Roslyn Form 10-K, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

T R FINANCIAL

     T R Financial is a bank holding company organized under the laws of the State of Delaware in 1993. T R Financial's wholly owned subsidiary, Roosevelt Savings, operates 15 full service banking offices in the New York City Boroughs of Brooklyn and Queens and the State of New York Counties of Nassau and Suffolk. Roosevelt Savings is a New York State-chartered savings bank which has operated since 1895. Roosevelt Savings' deposits are insured by the BIF.

     At June 30, 1998, T R Financial had total assets of $4.12 billion, deposits of $2.12 billion and stockholders' equity of $256.2 million. T R Financial's principal executive offices are located at 1122 Franklin Avenue, Garden City, New York 11530, and its telephone number is (516) 742-9300.

     For more information about T R Financial, reference is made to the 1997 T R Financial Form 10-K, which is incorporated herein by reference. See "AVAILABLE INFORMATION" and "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

                        MEETING OF ROSLYN STOCKHOLDERS

DATE, TIME AND PLACE; PURPOSE OF MEETING

     This Joint Proxy Statement/Prospectus is being furnished to stockholders of Roslyn in connection with the solicitation of proxies by the Roslyn Board for use at the Roslyn Meeting to be held at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11797, on Tuesday, December 22, 1998, at 10:00 a.m., New York time. At the Roslyn Meeting, the holders of Roslyn Common Stock will be asked to consider and vote upon (i) a proposal to approve and adopt the Merger Agreement, which is included as Annex A to this Joint Proxy Statement/Prospectus, and the consummation of the transactions contemplated thereby, which are more fully described herein; and (ii) such other matters as may properly be brought before the Roslyn Meeting.

     THE ROSLYN BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND HAS DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, ROSLYN AND ITS STOCKHOLDERS. THE ROSLYN BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT ROSLYN'S STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     See "THE MERGER--Background of the Merger" and "--Recommendation of the Roslyn Board; Roslyn's Reasons for the Merger."

RECORD DATE

     The Roslyn Board has fixed the close of business on October 26, 1998 as the Roslyn Record Date for the determination of the holders of Roslyn Common Stock entitled to receive notice of, and to vote at, the Roslyn Meeting. Only holders of record of Roslyn Common Stock at the close of business on the Roslyn Record Date will be entitled to receive notice of, and to vote at, the Roslyn Meeting. At the close of business on the Roslyn Record Date, there were 41,399,959 shares of Roslyn Common Stock outstanding and entitled to be voted at the Roslyn Meeting, which were held by approximately 9,390 holders of record. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of Roslyn Common Stock entitled to vote at the Roslyn Meeting is necessary to constitute a quorum thereat.

PROXIES; VOTING AND REVOCATION OF PROXIES

     Each holder of shares of Roslyn Common Stock on the Roslyn Record Date will be entitled to one vote for each share of Roslyn Common Stock held of record (except for shares held in excess of the Limit, as defined below) on each matter to be voted upon at the Roslyn Meeting.

     As provided in Roslyn's Certificate of Incorporation, record holders of Roslyn Common Stock who beneficially own in excess of 10% of the outstanding shares of Roslyn Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Exchange Act, and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), shares which such person or his or her affiliates have the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise and shares as to which such person or his or her affiliates have sole or shared voting or investment power, but shall not include shares that are subject to a publicly solicited revocable proxy and that are not otherwise deemed to be beneficially owned by such person or his or her affiliates. Roslyn's Certificate of Incorporation authorizes the Roslyn Board (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and
(ii) to demand that any person who is reasonably believed to beneficially own Roslyn Common Stock in excess of the Limit supply information to Roslyn to enable the Roslyn Board to implement and apply the Limit.

     Roslyn intends to count shares of Roslyn Common Stock present in person at the Roslyn Meeting, but not voted, and shares of Roslyn Common Stock for which it has received proxies, but with respect to which holders of shares have abstained on any matter, as present at the Roslyn Meeting for purposes of determining the presence or absence of a quorum for the transaction of business. Since the approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Roslyn Common Stock entitled to vote thereon, each such non-voting share and abstention will have the effect of a vote AGAINST the approval and adoption of the Merger Agreement. In addition, brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers on the approval and adoption of the Merger Agreement without specific instructions from such customers. Given that the approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Roslyn Common Stock entitled to vote thereon, the failure of any such customers to provide specific instructions to his or her broker with respect to his or her shares of Roslyn Common Stock (a "broker non-vote") will have the effect of a vote AGAINST the approval and adoption of the Merger Agreement.

     All shares of Roslyn Common Stock which are entitled to be voted and are represented at the Roslyn Meeting by properly executed proxies received by Roslyn in time to be voted at the Roslyn Meeting (whether received through the return of the accompanying proxy card or by telephone), and which are not revoked, will be voted in accordance with the instructions indicated on such proxies. IF NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES (WHETHER RECEIVED THROUGH THE RETURN OF THE ACCOMPANYING PROXY CARD OR BY TELEPHONE) WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     If any other matters are properly presented for consideration at the Roslyn Meeting, including, among other things, a motion to adjourn or postpone the Roslyn Meeting to another time and/or place for the purpose of soliciting additional proxies, or otherwise, the person named in the form of proxy enclosed herewith and acting thereunder will have discretionary authority to vote on such matters in accordance with the best judgment of the Roslyn Board; provided, however, that such discretionary authority will only be exercised to the extent allowable under applicable federal and state securities and corporation laws; and provided further, that no proxy which is voted against the proposal to approve and adopt the Merger Agreement will be voted in favor of any adjournment or postponement of the Roslyn Meeting for the purpose of soliciting additional votes in favor of that proposal. Roslyn does not have any knowledge of any matters to be presented at the Roslyn Meeting other than the matters set forth above.

     The grant of a proxy through the return of the accompanying proxy card or by telephone will not prevent a stockholder from voting in person at the Roslyn Meeting. A stockholder may revoke a proxy at any time prior to its exercise by
(i) filing a written notice of revocation bearing a later date than the date of the proxy with the Corporate Secretary of Roslyn prior to the Roslyn Meeting,
(ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Corporate Secretary of Roslyn before the taking of the vote at the Roslyn Meeting or (iii) attending the Roslyn Meeting, filing a written notice of revocation with the Corporate Secretary of Roslyn, and voting in person. The presence of a stockholder at the Roslyn Meeting will not, by itself, automatically revoke such stockholder's proxy. Any written notice of revocation or subsequently executed proxy should be sent so as to be delivered to Roslyn Bancorp, Inc.,

1400 Old Northern Boulevard, Roslyn, New York 11576, Attention: Corporate Secretary, or hand delivered to Roslyn's Corporate Secretary at such address, on or before the day of the Roslyn Meeting, or to the Inspector of Election of the Roslyn Meeting before the taking of the vote at the Roslyn Meeting. IF YOU ARE A
                                                                    ------------
STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED
---------------------------------------------------------------------------
ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE ADMITTED TO THE
-------------------------------------------------------------------------------
ROSLYN MEETING AND TO VOTE AT THE ROSLYN MEETING. Examples of such documentation
------------------------------------------------
include a broker's statement, letter or other document confirming your ownership of shares of Roslyn Common Stock.

     Roslyn will bear the cost of soliciting proxies from the holders of Roslyn Common Stock. In addition to the solicitation of proxies by mail, Kissel-Blake Inc., a proxy solicitation firm, will assist Roslyn in soliciting proxies for the Roslyn Meeting and will be paid a fee estimated to be $10,500, plus reasonable out-of-pocket costs and expenses. Proxies may also be solicited personally, by telephone, telegram or other means, by directors, officers and employees of Roslyn or its subsidiaries, without additional compensation. Such directors, officers and employees may, however, be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Roslyn will also request persons, firms and corporations holding shares of Roslyn Common Stock in their names, or in the name of their nominees, which are beneficially owned by others, to forward proxy materials to, or obtain proxies from, such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in doing so.

     HOLDERS OF ROSLYN COMMON STOCK ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO ROSLYN IN THE ENCLOSED POSTAGE-PAID PRE-ADDRESSED ENVELOPE OR VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

VOTE REQUIRED; PRINCIPAL STOCKHOLDERS

     The approval and adoption of the Merger Agreement by Roslyn stockholders will require the affirmative vote of at least a majority of the outstanding shares of Roslyn Common Stock entitled to vote at the Roslyn Meeting. Accordingly, a failure to return a properly executed proxy card or to vote in person, or abstaining from voting, will have the same effect as a vote AGAINST approval and adoption of the Merger Agreement. Shares underlying broker non-votes, or held in excess of the Limit, will not be counted as having been voted in person, or by proxy, at the Roslyn Meeting and will have the same effect as a vote AGAINST approval and adoption of the Merger Agreement. SUCH STOCKHOLDER APPROVAL IS A CONDITION TO CONSUMMATION OF THE MERGER.

     As of September 30, 1998, directors and executive officers of Roslyn and their affiliates beneficially owned 1,995,957 shares of Roslyn Common Stock, or approximately 4.82% of the outstanding shares of Roslyn Common Stock (inclusive of shares of Roslyn Common Stock which may be acquired upon the exercise of vested options under the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan). As of the Roslyn Record Date, such persons were entitled to vote 1,463,310 shares of Roslyn Common Stock at the Roslyn Meeting, and all such persons have indicated their intent to vote or direct the vote of all such shares FOR approval and adoption of the Merger Agreement. As of September 30, 1998, T R Financial, its subsidiaries and the directors and executive officers of T R Financial beneficially owned 103,755 shares of Roslyn Common Stock. Additionally, T R Financial may also be deemed to be the beneficial owner of 8,238,591 shares of Roslyn Common Stock issuable pursuant to the Roslyn Merger Stock Option Agreement, attached hereto as Annex C. Pursuant to the Roslyn Merger Stock Option Agreement, T R Financial has the right to exercise an option to purchase the aforesaid 8,238,591 shares upon the occurrence of certain events (all of which are described in the Roslyn Merger Stock Option Agreement), none of which has occurred as of the date hereof. T R Financial has expressly disclaimed beneficial ownership of such 8,238,591 shares. See "CERTAIN RELATED TRANSACTIONS--Merger Stock Option Agreements."

                  BENEFICIAL OWNERSHIP OF ROSLYN COMMON STOCK

PRINCIPAL SECURITY OWNERSHIP

     Other than those persons listed below, Roslyn is not aware of any person who is the beneficial owner of more than 5% of the outstanding shares of Roslyn Common Stock as of September 30, 1998. For the purposes of the following table and the table set forth under "Directors and Executive Officers," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to "beneficially own" any shares of Roslyn Common Stock (i) over which such person has, directly or indirectly, sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, within 60 days after September 30, 1998. As used herein, "voting power" includes the power to vote, or direct the voting of, such shares, and "investment power" includes the power to dispose, or direct the disposition, of such shares.

                                                                   AMOUNT AND
                                                                    NATURE OF           PERCENT OF
 TITLE OF CLASS                                                     BENEFICIAL         COMMON STOCK
  OF SECURITY        NAME AND ADDRESS OF BENEFICIAL OWNER           OWNERSHIP           OUTSTANDING
----------------     ------------------------------------        ---------------       --------------
Common Stock         The Roslyn Savings Bank Employee Stock      3,486,727/(1)/             8.42%
                       Ownership Plan (the "Roslyn ESOP")
                     1400 Old Northern Boulevard
                     Roslyn, New York  11576

________________________________
(1) Marine Midland Bank has been appointed as the corporate trustee for the Roslyn ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the Roslyn ESOP in accordance with the instructions of the Roslyn ESOP participants. As of September 30, 1998, 173,291 shares had been allocated under the Roslyn ESOP and 3,313,436 shares remain unallocated. With respect to unallocated shares, such unallocated shares are required to be voted by the ESOP Trustee in a manner calculated to most accurately reflect the voting instructions received from the Roslyn ESOP participants, so long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information with respect to the shares of Roslyn Common Stock beneficially owned by each director of Roslyn, by Roslyn's Chief Executive Officer and the next four most highly paid executive officers of Roslyn (the "Named Executive Officers") and by all directors and executive officers of Roslyn, as a group, as of September 30, 1998. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Roslyn Common Stock indicated.

                                                                                         AMOUNT AND
                                                                                          NATURE OF
                                                                                          BENEFICIAL             PERCENT OF
                                                                                           OWNERSHIP             COMMON STOCK
NAME                                              TITLE                                (1)(2)(3)(4)(5)(6)       OUTSTANDING/(7)/
----                                              -----                                ------------------       ----------------
Joseph L. Mancino..............................   Chairman of the Board, President            416,209                1.01%
                                                   and Chief Executive Officer
James E. Swiggett..............................   Director                                     98,130                *
Robert G. Freese...............................   Director                                     47,164                *
Thomas J. Calabrese, Jr........................   Director                                     43,677                *
Dr. Edwin W. Martin, Jr........................   Director                                     45,563                *
Richard C. Webel...............................   Director                                     49,177                *
Floyd N. York..................................   Director                                     46,850                *
Victor C. McCuaig..............................   Director                                     61,350                *
John P. Nicholson..............................   Director                                     57,470                *
John R. Bransfield, Jr.........................   Director, Executive Vice President          192,236                *
                                                   and Senior Lending Officer
Michael P. Puorro..............................   Senior Vice President and Chief             130,697                *
                                                   Financial Officer
John L. Klag...................................   Senior Vice President and                   120,424                *
                                                   Investment Officer
Arthur W. Toohig...............................   Senior Vice President and Human             132,946                *
                                                   Resources Officer
All directors and executive
officers, as a group (24 persons)..............                                             1,995,957                4.82%

__________________________
*   Represents less than 1% of outstanding Roslyn Common Stock.

(1) The figures shown include shares awarded under the Roslyn Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Roslyn Incentive Plan"), as follows: Mr. Swiggett, 34,164 shares; Mr. Freese, 34,164 shares; Mr. Calabrese, 31,677 shares; Dr. Martin, 31,677 shares; Mr. Webel, 31,677 shares; Mr. York, 34,350 shares; Mr. McCuaig, 34,350 shares; and Mr. Nicholson, 34,350 shares. Such awards commenced vesting at a rate of 20% per year beginning on September 2, 1998. Each participant has voting power as to the shares awarded.

(2) The figures shown include shares awarded under the Roslyn Incentive Plan (other than as reflected in Note 1 above), as follows: Mr. Mancino, 181,818 shares; Mr. Bransfield, 101,138 shares; Mr. Puorro, 62,500 shares; Mr. Toohig, 62,500 shares; and Mr. Klag, 62,500 shares, all of which commenced vesting at a rate of 20% per year beginning on September 2, 1998. The figures shown also include shares awarded under the Roslyn Incentive Plan (other than as reflected in Notes 1 and 2 above), as follows, and which vest based upon the achievement of certain specified performance objectives, but in no event later than on September 2, 2002: Mr. Mancino, 45,000 shares;
    Mr. Bransfield, 20,000 shares; Mr. Puorro, 9,400 shares; Mr. Toohig, 9,400 shares; and Mr. Klag, 9,400 shares, of which, as of June 30, 1998, have vested as follows: Mr. Mancino, 15,000 shares; Mr. Bransfield, 4,214 shares; Mr. Puorro, 3,134 shares; Mr. Toohig, 1,939 shares; and Mr. Klag, 3,134 shares.

(3) The figures shown include shares in which individuals have a right to acquire beneficial ownership by the exercise of stock options pursuant to the Roslyn Incentive Plan as follows: Mr. Mancino, 38,007 shares; Mr. Bransfield, 17,003 shares; Mr. Puorro, 7,801 shares; Mr. Klag, 7,801 shares; Mr. Toohig, 7,801 shares; and all directors and executive officers, as a group, 106,116 shares.

                                         (footnotes continued on following page)

(4) The figures shown include shares held in trust pursuant to the Roslyn ESOP that have been allocated, as of September 30, 1998, to individual accounts as follows: Mr. Mancino, 2,885 shares; Mr. Bransfield, 2,662 shares; Mr. Puorro, 2,581 shares; Mr. Klag, 2,439 shares; Mr. Toohig, 2,720 shares; and all directors and executive officers, as a group, 24,848 shares. Such persons have sole voting power, but no investment power, except in limited circumstances, as to such shares. The figures shown do not include 3,313,436 shares held in trust pursuant to the Roslyn ESOP that have not been allocated to any individual's account and as to which the members of The Roslyn ESOP Committee (consisting of Mr. Mancino, Mr. Klag, Mr. Puorro and Mr. Toohig) may be deemed to share investment power, thereby causing each such person to be deemed a beneficial owner of such shares. Each of the members of the Roslyn ESOP Committee and the participants included in the table disclaims beneficial ownership of the unallocated shares in the Roslyn ESOP. The Personnel Committee of Roslyn Savings (the "Roslyn Personnel Committee") (consisting of Mr. Freese, Mr. Swiggett, Mr. Calabrese, Dr. Martin and Mr. Nicholson, all of whom are outside directors) supervises, and must approve the decisions of, the Roslyn ESOP Committee with respect to its decisions that relate to the Roslyn ESOP, including any proposed amendment to the Roslyn ESOP and any proposed change in the trustees or other fiduciaries of the Roslyn ESOP. Each of the members of the Roslyn Personnel Committee disclaims beneficial ownership of the unallocated shares in the Roslyn ESOP.

(5) The figures shown include shares held in the trust of the Roslyn 401(k) Plan, as to which each person identified has shared voting and investment power as follows: Mr. Mancino, 27,877 shares; Mr. Bransfield, 3,913 shares; Mr. Puorro, 8,262 shares; Mr. Klag, 2,496 shares; Mr. Toohig, 17,269 shares; and all directors and executive officers, as a group, 97,716 shares.

(6) The figures shown include shares over which individuals share voting and investment power (other than as disclosed in Notes 4 and 5, above), as follows: Mr. Mancino, 29,539 shares; Mr. Swiggett, 3,000 shares;
    Mr. Calabrese, 100 shares; Dr. Martin, 286 shares; Mr. York, 25,000 shares; Mr. McCuaig, 4,000 shares; Mr. Nicholson, 2,000 shares; Mr. Bransfield, 1,403 shares; Mr. Puorro, 100 shares; Mr. Klag, 2,900 shares; Mr. Toohig, 2,263 shares; and all executive officers and directors, as a group, 86,288 shares.

(7) Percentages with respect to each person or group of persons have been calculated on the basis of 41,399,959 shares of Roslyn Common Stock, the number of shares of Roslyn Common Stock outstanding as of September 30, 1998, plus the number of shares of Roslyn Common Stock which such person or group of persons has the right to acquire within 60 days after September 30, 1998 by the exercise of stock options.


                     MEETING OF T R FINANCIAL STOCKHOLDERS

DATE, TIME AND PLACE; PURPOSE OF MEETING

     This Joint Proxy Statement/Prospectus is being furnished to stockholders of T R Financial in connection with the solicitation of proxies by the T R Financial Board for use at the T R Financial Meeting to be held on Tuesday, December 22, 1998, at 9:30 a.m., New York time, at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530. At the T R Financial Meeting, the holders of T R Financial Common Stock will be asked to consider and vote upon
(i) a proposal to approve and adopt the Merger Agreement, which is included as Annex A to this Joint Proxy Statement/Prospectus, and the consummation of the transactions contemplated thereby, which are more fully described herein; and
(ii) such other matters as may properly be brought before the T R Financial Meeting.

     THE T R FINANCIAL BOARD HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND HAS DETERMINED THAT THE TERMS OF THE MERGER AGREEMENT ARE FAIR TO, AND IN THE BEST INTERESTS OF, T R FINANCIAL AND ITS STOCKHOLDERS, IN PART BECAUSE THE MERGER AGREEMENT INCLUDES SAFEGUARDS THAT WILL ALLOW T R FINANCIAL TO TERMINATE THE MERGER AGREEMENT IF THE PRICE OF ROSLYN COMMON STOCK IS BELOW CERTAIN LEVELS ESTABLISHED IN THE MERGER AGREEMENT. THE T R FINANCIAL BOARD THEREFORE UNANIMOUSLY RECOMMENDS THAT T R FINANCIAL'S STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

     See "THE MERGER--Background of the Merger" and "--Recommendation of the T R Financial Board; T R Financial's Reasons for the Merger."

RECORD DATE

     The T R Financial Board has fixed the close of business on October 26, 1998 as the T R Financial Record Date for the determination of the holders of T R Financial Common Stock entitled to receive notice of, and to vote at, the T R Financial Meeting. Only holders of record of T R Financial Common Stock at the close of business on the T R Financial Record Date will be entitled to receive notice of, and to vote at, the T R Financial Meeting. At the close of business on the T R Financial Record Date, there were 17,629,964 shares of T R Financial Common Stock outstanding and entitled to be voted at the T R Financial Meeting, which were held by approximately 980 holders of record. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of T R Financial Common Stock entitled to vote at the T R Financial Meeting is necessary to constitute a quorum thereat.

PROXIES; VOTING AND REVOCATION OF PROXIES

     Each holder of T R Financial Common Stock on the T R Financial Record Date will be entitled to one vote for each share of T R Financial Common Stock held of record (except for shares held in excess of the Limit, as defined below) on each matter to be voted upon at the T R Financial Meeting. As provided in T R Financial's Certificate of Incorporation, record holders of T R Financial Common Stock who beneficially own in excess of 10% of the outstanding shares of T R Financial Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Exchange Act, and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), shares which such person or his or her affiliates have the right to acquire pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise and shares as to which such person or his or her affiliates have sole or shared voting or investment power, but shall not include shares that are subject to a publicly solicited revocable proxy and that are not otherwise deemed to be beneficially owned by such person or his or her affiliates. T R Financial's Certificate of Incorporation authorizes the T R Financial Board (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own T R Financial Common Stock in excess of the Limit supply information to T R Financial to enable the T R Financial Board to implement and apply the Limit.

     T R Financial intends to count shares of T R Financial Common Stock present in person at the T R Financial Meeting, but not voted, and shares of T R Financial Common Stock for which it has received proxies, but with respect to which holders of shares have abstained on any matter, as present at the T R Financial Meeting for purposes of determining the presence or absence of a quorum for the transaction of business. Since the approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of T R Financial Common Stock entitled to vote thereon, each such non-voting share and abstention will have the effect of a vote AGAINST the approval and adoption of the Merger Agreement. In addition, brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote shares held for such customers on the approval and adoption of the Merger Agreement without specific instructions from such customers. Given that the approval and adoption of the Merger Agreement requires the affirmative vote of the holders of a majority of the outstanding shares of T R Financial Common Stock entitled to vote thereon, the failure of any such customers to provide specific instructions to his or her broker with respect to his or her shares of T R Financial Common Stock (a "broker non-vote") will have the effect of a vote AGAINST the approval and adoption of the Merger Agreement.

     All shares of T R Financial Common Stock which are entitled to be voted and are represented at the T R Financial Meeting by properly executed proxies received by T R Financial in time to be voted at the T R Financial Meeting (whether received through the return of the accompanying proxy card or by telephone), and which are not revoked, will be voted in accordance with the instructions indicated on such proxies. IF NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES (WHETHER RECEIVED THROUGH THE RETURN OF THE ACCOMPANYING PROXY CARD OR BY TELEPHONE) WILL BE VOTED FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     If any other matters are properly presented for consideration at the T R Financial Meeting, including, among other things, a motion to adjourn or postpone the T R Financial Meeting to another time and/or place for the purpose of soliciting additional proxies, or otherwise, the person named in the form of proxy enclosed herewith and acting thereunder will have discretionary authority to vote on such matters in accordance with the best judgment of the T R Financial Board; provided, however, that such discretionary authority will only be exercised to the extent allowable under applicable federal and state securities and corporation laws; and provided further, that no proxy which is voted against the proposal to approve and adopt the Merger Agreement will be voted in favor of any adjournment or postponement of the T R Financial Meeting for the purpose of soliciting additional votes in favor of that proposal.
T R Financial does not have any knowledge of any matters to be presented at the T R Financial Meeting other than the matters set forth above.

     The grant of a proxy through the return of the enclosed proxy card or by telephone will not prevent a stockholder from voting in person at the
T R Financial Meeting. A stockholder may revoke a proxy at any time prior to its exercise by (i) filing a written notice of revocation bearing a later date than the date of the proxy with the Corporate Secretary of T R Financial prior to the T R Financial Meeting, (ii) duly executing a later-dated proxy relating to the same shares and delivering it to the Corporate Secretary of T R Financial before the taking of the vote at the T R Financial Meeting or (iii) attending the
T R Financial Meeting, filing a written notice of revocation with the Corporate Secretary of T R Financial and voting in person. The presence of a stockholder at the T R Financial Meeting will not, by itself, automatically revoke such stockholder's proxy. Any written notice of revocation or subsequently executed proxy should be sent so as to be delivered to T R Financial Corp., 1122 Franklin Avenue, Garden City, New York 11530, Attention: Corporate Secretary, or hand delivered to T R Financial's Corporate Secretary at such address, on or before the day of the T R Financial Meeting, or to the Inspector of Election of the T R Financial Meeting before the taking of the vote at the T R Financial Meeting.
IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU
------------------------------------------------------------------------------
WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO BE
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ADMITTED TO THE T R FINANCIAL MEETING AND TO VOTE AT THE T R FINANCIAL MEETING.
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Examples of such documentation include a broker's statement, letter or other document confirming your ownership of shares of T R Financial Common Stock.

     T R Financial will bear the cost of soliciting proxies from the holders of T R Financial Common Stock. In addition to the solicitation of proxies by mail,
D. F. King & Co., Inc., a proxy solicitation firm, will assist T R Financial in soliciting proxies for the T R Financial Meeting and will be paid a fee estimated to be $5,500, plus reasonable out-of-pocket costs and expenses. Proxies may also be solicited personally, by telephone, facsimile or other means, by directors, officers and employees of T R Financial or its subsidiaries, without additional compensation. Such directors, officers and employees may, however, be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. T R Financial will also request persons, firms and corporations holding shares of T R Financial Common Stock in their names, or in the name of their nominees, which are beneficially owned by others, to forward proxy materials to, or obtain proxies from, such beneficial owners, and will reimburse such record holders for their reasonable expenses incurred in doing so.

     HOLDERS OF T R FINANCIAL COMMON STOCK ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY TO T R FINANCIAL IN THE ENCLOSED POSTAGE-PAID PRE-ADDRESSED ENVELOPE OR VOTE BY CALLING THE TOLL-FREE TELEPHONE NUMBER AS DESCRIBED ON THE ACCOMPANYING PROXY CARD.

VOTE REQUIRED; PRINCIPAL STOCKHOLDERS

     The approval and adoption of the Merger Agreement by T R Financial stockholders will require the affirmative vote of at least a majority of the outstanding shares of T R Financial Common Stock entitled to vote at the T R Financial Meeting. Accordingly, a failure to return a properly executed proxy card or to vote in person, or abstaining from voting, will have the same effect as a vote AGAINST approval and adoption of the Merger Agreement. Shares underlying broker non-votes, or held in excess of the Limit, will not be counted as having been voted in person, or by proxy, at the T R Financial Meeting and will have the same effect as a vote AGAINST approval and adoption of the Merger Agreement. SUCH STOCKHOLDER APPROVAL IS A CONDITION TO CONSUMMATION OF THE MERGER.

     As of September 30, 1998, directors and executive officers of T R Financial and their affiliates beneficially owned 2,662,762 shares of T R Financial Common Stock, or approximately 14.1% of the outstanding shares of T R Financial Common Stock (inclusive of shares of T R Financial Common Stock which may be acquired upon the exercise of vested options under the T R Financial Corp. 1993 Incentive Stock Option Plan and the T R Financial Corp. 1993 Stock Option Plan for Outside Directors). As of the T R Financial Record Date, such persons were entitled to vote 1,247,036 shares of T R Financial Common Stock at the T R Financial Meeting, and all such persons have indicated their intent to vote or direct the
vote of all such shares FOR approval and adoption of the Merger Agreement.   As
of September 30, 1998, Roslyn, its subsidiaries and the directors and executive officers of Roslyn beneficially owned 502,910 shares of T R Financial Common Stock. Additionally, Roslyn may also be deemed to be the beneficial owner of 3,488,068 shares of T R Financial Common Stock issuable pursuant to the T R Financial Merger Stock Option Agreement, attached hereto as Annex B. Pursuant to the T R Financial Merger Stock Option Agreement, Roslyn has the right to exercise an option to purchase the aforesaid 3,488,068 shares upon the occurrence of certain events (all of which are described in the T R Financial Merger Stock Option Agreement), none of which has occurred as of the date hereof. Roslyn has expressly disclaimed beneficial ownership of such 3,488,068 shares. See "CERTAIN RELATED TRANSACTIONS--Merger Stock Option Agreements."

              BENEFICIAL OWNERSHIP OF T R FINANCIAL COMMON STOCK

PRINCIPAL SECURITY OWNERSHIP

     Other than those persons listed below, T R Financial is not aware of any person who is the beneficial owner of more than 5% of the outstanding shares of T R Financial Common Stock as of September 30, 1998. For the purposes of the following table and the table set forth under "Directors and Executive Officers," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to "beneficially own" any shares of T R Financial Common Stock (i) over which such person has, directly or indirectly, sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership, including the right to acquire beneficial ownership by the exercise of stock options, within 60 days after September 30, 1998. As used herein, "voting power" includes the power to vote, or direct the voting of, such shares, and "investment power" includes the power to dispose, or direct the disposition, of such shares.

                                                             AMOUNT AND
                                                             NATURE OF          PERCENT OF
TITLE OF CLASS                                               BENEFICIAL        COMMON STOCK
OF SECURITY       NAME AND ADDRESS OF BENEFICIAL OWNER       OWNERSHIP       OUTSTANDING/(1)/
------------------------------------------------------------------------------------------------
Common Stock      T R Financial Corp.                       2,029,877/(2)/         11.5%
                  Employee Stock Ownership Plan and Trust
                  (the "T R Financial ESOP")
                  1122 Franklin Avenue
                  Garden City, New York 11530

Common Stock      John M. Tsimbinos                         1,209,421/(3)/          6.7%
                  Chairman of the Board and
                  Chief Executive Officer
                  T R Financial Corp.
                  1122 Franklin Avenue
                  Garden City, New York 11530

Common Stock      Thomson Horstmann & Bryant, Inc.          1,156,500/(4)/          6.6%
                  Park 80 West, Plaza Two
                  Saddle Brook, New Jersey 07663

_______________________
(1) Calculated based upon 17,629,854 shares of T R Financial Common Stock outstanding as of September 30, 1998, except that the percentage with respect to Mr. Tsimbinos has been calculated on the basis of such number of shares outstanding, plus 522,360 shares of which Mr. Tsimbinos has the right to acquire beneficial ownership by the exercise of stock options granted pursuant to the T R Financial Corp. 1993 Incentive Stock Option Plan at the time of T R Financial's initial public offering in 1993 and on January 23, 1997.

(2) The Administrative Committee of T R Financial, consisting of Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas, all of whom are non-employee directors, administers the T R Financial ESOP as a committee. The Administrative Committee has delegated authority over routine administrative matters concerning the T R Financial ESOP to the Roosevelt Savings Bank Employee Benefits Committee, which consists of four officers of the Bank.
    An unrelated third party, State Street Bank and Trust Company, is the trustee for the T R Financial ESOP (the "T R Financial ESOP Trustee"). The Administrative Committee may instruct the T R Financial ESOP Trustee regarding investment of funds contributed to the T R Financial ESOP. Each member of the Administrative Committee disclaims beneficial ownership of the shares of T R Financial Common Stock held in the T R Financial ESOP. T R Financial Common Stock purchased by the T R Financial ESOP is released from a suspense account and allocated to participants annually, based on contributions made to the T R Financial ESOP by T R Financial. Shares released from the suspense account are allocated among participants in proportion to their compensation, as defined in the T R Financial ESOP, for the year the contributions are made, up to the limits permitted under the Code. The T R Financial ESOP Trustee

                                         (footnotes continued on following page)
    must vote all allocated shares held in the T R Financial ESOP in accordance with the instructions of participants. Shares of T R Financial Common Stock are allocated to participants under the T R Financial ESOP as of December 31st of each year. As of September 30, 1998, 1,006,783 shares of T R Financial Common Stock in the T R Financial ESOP had been allocated to and were held in the accounts of participants, former participants and beneficiaries thereof. With respect to unallocated shares, such unallocated shares are required to be voted by the T R Financial ESOP Trustee in a manner calculated to most accurately reflect the voting instructions received from the T R Financial ESOP participants regarding the allocated shares so long as such vote is in accordance with the requirements of ERISA.

(3) Includes 522,360 shares of which Mr. Tsimbinos has the right to acquire beneficial ownership by the exercise of stock options granted pursuant to the T R Financial Corp. 1993 Incentive Stock Option Plan. Also includes
    (a) 18,524 shares held in trust pursuant to the T R Financial ESOP that have been allocated to Mr. Tsimbinos's account and as to which he has sole voting power but no investment power, except in limited circumstances, (b) 57,650 shares held in the Employer Stock Fund of the Roosevelt Savings 401(k) Plan as to which he has shared voting and investment power, (c) 93,951 shares held in the Roosevelt Savings SERP as to which he has sole investment, but no voting power, and (d) 36,776 shares as to which he otherwise shares voting and investment power.

(4) Based upon information in a Schedule 13G, dated January 28, 1998. Thomson Horstmann & Bryant, Inc. is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, as amended. The figure shown includes 743,600 shares with respect to which Thomson Horstmann & Bryant, Inc. has sole voting power, 15,600 shares as to which it has shared voting power and 1,156,500 shares as to which it has sole dispositive power.


DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information with respect to shares of T R Financial Common Stock beneficially owned by each director of T R Financial, by each Named Executive Officer of T R Financial and by all directors and executive officers of T R Financial, as a group, as of September 30, 1998. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of T R Financial Common Stock indicated.

                                                                                 AMOUNT AND
                                                                                  NATURE OF
                                                                                  BENEFICIAL           PERCENT OF
                                                                                  OWNERSHIP           COMMON STOCK
NAME                                           TITLE/(1)/                     (1)(2)(3)(4)(5)(6)      OUTSTANDING/(7)/
----                                           ----------                    --------------------    -----------------
John M. Tsimbinos.......................       Chairman of the Board, Chief        1,209,421               6.7%
                                               Executive Officer and Director
A. Gordon Nutt..........................       President, Chief Administrative       271,459               1.5%
                                               Officer and Director
Maureen E. Clancy.......................       Director                               67,184                 *
Robert F. Eisen, Sr. ...................       Director                               83,944                 *
Michael P. Galgano......................       Director                               72,074                 *
Leonard Genovese........................       Director                               65,270                 *
Edward J. Kowatch.......................       Director                                7,800                 *
Ernest L. Loser.........................       Director                               63,102                 *
John C. Mesloh..........................       Director                               66,104                 *
James E. Orr, Jr........................       Director                              108,670                 *
Spiros J. Voutsinas.....................       Director                               75,772                 *
William R. Kuhn.........................       Executive Vice President and          223,746               1.3%
                                               Chief Real Estate Lending Officer
Dennis E. Henchy........................       Executive Vice President and          222,768               1.3%
                                               Chief Financial Officer
Ira H. Kramer...........................       Senior Vice President and             103,152                 *
                                               Corporate Secretary
John J. DeRusso.........................       Senior Vice President                  22,296                 *

All directors and executive
officers, as a group (15 persons).......                                           2,662,762/(8)/         14.1%

                                                   (footnotes on following page)

___________________
*   Represents less than 1% of outstanding T R Financial Common Stock.

(1) Titles are for both Roosevelt Savings and T R Financial.

(2) The figures shown include shares which individuals have the right to acquire beneficial ownership of by the exercise of stock options pursuant to the T R Financial Corp. 1993 Incentive Stock Option Plan or the T R Financial Corp. 1993 Stock Option Plan for Outside Directors as follows: Mr. Tsimbinos, 522,360 shares; Mr. Nutt, 141,432 shares; Ms. Clancy, 41,470 shares; Mr. Eisen, 41,694 shares; Mr. Galgano, 800 shares; Mr. Genovese, 41,770 shares; Mr. Kowatch, 3,800 shares; Mr. Loser, 41,770 shares; Mr. Mesloh, 41,770 shares; Mr. Orr, 64,080 shares; Mr. Voutsinas, 800 shares; Mr. Kuhn, 135,766 shares; Mr. Henchy, 135,766 shares; Mr. Kramer, 62,462 shares; Mr. DeRusso, 6,666 shares; and all directors and executive officers, as a group, 1,282,406 shares.

(3) The figures shown include shares held in trust pursuant to the T R Financial ESOP that have been allocated as of September 30, 1998 to individual accounts as follows: Mr. Tsimbinos, 18,524 shares; Mr. Nutt, 18,524 shares; Mr. Kuhn, 18,313 shares; Mr. Henchy, 18,126 shares; Mr. Kramer, 16,530 shares; Mr. DeRusso, 6,912 shares; and all executive officers, as a group, 96,929 shares. Such persons have sole voting power but no investment power, except in limited circumstances, as to such shares. The figures shown do not include 1,023,094 shares held in trust pursuant to the T R Financial ESOP that have not been allocated to any individual's account and as to which the members of T R Financial's Administrative Committee (consisting of Messrs. Eisen, Galgano, Genovese, Kowatch, Loser, Orr and Voutsinas) may be deemed to share investment power, and as to which each of the participants identified in the table may be deemed to share voting power, thereby causing each such person to be deemed a beneficial owner of such shares. Each of the members of the Administrative Committee and the participants included in the table disclaims beneficial ownership of the unallocated shares in the T R Financial ESOP.

(4) The figures shown include shares held in the Employer Stock Fund of the Roosevelt Savings 401(k) Plan as to which each person identified has shared voting and investment power as follows: Mr. Tsimbinos, 57,650 shares;
    Mr. Nutt, 28,260 shares; Mr. Kuhn, 25,764 shares; Mr. Henchy, 25,898 shares; Mr. Kramer, 9,828 shares; Mr. DeRusso, 1,568 shares; and all executive officers, as a group, 148,968 shares.

(5) The figures shown include shares held in the Roosevelt Savings SERP as to which each person identified has sole investment but no voting power as follows: Mr. Tsimbinos, 93,951 shares; Mr. Nutt, 16,431 shares; Mr. Kuhn, 10,711 shares; Mr. Henchy, 9,998 shares; Mr. Kramer, 1,079 shares; Mr. DeRusso, 1,150 shares; and all executive officers, as a group, 133,320 shares.

(6) The figures shown include shares over which individuals share voting and investment power (other than as disclosed in Notes 3, 4, and 5, above) as follows: Mr. Tsimbinos, 36,776 shares; Mr. Nutt, 10,000 shares; Ms. Clancy, 10,214 shares; Mr. Eisen, 8,757 shares; Mr. Galgano, 16,600 shares;
    Mr. Loser, 5,832 shares; Mr. Orr, 12,950 shares; Mr. Voutsinas, 3,032 shares; Mr. Kuhn, 33,191 shares; Mr. Henchy, 17,240 shares; Mr. Kramer, 1,394 shares; and all directors and executive officers, as a group, 155,986 shares.

(7) Percentages with respect to each person or group of persons have been calculated on the basis of 17,629,854 shares of T R Financial Common Stock, the number of shares of T R Financial Common Stock outstanding as of September 30, 1998, plus the number of shares of T R Financial Common Stock which such person or group of persons has the right to acquire beneficial ownership of within 60 days after September 30, 1998 by the exercise of stock options.

(8) The figure shown includes 155,986 shares over which T R Financial's directors and executive officers share voting and investment power (other than as disclosed in Notes 3, 4 and 5, above).

                                  THE MERGER

     The following information concerning the Merger, insofar as it relates to matters contained in the Merger Agreement, describes the material terms and conditions of the Merger Agreement but does not purport to be a complete description and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference and attached hereto as Annex A. Roslyn and T R Financial stockholders are urged to read carefully the Merger Agreement in its entirety.

GENERAL

     Pursuant to the terms of the Merger Agreement, subject to the satisfaction or waiver (where permissible) of certain conditions, including, among other things, the receipt of all necessary regulatory or governmental approvals and the approval of the Merger Agreement by the requisite vote of the stockholders of Roslyn and T R Financial, T R Financial will be merged with and into Roslyn, and T R Financial's stockholders will become stockholders of Roslyn. Roslyn will be the surviving corporation in the Merger, and will continue its corporate existence under the laws of the State of Delaware. Upon consummation of the Merger, the separate corporate existence of T R Financial will terminate.

     As soon as practicable following the consummation of the Merger, Roosevelt Savings, a New York State-chartered savings bank and wholly owned subsidiary of T R Financial, and Roslyn Savings, a New York State-chartered savings bank and a wholly owned subsidiary of Roslyn, will also merge, with the surviving bank being named The Roslyn Savings Bank. The surviving bank will continue as a New York State-chartered savings bank and a wholly owned subsidiary of Roslyn. See "CERTAIN RELATED TRANSACTIONS--Bank Merger Agreement."

EXCHANGE RATIO

     At the Effective Time, each issued and outstanding share of T R Financial Common Stock, except for Excluded Shares, will be converted into and exchangeable for 2.05 shares of Roslyn Common Stock, subject to certain adjustments (i.e., the Exchange Ratio). The Exchange Ratio may be increased by Roslyn in the event that T R Financial exercises its rights under the Merger Agreement to deliver to Roslyn a notice to terminate the Merger Agreement if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement. See "--Price-Based Termination." However, Roslyn is under no obligation to increase the Exchange Ratio, and there can be no assurance that Roslyn would elect to increase the Exchange Ratio if T R Financial were to exercise such termination rights. Any such decision would be made by the Roslyn Board in light of all relevant facts and circumstances existing at such time, including, without limitation, the advice of its legal and financial advisors. If Roslyn elects to exercise its option to increase the Exchange Ratio as set forth in the Merger Agreement, it must give T R Financial, within a five-day period, written notice of that election and the revised Exchange Ratio, in which case the Merger Agreement would remain in full force and effect in accordance with its terms, except that the Exchange Ratio would have been so increased.

     Although Roslyn has the right in the limited circumstances described above to increase the Exchange Ratio, under no circumstances may the Exchange Ratio be decreased. The Exchange Ratio was arrived at through arm's-length negotiations between Roslyn and T R Financial. The Merger Agreement provides that, if Roslyn effects a stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares of Roslyn Common Stock, an appropriate adjustment to the Exchange Ratio will be made.

     It is expected that the market price of Roslyn Common Stock will fluctuate between the date of this Joint Proxy Statement/Prospectus and the date on which the Merger is consummated, and thereafter. Because the number of shares of Roslyn Common Stock to be received by T R Financial's stockholders in the Merger is fixed (subject to a possible increase in certain limited circumstances described above) and because the market price of Roslyn Common Stock is subject to fluctuation, the value of the shares of Roslyn Common Stock that holders of T R Financial Common Stock will receive in the Merger may increase or decrease prior to and after the Merger. No assurance can be given concerning the market price of Roslyn Common Stock before or after the Effective Time. For further information concerning the market prices of Roslyn Common Stock and T R Financial Common Stock, see "MARKET PRICES AND DIVIDEND INFORMATION."

     No fractional shares of Roslyn Common Stock will be issued in connection with the Merger. In lieu of the issuance of fractional shares, Roslyn will make a cash payment, rounded to the nearest cent, to each T R Financial stockholder who otherwise would be entitled to receive a fractional share, equal to the product of (i) the fractional portion which a T R Financial stockholder would otherwise receive and (ii) the Roslyn Market Value.

     Upon consummation of the Merger, Excluded Shares will be canceled and retired and no payment will be made with respect thereto.

     In addition, at the Effective Time, each T R Financial Option shall be converted into an option to purchase shares of Roslyn Common Stock pursuant to the Exchange Ratio. After the Effective Time, each T R Financial Option will be deemed to constitute an option to acquire, on the same terms and conditions as were applicable under such T R Financial Option immediately prior to the Effective Time, the number of shares of Roslyn Common Stock equal to the product, rounded to the nearest share, of the number of shares of T R Financial Common Stock subject to the T R Financial Option and the Exchange Ratio, at a price per share equal to the exercise price per share of T R Financial Common Stock otherwise purchasable pursuant to such T R Financial Option, divided by the Exchange Ratio, rounded to the nearest cent.

BACKGROUND OF THE MERGER

     The Boards of Directors of T R Financial and Roosevelt Savings periodically reviewed the strategic alternatives available to T R Financial, including regular meetings with Goldman Sachs and Thacher Proffitt & Wood, its outside legal counsel ("Thacher Proffitt"), on September 26, 1995, March 26, 1996,
April 15, 1997, July 28, 1997 and March 24, 1998, at which meetings the
T R Financial Board and the Roosevelt Savings Board of Directors (the "Roosevelt Savings Board") considered, among other items, strategic alternatives ranging from pursuing a course of continuing as an independent institution and growing internally, possible acquisitions of smaller financial institutions by T R Financial, a possible merger-of-equals with a similar sized institution and a possible sale of T R Financial to another financial institution. At the July 28, 1997 T R Financial Board meeting, the T R Financial Board instructed
Mr. Tsimbinos, as a part of his ongoing duties and responsibilities, to continue to explore all of the strategic alternatives available to T R Financial, including speaking with the chief executive officers of several financial institutions who had indicated a preliminary interest in pursuing a possible transaction with T R Financial.

     Following such T R Financial Board meeting, Mr. Tsimbinos spoke with the chief executive officers of four New York-based financial institutions to assess whether more formal discussions would be worthwhile. In this regard, Mr. Tsimbinos met with Mr. Mancino on October 10 and 17, 1997 to assess Roslyn's consideration of possible acquisition candidates, its strategic plans and its continuing expression of interest regarding initiating discussions exploring a possible business combination with T R Financial and the broad outlines on which such discussions could begin. On October 20, 1997, Mr. Tsimbinos met with the chief executive officer of another New York-based institution regarding such institution's initial expression of interest regarding whether to initiate discussions exploring a possible business combination with T R Financial.

     At the October 23, 1997 T R Financial Board meeting, Mr. Tsimbinos reported back to the T R Financial Board regarding his preliminary assessment of the possible interest and ability of another financial institution to offer a level of merger consideration that would be worth exploring further, as compared to T R Financial continuing as an independent institution. He also reviewed with the T R Financial Board the relatively high level of T R Financial's stock price, which would make it difficult for many financial institutions to offer a sufficiently high level of merger consideration without diluting the value of their institution's stock. The T R Financial Board directed Mr. Tsimbinos to continue to assess T R Financial's strategic alternatives.

     On October 27, 1997, Mr. Mancino and Mr. Tsimbinos met again to discuss Roslyn's level of interest and whether a business combination could be structured that would provide a level of consideration that might interest both institutions, and the decision was made that further discussions would not be productive in light of the level of merger consideration that Roslyn and T R Financial were willing to consider. On February 18, 1998, the chief executive officer of another New York-based institution (the "Other Institution") met with Mr. Tsimbinos to discuss such institution's possible expression of interest regarding whether to initiate future discussions exploring a possible business combination with T R Financial.

     On March 6, 1998, representatives of Sandler O'Neill, Roslyn's financial advisor, and Goldman Sachs conferred to discuss whether a further meeting between Messrs. Mancino and Tsimbinos would be worthwhile in light of market and industry changes since the prior October meeting. On March 11, 1998, Mr. Tsimbinos and Mr. Mancino met to discuss Roslyn's continuing expression of interest in exploring a possible business combination and Roslyn's recent settlement agreement with the Banking Department of the State of New York ("Banking Department") in connection with certain alleged unfair loan and origination fee practices. They also discussed a potential delay in pursuing any further discussions until it was determined whether such allegations would require a separate resolution with the federal banking regulators; however, the substantive terms of a proposed business combination were not discussed. At the March 24, 1998 meeting of the Roosevelt Savings Board, which consisted of the same directors as the T R Financial Board, Mr. Tsimbinos reported the foregoing to the Roosevelt Savings Board, and representatives of Goldman Sachs and Thacher Proffitt advised the Roosevelt Savings Board at length regarding T R Financial's strategic alternatives. The Roosevelt Savings Board analyzed the option of continuing as an independent institution and considered possible acquisition candidates, one other possible merger-of-equals candidate, possible acquirors, the impending auction of Long Island Bancorp, Inc. and the anticipated high price that was expected to be offered in that case. The Roosevelt Savings Board also assessed the relative value of the stock that might be offered in the case of a sale, because it was expected that any business combination would involve a stock-for-stock exchange that would be accounted for as a pooling-of-interests. For a more detailed discussion of Roslyn's settlement with the Banking Department, see "CERTAIN BANKING REGULATORY CONSIDERATIONS--Community Reinvestment Act."

     In early April 1998, shortly after the proposed acquisition of Long Island Bancorp, Inc. was announced, Goldman Sachs contacted the investment banking firms that represented Roslyn and the Other Institution, with whom Mr. Tsimbinos had met several times over the prior year, to assess such institutions' continued interest in pursuing a business combination with T R Financial. On April 28, 1998, Goldman Sachs delivered to T R Financial selected financial information and materials regarding Roslyn and the Other Institution that it had prepared, and, on such date, representatives of management of T R Financial, Goldman Sachs and Thacher Proffitt reviewed such materials and considered possible further discussions that might be conducted with each institution with respect to a possible strategic combination not involving a sale or auction of T R Financial. On May 1, 1998, Mr. Tsimbinos met again with the chief executive officer of the Other Institution to assess whether more formal discussions would be appropriate. On May 4, 1998, Mr. Tsimbinos met again with Mr. Mancino for the same purpose.

     During the week of May 11, 1998, Mr. Tsimbinos and representatives of Goldman Sachs conferred with Mr. Mancino and the chief executive officer of the Other Institution regarding possible further discussions, due diligence procedures that might be pursued and the possible outlines of each respective institution's interest in T R Financial. On May 12, 1998, the members of the T R Financial Board authorized management and its investment banking and legal representatives to commence due diligence on both institutions and to begin discussions regarding a possible strategic business combination.

     On May 13, 1998, T R Financial entered into confidentiality letter agreements with both Roslyn and the Other Institution as a prelude to conducting due diligence. During the following week, T R Financial conducted its due diligence review of both Roslyn and the Other Institution, and Roslyn and the Other Institution conducted their due diligence review of T R Financial. At a special T R Financial Board meeting held on May 22, 1998, the T R Financial Board reviewed the results of such due diligence reviews with T R Financial's management, Goldman Sachs and Thacher Proffitt. Goldman Sachs presented the proposals of both Roslyn and the Other Institution and engaged in a detailed financial presentation comparing a possible strategic combination with Roslyn to a possible strategic combination with the Other Institution. Roslyn's proposal was for a fixed exchange ratio of 1.9481 shares of Roslyn Common Stock for each share of T R Financial Common Stock, which was higher than its prior indication of interest of an exchange ratio of 1.8 shares of Roslyn Common Stock. At Roslyn's stock price as of May 22, 1998, such exchange ratio represented approximately $53.82 per share of T R Financial Common Stock. Roslyn also offered a "walkaway" provision that would allow T R Financial to terminate the Merger Agreement in the event of a specified decline in Roslyn's stock price. The Other Institution's proposal was for a fixed exchange ratio of its common stock for each share of T R Financial Common Stock, which was the same exchange ratio as its prior indication of interest. At the Other Institution's stock price as of May 22, 1998, such exchange ratio represented approximately $53.34 per share of T R Financial Common Stock. Both companies proposed a 100% exchange of stock that would be accounted for as a pooling-of-interests, with no expected branch closings, and both offered four board seats on the combined institution's board of directors, with an advisory board to be created for the remaining T R Financial Board members. Both companies also proposed to have Mr. Tsimbinos enter into an employment agreement and to become the Chairman of the resulting holding company and Vice Chairman of the resulting savings bank subsidiary. Roslyn also offered to enter into employment agreements with two additional executive officers of T R Financial.

     Following the presentation of Goldman Sachs and a detailed discussion of each proposal, it was determined that, at this point, Roslyn had made the superior proposal. Goldman Sachs was instructed to contact Roslyn's representatives during the May 22, 1998 special T R Financial Board meeting to discuss the negotiation of a definitive agreement, and the T R Financial Board authorized Goldman Sachs to encourage Roslyn to increase the exchange ratio offered by Roslyn, which would be an inducement for T R Financial to enter into negotiations to reach a definitive agreement with Roslyn. Roslyn responded with a revised proposal of a fixed exchange ratio of 2.05 shares of Roslyn Common Stock for each share of T R Financial Common Stock, or, at Roslyn's closing stock price on May 22, 1998, approximately $56.63 per share of T R Financial Common Stock. Roslyn also agreed to use its best efforts to increase the quarterly dividend on Roslyn Common Stock so that, after the consummation of the transaction, T R Financial's stockholders would receive no less than the dividends they were receiving on their shares of T R Financial Common Stock.

     During the May 22, 1998 special T R Financial Board meeting, Thacher Proffitt also reviewed with the T R Financial Board the terms and conditions contained in the draft Merger Agreement, including, among other things, pricing, termination, standard representations and warranties, negative covenants, customary closing conditions and treatment of T R Financial's employee benefit plans and arrangements. Thacher Proffitt also reviewed the terms and conditions of the draft T R Financial Merger Stock Option Agreement and the draft Roslyn Merger Stock Option Agreement. Based upon Roslyn's revised proposal and the
T R Financial Board's review of the draft Merger Agreement and related documents, the T R Financial Board then authorized management to continue negotiations with Roslyn and attempt to reach a mutually acceptable definitive merger agreement on the proposed terms.

     At a special T R Financial Board meeting held on May 25, 1998, the
T R Financial Board was presented with Goldman Sachs' written opinion that the Exchange Ratio was fair, from a financial point of view, to T R Financial's stockholders and a copy of the final definitive Merger Agreement between T R Financial and Roslyn. After discussion with Thacher Proffitt of the terms and conditions of the definitive Merger Agreement and the related documents, and based on the consideration of the various factors discussed below under "--Recommendation of the T R Financial Board;
T R Financial's Reasons for the Merger," the T R Financial Board unanimously approved the Merger Agreement, the T R Financial Merger Stock Option Agreement and the related transactions.

     On May 25, 1998, the Roslyn Board considered and approved, by unanimous vote, the Merger, the Merger Agreement, the Merger Stock Option Agreements and the related transactions. Presentations were made by both Sandler O'Neill and Roslyn's legal counsel. At the special meeting, members of Roslyn's senior management, together with its legal and financial advisors, reviewed with the Roslyn Board, among other things, the background of the proposed transaction, the potential benefits of the transaction, including the strategic rationale for the transaction, a summary of their due diligence findings, financial and valuation analyses of the transaction and the terms of the proposed agreements. In addition, Sandler O'Neill delivered to the Roslyn Board its written opinion to the effect that, as of such date, the Exchange Ratio was fair, from a financial point of view, to Roslyn's stockholders.

RECOMMENDATION OF THE ROSLYN BOARD; ROSLYN'S REASONS FOR THE MERGER

     The Roslyn Board has unanimously approved the Merger Agreement and has determined that the terms of the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, Roslyn and its stockholders. Accordingly, the Roslyn Board unanimously recommends that the stockholders of Roslyn vote FOR the approval and adoption of the Merger Agreement. The Roslyn Board has not yet determined what action, if any, it might take under the Merger Agreement in the event that the Relative Termination Condition is applicable and T R Financial exercises its termination rights under the Relative Termination Condition. Approval of the Merger Agreement by the Roslyn stockholders at the Roslyn Meeting will confer on the Roslyn Board the power, consistent with its fiduciary duties, to determine, if T R Financial exercises its right to terminate the Merger Agreement under the Relative Termination Condition, in the alternative, (i) whether to increase the Exchange Ratio in accordance with the formula set forth in the Merger Agreement, or
(ii) whether to permit the Merger Agreement to be terminated, in either case without any further action by, or resolicitation of the votes of, the stockholders of Roslyn. In such a situation, the Roslyn Board, consistent with its fiduciary duties, will consider all relevant facts and circumstances that exist at such time, including, without limitation, the advice of its legal and financial advisors, to determine whether or not to exercise its option to increase the Exchange Ratio so that the Merger Agreement would continue in full force and effect.

     In reaching its determination that the terms of the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, Roslyn and its stockholders, the Roslyn Board considered, during the course of its strategic deliberations, a number of factors, both from a short-term and a long-term perspective, including, without limitation, the following (which are all the material factors that the Roslyn Board considered):

     (i) the Roslyn Board's familiarity with and review of Roslyn's business, results of operations, financial condition, competitive position and prospects, the nature of the industry in which Roslyn operates, both on a historical and prospective basis, and the potential growth, development, productivity and profitability of Roslyn;

     (ii) the current and prospective environment in which Roslyn operates, including national and local economic conditions, the competitive environment for thrifts and other financial institutions generally, the trend toward consolidation in the financial services industry and in the thrift industry and the likely effect of the foregoing factors on Roslyn's potential growth, development, productivity and profitability;

     (iii) the Roslyn Board's review, based in part on presentations by Roslyn's management and advisors, of T R Financial's business, financial condition, results of operations and management, and the performance of T R Financial Common Stock on both a historical and prospective basis, the strategic fit between the parties, the enhanced opportunities for operating efficiencies and cost savings that could result from the Merger (which were estimated to be approximately $18.8 million, including approximately $11.2 million attributable to savings on employee compensation and benefits) and the respective contributions the parties (including experienced senior management and board members and the ability to market products and services to an increased customer base) would bring to a combined institution;

     (iv) the Roslyn Board's review of the historical and prospective market prices of Roslyn Common Stock and T R Financial Common Stock compared to the Merger Consideration;

     (v) a comparison of the consideration to be paid to T R Financial's stockholders compared to that paid in other comparable thrift mergers;

     (vi) the Roslyn Board's review with its legal and financial advisors of alternatives to the Merger, including the possibility of growing internally;

     (vii) the Roslyn Board's belief that T R Financial has a strong financial and capital position and that the combined company presents a high long-term intrinsic value, substantial capacity for future growth and considerable potential for long-term strategic value to Roslyn stockholders;

     (viii) the presentation by Sandler O'Neill and the written opinion of Sandler O'Neill that the Exchange Ratio is fair, from a financial point of view, to Roslyn stockholders. See "--Opinion of Roslyn's Financial Advisor;"

     (ix) the significant similarity between and the compatibility of Roslyn's and T R Financial's business lines, cultures and management philosophies and their commitments to the communities and customers they each serve and to their respective employees;

     (x) the expectation that the combined institution will continue to provide quality service to the communities and customers served by both companies;

     (xi) the review by the Roslyn Board with its legal and financial advisors of the terms and conditions of the Merger Agreement, including the Exchange Ratio;

     (xii) the review by the Roslyn Board with its legal and financial advisors of the terms and conditions of the T R Financial Merger Stock Option Agreement, the Roslyn Merger Stock Option Agreement and the other documents executed in connection with the Merger Agreement;

     (xiii) the Roslyn Board's recognition of the complementary nature of the markets served and products offered by Roslyn and T R Financial;

     (xiv) a variety of factors affecting and relating to the overall strategic focus of Roslyn including, without limitation, opportunities for growth in deposits, assets and earnings, (including ongoing potential acquisition opportunities) and opportunities available to Roslyn in the market areas where T R Financial conducts business;

     (xv) the anticipated revenue enhancements, cost savings and efficiencies (including reduction or elimination of certain operational and administrative systems and the elimination of certain compensation plans of T R Financial and Roosevelt Savings) available from the Merger; and

     (xvi) the expectation that the Merger would be treated as a tax-free reorganization for federal income tax purposes (see "--Federal Income Tax Consequences of the Merger" below) and accounted for as a pooling-of-interests.

     The Roslyn Board did not assign any specific or relative weights to the factors under consideration. The Roslyn Board believes that the terms of the Merger Agreement are fair to, and in the best interests of, Roslyn and its stockholders. ACCORDINGLY, THE ROSLYN BOARD UNANIMOUSLY RECOMMENDS THAT ROSLYN'S STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

OPINION OF ROSLYN'S FINANCIAL ADVISOR

     Pursuant to a letter agreement dated as of May 1, 1998 (the "Sandler O'Neill Agreement"), Roslyn retained Sandler O'Neill as an independent financial advisor in connection with Roslyn's consideration of a possible business combination with T R Financial. Sandler O'Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O'Neill is regularly engaged in the valuation of such businesses and their securities in connection with mergers and acquisitions and other corporate transactions.

     In connection with its consideration of the Merger, the Roslyn Board requested Sandler O'Neill to render its opinion as to the fairness of the Exchange Ratio to the stockholders of Roslyn from a financial point of view. On May 25, 1998, Sandler O'Neill delivered to the Roslyn Board its written opinion that, as of such date, the Exchange Ratio was fair to the holders of Roslyn Common Stock from a financial point of view. Sandler O'Neill has also delivered to the Roslyn Board a written opinion dated the date of this Joint Proxy Statement/Prospectus (the "Sandler O'Neill Fairness Opinion") which is substantially identical to the May 25, 1998 opinion. THE FULL TEXT OF THE SANDLER O'NEILL FAIRNESS OPINION, WHICH SETS FORTH THE PROCEDURES FOLLOWED, ASSUMPTIONS MADE, MATTERS CONSIDERED AND QUALIFICATIONS AND LIMITATIONS ON THE REVIEW UNDERTAKEN IN CONNECTION WITH RENDERING SUCH OPINION, IS ATTACHED AS ANNEX D TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. THE DESCRIPTION OF THE OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX D. ROSLYN'S STOCKHOLDERS ARE URGED TO READ THE SANDLER O'NEILL FAIRNESS OPINION IN ITS ENTIRETY IN CONNECTION WITH THEIR CONSIDERATION OF THE PROPOSED MERGER.

     THE SANDLER O'NEILL FAIRNESS OPINION WAS PROVIDED TO THE ROSLYN BOARD FOR ITS INFORMATION AND IS DIRECTED ONLY TO THE FAIRNESS, FROM A FINANCIAL POINT OF VIEW, OF THE EXCHANGE RATIO TO THE HOLDERS OF SHARES OF ROSLYN COMMON STOCK. IT DOES NOT ADDRESS THE UNDERLYING BUSINESS DECISION OF ROSLYN TO ENGAGE IN THE MERGER OR ANY OTHER ASPECT OF THE MERGER AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY HOLDER OF SHARES OF ROSLYN COMMON STOCK AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE ROSLYN MEETING WITH RESPECT TO THE MERGER OR ANY OTHER MATTER RELATED THERETO.

     In connection with rendering its May 25, 1998 opinion, Sandler O'Neill performed a variety of financial analyses. The following is a summary of all such material analyses, but does not purport to be a complete description of all the analyses underlying Sandler O'Neill's opinion. The preparation of a fairness opinion is a complex process involving subjective judgments and is not necessarily susceptible to a partial analysis or summary description. Sandler O'Neill believes that its analyses must be considered as a whole and that selecting portions of such analyses and the factors considered therein, without considering all factors and analyses, could create an incomplete view of the analyses and processes underlying its opinion. In performing its analyses, Sandler O'Neill made numerous assumptions with respect to industry performance and business and economic conditions, many of which cannot be predicted and are beyond the control of Roslyn, T R Financial and Sandler O'Neill. Any estimates contained in Sandler O'Neill's analyses are not necessarily indicative of future results or values, which may be significantly more or less favorable than such estimates. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Because such estimates are inherently subject to uncertainty, neither Roslyn, T R Financial nor Sandler O'Neill assumes responsibility for their accuracy.

     SUMMARY OF PROPOSAL. Sandler O'Neill reviewed the financial terms of the proposed transaction. Based on the closing price of Roslyn Common Stock on May 22, 1998 of $27.63 and an Exchange Ratio of 2.05, Sandler O'Neill calculated an implied transaction value per share of T R Financial of $56.63. Based upon T R Financial's March 31, 1998 financial information and an Exchange Ratio of 2.05, Sandler O'Neill calculated the price to tangible book value per share and price to last 12-months' ("LTM") earnings per share. This analysis yielded a price to tangible book value multiple of 3.81x based upon the book value per common share at March 31, 1998 and a price to LTM earnings multiple of 27.2x.

     STOCK TRADING HISTORY. Sandler O'Neill reviewed the history of the reported trading prices and volume of Roslyn Common Stock and T R Financial Common Stock, and the relationship between the movements in the prices of Roslyn Common Stock and T R Financial Common Stock, respectively, to movements in certain stock indices, including the Standard & Poor's 500 Index, the Nasdaq Bank Index and a selected composite group of publicly traded savings institutions. During the one-year period ended May 22, 1998, Roslyn Common Stock and T R Financial Common Stock each outperformed the indices to which each was compared.

     COMPARABLE COMPANY ANALYSIS. Sandler O'Neill used publicly available information to compare selected financial and market trading information, including balance sheet composition, asset quality ratios, loan loss reserve levels, profitability, capital adequacy, dividends and trading multiples, for T R Financial, Roslyn and two groups of selected institutions. The first group consisted of T R Financial or Roslyn, respectively, and the following fourteen publicly traded regional savings institutions (the "Regional Group"): ALBANK Financial Corp., Staten Island Bancorp, Inc., Commonwealth Bancorp Inc., Reliance Bancorp, Inc., Haven Bancorp, Inc., Queens County Bancorp, Inc., Dime Community Bancshares, Inc., JSB Financial, Inc., WSFS Financial Corp., Ocean Financial Corp., PennFed Financial Services Inc., York Financial Corp., Flushing Financial Corp. and Parkvale Financial Corp. Sandler O'Neill also compared
T R Financial and Roslyn to a group of seven publicly traded savings institutions which had a return on equity of greater than 15.4% (based on the LTM earnings) and a price-to-tangible book value of greater than 254% (the "Highly-Valued Group"). The Highly-Valued Group was comprised of BankAtlantic Bancorp Inc., Ocean Financial Corp., Flagstar Bancorp Inc., InterWest Bancorp Inc., Anchor BanCorp Wisconsin, First Federal Capital Corp. and WSFS Financial Corp. The analysis compared publicly available financial information for Roslyn and T R Financial and the median data for each of the Regional Group and the Highly-Valued Group as of and for each of the years ended December 31, 1993 through December 31, 1997 and as of and for the 12-months ended March 31, 1998.

     ANALYSES OF SELECTED MERGER TRANSACTIONS. Sandler O'Neill reviewed 21 transactions announced from January 1, 1998 to May 21, 1998 (the "Analysis Period") involving publicly traded savings institutions as acquired institutions with transaction values over $15 million ("Nationwide Transactions"), and seven transactions announced during the Analysis Period involving publicly traded savings institutions in the Mid-Atlantic region (Delaware, District of Columbia, Pennsylvania, Maryland, New Jersey and New York) as acquired institutions with transaction values over $15 million ("Mid-Atlantic Transactions"), and 10 transactions announced during the Analysis Period involving publicly traded savings institutions nationwide as acquired institutions with transaction values greater than $200 million and less than $2 billion ("Large Nationwide Transactions"). Sandler O'Neill reviewed the ratios of transaction value to LTM net income, transaction value to tangible book value, transaction value to book value, tangible book premium to core deposits, transaction value to total deposits and transaction value to total assets and computed high, low, mean and median ratios and premiums for the respective groups of transactions. These multiples were applied to T R Financial's financial information as of and for the 12-months ended March 31, 1998. Based upon the median multiples for Nationwide Transactions, Sandler O'Neill derived an imputed range of values per share of T R Financial Common Stock of $32.58 to $57.40. Based upon the median multiples for Mid-Atlantic Transactions, Sandler O'Neill derived an imputed range of values per share of T R Financial Common Stock of $27.65 to $61.08. Based upon the median multiples for Large Nationwide Transactions, Sandler O'Neill derived an imputed range of values per share of T R Financial Common Stock of $36.22 to $61.17.

     No company involved in the transactions included in the above analysis is identical to Roslyn or T R Financial and no transaction included in the above analysis is identical to the Merger. Accordingly, an analysis of the results of the foregoing analysis is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of Roslyn and T R Financial and the companies to which they are being compared.

     DISCOUNTED DIVIDEND STREAM AND TERMINAL VALUE ANALYSIS. Sandler O'Neill also performed an analysis which estimated the future stream of after-tax dividend flows of T R Financial through the year 2002 under various circumstances, assuming T R Financial performed in accordance with the earnings forecasts of its management and certain variations thereof. To approximate the terminal value of T R Financial Common Stock at December 31, 2002, Sandler O'Neill applied price to earnings multiples ranging from 12x to 32x and applied multiples of tangible book value ranging from 150% to 400%. The dividend income streams and terminal values were then discounted to present values using different discount rates (ranging from 9% to 14%) chosen to reflect different assumptions regarding required rates of return of holders or prospective buyers of T R Financial Common Stock. This analysis, assuming the current dividend payout ratio and management's earnings forecasts, indicated an imputed range of values per share of T R Financial Common Stock of between $26.49 and $79.82 when applying the price to earnings multiples, and an imputed range of values per share of T R Financial Common Stock of between $20.11 and $58.78 when applying multiples of tangible book value. In connection with its analysis, Sandler O'Neill used sensitivity analyses to consider the effects changes in the underlying assumptions (including variations with respect to the growth rate of assets, net interest spread, non-interest income, non-interest expenses and dividend payout ratio) would have on the resulting present value, and discussed these changes with the Roslyn Board. Sandler O'Neill noted that the discounted dividend stream and terminal value analysis is a widely used valuation methodology, but the results of such methodology are highly dependent upon the numerous assumptions that must be made, and the results thereof are not necessarily indicative of actual values or actual future results.

     PRO FORMA MERGER ANALYSIS. Sandler O'Neill analyzed certain potential pro forma effects of the Merger on Roslyn, based upon an Exchange Ratio of 2.05, Roslyn's and T R Financial's current and projected income statements and balance sheets, and assumptions regarding the economic environment, accounting and tax treatment of the Merger, charges associated with the Merger, operating efficiencies and other adjustments discussed with the senior managements of Roslyn and T R Financial. This analysis indicated that the Merger would be approximately 7.6% accretive to Roslyn's projected 1999 earnings per share (calculated on a generally accepted accounting principles ("GAAP") basis) and increasingly accretive to projected GAAP earnings per share in each of the four years analyzed thereafter and approximately 24.0% dilutive to Roslyn's projected December 31, 1998 tangible book value per share. The actual results achieved by Roslyn may vary from projected results and the variations may be material.

     CONTRIBUTION ANALYSIS. Sandler O'Neill reviewed the relative contributions to, among other things, total assets, total net loans, total deposits, total borrowings, total tangible equity and LTM net income to be made by Roslyn and T R Financial to the combined institution based on data at and for the 12-months ended

March 31, 1998. This analysis indicated that T R Financial's implied contribution was 51.9% of total assets, 66.6% of total net loans, 51.5% of total deposits, 61.0% of total borrowings, 28.5% of total tangible equity and 45.3% of LTM net income. Based upon an Exchange Ratio of 2.05, holders of T R Financial Common Stock would own approximately 48.4% of the outstanding shares of the combined institution.

     In connection with rendering its May 25, 1998 opinion, Sandler O'Neill reviewed, among other things: (i) the Merger Agreement and exhibits thereto;
(ii) the Merger Stock Option Agreements; (iii) certain publicly available financial statements of Roslyn and other historical financial information provided by Roslyn that it deemed relevant; (iv) certain publicly available financial statements of T R Financial and other historical financial information provided by T R Financial that it deemed relevant; (v) certain financial analyses and forecasts of Roslyn prepared by and reviewed with management of Roslyn and the views of senior management of Roslyn regarding Roslyn's past and current business, operations, results thereof, financial condition and future prospects; (vi) certain financial analyses and forecasts of T R Financial prepared by and reviewed with management of T R Financial and the views of senior management of T R Financial regarding T R Financial's past and current business, operations, results thereof, financial condition and future prospects;
(vii) the pro forma impact of the Merger on Roslyn; (viii) the publicly reported historical price and trading activity for Roslyn Common Stock and T R Financial Common Stock, including a comparison of certain financial and stock market information for Roslyn and T R Financial with similar publicly available information for certain other companies the securities of which are publicly traded; (ix) the financial terms of recent business combinations in the savings institution industry, to the extent publicly available; (x) the current market environment generally and the banking environment in particular; and (xi) such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O'Neill considered relevant.

     In connection with rendering the Sandler O'Neill Fairness Opinion, Sandler O'Neill confirmed the appropriateness of its reliance on the analyses used to render its May 25, 1998 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

     In performing its reviews and analyses, Sandler O'Neill assumed and relied upon, without independent verification, the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with it, and Sandler O'Neill does not assume any responsibility or liability therefor. Sandler O'Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Roslyn or T R Financial or any of their subsidiaries, or the collectibility of any such assets, nor was it furnished with any such evaluations or appraisals (relying, where relevant, on the analyses and estimates of Roslyn and T R Financial). Sandler O'Neill is not an expert in the evaluation of allowances for loan losses and it has not made an independent evaluation of the adequacy of the allowance for loan losses of Roslyn or T R Financial, nor has it reviewed any individual credit files relating to Roslyn or T R Financial. With Roslyn's consent, Sandler O'Neill has assumed that the respective aggregate allowances for loan losses for both Roslyn and T R Financial are adequate to cover such losses and will be adequate on a pro forma basis for the combined entity. In addition, Sandler O'Neill has not conducted any physical inspection of the properties or facilities of Roslyn or T R Financial. With respect to all financial information and projections reviewed with each company's management, Sandler O'Neill assumed, with Roslyn's consent, that they had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of the respective future financial performances of Roslyn and T R Financial and that such performances will be achieved. Sandler O'Neill expressed no opinion as to such financial projections or the assumptions on which they were based.

     Sandler O'Neill's opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, the date of such opinion. Sandler O'Neill assumed, in all respects material to its analysis, that all of the representations and warranties contained in the Merger Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements and that the conditions precedent in the Merger Agreement are not waived. Sandler O'Neill also assumed, with Roslyn's consent, that there has been no material change in Roslyn's and T R Financial's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to them, that the Merger will be accounted for as a pooling of interests, that Roslyn and T R Financial will remain as going concerns for all periods relevant to its analyses and that the Merger will qualify as a tax-free reorganization for federal income tax purposes.

     Under the Sandler O'Neill Agreement, Roslyn will pay Sandler O'Neill a transaction fee in connection with the Merger, a substantial portion of which is contingent upon the consummation of the Merger. Under the terms of the Sandler O'Neill Agreement, Roslyn has agreed to pay Sandler O'Neill a transaction fee equal to 0.75% of the aggregate transaction value, or approximately $5.1 million, based upon the closing price of Roslyn Common Stock on November 13, 1998, of which approximately $2.1 million has been paid and the remainder of which is payable upon closing of the transaction. Sandler O'Neill has also received a fee of $250,000 for rendering its fairness opinion, which will be credited against that portion of the transaction fee payable at closing. Roslyn has also agreed to reimburse Sandler O'Neill for its reasonable out-of-pocket expenses incurred in connection with its engagement and to indemnify Sandler O'Neill and its affiliates and their respective partners, directors, officers, employees, agents and controlling persons against certain expenses and liabilities, including liabilities under securities laws. It is expected that Sandler O'Neill and Goldman Sachs will act as underwriters or placement agents in connection with the offering of certain shares of treasury stock of Roslyn or T R Financial to be reissued in connection with the Merger and, in connection therewith, will be compensated for such services in an amount to be negotiated and will be indemnified by the issuer (and following the Merger, by Roslyn) against certain liabilities, including liabilities under securities laws.

     Sandler O'Neill has in the past provided and may in the future provide other investment banking services to Roslyn and has received and will receive compensation for such services. During the two years prior to the date of this Joint Proxy Statement/Prospectus, Sandler O'Neill received fees and expense reimbursements from Roslyn aggregating approximately $7.5 million, all of which related to Roslyn Savings' mutual to stock conversion. In the ordinary course of its business, Sandler O'Neill may actively trade the equity securities of Roslyn and T R Financial and their respective affiliates for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities.

RECOMMENDATION OF THE T R FINANCIAL BOARD; T R FINANCIAL'S REASONS FOR THE
MERGER

     The T R Financial Board has unanimously approved the Merger Agreement and has determined that the terms of the Merger Agreement and the transactions contemplated thereby are fair to, and in the best interests of, T R Financial and its stockholders, in part because the Merger Agreement includes safeguards that will allow T R Financial to terminate the Merger Agreement if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement. Approval of the Merger Agreement by the T R Financial stockholders at the T R Financial Meeting will confer on the T R Financial Board the power, consistent with its fiduciary duties, to determine, if the price of Roslyn Common Stock as of the Valuation Date is below certain levels established in the Merger Agreement, in the alternative, (i) whether to consummate the Merger notwithstanding the right to terminate the Merger Agreement, or
(ii) whether to terminate the Merger Agreement, in either case without any further action by, or resolicitation of the votes of, the stockholders of T R Financial. In such a situation, the T R Financial Board, consistent with its fiduciary duties, will consider all relevant facts and circumstances that exist at such time, including, without limitation, the advice of its legal and financial advisors, to determine whether or not to exercise its termination rights under the Merger Agreement. Accordingly, the T R Financial Board unanimously recommends that stockholders of T R Financial vote FOR the approval and adoption of the Merger Agreement. The T R Financial Board believes that the Merger will enable the stockholders of T R Financial to realize significant value on a tax-free basis. For a discussion of T R Financial's present intention with respect to its right to terminate the Merger Agreement under such conditions, see "--Price-Based Termination."

     In reaching its determination that the terms of the Merger Agreement and the transactions contemplated thereby are fair to and in the best interests of T R Financial and its stockholders, the T R Financial Board considered during the course of its strategic deliberations a number of factors, both from a short-term and a long-term perspective, including, without limitation, the following (which are all the material factors that the T R Financial Board considered):

     (i) the T R Financial Board's familiarity with and review of T R Financial's business, results of operations, financial condition, competitive position and prospects, the nature of the industry in which T R Financial operates, both on a historical and prospective basis, and the potential growth, development, productivity and profitability of T R Financial;

     (ii) the current and prospective environment in which T R Financial operates, including national and local economic conditions, the competitive environment for thrifts and other financial institutions generally, the trend toward consolidation in the financial services industry and in the thrift industry and the likely effect of the foregoing factors on T R Financial's potential growth, development, productivity and profitability;

     (iii) the T R Financial Board's review, based in part on presentations by T R Financial's management and advisors, of Roslyn's business, financial condition, results of operations and management, and the performance of Roslyn Common Stock on both a historical and prospective basis, the strategic fit between the parties, the enhanced opportunities for operating efficiencies that could result from the Merger, which were estimated to exceed 43% of non-interest expense, and the respective contributions that each of the parties would bring to a combined institution with respect to market capitalization, balance sheet, last twelve months' net income, estimated 1998 net income and estimated 1999 net income;

     (iv) the T R Financial Board's review of the historical and prospective market prices of T R Financial Common Stock compared to the Merger Consideration, and the expectation of the T R Financial Board that the Merger will provide holders of T R Financial Common Stock with the opportunity to receive a premium over the historical trading prices for their shares and that the receipt of Roslyn Common Stock by the T R Financial stockholders in the Merger would be on a tax-free basis for federal income tax purposes (except with respect to cash received in lieu of fractional shares);

     (v) a comparison of the consideration to be paid to T R Financial's stockholders compared to that paid in other comparable thrift mergers;

     (vi) the T R Financial Board's review with its legal and financial advisors of alternatives to the Merger, including its review of and negotiations over the proposal made by the Other Institution and the possibility of remaining independent and growing internally;

     (vii) the T R Financial Board's belief that Roslyn has a strong financial and capital position and that Roslyn Common Stock to be received by T R Financial's stockholders presents a high long-term intrinsic value, substantial capacity for future growth and considerable potential for long-term strategic value to such stockholders;

     (viii) the presentation by Goldman Sachs and the written opinion of Goldman Sachs that the consideration to be received by T R Financial's stockholders is fair from a financial point of view to such stockholders. See "--Opinion of T R Financial's Financial Advisor;"

     (ix) the significant similarity between and the compatibility of Roslyn's and T R Financial's business lines, cultures and management philosophies and their commitments to the communities and customers they each serve and to their respective employees;

     (x) the expectation that the combined institution will continue to provide quality service to the communities and customers served by T R Financial;

     (xi) the review by the T R Financial Board with its legal and financial advisors of the terms and conditions of the Merger Agreement, including the Exchange Ratio, the ability of T R Financial to terminate the Merger Agreement under certain circumstances if the value of Roslyn Common Stock declines (see "--Price-Based Termination"), the obligation of Roslyn to appoint four members of the T R Financial Board to the Roslyn Board and to create an advisory board for the remaining T R Financial Board members to advise Roslyn with respect to deposit and lending activities in T R Financial's former market area and to maintain and develop customer relationships and the interests of certain other persons in the Merger (see "--Interests of Certain Persons in the Merger"); and

     (xii) the review by the T R Financial Board with its legal and financial advisors of the terms and conditions of the T R Financial Merger Stock Option Agreement, the Roslyn Merger Stock Option Agreement and the other documents executed in connection with the Merger Agreement.

     In view of the wide variety of material factors considered in connection with its evaluation of the Merger, the T R Financial Board did not find it practical to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its determination.

     The T R Financial Board believes that the terms of the Merger Agreement are fair to and in the best interests of T R Financial and its stockholders. ACCORDINGLY, THE T R FINANCIAL BOARD UNANIMOUSLY RECOMMENDS THAT T R FINANCIAL'S STOCKHOLDERS VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY.

OPINION OF T R FINANCIAL'S FINANCIAL ADVISOR

     Goldman Sachs was retained by T R Financial on May 22, 1998, to act as T R Financial's financial advisor in connection with the Merger. Representatives of Goldman Sachs participated in the meeting of the T R Financial Board held on May 25, 1998, at which the T R Financial Board approved the Merger Agreement. AT THAT MEETING, GOLDMAN SACHS RENDERED ITS OPINION TO THE EFFECT THAT, AS OF THE DATE THEREOF, THE EXCHANGE RATIO WAS FAIR TO THE HOLDERS OF T R FINANCIAL COMMON STOCK FROM A FINANCIAL POINT OF VIEW. GOLDMAN SACHS RECONFIRMED ITS OPINION DATED AS OF MAY 25, 1998 BY DELIVERING A WRITTEN OPINION TO THE T R FINANCIAL BOARD DATED THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS (THE "GOLDMAN SACHS OPINION").

     THE FULL TEXT OF THE GOLDMAN SACHS OPINION, DATED THE DATE OF THIS JOINT PROXY STATEMENT/PROSPECTUS, WHICH SETS FORTH THE ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX E TO THIS JOINT PROXY STATEMENT/PROSPECTUS AND IS INCORPORATED HEREIN BY REFERENCE. THE GOLDMAN SACHS OPINION, WHICH WAS PROVIDED TO THE T R FINANCIAL BOARD FOR ITS INFORMATION, IS DIRECTED ONLY TO THE FAIRNESS OF THE

EXCHANGE RATIO TO THE HOLDERS OF T R FINANCIAL COMMON STOCK FROM A FINANCIAL POINT OF VIEW AND DOES NOT CONSTITUTE A RECOMMENDATION TO ANY T R FINANCIAL STOCKHOLDER AS TO HOW SUCH STOCKHOLDER SHOULD VOTE AT THE T R FINANCIAL MEETING WITH RESPECT TO THE MERGER AGREEMENT OR ANY OTHER MATTER RELATED THERETO. THE DESCRIPTION OF THE GOLDMAN SACHS OPINION SET FORTH HEREIN IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX E. T R FINANCIAL STOCKHOLDERS ARE URGED TO READ THE GOLDMAN SACHS OPINION IN ITS ENTIRETY.

     Notwithstanding the Goldman Sachs Opinion to the effect that, as of the date of this Joint Proxy Statement/Prospectus, the Exchange Ratio was fair, from a financial point of view, to the holders of T R Financial Common Stock, T R Financial may exercise its right to terminate the Merger Agreement pursuant to the termination provisions of the Merger Agreement if the Absolute Termination Condition, the Relative Termination Condition or both are applicable on the Valuation Date. T R Financial may exercise such right even if (i) the price of Roslyn Common Stock on the Valuation Date is equal to or greater than the price of Roslyn Common Stock on the date of this Joint Proxy Statement/Prospectus,
(ii) the Roslyn Market Value on the Valuation Date is equal to or greater than the price of Roslyn Common Stock on the date of this Joint Proxy Statement/Prospectus, (iii) the Exchange Ratio on the Valuation Date is fair, from a financial point of view, to the holders of T R Financial Common Stock and/or (iv) the stockholders of T R Financial approve the Merger Agreement at the T R Financial Meeting. See "--Price-Based Termination."

     Goldman Sachs is an internationally recognized investment banking and advisory firm and, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with T R Financial, having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Merger Agreement. Goldman Sachs is a full service securities firm and, in the course of its trading activities, may from time to time effect transactions, for its own account or the account of customers, and hold positions in securities or options of T R Financial and Roslyn.

     In connection with rendering the Goldman Sachs Opinion, Goldman Sachs, among other things: (i) reviewed the Merger Agreement; (ii) reviewed Annual Reports to Stockholders and Annual Reports on Form 10-K of T R Financial and Roslyn for the five years and two years ended December 31, 1997, respectively, audited financial statements of Roslyn for the three years ended December 31, 1995, and the Registration Statement on Form S-1 relating to Roslyn Savings' Plan of Conversion in 1996, as well as certain interim reports to stockholders and Quarterly Reports on Form 10-Q of T R Financial and Roslyn and certain other communications from T R Financial and Roslyn to their respective stockholders;
(iii) reviewed certain internal financial analyses and forecasts for T R Financial and Roslyn prepared by their respective managements, including forecasts of certain net cost savings and revenue enhancements expected to be achieved as a result of the Merger ("Synergies"); (iv) held discussions with members of the senior management of T R Financial and Roslyn regarding the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of their respective companies; (v) reviewed the reported price and trading activity for T R Financial Common Stock and Roslyn Common Stock; (vi) compared certain financial and stock market information for T R Financial and Roslyn with similar information for certain other companies, the securities of which are publicly traded; (vii) reviewed the financial terms of certain recent business combinations in the thrift industry; and (viii) performed such other studies and analyses as it considered appropriate.

     As set forth in the Goldman Sachs Opinion, Goldman Sachs relied upon the accuracy and completeness of all of the financial and other information reviewed by it and assumed such accuracy and completeness for purposes of rendering the Goldman Sachs Opinion. In that regard, Goldman Sachs assumed, with T R Financial's consent, that the financial forecasts, including, without limitation, the Synergies and projections, had been reasonably prepared on a basis reflecting the best then available judgments and estimates of T R Financial and Roslyn and that such forecasts will be realized in the amounts and at the times contemplated thereby. Goldman Sachs is not an expert in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowance for losses with respect thereto and assumed, with T R Financial's consent, that such allowances for each of T R Financial and Roslyn are in the aggregate adequate to cover all such losses. In addition, Goldman Sachs did not review individual credit files nor did it make an independent evaluation or appraisal of the assets and liabilities of T R Financial or Roslyn or any of their respective subsidiaries and had not been furnished with any such evaluation or appraisal. The Goldman Sachs Opinion as to the fairness of the Exchange Ratio addressed the ownership position in the combined company to be received by the holders of T R Financial Common Stock and did not address the future trading or acquisition value for the stock of the combined company.

     The advisory services provided by Goldman Sachs, including the Goldman Sachs Opinion to the effect that, as of the date of this Joint Proxy Statement/Prospectus, the Exchange Ratio was fair to the holders of T R Financial Common Stock from a financial point of view, were for the information and assistance of the T R Financial Board in connection with its consideration of the Merger and do not constitute a recommendation as to how any T R Financial stockholder should vote with respect to the Merger Agreement.

     The following does not purport to be a complete description of the analyses performed by Goldman Sachs but describes each of the material financial analyses considered thereby in connection with arriving at its opinion dated as of May 25, 1998.

     SUMMARY OF TERMS OF PROPOSED TRANSACTION. Goldman Sachs reviewed the terms of the proposed Merger, including the expected method of accounting, the Exchange Ratio, the share price of T R Financial as of May 22, 1998, the resulting indicated value per share of T R Financial Common Stock (the "Indicated Value") of the Merger and the resulting indicated aggregate consideration (the "Indicated Aggregate Consideration") to be paid in the Merger. The proposed method of accounting for the Merger was a pooling-of-interests in a tax-free exchange. The Indicated Value was $56.63 per share of T R Financial Common Stock, determined by multiplying the Exchange Ratio by the closing price of Roslyn Common Stock as reported on the Nasdaq National Market on May 22, 1998. The Indicated Aggregate Consideration to be paid in the Merger was $1.08 billion based on 19.4 million fully diluted shares outstanding (utilizing the treasury stock method at the Indicated Value).

     The analysis noted that the Indicated Value constituted: (i) a premium over the market price of T R Financial Common Stock on May 22, 1998 of 46.6%, (ii) a multiple of 33.2x T R Financial's earnings per share ("EPS") for the 12-months ended March 31, 1998 (excluding gains on sales), (iii) a multiple of 32.3x T R Financial management estimates of T R Financial's 1998 EPS on a GAAP basis ("GAAP EPS"), (iv) a multiple of 28.8x T R Financial management estimates of T R Financial's 1999 GAAP EPS, (v) a multiple of 25.9x T R Financial management estimates of T R Financial's 1998 cash EPS (GAAP EPS excluding amortization of goodwill and certain other non-cash items, including non-cash T R Financial ESOP-related charges) ("Cash EPS") and (vi) a multiple of 23.0x T R Financial management estimates of T R Financial's 1999 Cash EPS. In addition, the Indicated Value reflected a multiple of 4.38x T R Financial's tangible book value per fully diluted share based on a March 31, 1998 tangible book value of $246 million. The Indicated Aggregate Consideration represented a deposit premium of 39.0%.

     SELECTED TRANSACTION ANALYSIS. Goldman Sachs reviewed certain information relating to 20 selected thrift acquisitions since January 1996 and prior to May 22, 1998 in which the aggregate consideration paid was in excess of $500 million (the "Selected Thrift Acquisitions"). Goldman Sachs divided the Selected Thrift Acquisitions according to the year in which each respective acquisition was announced. The Selected Thrift Acquisitions consist of: Astoria Financial Corp./Long Island Bancorp, Inc., Washington Mutual, Inc./H.F. Ahmanson & Co., Commercial Federal/First Colorado Bancorp, Fifth Third Bancorp/CitiFed Bancorp and Fifth Third Bancorp/State Savings Co. in 1998; Peoples Heritage Financial/CFX Corp., North

Fork Bancorporation, Inc./New York Bancorp, Inc., H.F. Ahmanson & Co./Coast Savings Financial, Star Banc Corp./Great Financial Corp., Charter One Financial, Inc./RCSB Financial, Inc., Associated Banc Corp./First Financial Corp., Marshall & Ilsley/Security Capital Corp., Washington Mutual, Inc./Great Western Financial Corporation and Summit Bancorp/Collective Bancorp in 1997; and Mercantile Bancorp/Roosevelt Financial, ABN AMRO Holding/Standard Federal Bank, HBSC Holdings Plc/First FSLA-Rochester, MacAndrews & Forbes/Cal Fed Bancorp, Washington Mutual, Inc./Keystone Holdings and Union Planters Corp./Leader Financial Corp. in 1996. Such analysis indicated that the median multiples of consideration paid to book value, tangible book value and to the latest 12-months' EPS for the 1998, 1997 and 1996 Selected Thrift Acquisitions were 3.3,
2.2 and 1.8 times, 3.3, 2.3 and 1.8 times and 27.1, 25.3 and 12.9 times, respectively, compared to a multiple of price to book value of T R Financial of 4.38x, a multiple of price to tangible book value of T R Financial of 4.38x and a multiple of price to T R Financial's EPS for the 12-month period ended March 31, 1998 of 33.2x (excluding gains on sales). Goldman Sachs also performed similar analyses of thrift acquisitions in the Northeast region during the same period, including all acquisitions involving consideration in excess of $50 million.

     OVERVIEW OF STOCK PRICE AND OPERATING PERFORMANCE. Goldman Sachs presented an overview of T R Financial and Roslyn which included a comparison of historical profitability and stock price performance data for T R Financial and Roslyn to corresponding data for the members of a peer group comprised of the following eight financial institutions: GreenPoint Financial Corp., Dime Bancorp, Inc., Astoria Financial Corp., North Fork Bancorporation, Inc., Independence Community Bank Corp., Staten Island Bancorp, Inc., ALBANK Financial Corporation and JSB Financial, Inc., including, among other things: (i) market capitalization; (ii) current stock price as a percentage of 52-week high closing stock price; (iii) price to 1998 and 1999 estimated EPS; (iv) five year annual stock price performance and weekly performance from January 17, 1997 through May 15, 1998; (v) price to book and tangible book value; and (vi) dividend yield. The operating data comparison included, among other things, return on assets, return on equity, net interest margin and other performance measures.

     CONTRIBUTION ANALYSIS. Goldman Sachs analyzed certain historical and estimated financial information for T R Financial and Roslyn and the pro forma combined entity resulting from the Merger. This analysis indicated, among other things, that T R Financial and Roslyn would contribute: 48% and 52%, respectively, to the pro forma combined market capitalization (as of May 22, 1998), after taking into account the treatment of T R Financial ESOP shares and T R Financial Options. Goldman Sachs compared this relative contribution to market capitalization to other financial indicators. The resulting analysis indicated that T R Financial and Roslyn would contribute 28% and 72%, respectively, to the pro forma combined tangible common equity; 45% and 55%, respectively, to the pro forma combined net income calculated on a GAAP basis ("GAAP Net Income") for the 12-month period ended March 31, 1998; 45% and 55%, respectively, to the pro forma combined cash net income (GAAP Net Income excluding amortization of goodwill and certain other non-cash items, including non-cash ESOP-related charges) ("Cash Net Income") for the 12-month period ended March 31, 1998; 42% and 58%, respectively, to the estimated 1998 pro forma combined GAAP Net Income; 45% and 55%, respectively, to the estimated 1998 pro forma combined 1998 Cash Net Income; 44% and 56%, respectively, to the estimated 1999 pro forma combined GAAP Net Income; and 46% and 54%, respectively, to the estimated 1999 pro forma combined 1999 Cash Net Income. In calculating the pro forma combined GAAP Net Income and Cash Net Income amounts, Goldman Sachs utilized estimates prepared by Roslyn management and adjusted such estimates to take account of realized gains and losses during the relevant periods.

     PRO FORMA ANALYSIS. Based on projections provided by T R Financial and Roslyn, Goldman Sachs analyzed the pro forma per share impact of the Merger on a variety of measures including, among other things, multiples of EPS, cash earnings per share, and tangible book value per share, relative to the expected pro forma combined result and relative to T R Financial on a stand-alone basis. The pro forma share price at closing for T R Financial Common Stock was based upon the closing price on May 22, 1998. Pro forma share prices at closing for Roslyn Common Stock were assumed at various levels, including levels above and below the May 22, 1998 closing price. The analysis was based on the assumption that the combined companies would realize the projected Synergies within time periods specified by T R Financial and Roslyn, although actual results achieved by the combined company may vary materially from projected results.

     The analysis performed indicated that, on a per share basis, the transaction would be accretive to T R Financial's estimated 1998, 1999 and 2000 EPS by 33.6%, 38.9% and 28.3%, respectively, calculated on a GAAP basis, and by 14.8%, 20.6% and 14.4%, respectively, calculated on a cash basis. The analysis further indicated that the Merger would be accretive to stated and tangible book value by 56.9% and 56.3%, respectively. These analyses assumed management's cost savings estimates would be achieved and would phase in 50% in year one and 100% thereafter. The analysis also indicated that the transaction would be dilutive to T R Financial's dividends per share by 3.2%.

     The summary set forth above does not purport to be a complete description of the analyses performed by Goldman Sachs but describes each of the material financial analyses considered thereby in connection with arriving at its opinion dated as of May 25, 1998. In connection with its opinion dated as of the date of this Joint Proxy Statement/Prospectus, Goldman Sachs confirmed the appropriateness of its reliance on the analyses used to render its May 25, 1998 opinion by performing procedures to update certain of such analyses and by reviewing the assumptions upon which such analyses were based and the factors considered in connection therewith.

     The following describes each of the material financial analyses resulting from such procedures and review and considered by Goldman Sachs in connection with arriving at the updated Goldman Sachs Opinion, which was rendered to the T R Financial Board at its meeting held on November 16, 1998, but does not purport to be a complete description of the analyses performed by Goldman Sachs.

     SUMMARY OF TERMS OF PROPOSED TRANSACTION. Goldman Sachs reviewed the terms of the proposed Merger as of November 16, 1998, as compared to those as of May 22, 1998, including the expected method of accounting, the Exchange Ratio, the share price of T R Financial as of November 13, 1998, the resulting Indicated Value per share of T R Financial Common Stock of the Merger as of November 13, 1998 and the resulting Indicated Aggregate Consideration to be paid in the Merger as of such date. The Indicated Value was $35.88 per share of T R Financial Common Stock, determined by multiplying the Exchange Ratio by the closing price of Roslyn Common Stock as reported on the Nasdaq National Market on November 13, 1998. The Indicated Aggregate Consideration to be paid in the Merger was $677 million based on 18.9 million fully diluted shares outstanding (utilizing the treasury stock method at the Indicated Value).

     The analysis noted that such Indicated Value constituted: (i) a premium over the market price of T R Financial Common Stock on November 13, 1998 of 15.3% and a negative premium to the May 22, 1998 market price of (7.1)%, (ii) a multiple of 19.3x T R Financial's EPS for the 12-months ended September 30, 1998 (excluding gains on sales), (iii) a multiple of 18.7x T R Financial management estimates of T R Financial's 1998 GAAP EPS, (iv) a multiple of 18.6x T R Financial management estimates of T R Financial's 1999 GAAP EPS, (v) a multiple of 15.4x T R Financial management estimates of T R Financial's 1998 Cash EPS and
(vi) a multiple of 15.9x T R Financial management estimates of T R Financial's 1999 Cash EPS. In addition, such Indicated Value reflected a multiple of 2.54x T R Financial's tangible book value per fully diluted share based on a September 30, 1998 tangible book value of $266 million, and a multiple of 2.71x T R Financial's adjusted book value per fully diluted share based on a September 30, 1998 adjusted book value of $240 million. The Indicated Aggregate Consideration represented a deposit premium of 18.6%.

     SELECTED TRANSACTION ANALYSIS. Goldman Sachs reviewed certain information relating to 23 selected thrift acquisitions since January 1998 and prior to November 16, 1998 in which the aggregate consideration paid was in excess of $100 million (the "Selected Recent Thrift Acquisitions"). The Selected Recent Thrift Acquisitions consist of: Centura Banks, Inc./First Coastal Bankshares; Fifth Third Bancorp/Enterprise

Federal Bancorp; FBOP Corporation/Calumet Bancorp, Inc.; Astoria Financial Corp./Long Island Bancorp, Inc.; Washington Mutual, Inc./H.F. Ahmanson & Co.; Commercial Federal/First Colorado Bancorp; Fifth Third Bancorp/CitiFed Bancorp, Inc.; Fifth Third Bancorp/State Savings Co.; Peoples Heritage Financial/SIS Bancorp, Inc.; Sovereign Bancorp/Peoples Bancorp, Inc; Richmond County Financial Corp./Bayonne Bancshares, Inc.; First Source Bancorp/Pulse Bancorp; Summit Bancorp/NSS Bancorp; Charter One Financial/ALBANK Financial Corporation; State Financial Services Corp./ Home Bancorp of Elgin; Republic Security/First Palm Beach Bancorp; First Charter Corp./HFNC Financial Corp.; Second Bancorp, Inc./ Trumbull Financial Corp.; FirstMerit Corp./ Security First Corp.; HUBCO, Inc./Dime Financial Corp.; HUBCO, Inc./IBS Financial Corp.; BB&T Corp./Maryland Federal Bancorp; and FirstFederal Financial Services/First Shenango Bancorp. Such analysis indicated that the median multiples of consideration paid to tangible book value, adjusted book value, latest 12-months' EPS, 1998 estimated EPS and 1999 estimated EPS for the pending Selected Recent Thrift Acquisitions (as of their announcement, adjusted to reflect the respective buyer's stock price as of November 13, 1998) and for all announced Selected Recent Thrift Acquisitions (as of their announcement) were 2.18, 2.47, 22.8, 22.3 and 20.4 times and 2.63, 3.47, 27.2, 28.0 and 24.7 times, respectively, compared to a multiple of price to tangible book value of T R Financial of 2.54x, a multiple of price to adjusted book value of T R Financial of 2.71x, a multiple of price to T R Financial's EPS for the 12-month period ended September 30, 1998 of 19.3x (excluding gains on sales), a multiple of price to T R Financial's 1998 GAAP EPS of 18.7x and a multiple of price to T R Financial's 1999 GAAP EPS of 18.6x. Such analysis also indicated that the median premium over market price and deposit premium for the pending Selected Recent Thrift Acquisitions (as of their announcement, adjusted to reflect the respective buyer's stock price as of November 13, 1998) and for all announced Selected Recent Thrift Acquisitions (as of their announcement) were (0.3)% (for transactions announced prior to the August market correction) and 14.4%, and 24.0% and 23.4%, respectively, compared to a negative premium to the market price of T R Financial Common Stock on May 22, 1998 of (7.1)% and a deposit premium for T R Financial of 18.6% as of November 13, 1998.

     OVERVIEW OF STOCK PRICE AND OPERATING PERFORMANCE. Goldman Sachs presented an overview of T R Financial and Roslyn which included a comparison of historical profitability and stock price performance data for T R Financial and Roslyn to corresponding data for the members of a peer group comprised of the following eight financial institutions: GreenPoint Financial Corp.; Dime Bancorp, Inc.; Astoria Financial Corp.; North Fork Bancorporation, Inc.; Independence Community Bank Corp.; Staten Island Bancorp, Inc.; JSB Financial, Inc.; and Richmond County Financial Corp.; including, among other things: (i) market capitalization; (ii) price change since May 22, 1998; (iii) price to 1998 and 1999 estimated EPS; (iv) price to tangible and adjusted book values; and (v) dividend yield.

     CONTRIBUTION ANALYSIS. Goldman Sachs analyzed certain historical and estimated financial information for T R Financial and Roslyn and the pro forma combined entity resulting from the Merger. This analysis indicated, among other things, that T R Financial and Roslyn would contribute 44% and 56%, respectively, to the pro forma combined market capitalization (as of November 13, 1998), after taking into account the treatment of T R Financial ESOP shares and T R Financial Options. Goldman Sachs compared this relative contribution to market capitalization to other financial indicators. The resulting analysis indicated that T R Financial and Roslyn would contribute 31% and 69%, respectively, to the pro forma combined tangible common equity (using balance sheet data as of September 30, 1998); 45% and 55%, respectively, to the pro forma combined GAAP Net Income for the 12-month period ended September 30, 1998; 45% and 55%, respectively, to the pro forma combined Cash Net Income for the 12-month period ended September 30, 1998; 45% and 55%, respectively, to the estimated 1998 pro forma combined GAAP Net Income; 45% and 55%, respectively, to the estimated 1998 pro forma combined 1998 Cash Net Income; 41% and 59%, respectively, to the estimated 1999 pro forma combined GAAP Net Income; and 44% and 56%, respectively, to the estimated 1999 pro forma combined 1999 Cash Net Income. In calculating the pro forma combined GAAP Net Income and Cash Net Income amounts, Goldman Sachs utilized estimates prepared by Roslyn management and adjusted such estimates to take account of realized gains and losses during the relevant periods.

     PRO FORMA ANALYSIS. Based on projections provided by T R Financial and Roslyn, Goldman Sachs analyzed the pro forma per share impact of the Merger on a variety of measures including, among other things, multiples of EPS, cash earnings per share and stated and tangible book value per share, relative to the expected pro forma combined result and relative to T R Financial on a stand-alone basis. The pro forma share prices at closing for T R Financial Common Stock and Roslyn Common Stock were based upon the respective closing prices on November 13, 1998. The analysis was based on the assumption that the combined companies would realize the projected Synergies within time periods specified by T R Financial and Roslyn, although actual results achieved by the combined company may vary materially from projected results.

     The analysis performed indicated that, on a per share basis, the transaction would be accretive to T R Financial's estimated 1999 and 2000 EPS by 35.3% and 32.0%, respectively, calculated on a GAAP basis, and by 18.5% and 14.8%, respectively, calculated on a cash basis. The analysis further indicated that the Merger would be accretive to stated and tangible book value by 40.8% and 40.4%, respectively. These analyses assumed management's cost savings estimates would be achieved and would phase in 50% in year one and 100% thereafter.

     DISCOUNTED CASH FLOW ANALYSIS. Goldman Sachs performed a discounted cash flow analysis for T R Financial using management estimates. In performing its analysis, Goldman Sachs used forward EPS terminal multiples ranging from 12x to 20x, discount rates ranging from 12.5% to 17.5%, an assumed dividend growth rate of $0.08 per year and an assumed exit date of December 31, 2001. Based on this methodology, Goldman Sachs calculated implied share values for T R Financial Common Stock ranging from $21.99 to $40.20.

     The summary set forth above does not purport to be a complete description of the analyses performed by Goldman Sachs but describes each of the material financial analyses considered thereby in connection with arriving at the Goldman Sachs Opinion.

     The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or a summary description. Goldman Sachs believes that its analyses must be considered as a whole and that selecting portions of its analyses without considering all factors and analyses would create an incomplete view of the analyses and processes underlying its opinion. In its analyses, Goldman Sachs relied upon numerous assumptions made by T R Financial and Roslyn with respect to industry performance, general business and economic conditions, and other matters, many of which are beyond the control of T R Financial or Roslyn. Analyses based upon forecasts of future results are not necessarily indicative of actual values, which may be significantly more or less favorable than suggested by such analyses. No company or transaction used as a comparison in the analyses is identical to T R Financial or Roslyn or to the Merger. Additionally, estimates of the value of businesses do not purport to be appraisals or necessarily reflective of the prices at which businesses actually may be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Goldman Sachs prepared the analyses solely for purposes of rendering the Goldman Sachs Opinion regarding the fairness of the Exchange Ratio to T R Financial's stockholders from a financial point of view. The analyses do not purport to be appraisals or necessarily reflect the prices at which Roslyn Common Stock may actually be sold.

     The fairness opinion received by T R Financial is dated as of the date of this Joint Proxy Statement/Prospectus and is based on conditions in effect on the date hereof. Accordingly, such opinion does not address the circumstances that may exist after the date of this Joint Proxy Statement/Prospectus but before the date the Merger is consummated. In the event that T R Financial has the right to terminate the Merger Agreement pursuant to the termination provisions of the Merger Agreement, the T R Financial Board may request another fairness opinion prior to deciding whether to consummate the Merger or to terminate the Merger Agreement. If the T R Financial Board requests another fairness opinion as part of the process of evaluating T R Financial's termination rights and receives or does not receive another fairness opinion, the T R Financial Board will consider the fairness opinion, or the lack thereof, and all other relevant facts and circumstances then existing in determining whether terminating the Merger Agreement is in the best interests of T R Financial and its stockholders.

     For the services of Goldman Sachs as financial advisor to T R Financial in connection with the Merger, T R Financial has agreed to pay Goldman Sachs a cash fee equal to 0.85% of the aggregate consideration paid in the event that at least 50% of the outstanding common stock or at least 50% of the assets (based on the book value thereof) of T R Financial is acquired in one or more transactions, payable upon the consummation of such acquisition. The estimated fee to be paid to Goldman Sachs for its services as financial advisor in connection with the Merger is approximately $5.8 million based upon the closing prices of T R Financial Common Stock and Roslyn Common Stock on November 13, 1998. T R Financial has also agreed to pay Goldman Sachs its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of its counsel, and to indemnify Goldman Sachs against certain liabilities, including certain liabilities arising under the federal securities laws. During the two-year period prior to the date of this Joint Proxy Statement/Prospectus, Goldman Sachs has received aggregate fees of $150,000 from T R Financial.

CERTAIN ESTIMATES OF FUTURE OPERATIONS AND OTHER INFORMATION

     In connection with the evaluation by certain third parties, including Roslyn, of a possible transaction involving T R Financial, T R Financial prepared certain nonpublic estimates reflecting management's views as to the possible future performance of T R Financial over the three fiscal years ending in the year 2000. These estimates were based on assumptions (relating to the interest rate environment, loan portfolio growth, asset growth and deposit growth) which management believed to be reasonable at the time. Management's belief as to the reasonableness of its estimates and of the assumptions underlying such estimates is based upon the use of industry data, management's history of operations of T R Financial and the significant time and resources management devoted to developing such estimates. All of the following estimates exclude gains on sales of investments and non-recurring items.

     The material estimates (collectively, the "T R Financial Estimates") are provided in the following table:

T R FINANCIAL - MAY 1998 ESTIMATES

                                          ------------------------------------
                                             1998         1999         2000
                                          ----------   ----------   ----------
                                                  (Dollars in thousands)

Net Interest Income....................   $101,836     $111,882     $130,421
Non-Interest Income....................      7,200        8,100        9,000
Total Revenues.........................    109,036      119,982      139,421
Pre-Tax Core Income....................     55,814       62,352       76,963
Tangible Common/Tangible Assets........       6.40 %       6.33 %       6.33 %

     Similarly, Roslyn prepared certain nonpublic estimates reflecting management's views as to the possible future performance of Roslyn over the same period. These estimates were based on assumptions which management believed to be reasonable at the time. Management's belief as to the reasonableness of its estimates and of the assumptions underlying such estimates is based upon the use of industry data, management's history of operations of Roslyn and the significant time and resources management devoted to developing such estimates.

     The material estimates (collectively, the "Roslyn Estimates") are provided in the following table:

ROSLYN - MAY 1998 ESTIMATES

                                          ------------------------------------
                                             1998         1999         2000
                                          ----------   ----------   ----------
                                                  (Dollars in thousands)

Net Interest Income...................    $107,833     $116,042     $127,351
Non-Interest Income...................      10,169       10,332       13,101
Total Revenues........................     118,002      126,374      140,452
Pre-Tax Core Income...................      67,245       70,851       78,242
Tangible Common/Tangible Assets.......       14.61 %      13.95 %      13.89 %

     In October 1998, T R Financial and Roslyn provided each other on a confidential basis certain revised management estimates indicating the following revisions:

T R FINANCIAL - OCTOBER 1998 ESTIMATES

                                          ------------------------------------
                                             1998         1999         2000
                                          ----------   ----------   ----------
                                                  (Dollars in thousands)

Net Interest Income...................    $100,710     $101,419     $115,129
Non-Interest Income...................       5,817        6,300        6,900
Total Revenues........................     106,527      107,719      122,029
Pre-Tax Core Income...................      59,857       61,139       70,824
Tangible Common/Tangible Assets.......        6.71 %       6.58 %       6.66 %

ROSLYN - OCTOBER 1998 ESTIMATES

                                          ------------------------------------
                                             1998         1999         2000
                                          ----------   ----------   ----------
                                                  (Dollars in thousands)

Net Interest Income....................   $100,288     $107,106     $115,552
Non-Interest Income....................     14,621       16,847       17,829
Total Revenues.........................    114,909      123,953      133,381
Pre-Tax Core Income....................     68,293       75,577       82,710
Tangible Common/Tangible Assets........      16.06 %      16.84 %      16.11 %

     THE T R FINANCIAL ESTIMATES AND THE ROSLYN ESTIMATES (COLLECTIVELY, THE "ESTIMATES") WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE OR COMPLIANCE WITH PUBLISHED GUIDELINES ESTABLISHED BY THE COMMISSION OR THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS. THE ESTIMATES ARE INCLUDED IN THIS JOINT PROXY STATEMENT/PROSPECTUS SOLELY BECAUSE SUCH INFORMATION WAS PROVIDED TO ROSLYN AND T R FINANCIAL, RESPECTIVELY. NEITHER T R FINANCIAL NOR ROSLYN, NOR EITHER OF THEIR INDEPENDENT AUDITORS, ASSUME ANY RESPONSIBILITY FOR THE ACCURACY OF SUCH INFORMATION. IN ADDITION, BECAUSE THE ESTIMATES ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES

BEYOND EACH COMPANY'S CONTROL, THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE REALIZED; ACTUAL RESULTS MAY BE HIGHER OR LOWER THAN THOSE ESTIMATED. NEITHER T R FINANCIAL'S AUDITOR OR ROSLYN'S AUDITOR NOR ANY OTHER INDEPENDENT ACCOUNTANTS HAVE COMPILED, EXAMINED OR PERFORMED ANY PROCEDURES WITH RESPECT TO THE ESTIMATES, NOR HAVE THEY EXPRESSED ANY OPINION OR ANY OTHER FORM OF ASSURANCE ON SUCH INFORMATION OR ITS ACHIEVABILITY, AND ASSUME NO RESPONSIBILITY FOR, AND DISCLAIM ANY ASSOCIATION WITH, THE FOREGOING PROSPECTIVE FINANCIAL INFORMATION.

     The Estimates do not give effect to the Merger and should be read together with the Unaudited Pro Forma Condensed Combined Consolidated Financial Statements.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

     Certain members of T R Financial's management and the T R Financial Board may be deemed to have certain interests in the Merger that are in addition to or potentially different from the interests of stockholders of T R Financial generally. The T R Financial Board was aware of these interests and considered them, among other matters, in approving the Merger Agreement and the transactions contemplated thereby.

     EMPLOYMENT AGREEMENTS. Roslyn has agreed to honor (i) the Employment Agreements between T R Financial and, respectively, John M. Tsimbinos, A. Gordon Nutt, William R. Kuhn, Dennis E. Henchy, Ira H. Kramer and John J. DeRusso, each as amended and restated as of January 23, 1997, and (ii) the Employment Agreements between Roosevelt Savings and, respectively, John M. Tsimbinos, A. Gordon Nutt, William R. Kuhn, Dennis E. Henchy, Ira H. Kramer and John J. DeRusso, each as amended and restated as of January 23, 1997 (collectively, the "Employment Agreements"). The Employment Agreements provide for initial three-year terms with respect to Messrs. Tsimbinos and Nutt, two-year terms with respect to Messrs. Kuhn, Henchy and Kramer and a one-year term with respect to Mr. DeRusso (each an "Executive"). Each contract provides for daily extensions such that the term of the contract will always be three years for Messrs. Tsimbinos and Nutt, two years for Messrs. Kuhn, Henchy and Kramer and one year for Mr. DeRusso unless written notice of termination of such extensions is provided by either party. Upon a termination of the Executive's employment for reasons other than cause, retirement, disability or death or, unless consented to by the Executive, the Executive's resignation upon certain events, including
(i) failure to re-elect the Executive to his current office or offices (or a more senior office) or, if currently a member of the T R Financial Board, to renominate the Executive for election to the T R Financial Board, (ii) a material adverse change in the Executive's functions, duties or responsibilities, or relocation of his principal place of employment, or (iii) liquidation or dissolution of T R Financial or Roosevelt Savings, the Executive would be entitled to receive payments and benefits under the Employment Agreements. Such payments and benefits would generally include a lump sum payment equal to (i) his earned but unpaid salary as of the date of termination,
(ii) the present value of the amount the Executive would have earned in salary had he continued working through the unexpired term of the Employment Agreement and (iii) the present value of the additional benefits to which he would have been entitled under all of T R Financial's or Roosevelt Savings' employee benefit plans had he continued working through the unexpired term of the Employment Agreement at the rate of salary in effect on his date of termination, including, in the case of Messrs. Tsimbinos and Nutt, an additional two years of service credit under the supplemental retirement benefit portion of the Roosevelt Savings Supplemental Executive Retirement Plan (the "Roosevelt Savings SERP"). Each Executive would also be entitled to continued group life, health, prescription drug, dental and long-term disability insurance coverage through the unexpired term of the Employment Agreement, except that for Messrs. Tsimbinos and Nutt, such health and life insurance coverage would continue for each of their and their spouses' lifetimes.

Each Executive would also be entitled to the payments that would have been paid under any incentive plan as if he had continued working through the unexpired term of the Employment Agreement and had earned an incentive award in each calendar year that ends during the unexpired term of the Employment Agreement in an amount equal to the product of the average rate for the four highest compensated officers of T R Financial and the salary that would have been paid during such calendar year.

     If termination of employment, whether voluntary or involuntary, follows a change in control of T R Financial or Roosevelt Savings, the Executive would be entitled to the severance pay as described above, except that the unexpired term of the Employment Agreement would be five years from the date of the change in control for Messrs. Tsimbinos and Nutt, three years from the date of the change in control for Messrs. Kuhn, Henchy and Kramer, and one year from the date of the change in control for Mr. DeRusso, and that the payments under any incentive plan would be based on the maximum attainable rate under such plan. The payments made to an Executive upon or following a change in control of T R Financial or Roosevelt Savings may result in an "excess parachute payment" as defined under
Section 280G of the Code, which may result in the imposition of a 20% federal excise tax on the Executive and a denial of the deduction for such excess amounts to T R Financial and Roosevelt Savings or to an acquiror of T R Financial or Roosevelt Savings. Under the Employment Agreements, T R Financial would indemnify the Executive for any such excise tax and for any additional income, excise and employment taxes imposed as a result of such indemnification. A "change in control" is generally defined to mean, during the term of the Employment Agreement, an event that would be reported in response to Item 1(a) of the Current Report on Form 8-K or an acquisition of T R Financial's or Roosevelt Savings' stock that would require FRB approval under the Bank Holding Company Act of 1956, as amended (the "BHC Act"), or approval under the Change in Bank Control Act, as amended (the "CBCA"), or the acquisition by a person or group of persons of 20% or more of T R Financial's or Roosevelt Savings' common stock or a tender offer, exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change of a majority of the T R Financial Board or the Roosevelt Savings Board.

     The Merger Agreement provides that, upon closing of the Merger, Roslyn will pay Messrs. Tsimbinos, Nutt, Henchy, Kuhn, Kramer and DeRusso, in the form of a lump sum, the amounts that would be due under each Employment Agreement, less withholding, as if each such individual had effectively terminated employment immediately after the Effective Time with full entitlement to lump sum cash benefits following a change in control, as defined in such Employment Agreements, regardless of any other requirements in the Employment Agreements and whether or not the individual died or became disabled prior to the Effective Time. The estimated aggregate amount of the payments and benefits to be paid to the above named executives in satisfaction of the obligations described above under the Employment Agreements (based on the closing price of a share of Roslyn Common Stock on November 13, 1998, the latest practicable date prior to the mailing of this Joint Proxy Statement/Prospectus, multiplied by 2.05, and an assumed closing date for the Merger of December 31, 1998) is approximately $17.9 million, without including amounts payable as a result of the indemnification for the 20% federal excise tax on "excess parachute payments" described above and for any additional taxes imposed as a result of such indemnification, all as described above. In the event that a "change in control" within the meaning of
Section 280G of the Code does not occur as a result of the Merger because of an increase in the Exchange Ratio or otherwise, the 20% federal excise tax may not apply to the payments to these six Executives. In the event that the 20% excise tax does apply to these payments and benefits, the estimated aggregate amount of the benefits to be paid to the above named Executives in satisfaction of the obligations described above under the Employment Agreements, based on the assumptions described above, including such indemnification payments, would be approximately $28.8 million. In addition, if the Merger is a "change in control" within the meaning of Section 280G of the Code, approximately $26.4 million of the $28.8 million would not be deductible by T R Financial or Roslyn as a result of Section 280G of the Code. If the Merger is not considered a "change in control" within the meaning of Section 280G of the Code, the approximate $17.9 million will be deductible or not deductible under the ordinary rules governing deductibility of compensation payments and benefits.

         At the Effective Time, Roslyn will enter into new employment agreements with Mr. Tsimbinos and with two additional executive officers of T R Financial to be determined by Roslyn and T R Financial ("Roslyn Employment Agreements"). In addition, as of the Effective Time, Mr. Tsimbinos will be named Chairman of the Board of Roslyn and a Vice Chairman of Roslyn Savings and a member of the committee of the Board of Directors of each of Roslyn and Roslyn Savings responsible for selecting or nominating directors of Roslyn and Roslyn Savings. If, within four years following the Effective Time, Mr. Mancino, Roslyn's and Roslyn Savings' President and Chief Executive Officer, shall cease to be the Chief Executive Officer of Roslyn or Roslyn Savings by reason of death, disability, retirement or otherwise, Mr. Tsimbinos will be named as the interim Chief Executive Officer of Roslyn or Roslyn Savings, or both, as the case may be, to replace Mr. Mancino until such time as each of the Boards of Directors of Roslyn and Roslyn Savings, respectively, appoints a new chief executive officer. The Roslyn Employment Agreement for Mr. Tsimbinos will have a term through June 30, 2002 and will provide for an annual salary of no less than $500,000 per year, noncompetition compensation at an annual rate of $175,000 per year plus certain specified benefits under Roslyn's or Roslyn Savings' employee benefit plans. The total aggregate estimated present value of the compensation and benefits to be provided to Mr. Tsimbinos under the Roslyn Employment Agreement is expected to be approximately $1 million per year. Such agreement also contains provisions regarding a change in control, indemnification for excise, income and employment taxes and other provisions generally comparable to the employment agreements in effect for existing officers of Roslyn. The terms and conditions of the Roslyn Employment Agreements for each of the two additional executive officers of T R Financial have not yet been determined.

     T R FINANCIAL CORP. 1993 INCENTIVE STOCK OPTION PLAN AND 1993 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS (THE "OPTION PLANS"). Under the terms of the Merger Agreement, all T R Financial Options outstanding at the Effective Time (representing options to purchase 1,757,692 shares of T R Financial Common Stock, as of September 30, 1998) will automatically be converted into options to purchase shares of Roslyn Common Stock, subject to the terms of the Option Plans and the individual award agreements issued thereunder. Under the Option Plans, all T R Financial Options will become fully vested and exercisable upon a change in control, as defined in the Option Plans. The number of substitute options and the exercise price thereof will be set by, respectively, multiplying the number of shares covered by, and dividing the exercise price of, the T R Financial Options by the Exchange Ratio.

     ROSLYN BOARD OF DIRECTORS. Roslyn has agreed in the Merger Agreement to cause four members of the current T R Financial Board, selected by T R Financial and acceptable to Roslyn, who are willing to so serve, to be elected or appointed as directors of Roslyn and Roslyn Savings at, or as promptly as practicable after, the Effective Time. Such new directors of Roslyn and Roslyn Savings will receive fees and other compensation, remuneration and benefits equal to the fees, compensation, remuneration and benefits received by other members of Roslyn's and Roslyn Savings' Boards of Directors.

     ADVISORY BOARD. Promptly following the Effective Time, Roslyn will cause all of the members of the T R Financial Board as of May 25, 1998, who do not become new directors of Roslyn and Roslyn Savings and who are willing to so serve, to be elected or appointed as members of an advisory board established by Roslyn (the "Advisory Board"), the function of which shall be to advise Roslyn with respect to deposit and lending activities in T R Financial's former market area and to maintain and develop customer relationships. The members of the Advisory Board will be elected to serve a term of three years beginning on the date the Merger is consummated. Beginning immediately after such date, each member of the

Advisory Board shall receive an annual retainer fee for such service equal to the estimated average fees payable during that year (including annual or retainer fees and fees for attending board or committee meetings) to a member of the Roslyn Board. The Advisory Board shall terminate three years after the Effective Date unless extended by Roslyn. Roslyn has also agreed that, in the event one or more of the former T R Financial Board members who becomes a new member of the Roslyn or Roslyn Savings Board of Directors ceases to be a member of the Board of Directors of either Roslyn or Roslyn Savings within three years after the Effective Time, Roslyn will use good faith efforts, within the confines of its fiduciary duties, to replace such director with an Advisory Board member.

     INDEMNIFICATION AND INSURANCE. Roslyn has agreed in the Merger Agreement that, from and after the Effective Time through the sixth anniversary of the Effective Time, Roslyn will indemnify and hold harmless each present and former director and officer of T R Financial or its direct or indirect subsidiaries and each officer or employee of T R Financial or its direct or indirect subsidiaries who is serving or has served as a director or trustee of another entity expressly at T R Financial's request or direction (each, an "Indemnified Party"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by the Merger Agreement, including the entering into of the T R Financial Merger Stock Option Agreement), whether asserted or claimed prior to, at or after the Effective Time, and to advance any such Costs to each Indemnified Party as they are from time to time incurred, in each case to the fullest extent such Indemnified Party would have been indemnified as a director, officer or employee of T R Financial and its subsidiaries and as then permitted under applicable law.

     Roslyn has also agreed in the Merger Agreement that, for a period of six years after the Effective Time, it will cause to be maintained in effect for T R Financial's and Roosevelt Savings's former directors and officers coverage under Roslyn's and Roslyn Savings' directors' and officers' liability insurance policies no less advantageous to the beneficiaries thereof than the current directors' and officers' liability insurance policies maintained by T R Financial and Roosevelt Savings, subject to certain maximum cost limits.

     SHARE OWNERSHIP. As of September 30, 1998, directors and executive officers of T R Financial, Roosevelt Savings and certain of their affiliates owned an aggregate of 2,961,218 shares of T R Financial Common Stock (inclusive of shares which could be acquired upon the exercise of vested and unvested T R Financial Options) for which they will receive the Merger Consideration.

MANAGEMENT AND OPERATIONS FOLLOWING THE MERGER

     Pursuant to the terms of the Merger Agreement, at the Effective Time, Mr. Mancino will be the Vice Chairman of the Roslyn Board, President and Chief Executive Officer of Roslyn and the Chairman of the Board, President and Chief Executive Officer of Roslyn Savings. Pursuant to the Merger Agreement, the Roslyn Board will appoint Mr. Tsimbinos and three other members of the T R Financial Board as members of both the Roslyn Board and the Roslyn Savings Board and Mr. Tsimbinos as the Chairman of Roslyn and Vice Chairman of Roslyn Savings. In addition, Roslyn has also agreed to appoint Mr. Tsimbinos to the nominating committee of both the Roslyn Board and the Roslyn Savings Board.

     Following the Effective Time, Roslyn will establish the Advisory Board to advise Roslyn on deposit and lending activities in T R Financial's former market area and to develop and maintain customer relationships and will maintain the Advisory Board for a period of three years following the Effective Time. The Advisory Board will be comprised of all of the former members of the T R Financial Board who are not appointed to the Roslyn Board and are willing to be selected and to serve on the Advisory Board. Each member of the Advisory Board will be entitled to receive an annual retainer fee.

     Following the Merger, the parties intend, subject to regulatory approval, to merge Roosevelt Savings and Roslyn Savings, with the surviving bank named The Roslyn Savings Bank, pursuant to the Bank Merger, and to consolidate their operations. Roslyn expects to achieve significant consolidation efficiencies following the consummation of the Merger, although there can be no assurance that the anticipated efficiencies will be achieved. The efficiencies are expected to be achieved primarily through the elimination of duplicative compensation costs, advertising, marketing and computer system costs. A merger integration committee, consisting of senior management members of Roslyn and T R Financial, is in the process of establishing a definitive plan, including a timetable, to achieve the cost reductions.

     The Merger Agreement provides that Roosevelt Savings will be merged with and into Roslyn Savings. Roosevelt Savings is currently a member of the Federal Home Loan Bank of New York ("FHLB") and, as of September 30, 1998, had $623.4 million in outstanding indebtedness, and $4.0 million in accrued interest payable, to the FHLB. Roslyn Savings withdrew as a member of the FHLB in 1990 and generally is not entitled to become a member of the FHLB again until 2000, the end of the ten-year period following its withdrawal. If Roosevelt Savings is merged with and into Roslyn Savings, Roosevelt Savings' membership in the FHLB will terminate. One consequence of such a termination is that the FHLB could declare Roosevelt Savings' indebtedness to the FHLB, and accrued interest thereon, immediately due and payable, and could impose prepayment fees for such amounts. Based upon the amounts outstanding as of September 30, 1998 and the interest rate in effect as of October 27, 1998, such prepayment fees were estimated by the FHLB to be approximately $24 million, if imposed by the FHLB. The FHLB is not required to declare Roosevelt Savings' FHLB borrowings, and accrued interest thereon, as immediately due and payable, and Roslyn Savings has requested confirmation from the FHLB that the FHLB will not make such a declaration or impose prepayment fees upon such amounts. By letter dated October 29, 1998, the FHLB stated that it is not the FHLB's present intention to require that Roosevelt Savings' outstanding indebtedness be prepaid by Roslyn Savings at the time of the consummation of the Merger, and as such, prepayment fees or other settlement amounts are not expected to be an issue, although the FHLB's position is subject to its review of Roslyn Savings' financial condition at the time of the Merger, the amount and value of collateral pledged with respect to any outstanding indebtedness, any changes in the law and policies governing the operations of the FHLB and whether Roslyn's intent to apply for FHLB membership has changed.

     In addition to the foregoing, if Roosevelt Savings' FHLB membership is terminated upon the Bank Merger, the resulting bank would no longer have access to the privileges of Roosevelt Savings' membership in the FHLB, which include, among other things, (i) access to FHLB borrowing for liquidity and operating purposes and (ii) eligibility to participate in FHLB programs administered with respect to the Community Reinvestment Act ("CRA"), several of which programs Roosevelt Savings participates in. Currently, it is the intention of Roslyn Savings to apply to have its FHLB membership reinstated in the year 2000. Roslyn believes that the inability to utilize FHLB advances will not have a material adverse effect on the resulting bank's financial condition or results of operations; however, should Roslyn Savings be unable to receive its FHLB membership shortly following its application in the year 2000, such inability to utilize FHLB advances on a long-term basis may hinder Roslyn Savings' ability to meet its liquidity needs on the most cost-effective basis.

     The Merger Agreement permits an alternative structure under which Roslyn may specify that the structure of the transactions contemplated by the Merger Agreement be revised so as to effect the purposes of the Merger Agreement, provided that such revised structure would not adversely affect the treatment of the transaction as a pooling-of-interests for accounting purposes, the tax or economic benefits of the transactions contemplated by the Merger Agreement or materially delay the Closing Date. Roslyn therefore could specify that Roslyn Savings will merge with and into Roosevelt Savings, rather than Roosevelt Savings merging with and into Roslyn Savings, in order to avoid the termination of membership in the FHLB, as long as such a change does not adversely affect the treatment of the transaction as a pooling-of-interests for accounting purposes, the tax or economic benefits of the transactions contemplated by the Merger Agreement or materially delay the Closing Date. No final decision has been made as to whether or not the proposed merger of Roosevelt Savings with and into Roslyn Savings will be restructured so as to avoid termination of the resulting bank's membership in the FHLB. In either case, the resulting bank will be called "The Roslyn Savings Bank."

EMPLOYEE MATTERS

     Each person who is employed by T R Financial or Roosevelt Savings as an employee immediately prior to the Effective Time (a "T R Financial Employee") shall, at the Effective Time, become an employee of Roslyn or Roslyn Savings. Beginning at the Effective Time, each of the T R Financial Employees shall serve Roslyn or Roslyn Savings in the same capacity in which such employee served immediately prior to the Effective Time and upon the same terms and conditions generally applicable to other employees of Roslyn or Roslyn Savings with positions, with the following special provisions:

     (i) No T R Financial Employee shall be, or have or exercise the authority of, an officer of Roslyn or Roslyn Savings, unless and until elected or appointed an officer of Roslyn or Roslyn Savings in accordance with Roslyn's or Roslyn Savings' Bylaws.

     (ii) At or as soon as practicable following the Effective Time, Roslyn and Roslyn Savings will implement a program of compensation and benefits designed to cover all similarly situated employees on a uniform basis (the "New Compensation and Benefits Program"). The New Compensation and Benefits Program may contain any combination of new plans, continuations of plans maintained by Roslyn or Roslyn Savings immediately prior to the Effective Time and continuations of plans maintained by T R Financial or Roosevelt Savings immediately prior to the Effective Time, as Roslyn or Roslyn Savings, in its discretion, may determine. To the extent that it is not practicable to implement any constituent part of the New Compensation and Benefits Program at the Effective Time, Roslyn and Roslyn Savings shall continue in effect any comparable plan maintained immediately prior to the Effective Time for the respective employees of Roslyn, T R Financial, Roslyn Savings and Roosevelt Savings for a transition period. During the transition period, the T R Financial Employees who become employees of Roslyn or Roslyn Savings at the Effective Time shall continue to participate in the plans of T R Financial and Roosevelt Savings that are continued for transitional purposes, and all other employees of Roslyn or Roslyn Savings will participate only in the comparable plans of Roslyn and Roslyn Savings that are continued for transitional purposes.

     (iii) Each constituent part of the New Compensation and Benefits Program will recognize, in the case of persons employed by Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings immediately prior to the Effective Time who are also employed by Roslyn or Roslyn Savings immediately after the Effective Time, all service with Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings as service with Roslyn and Roslyn Savings for all purposes, including eligibility, vesting, benefit accrual and level of matching contributions; provided, however, that such service will not be recognized to the extent that such recognition would result in a duplication of benefits.

     (iv) In the case of any constituent part of the New Compensation and Benefits Program which is a life, health or long-term disability insurance plan:
(a) such plan will not apply any pre-existing condition limitations for conditions covered under the applicable life, health or long-term disability insurance plans maintained by Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings as of the Effective Time, (b) each such plan which is a health insurance plan will honor any deductible and co-payment or out-of-pocket expenses incurred under the applicable health insurance plans maintained by Roslyn, Roslyn Savings, T R Financial and Roosevelt Savings as of the Effective Time and (c) each such plan which is a life or long-term disability insurance plan will waive any medical certification otherwise required in order to assure the continuation of coverage at a level not less than that in effect immediately prior to the implementation of such plan (but subject to any overall limit on the maximum amount of coverage under such plans).

     Roslyn has also agreed to assume the obligations of T R Financial and Roosevelt Savings with respect to any severance plans or agreements of T R Financial or Roosevelt Savings in effect as of May 25, 1998, and to pay amounts thereunder when due; provided, however, that, in the event of the termination of employment of T R Financial Employees within one year following the Effective Time, such persons shall be provided severance benefits equal to the greater of those provided under the Roosevelt Savings Bank Severance Plan or those provided by the Roslyn Savings Bank Employee Severance Compensation Plan as in effect as of May 25, 1998; provided, however, that the severance benefits payable to such persons under the Roslyn Savings Bank Employee Severance Compensation Plan shall be limited to a maximum of 52 weeks of Annual Compensation, as defined in such plan.

     In addition, annual incentive compensation under T R Financial's pre-established incentive plans will be paid at the Effective Time, but such payments will be adjusted and pro-rated for the portion of the year from January 1, 1998 through the Closing Date.

     T R Financial Options granted under the Option Plans will vest upon a change in control, as defined in the Option Plans. See "--Interests of Certain Persons in the Merger."

     Pursuant to the terms of the T R Financial ESOP, in the event of a "change in control," as defined by the T R Financial ESOP, any unvested portion of benefits shall vest immediately. For purposes of this plan, it is expected that the Merger will constitute a change in control. As of September 30, 1998, the T R Financial ESOP held 1,023,094 shares of T R Financial Common Stock in an unallocated account, and the outstanding principal balance of the loan to the T R Financial ESOP was $4.6 million. In the ordinary course, the loan to the T R Financial ESOP would have been repaid as quarterly contributions were made to the T R Financial ESOP and shares would have been released annually from the unallocated account and allocated to active participants' accounts. The
T R Financial ESOP generally provides that, upon a change in control, unallocated shares in the T R Financial ESOP will be sold to repay any outstanding loan balance and all remaining unallocated shares or proceeds thereof will be allocated among participants who were employed immediately preceding the change in control in proportion to compensation for that part of the year prior to the change in control. The allocation of previously unallocated shares to participants will result in the recognition of compensation expense at the Effective Time equal to the fair value of such shares multiplied by the number of shares allocated to the participants' accounts .

     It is estimated that, after repayment of the outstanding loan to the T R Financial ESOP (based upon the closing price of Roslyn Common Stock on
November 13, 1998, the latest practicable date prior to the mailing of this Joint Proxy Statement/Prospectus, multiplied by 2.05, an assumed outstanding principal balance of the loan to the T R Financial ESOP of approximately $4.4 million on December 31, 1998 and an assumed closing date for the merger of December 31, 1998), the expense would be approximately $24.5 million. As of the date of the change in control of T R Financial, the committee under the T R Financial ESOP will direct the trustee of the T R Financial ESOP to sell a sufficient number of shares of Roslyn Common Stock received by such trustee in exchange for T R Financial Common Stock held in the unallocated account under the T R Financial ESOP in order to repay in full the outstanding balance of any loan to the T R Financial ESOP. The number of such shares that will be sold will depend upon the value of such shares at the time sold and the outstanding balance of any such loan, and any remaining shares or cash proceeds from the sale of such shares held in the unallocated account under the T R Financial ESOP will be allocated among the accounts of the participants in the T R Financial ESOP who were employed by, or on a recognized absence from the employment of, T R Financial or Roosevelt Savings immediately prior to the date on which the change in control occurs, and all participants will fully vest in their allocated account. Generally, the allocation will be based on the proportion of each such participant's "cash compensation" as defined in the T R Financial ESOP (up to the maximum annual compensation permitted to be taken into account under tax-qualified plans under the limitations of the Code, which is $160,000 in
1998) during the period from January 1st in the plan year in which the change in control occurs through the day immediately preceding the change in control date, to the aggregate cash compensation for all such participants during such period.

     Roosevelt Savings maintains the Roosevelt Savings SERP to compensate certain individuals who participate in the Roosevelt Savings Retirement Plan, the Roosevelt Savings 401(k) Plan and the T R Financial ESOP, but whose benefits otherwise receivable under such plans are limited because of certain specified limitations under the Code. Under the Roosevelt Savings SERP, if a participant's account in the T R Financial ESOP is adversely affected by one or more of such Code limitations, including Code limitations affecting allocation under the T R Financial ESOP on a change of control as described above, a supplemental benefit is provided under the Roosevelt Savings SERP. Such supplemental benefit would include any amount that could not be allocated to a participant's account under the T R Financial ESOP because of the limitations on annual additions under, or the amount of compensation that could be taken into account under, a tax-qualified plan.

     Under the provisions of the T R Financial ESOP and the Roosevelt Savings SERP, six senior executives would be entitled to benefits under the T R Financial ESOP and the Roosevelt Savings SERP as a result of the change in control and the plan provisions described above in an aggregate amount estimated to be approximately $5.0 million, based on the closing price of a share of Roslyn Common Stock on November 13, 1998, the latest practicable date prior to the mailing of this Joint Proxy Statement/Prospectus, multiplied by 2.05, and an assumed closing date for the Merger of December 31, 1998.

CONDITIONS TO THE MERGER

     The respective obligations of Roslyn and T R Financial to effect the Merger are subject to the satisfaction of the following conditions at or prior to the Effective Time: (i) the Merger Agreement shall have been approved and adopted by the requisite vote of each of Roslyn's and T R Financial's stockholders in accordance with applicable laws and regulations; (ii) the requisite regulatory approvals and any necessary regulatory consents and waivers with respect to the Merger shall have been obtained and shall remain in full force and effect, and all statutory waiting periods shall have expired; and all other consents, waivers and approvals of any third parties which are necessary to permit the consummation of the Merger shall have been obtained or made, except for those of which failure to obtain would not have a Material Adverse Effect (as defined below) (a) on Roslyn and its subsidiaries taken as a whole or (b) on T R Financial and its subsidiaries taken as a whole; (iii) neither Roslyn nor T R Financial shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Merger, the Bank Merger or any other transactions contemplated by the Merger Agreement; (iv) no statute, rule or regulation shall have been enacted, entered, promulgated, interpreted, applied or enforced by any governmental authority which prohibits, restricts or makes illegal consummation of the Merger, the Bank Merger or any other transactions contemplated by the Merger Agreement; (v) the Registration Statement shall have been declared effective by the Commission and no proceedings shall be pending or threatened by the

Commission to suspend the effectiveness of the Registration Statement, and all required approvals by state securities or "blue sky" authorities with respect to the transactions contemplated by the Merger Agreement shall have been obtained;
(vi) Roslyn shall have received a letter, dated as of the Effective Date, from its independent certified public accountants, reasonably satisfactory to Roslyn and T R Financial, to the effect that the Merger shall be qualified to be treated as a pooling-of-interests for accounting purposes by Roslyn; (vii) Roslyn shall have received a letter agreement from each T R Financial affiliate agreeing: (a) to comply with Rule 145 of the Securities Act; (b) to refrain from transferring shares as required by the pooling-of- interests accounting rules; and (c) to be present, in person or by proxy, and vote in favor of the Merger Agreement at the T R Financial Meeting; and (viii) Roslyn shall have caused to be listed on the Nasdaq National Market, or on such other market on which shares of Roslyn Common Stock shall then be trading, subject only to official notice of issuance, the shares of Roslyn Common Stock to be issued by Roslyn in exchange for the shares of T R Financial Common Stock. In addition, the Merger Agreement has a condition that Roslyn is to receive stockholder approval of an amendment to its Certificate of Incorporation to increase from 100,000,000 to 200,000,000 the number of authorized shares of Roslyn Common Stock; however, the T R Financial Board has waived this condition to the Merger since Roslyn presently has sufficient authorized shares of Roslyn Common Stock to consummate the Merger.

     The obligation of Roslyn to effect the Merger is further subject to the satisfaction, or waiver by Roslyn, of the following conditions: (i) each of the obligations of T R Financial and Roosevelt Savings, respectively, required to be performed by it at or prior to the Effective Time pursuant to the terms of the Merger Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of T R Financial and Roosevelt Savings contained in the Merger Agreement shall be true and correct (subject to T R Financial's and Roosevelt Savings' prior disclosure of any necessary qualification of such representations and warranties and subject to the Material Adverse Effect threshold defined below) as of May 25, 1998 and as of the Effective Time as though made at and as of the Effective Time (except as to any representation or warranty which specifically relates to an earlier date), and Roslyn shall have received a certificate to the foregoing effect signed by the chief executive officer and the chief financial or principal accounting officer of T R Financial; (ii) all action required to be taken by, or on the part of, T R Financial and Roosevelt Savings to authorize the execution, delivery and performance of the Merger Agreement and the consummation by T R Financial and Roosevelt Savings of the transactions contemplated thereby shall have been duly and validly taken by the Board of Directors and stockholders of T R Financial or Roosevelt Savings, as the case may be, and Roslyn shall have received certified copies of the resolutions evidencing such authorization;
(iii) T R Financial shall have obtained the consent or approval of each person (except for those the absence of which would not have a Material Adverse Effect on T R Financial, Roslyn or their respective subsidiaries) whose consent or approval shall be required in order to permit the succession by the surviving corporation pursuant to the Merger to any obligation, right or interest of T R Financial or its subsidiaries under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which T R Financial or its subsidiaries is a party or is otherwise bound, except those of which failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Roslyn (after giving effect to the consummation of the transactions contemplated by the Merger Agreement) or upon the consummation of the transactions contemplated by the Merger Agreement; (iv) neither a "Distribution Date" nor a "Shares Acquisition Date," as such terms are defined in the T R Financial Rights Agreement, shall have occurred, and the T R Financial Rights shall not have become nonredeemable and shall not become nonredeemable upon consummation of the Merger, and the T R Financial Rights shall not become exercisable for capital stock of Roslyn upon consummation of the Merger; (v) Roslyn shall have received certificates (such certificates to be dated as of a day as close as practicable to the Closing Date) from appropriate authorities as to the corporate existence and good standing of T R Financial and its subsidiaries; and (vi) Roslyn shall have received an opinion of Muldoon, Murphy & Faucette, counsel to Roslyn, dated as of the Effective Date, in form and substance customary in transactions of the type contemplated by the Merger Agreement, and reasonably satisfactory to Roslyn, substantially to the effect that on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly: (a) no gain or loss will be recognized by Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings as a result of the Merger; (b) except to the extent of any cash received in lieu of a fractional share interest in Roslyn Common Stock, no gain or loss will be recognized by the stockholders of T R Financial who exchange their T R Financial Common Stock for Roslyn Common Stock pursuant to the Merger; (c) the tax basis of Roslyn Common Stock received by stockholders who exchange their T R Financial Common Stock for Roslyn Common Stock in the Merger will be the same as the tax basis of T R Financial Common Stock surrendered pursuant to the Merger, reduced by any amount allocable to a fractional share interest for which cash is received; and (d) the holding period of Roslyn Common Stock received by each stockholder in the Merger will include the holding period of T R Financial Common Stock exchanged therefor, provided that such stockholder held such T R Financial Common Stock as a capital asset on the Effective Date.

     The Merger Agreement defines a "Material Adverse Effect," when applied to a party to the Merger Agreement, as either (i) an effect which is material and adverse to the business, financial condition or results of operations of such party and its subsidiaries taken as whole; provided, however, that any such effect resulting from any (a) changes in laws, rules or regulations or generally accepted accounting principles or interpretations thereof that apply to Roslyn and Roslyn Savings and T R Financial and Roosevelt Savings, as the case may be, or (b) changes in the general level of market interest rates shall not be considered in determining if a Material Adverse Effect has occurred; or (ii) the failure of certain representations and warranties required by the Merger Agreement to be true and correct or true and correct in all material respects.

     The obligation of T R Financial to effect the Merger is further subject to the satisfaction, or waiver by T R Financial, of the following conditions: (i) each of the obligations of Roslyn and Roslyn Savings, respectively, required to be performed by it at or prior to the Effective Time pursuant to the terms of the Merger Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of Roslyn and Roslyn Savings contained in the Merger Agreement shall be true and correct (subject to Roslyn's and Roslyn Savings' prior disclosure of any necessary qualification of such representations and warranties and subject to the Material Adverse Effect threshold previously defined) as of May 25, 1998 and as of the Effective Time as though made at and as of the Effective Time (except as to any representation or warranty which specifically relates to an earlier date), and T R Financial shall have received a certificate to the foregoing effect signed by the chief executive officer and the chief financial or principal accounting officer of Roslyn; (ii) all action required to be taken by, or on the part of, Roslyn and Roslyn Savings to authorize the execution, delivery and performance of the Merger Agreement and the consummation by Roslyn and Roslyn Savings of the transactions contemplated thereby shall have been duly and validly taken by the Board of Directors and stockholders of Roslyn and Roslyn Savings, as the case may be, and T R Financial shall have received certified copies of the resolutions evidencing such authorization; (iii) Roslyn shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated by the Merger Agreement under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which Roslyn or its subsidiaries is a party or is otherwise bound, except those of which failure to obtain would not, individually or in the aggregate, have a Material Adverse Effect on Roslyn (after giving effect to the transactions contemplated by the Merger Agreement) or upon the consummation of the transactions contemplated by the Merger Agreement; (iv)
T R Financial shall have received certificates (such certificates to be dated as of a day as close as practicable to the Closing Date) from appropriate authorities as to the corporate existence and good standing of Roslyn and its subsidiaries; and (v) T R Financial shall have received an opinion of Thacher Proffitt, counsel to T R Financial, dated as of the Effective Date, in form and substance customary in transactions of the type contemplated by the Merger Agreement, and reasonably satisfactory to T R Financial, substantially to the effect that on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly: (a) no gain or loss will be recognized by Roslyn, Roslyn Savings, T R Financial, or Roosevelt Savings as a result of the Merger; (b) except to the extent of any cash received in lieu of a fractional share interest in Roslyn Common Stock, no gain or loss will be recognized by the stockholders of T R Financial who exchange their T R Financial Common Stock for Roslyn Common Stock pursuant to the Merger; (c) the tax basis of Roslyn Common Stock received by stockholders who exchange their T R Financial Common Stock for Roslyn Common Stock in the Merger will be the same as the tax basis of T R Financial Common Stock surrendered pursuant to the Merger, reduced by any amount allocable to a fractional share interest for which cash is received; and (d) the holding period of Roslyn Common Stock received by each stockholder in the Merger will include the holding period of T R Financial Common Stock exchanged therefor, provided that such stockholder held such T R Financial Common Stock as a capital asset on the Effective Date.

     No assurance can be provided as to when, or whether, the regulatory consents and approvals necessary to consummate the Merger will be obtained or whether all of the other conditions precedent to the Merger will be satisfied or waived by the party permitted to do so. See "--Regulatory Approvals Required for the Merger" below. If the Merger is not effected on or before January 31, 1999 (provided that if, as of such date, all necessary regulatory or governmental approvals, consents or waivers required to consummate the Merger shall not have been obtained but all other conditions have been fulfilled, then such date may be extended to March 31, 1999), the Merger Agreement may be terminated by a vote of a majority of the Board of Directors of either Roslyn or T R Financial unless the failure to effect the Merger by such date is due to the breach of the Merger Agreement by the party seeking to terminate the Merger Agreement.

REGULATORY APPROVALS REQUIRED FOR THE MERGER

     Consummation of the Merger is subject to a number of regulatory approvals and consents. The Bank Merger is subject to the prior approval of the FDIC under the Bank Merger Act, as amended (the "Bank Merger Act"). In reviewing applications under the Bank Merger Act, the FDIC must consider, among other factors, the financial and managerial resources and future prospects of the existing and resulting institutions, and the convenience and needs of the communities to be served. In addition, the FDIC may not approve a transaction that will result in a monopoly or be in furtherance of any combination or conspiracy to monopolize or to attempt to monopolize the business of banking in any part of the United States, or if its effect in any section of the country may be substantially to lessen competition or to tend to create a monopoly, or if it would in any other manner be a restraint of trade, unless the FDIC finds that the anticompetitive effects of the transaction are clearly outweighed by the public interests and the probable effect of the transaction on meeting the convenience and needs of the communities to be served. In addition, as discussed below, a waiting period of up to 30 days must be satisfied prior to consummation of the Bank Merger after FDIC approval. Roslyn filed an application for approval of the Bank Merger with the FDIC on September 9, 1998 which is currently under review.

     In addition, pursuant to Section 601 of the New York State Banking Law (the "NYBL"), the Bank Merger is subject to the prior approval of the Superintendent. Roslyn filed an application for approval of the Bank Merger with the Superintendent on September 9, 1998. In determining whether to approve the application for the merger of Roosevelt Savings with and into Roslyn Savings, the Superintendent will consider, among other factors, whether the Bank Merger would be consistent with adequate or sound banking and would not result in concentration of assets beyond limits consistent with effective competition, and whether the Bank Merger would result in such a lessening of competition as to be injurious to the interest of the public or tend toward monopoly. The Superintendent will also consider the public interest and the needs and convenience thereof. Further, it is the policy of the State of New York to ensure the safe and sound conduct of banking organizations, to conserve assets of banking organizations, to prevent hoarding of money, to eliminate unsound and destructive competition among banking organizations, and to maintain public confidence in the business of banking and protect the public interest and the interests of depositors, creditors and stockholders, and such factors will be considered by the Superintendent in connection with Roslyn's application. The Superintendent approved the application on November 5, 1998.

     The Merger is subject to the approval of the FRB or the Federal Reserve Bank of New York, acting pursuant to delegated authority (the "Reserve Bank"), or the waiver by the FRB of such requirement. Roslyn filed a request for a waiver from this application requirement since the FRB will have no continuing jurisdiction over the merged company and the transaction is being reviewed by other banking agencies. The Reserve Bank approved the waiver request on September 23, 1998.

     Under the CRA, the FDIC must take into account the record of performance of Roslyn Savings and Roosevelt Savings in meeting the credit needs of the entire community, including low- and moderate-income neighborhoods, served by each institution. As part of the review process, the banking agencies frequently receive comments and challenges from community groups and others. The FDIC and NYBD have each received, and the FDIC is currently reviewing, a number of positive comments from several such community groups and a single challenge from another such community group, which alleges, among other things, that Roslyn Savings and Roosevelt Savings have not met their obligations in helping to meet the credit needs of low- and moderate-income neighborhoods. Roslyn Savings and Roosevelt Savings intend to vigorously defend their lending records and do not currently anticipate that the community group's challenge to the applications filed with the FDIC and NYBD will significantly delay the consummation of the Merger or result in the imposition by the FDIC or NYBD of any condition of its approval that would be materially burdensome to Roslyn or Roslyn Savings; however, there can be no assurance that such a delay will not result or that any such conditions will not be imposed. See "CERTAIN BANKING REGULATORY CONSIDERATIONS--Community Reinvestment Act."

     In addition, under federal law, prior to consummation of a merger, a period of 30 days must expire following approval by the FDIC, within which period the United States Department of Justice ("Department of Justice") may file objections to the Merger under the federal antitrust laws. The post-approval waiting period may be reduced by the FDIC to 15 days, with the concurrence of the Department of Justice. The Department of Justice could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Merger unless divestiture of an acceptable number of branches to a competitively suitable purchaser could be made. While Roslyn believes that the likelihood of such action by the Department of Justice is remote in this case, there can be no assurance that the Department of Justice will not initiate such proceeding, or that the Attorney General of the State of New York will not challenge the Merger, or if such proceeding is instituted or challenge is made, as to the result thereof.

     The Merger and Bank Merger cannot proceed in the absence of the requisite regulatory approvals. See "--Conditions to the Merger" and "--Waiver and Amendment; Termination." There can be no assurance that such regulatory approvals will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can also be no assurance that any such approvals will not contain a condition or requirement which causes such approvals to fail to satisfy the condition set forth in the Merger Agreement and described above under "--Conditions to the Merger."

     Roslyn is not aware of any other regulatory approvals that would be required for consummation of the Merger, except as described above. Should any other approvals be required, it is presently contemplated that such approvals would be sought. There can be no assurance that any other approvals, if required, will be obtained.

CONDUCT OF BUSINESS PENDING THE MERGER

     Pursuant to the Merger Agreement, Roslyn has agreed that, during the period from the date of the Merger Agreement to the Effective Time (except as expressly provided for in the Merger Agreement and except to the extent required by law or regulation or by regulatory authorities), Roslyn and its subsidiaries will use commercially reasonable efforts to: (i) conduct their business in the regular, ordinary and usual course consistent with past practice; (ii) maintain and preserve intact their business organization, properties, leases, employees and advantageous business relationships and retain the services of their officers and key employees; (iii) take no action which would materially adversely effect or delay the ability of Roslyn or T R Financial to perform their respective covenants and agreements on a timely basis under the Merger Agreement; (iv) take no action which would adversely affect or delay the ability of Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated by the Merger Agreement or which would reasonably be expected to result in any such approvals, consents or waivers containing any material condition or restriction and (v) take no action that results in or is reasonably likely to have a Material Adverse Effect on Roslyn.

     In addition, pursuant to the Merger Agreement, during the period from the date of the Merger Agreement to the Effective Time (except as otherwise provided in the Merger Agreement or as required by law or regulation or by regulatory authorities), Roslyn has agreed that neither it nor any of its subsidiaries shall, without the prior written consent of T R Financial, which consent shall not be unreasonably withheld, take certain actions, including the following:

     (i) change any provisions of its Certificate of Incorporation or Bylaws, or the similar governing documents of its subsidiaries, other than to increase its authorized capital stock;

     (ii) issue any shares of capital stock or change the terms of any outstanding stock options or warrants or issue, grant or sell any option, warrant, call, commitment, stock appreciation right, right to purchase or agreement of any character relating to its authorized or issued capital stock except pursuant to (a) the exercise of stock options or warrants as contemplated by the Merger Agreement (attached hereto as Annex A) or (b) the Roslyn Merger Stock Option Agreement (attached hereto as Annex C); adjust, split, combine or reclassify any capital stock; or make, declare or pay any dividend (except for its regular quarterly dividend, which shall not be increased by more than $.03 per share from the prior quarter's dividend) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock;

     (iii) make any acquisition or take any other action that individually or in the aggregate could materially adversely affect the ability of Roslyn to consummate the transactions contemplated by the Merger Agreement, or enter into any agreement providing for, or otherwise participate in, any merger, consolidation or other transaction in which Roslyn or any surviving corporation may be required not to consummate the Merger or any of the other transactions contemplated by the Merger Agreement in accordance with the terms of the Merger Agreement;

     (iv) take any action that would prevent or impede the Merger from qualifying (a) for pooling-of- interests accounting treatment or (b) as a tax-free reorganization under the Code; provided, however, that nothing contained in the Merger Agreement shall limit the ability of Roslyn to exercise its rights under the T R Financial Merger Stock Option Agreement;

     (v) enter into an agreement with respect to an Acquisition Transaction (as defined below) with a third party; provided, that this prohibition does not prevent Roslyn or any of its subsidiaries from acquiring any other assets or businesses or from discontinuing or disposing of any of its assets or business if, in the reasonable judgment of Roslyn, it is desirable in the conduct of the business of Roslyn and its subsidiaries and would not, in the reasonable judgment of Roslyn, likely delay the Effective Time to a date subsequent to the Closing Date or adversely affect the consideration to be received pursuant to the Merger Agreement. "Acquisition Transaction" shall mean: (a) a merger or consolidation, or any similar transaction, involving Roslyn; (b) a purchase, lease or other acquisition of all or substantially all of the assets of Roslyn; or (c) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% of more of the voting power of Roslyn; provided, that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only Roslyn and its subsidiaries; or

     (vi)  agree to do any of the foregoing.

     Pursuant to the Merger Agreement, T R Financial has agreed that, during the period from the date of the Merger Agreement to the Effective Time (except as expressly provided in the Merger Agreement and except to the extent required by law or regulation or by regulatory authorities), T R Financial and its subsidiaries will use commercially reasonable efforts to: (i) conduct their business in the regular, ordinary and usual course consistent with past practice; (ii) maintain and preserve intact their business organization, properties, leases, employees and advantageous business relationships and retain the services of their officers and key employees; (iii) take no action that would materially adversely affect or delay the ability of Roslyn or T R Financial to perform their respective covenants and agreements on a timely basis under the Merger Agreement; (iv) take no action which would adversely effect or delay the ability of Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated by the Merger Agreement or which could reasonably be expected to result in any such approvals, consents or waivers containing any material condition or restriction; and (v) take no action that results in or is reasonably likely to have a Material Adverse Effect on T R Financial or Roosevelt Savings.

     In addition, pursuant to the Merger Agreement, during the period from the date of the Merger Agreement to the Effective Time (except as otherwise provided in the Merger Agreement or as required by law or regulation or by regulatory authorities), T R Financial has agreed that neither it nor any of its subsidiaries shall, without the prior consent of Roslyn, which consent shall not be unreasonably withheld, take certain actions, including the following:

     (i) change any provisions of the Certificate of Incorporation or Bylaws of T R Financial or the similar governing documents of its subsidiaries;

     (ii) issue any shares of capital stock or change the terms of any outstanding stock options or warrants or issue, grant or sell any option, warrant, call, commitment, stock appreciation right, right to purchase or agreement of any character relating to the authorized or issued capital stock of T R Financial except pursuant to (a) the exercise of stock options or warrants outstanding as of the date of the Merger Agreement in the ordinary course of business and consistent with past practice, (b) the T R Financial Merger Stock Option Agreement or (c) the terms of the T R Financial Rights Agreement; adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend (except for T R Financial's regular quarterly dividend, which shall not be increased by more than $.02 per share from the prior quarter's dividend) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock;

     (iii) other than in the ordinary course of business consistent with past practice and pursuant to policies currently in effect, sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, leases or assets to any individual, corporation or other entity other than a direct or indirect wholly owned subsidiary of T R Financial or cancel, release or assign any indebtedness of any such individual, corporation or other entity, except pursuant to contracts or agreements in force at the date of the Merger Agreement and which have been disclosed to Roslyn;

     (iv) except as contemplated by the Merger Agreement or to the extent required by law, increase the compensation or fringe benefits of any employees or directors, other than general increases in compensation for employees other than executive officers in the ordinary course of business consistent with past practice, or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or directors, or become a party to, amend or commit itself to fund or otherwise establish any trust or account related to any T R Financial employee benefit plan with or for the benefit of any employee or director, or voluntarily accelerate the vesting of any stock options or other compensation or benefit;

     (v) except as contemplated by the Merger Agreement, change its method of accounting as in effect at June 30, 1998, except as required by changes in GAAP as concurred in by T R Financial's independent auditors;

     (vi) settle any claim, action or proceeding involving any liability of T R Financial or any of its subsidiaries for money damages in excess of $500,000 or impose material restrictions upon the operations of T R Financial or any of its subsidiaries;

     (vii) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, in each case which are material, individually or in the aggregate, to T R Financial, except in satisfaction of debts previously contracted;

     (viii) except pursuant to commitments existing at the date of the Merger Agreement which have previously been disclosed to Roslyn, make any real estate loans secured by undeveloped land or real estate located outside the State of New York (other than real estate secured by one- to four-family homes) or make any construction loan (other than construction loans secured by one- to four-family homes) outside the State of New York;

     (ix) establish or commit to the establishment of any new branch or other office facilities other than those for which all regulatory approvals have been obtained;

     (x) take any action that would prevent or impede the Merger from qualifying (a) for pooling-of-interests accounting treatment or (b) as a tax-free reorganization under the Code; provided, however, that nothing contained in the Merger Agreement shall limit the ability of T R Financial to exercise its rights under the Roslyn Merger Stock Option Agreement; or

     (xi)   agree to do any of the foregoing.

     At the request of Roslyn, T R Financial shall cause Roosevelt Savings to modify and change its loan, litigation or real estate valuation policies and practices (including loan classifications and levels of reserves) and investment and asset/liability management policies and practices after the date on which all required regulatory approvals and stockholder approvals are received, and after receipt of written confirmation from Roslyn that it is not aware of any fact or circumstance that would prevent completion of the Merger, and no earlier than 30 days prior to the Effective Time, so as to be consistent on a mutually satisfactory basis with those of Roslyn Savings; provided, that such policies and procedures are not prohibited by GAAP or any applicable laws and regulations.

     T R Financial has agreed under the Merger Agreement that Roslyn may require it to cause its regular quarterly dividend record dates and payment dates to be the same as Roslyn's regular quarterly dividend record dates and payment dates for Roslyn Common Stock.

REPRESENTATIONS AND WARRANTIES

     Both Roslyn and T R Financial have made certain customary representations and warranties relating to, among other things, the parties' respective organization, authority relative to the Merger Agreement, capitalization, subsidiaries, required consents and approvals, taxes, employee benefit plans, material contracts, litigation, compliance with applicable laws, environmental matters, reliability of financial statements and the absence of material adverse changes in the parties' businesses, financial condition or results of operations. For detailed information on such representations and warranties, see the Merger Agreement attached hereto as Annex A and incorporated by reference herein. Pursuant to the Merger Agreement, it is a condition to each party's obligation to consummate the Merger that the representations and warranties of the other party contained in the Merger Agreement be true and correct in all material respects as of the date of the Merger Agreement and as of the Effective Time; provided, however, that such representations and warranties will be deemed to be true and correct in all material respects unless the failure to be true and correct, individually or in the aggregate, represents a material adverse change from the business, financial condition or results of operations of the party making such representations and warranties and its subsidiaries, taken as a whole, as represented in the Merger Agreement. See "--Conditions to the Merger."

SOLICITATION PROPOSALS

     T R Financial has agreed not to: (i) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to T R Financial's stockholders) with respect to a merger, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities, of T R Financial or any of its material subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"); or (ii) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. This restriction applies to T R Financial's subsidiaries and the officers and directors of T R Financial and its subsidiaries as well.
T R Financial is required to notify Roslyn immediately if any such negotiations or discussions are sought to be initiated or continued in respect of any such Acquisition Proposal, together with the details as to the identity of the persons making such inquiry or proposal, requesting such information or seeking such negotiations or discussions and the terms and conditions thereof.

WAIVER AND AMENDMENT; TERMINATION

     Prior to the Effective Time, any provision of the Merger Agreement may be waived by the party benefitted by the provision or, subject to applicable law, amended or modified (including the structure of the transaction) by an agreement in writing approved by the parties; provided that, after the vote of the stockholders of Roslyn and/or T R Financial, the Merger Agreement may not be amended to reduce the Merger Consideration.

     The Merger Agreement may be terminated at any time prior to the Effective Time, either before or after approval of the Merger Agreement by the stockholders of both Roslyn and T R Financial, as follows: (i) by the mutual consent of Roslyn and T R Financial, if the Board of Directors of each so determines by vote of a majority of the members of their entire respective Boards; (ii) by either Roslyn or T R Financial, if either of their respective Board of Directors so determines by vote of a majority of the members of their entire respective Boards if the stockholders of Roslyn or T R Financial do not approve the Merger Agreement; provided, however, that Roslyn or T R Financial will only be entitled to terminate the Merger Agreement if it has complied in all material respects with its obligations to solicit the support of its respective stockholders for the Merger Agreement and has complied, in all material respects, with its representations and warranties made in the Merger Agreement; (iii) by either Roslyn or T R Financial, if either (a) any approval, consent or waiver of a governmental agency required to permit consummation of the transactions contemplated by the Merger Agreement shall have been denied or
(b) any governmental authority of competent jurisdiction shall have issued a final, unappealable order enjoining or otherwise prohibiting consummation of the transactions contemplated by the Merger Agreement; (iv) by either Roslyn or T R Financial, if its Board of Directors so determines by vote of majority of the members of its entire Board, in the event that the Merger is not consummated by January 31, 1999 ("Initial Termination Date"); provided, that if, as of such date, all necessary regulatory or governmental approvals, consents or waivers required to consummate the transactions contemplated by the Merger Agreement shall not have been obtained but all other conditions to the consummation of the Merger (other than the delivery of executed documents at the Closing) shall be fulfilled, the Initial Termination Date shall be extended to March 31, 1999, unless the failure to so consummate by such time is due to the breach of any representation, warranty or covenant contained in the Merger Agreement by the party seeking to terminate; or (v) by T R Financial, as discussed below under "--Price-Based Termination."

PRICE-BASED TERMINATION

     The Merger Agreement provides that if the "Roslyn Market Value" on the "Valuation Date" (see the definitions in the following paragraph for the meanings of the capitalized terms in this paragraph which previously have not been defined) is less than $20.72 (the "Absolute Termination Condition"), or if both the Roslyn Market Value on the Valuation Date is less than $22.10 and the "Roslyn Ratio" is less than the "Index

Ratio" (the "Relative Termination Condition"), then T R Financial may, if the
T R Financial Board so determines by a majority vote of the entire T R Financial Board, at any time during the five-day period commencing on the Valuation Date, elect to terminate the Merger Agreement. T R Financial may make such an election by giving prompt written notice thereof to Roslyn during such five-day period, and such termination would be effective on the 30th day following the Valuation Date (the "Effective Termination Date"). If, on the Valuation Date, both the Absolute Termination Condition and the Relative Termination Condition are applicable, T R Financial could exercise its termination rights under either condition. If T R Financial elects to exercise its termination rights under the Merger Agreement, it may withdraw such election at any time prior to the Effective Termination Date. If T R Financial exercises its termination rights under the Relative Termination Condition, no such termination will occur and the Merger Agreement will remain in full force and effect if Roslyn agrees to increase the Exchange Ratio to equal the lesser of (i) a number equal to a fraction, the numerator of which is 2.05 multiplied by the "Initial Roslyn Market Value" and the denominator of which is the Roslyn Market Value on the Valuation Date, and (ii) a number equal to a fraction, the numerator of which is the Index Ratio multiplied by 2.05 and the denominator of which is the Roslyn Ratio. If T R Financial exercises its rights under the Relative Termination Condition, Roslyn may elect, during the five-day period commencing with its receipt of the written termination notice of T R Financial, to exercise its option to increase the Exchange Ratio under the Relative Termination Condition by giving, within such five-day period, written notice to T R Financial of such election and the revised Exchange Ratio, in which case the Merger Agreement would remain in full force and effect in accordance with its terms, except that the Exchange Ratio would have been so increased.

     The "Roslyn Market Value" means the average of the daily closing sales prices of a share of Roslyn Common Stock (and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the Nasdaq National Market for the 15 consecutive trading days immediately preceding the Valuation Date. "Valuation Date" means the day that is the latest of: (i) the day on which the last of the required regulatory approvals for the Merger is obtained; (ii) the day of the expiration of the last required regulatory waiting period; and (iii) the day on which the last of the required stockholder approvals is obtained. The "Roslyn Ratio" means the number obtained by dividing the Roslyn Market Value on the Valuation Date by the Initial Roslyn Market Value. The "Initial Roslyn Market Value" (i.e., $27.625) means the closing sales price of a share of Roslyn Common Stock, as reported on the Nasdaq National Market, on May 22, 1998, the trading day immediately preceding the public announcement of the Merger Agreement. The "Index Ratio" means the number obtained by dividing the "Final Index Price" by the "Initial Index Price" and then subtracting 0.15 from the quotient. "Final Index Price" means the sum of the Final Prices for each company comprising the Index Group multiplied by the weighting set forth opposite such company's name in the definition of Index Group below. "Final Price" with respect to any company belonging to the Index Group, means the average of the daily closing sales prices of a share of common stock of such company (and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded, for the 30 consecutive trading days immediately preceding the Valuation Date. "Index Group" means the 24 financial institution holding companies listed below, the common stock of all of which shall be publicly traded and as to which there shall not have been an Acquisition Transaction involving such company publicly announced at any time during the period beginning on the date of the Merger Agreement and ending on the Valuation Date. "Initial Index Price" means the sum of the per share closing sales price of the common stock of each company comprising the Index Group multiplied by the applicable weighting, as such prices are reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded on the trading day immediately preceding the public announcement of the Merger Agreement. The 24 financial institution holding companies and the weights attributed to them as of the date of this Joint Proxy Statement/Prospectus are as follows:

       INDEX GROUP                                                     WEIGHTING
       -----------                                                     ---------
       Anchor Bancorp Wisconsin ......................................    2.42%
       Astoria Financial Corporation .................................    4.65%
       Bank United Corp. .............................................    5.05%
       Bay View Capital Corp. ........................................    2.05%
       Commonwealth Bancorp, Inc. ....................................    1.23%
       Charter One Financial, Inc. ...................................   15.19%
       Commercial Federal Corp. ......................................    4.33%
       Dime Bancorp, Inc. ............................................   10.42%
       Dime Community Bancorp, Inc. ..................................    1.11%
       GreenPoint Financial Corp. ....................................   10.84%
       Haven Bancorp, Inc. ...........................................    0.72%
       Independence Community Bank Corp. .............................    4.25%
       InterWest Bancorp, Inc. .......................................    1.80%
       JSB Financial, Inc. ...........................................    1.82%
       MAF Bancorp ...................................................    2.68%
       Peoples Heritage Financial ....................................    4.12%
       Queens County Bancorp, Inc. ...................................    3.14%
       Reliance Bancorp, Inc. ........................................    1.16%
       Richmond County Financial Corp. ...............................    1.56%
       Sovereign Bancorp, Inc. .......................................    7.82%
       St. Paul Bancorp ..............................................    2.70%
       Staten Island Bancorp, Inc. ...................................    3.19%
       Washington Federal Inc. .......................................    4.87%
       Webster Financial Corporation .................................    2.88%
                                                                        ------
                                                                        100.00%
                                                                        ======

     In the event that the common stock of any such company ceases to be publicly traded or an Acquisition Transaction involving any such company is announced at any time during the period beginning on the date of the Merger Agreement and ending on the Valuation Date, such company is removed from the Index Group, and the weights attributed to the remaining companies are adjusted proportionately for purposes of determining the Final Index Price and the Initial Index Price. In this regard, ALBANK Financial Corporation was removed from the Index Group pursuant to the Merger Agreement because it has agreed to be merged with and into Charter One Financial, Inc. In addition, if any company in the Index Group declares or effects a stock split, stock dividend, recapitalization, exchange of shares or similar transaction between the date of the Merger Agreement and the Valuation Date, the price of the common stock of such company is adjusted appropriately. In this regard, the price of Anchor Bancorp Wisconsin, Charter One Financial, Inc., InterWest Bancorp, Inc., MAF Bancorp and Queens County Bancorp, Inc. have been adjusted to reflect a stock split, stock dividend, recapitalization, exchange of shares or similar transaction by such companies.

     During the period following the execution of the Merger Agreement and preceding the mailing of this Joint Proxy Statement/Prospectus, there has been substantial volatility in U.S. and foreign stock markets. The closing sales price of Roslyn Common Stock, as reported on the Nasdaq National Market, has declined from $27.625 on May 22, 1998 (the trading date immediately preceding the public announcement of the Merger Agreement) to $17.50 on November 13, 1998 (the latest practicable trading date prior to the mailing of this Joint Proxy Statement/Prospectus), which is a decline of 36.65%. Hence, the dollar value of the consideration to be received by T R Financial stockholders in connection with the Merger has declined from $56.63 per share ($27.625 x 2.05) to $35.88 per share ($17.50 x 2.05) over the same period.

     If November 16, 1998 had been defined by the Merger Agreement to be the Valuation Date and the Roslyn Market Value, the Roslyn Ratio and the Index Ratio had been determined as of that date, the Roslyn Market Value, the Roslyn Ratio and the Index Ratio would have been $17.396, 62.97% and 61.97%, respectively. In such case, T R Financial could have terminated the Merger Agreement under the Absolute Termination Condition because $17.396 is below $20.72, but not under the Relative Termination Condition because, even though $17.396 is below $22.10, the Roslyn Ratio is not less than the Index Ratio. Roslyn and T R Financial do not know as of the date of this Joint Proxy Statement/Prospectus whether either or both of the termination conditions will be applicable on the Valuation Date, since the actual Valuation Date is in the future and cannot be earlier than December 22, 1998 (the day of the Meetings), and have not yet determined what action, if any, each might take under the Merger Agreement if either or both of the termination conditions are applicable on the actual Valuation Date. Such decision can only be made during the five-day period commencing on the Valuation Date in accordance with the Merger Agreement and will only be made after careful review of all relevant factors and only after T R Financial reviews all such factors with its legal and financial advisors. Subject to applicable law, such decision will be made by the T R Financial Board based upon what it believes to be in the best long-term interests of T R Financial stockholders as determined at that time.

     The price of Roslyn Common Stock has been below the level set forth under the Absolute Termination Condition for several months, and, during such period, has also sometimes been below the level set forth under the Relative Termination Condition. The T R Financial Board has decided to disclose to stockholders of T R Financial and Roslyn its present intention with respect to the termination conditions if, as of the Valuation Date, (i) the price of Roslyn Common Stock is below the level set forth under either, or both, of the termination conditions, and (ii) the absolute prices of Roslyn Common Stock and T R Financial Common Stock, the prices of Roslyn Common Stock and T R Financial Common Stock as compared to those of other financial institution holding companies, the absolute and relative trends of such stocks at that time, the sale of control premiums then being offered in other transactions, Roslyn's and T R Financial's operating performance and projected future operating performance, and other general business, market and economic conditions are, in the aggregate, substantially the same as or not materially less favorable than, they were as of November 13, 1998.

     Based upon the 15-consecutive-trading day average closing price of Roslyn Common Stock as of November 13, 1998 and the other factors set forth above, it is the present intention of the T R Financial Board that: (i) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as or not materially less favorable than they were on November 13, 1998, T R Financial would not elect to terminate the Merger Agreement under the Absolute Termination Condition; (ii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, materially less favorable than they were as of November 13, 1998, T R Financial would elect to terminate the Merger Agreement under the Absolute Termination Condition; and (iii) if, as of the Valuation Date, the price of Roslyn Common Stock and the other factors set forth above are, in the aggregate, substantially the same as they were on November 13, 1998 and the price of Roslyn Common Stock is below the levels set forth under the Relative Termination Condition, T R Financial would elect to terminate the Merger Agreement under the Relative Termination Condition, subject to Roslyn's election to increase the Exchange Ratio, in which case the Merger Agreement would remain in full force and effect except that the Exchange Ratio would have been increased.

     The foregoing sets forth the present intention of the T R Financial Board with respect to an assumed set of facts. It is not a final decision, and is based upon an assumed set of facts. T R FINANCIAL DOES NOT HAVE THE RIGHT TO TERMINATE THE MERGER AGREEMENT PURSUANT TO EITHER THE ABSOLUTE TERMINATION CONDITION OR THE RELATIVE TERMINATION CONDITION UNTIL THE VALUATION DATE.

     The financial information set forth in this Joint Proxy
Statement/Prospectus reflects an Exchange Ratio of 2.05 and does not reflect any increased Exchange Ratio that may result if T R Financial exercises its right to terminate the Merger Agreement under the Relative Termination Condition and Roslyn elects to increase the Exchange Ratio so that the Merger Agreement remains in full force and effect in accordance with its terms.

     ILLUSTRATION 1. For the purposes of the following illustration, assume that the Valuation Date had been on October 26, 1998, at which time the Roslyn Market Value, the Roslyn Ratio and the Index Ratio were $15.73, 56.94% and 59.76%, respectively. Under these assumptions, T R Financial would have the right to terminate the Merger Agreement under either the Absolute Termination Condition or the Relative Termination Condition because:

     (i)  the Roslyn Market Value of $15.73 is less than $20.72; and

     (ii) the Roslyn Market Value of $15.73 is less than $22.10 and the Roslyn Ratio of 56.94% is less than the Index Ratio of 59.76%.

     If T R Financial exercised its termination rights under the Absolute Termination Condition because the Roslyn Market Value of $15.73 was less than $20.72, the Merger Agreement would be terminated on the Effective Termination Date. If T R Financial exercised its termination rights under the Relative Termination Condition because the Roslyn Market Value of $15.73 was less than $22.10 and the Roslyn Ratio of 56.94% was less than the Index Ratio of 59.76%, the Merger Agreement would be terminated on the Effective Termination Date unless Roslyn exercised its option to increase the Exchange Ratio in accordance with the formula set forth in the Merger Agreement, in which case the Merger Agreement would remain in full force and effect in accordance with its terms, except that the Exchange Ratio would have been increased. Pursuant to the formula set forth in the Merger Agreement, in order to avoid termination of the Merger Agreement under the Relative Termination Condition, Roslyn would have to increase the Exchange Ratio from 2.05 to the lesser of the following:

     (i) 3.600, which is the product of 2.05 (the Exchange Ratio) multiplied by $27.625 (the price of a share of Roslyn Common Stock on May 22, 1998) divided by $15.73 (the Roslyn Market Value); or

     (ii) 2.152, which is the product of 2.05 (the Exchange Ratio) multiplied by 59.76% (the Index Ratio) divided by 56.94% (the Roslyn Ratio).

     Pursuant to these formulas, Roslyn would have to increase the Exchange Ratio from 2.05 to 2.152 in order to avoid termination of the Merger Agreement under the Relative Termination Condition. The information used in this illustration is for informational purposes only, and reflects stock prices as if the Valuation Date had been October 26, 1998. If the Valuation Date had been November 16, 1998, the Roslyn Market Value, the Roslyn Ratio and the Index Ratio would have been $17.396, 62.97% and 61.97%, respectively, and as of such date, T R Financial would have had the ability to exercise its termination rights only under the Absolute Termination Condition, and not under the Relative Termination Condition.

     ILLUSTRATION 2. For the purposes of the following illustration, assume the same facts as the previous illustration except that the Index Ratio is 56%. Under these assumptions, T R Financial would have the right to terminate the Merger Agreement under only the Absolute Termination Condition because:

     (i)  the Roslyn Market Value of $15.73 is less than $20.72; but

     (ii) the Roslyn Ratio of 56.94% is greater than the Index Ratio of 56%.

     If T R Financial exercised its termination rights under the Absolute Termination Condition because the Roslyn Market Value of $15.73 was less than $20.72, the Merger Agreement would be terminated on the Effective Termination Date, and Roslyn would have no right to elect to increase the Exchange Ratio in order to avoid termination of the Merger Agreement.

NASDAQ NATIONAL MARKET LISTING

     Roslyn Common Stock is listed on the Nasdaq National Market. Roslyn has agreed to use reasonable efforts to cause the shares of Roslyn Common Stock to be issued in the Merger to be approved for quotation on the Nasdaq National Market, subject to official notice of issuance, prior to or at the Effective Time. The obligations of the parties to consummate the Merger are subject to the listing of such shares on the Nasdaq National Market or on such other market on which shares of Roslyn Common Stock shall then be trading. See "CConditions to the Merger" above.

ANTICIPATED ACCOUNTING TREATMENT

     The Merger has been structured to qualify as a pooling-of-interests for accounting and financial reporting purposes. Under this method of accounting, the recorded amount of assets and liabilities of Roslyn and T R Financial will be combined at the Effective Time and carried forward at their previously recorded amounts and the stockholders' equity accounts of Roslyn and T R Financial will be combined on Roslyn's consolidated balance sheet. Income and other financial statements of Roslyn issued after the Effective Time will be restated retroactively to reflect the consolidated operations of Roslyn and T R Financial as if Roslyn and T R Financial have always been combined. In order to achieve pooling-of-interests accounting treatment, T R Financial is required to sell approximately 222,000 shares of T R Financial Common Stock, presently held in the treasury account of T R Financial, prior to the consummation of the Merger.

     The Merger Agreement provides that a condition to each of Roslyn's and T R Financial's obligation to consummate the Merger is the receipt of a letter from Roslyn's independent accountants to the effect that the Merger qualifies for pooling-of-interests accounting treatment. See "CConditions to the Merger" above.

     For information concerning certain restrictions to be imposed on the transferability of Roslyn Common Stock to be received by affiliates of T R Financial in order, among other things, to ensure the availability of pooling-of-interests accounting treatment, see "CResales of Roslyn Common Stock by Affiliates" below.

     The unaudited pro forma condensed combined consolidated financial information contained in this Joint Proxy Statement/Prospectus has been prepared using the pooling-of-interests accounting method to account for the Merger. See "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

     The following is a discussion of the material federal income tax consequences of the Merger to Roslyn, T R Financial and the holders of T R Financial Common Stock. The discussion is based upon the Code, Treasury regulations, Internal Revenue Service (the "Service") rulings, and judicial and administrative decisions in effect as of the date hereof, all of which are subject to change at any time, possibly with retroactive effect. This discussion assumes that T R Financial Common Stock is held as a "capital asset" within the meaning of Section 1221 of the Code (i.e., property generally held for investment). In addition, this discussion does not address all of the tax consequences that may be relevant to a holder of T R Financial Common Stock in light of his or her particular circumstances or to holders subject to special rules, such as foreign persons, financial institutions, tax-exempt organizations, dealers in securities or foreign currencies or insurance companies. The opinions of counsel referred to in this section will be based on facts existing at the Effective Time, and in rendering such opinions, such counsel will require and rely upon representations contained in certificates of officers of Roslyn, T R Financial and others.

     HOLDERS OF T R FINANCIAL COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF ANY FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS.

     It is a condition to the obligations of Roslyn and T R Financial to consummate the Merger that Roslyn and T R Financial each shall have received an opinion of their respective counsel, dated as of the Effective Date, in form and substance customary in transactions of the type contemplated by the Merger Agreement and reasonably satisfactory to Roslyn and T R Financial, respectively, that the Merger will be treated as a reorganization within the meaning of
Section 368(a) of the Code and that, accordingly, for federal income tax purposes:

     (i) no gain or loss will be recognized by Roslyn, Roslyn Savings, T R Financial or Roosevelt Savings as a result of the Merger;

     (ii) no gain or loss will be recognized by the stockholders of T R Financial who exchange all of their T R Financial Common Stock solely for Roslyn Common Stock pursuant to the Merger (except with respect to cash received in lieu of a fractional share interest in Roslyn Common Stock);

     (iii) the tax basis of Roslyn Common Stock received by stockholders who exchange their T R Financial Common Stock for Roslyn Common Stock in the Merger will be the same as the tax basis of T R Financial Common Stock surrendered pursuant to the Merger, reduced by any amount allocable to a fractional share interest for which cash is received; and

     (iv) the holding period of Roslyn Common Stock received by each stockholder in the Merger will include the holding period of T R Financial Common Stock exchanged therefor, provided that such stockholder held such T R Financial Common Stock as a capital asset on the Effective Date.

RESALES OF ROSLYN COMMON STOCK BY AFFILIATES

     The shares of Roslyn Common Stock to be issued in the Merger will be registered under the Securities Act and will be freely transferable under the Securities Act, except for shares issued to any T R Financial stockholder who may be deemed to be an "affiliate" of T R Financial for purposes of Rule 145 under the Securities Act. Affiliates of T R Financial may not sell their shares of Roslyn Common Stock acquired in connection with the Merger except pursuant to an effective registration statement under the Securities Act covering such shares or in compliance with Rule 145 or another applicable exemption from the registration requirements of the Securities Act. This Joint Proxy Statement/Prospectus does not cover any resales of Roslyn Common Stock received in the Merger by persons who may be deemed to be affiliates of T R Financial. Persons who may be deemed to be affiliates of T R Financial generally include individuals or entities that control, are controlled by or are under common control with, T R Financial, and may include certain officers and directors as well as principal stockholders of T R Financial.

     The Commission guidelines regarding qualifying for pooling-of-interests accounting treatment also limit sales by affiliates of the acquiring and acquired companies in a business combination. The Commission guidelines indicate further that the pooling-of-interests method of accounting will generally not be challenged on the basis of sales by affiliates of the acquiring or acquired company if they do not dispose of any of the shares of the corporation they own or shares of a corporation they receive in connection with a merger during the period beginning 30 days before the effective date of the merger and ending when financial results covering at least 30 days of post-merger operations of the combined entity have been published. Roslyn has agreed in the Merger Agreement to use its best efforts to publish such results no later than 30 days after the end of the first calendar month ending 30 days after the Effective Time.

     Roslyn and T R Financial have each obtained from each person who is an affiliate (for purposes of Rule 145 of the Securities Act and for purposes of qualifying the Merger for pooling-of-interests accounting treatment) of such party and has delivered to the other party a written agreement intended to ensure compliance with the Securities Act and preserve the ability to treat the Merger as a pooling-of-interests.

NO APPRAISAL RIGHTS

     Pursuant to Section 262(b) of the Delaware General Corporation Law, the stockholders of a constituent corporation in a merger generally are not entitled to appraisal rights if the shares of stock they own are, as of the record date fixed to determine stockholders entitled to notice of and to vote at the meeting to act upon the agreement providing for such merger, either listed on a national securities exchange or designated as a national market system security on the Nasdaq National Market, or held of record by more than 2,000 stockholders. However, stockholders that would otherwise not have appraisal rights pursuant to the provisions described in the previous sentence are entitled to appraisal rights if such stockholders are required by the terms of the merger to accept for their stock anything except (i) shares of the corporation surviving the merger, (ii) shares of stock which are either listed on a national securities exchange, designated as a national market system security on the Nasdaq National Market or held of record by more than 2,000 stockholders, or (iii) cash in lieu of fractional shares of stock described in (i) and (ii) above or any combination thereof. T R Financial stockholders are not entitled to appraisal rights generally because the shares of T R Financial Common Stock are listed on the Nasdaq National Market and such stockholders are not entitled to appraisal rights in connection with the Merger because the shares of Roslyn Common Stock to be issued in the Merger will be listed on the Nasdaq National Market at the Effective Time, subject to official notice of issuance. In addition, there are more than 2,000 holders of record of Roslyn Common Stock.

EXPENSES

     All costs and expenses incurred in connection with the Merger Agreement, the Merger Stock Option Agreements and the transactions contemplated thereby shall be paid by the party incurring such costs and expenses, except that Roslyn and T R Financial shall share equally in the expenses incurred in connection with printing and mailing this Joint Proxy Statement/Prospectus.

EFFECTIVE TIME

     The Merger will become effective at the Effective Time set forth in the Certificate of Merger which will be filed with the Secretary of State of the State of Delaware in accordance with applicable law. The Certificate of Merger will be filed no later than five days following the date on which the expiration of the last applicable waiting period in connection with notices to and approvals of regulatory or governmental authorities occurs and all conditions to the Merger are satisfied or waived, unless another date is agreed to in writing by Roslyn and T R Financial. See "CConditions to the Merger." The closing of the transactions contemplated by the Merger Agreement will take place on the date of such filing. It is expected that a period of time will elapse between the Meetings and the Effective Time while the parties seek to obtain the regulatory or governmental approvals required to consummate the Merger. There can be no assurance that such regulatory or governmental approvals will be obtained, and if obtained, there can be no assurance as to the date of any such approval. There can likewise be no assurance that the Department of Justice or the New York State Attorney General will not challenge the Merger or, if such a challenge is made, the result thereof. See "CRegulatory Approvals Required for the Merger."

CONVERSION OF SHARES; PROCEDURES FOR EXCHANGE OF CERTIFICATES; FRACTIONAL SHARES

     ROSLYN. Shares of Roslyn capital stock (including Roslyn Common Stock) issued and outstanding immediately prior to the Effective Time will remain issued and outstanding and be unaffected by the Merger, and holders of such stock will not be required to exchange the certificates representing such stock or take any other action by reason of the consummation of the Merger.

     T R FINANCIAL. As promptly as practicable after the Effective Time, and in no event more than five business days thereafter, a bank or trust company selected by Roslyn and reasonably satisfactory to T R Financial, acting in the capacity of exchange agent (the "Exchange Agent"), will mail to each former holder of record of T R Financial Common Stock a form of letter of transmittal, together with instructions for the exchange of such holder's certificates representing shares of T R Financial Common Stock for certificates representing shares of Roslyn Common Stock and cash in lieu of any fractional share interest.

     HOLDERS OF T R FINANCIAL COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE THE FORM OF LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM THE EXCHANGE AGENT, AND SHOULD NOT RETURN SUCH STOCK CERTIFICATES WITH THE ENCLOSED PROXY.

     Upon surrender to the Exchange Agent of one or more certificates representing shares of T R Financial Common Stock, together with a properly completed letter of transmittal, there will be issued and mailed to the holder of T R Financial Common Stock surrendering such items a certificate, or certificates, representing the number of shares of Roslyn Common Stock to which such holder is entitled, if any, and, where applicable, a check for the amount representing any fractional share interest determined in the manner described below, without interest. The T R Financial certificate, or certificates, so surrendered will be canceled.

     No dividend or other distribution declared after the Effective Time with respect to Roslyn Common Stock will be paid to the holder of any unsurrendered T R Financial certificate until the holder surrenders such certificate, at which time the holder will be entitled to receive all previously withheld dividends and distributions, without interest.

     After the Effective Time, there will be no transfers on the stock transfer books of T R Financial of shares of T R Financial Common Stock issued and outstanding immediately prior to the Effective Time. If certificates representing shares of T R Financial Common Stock are presented for transfer after the Effective Time, they will be canceled and exchanged for certificates representing shares of Roslyn Common Stock.

     Neither the Exchange Agent, Roslyn, T R Financial, nor any other person, will be liable to any former holder of T R Financial Common Stock for any amount properly delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

     If a certificate for T R Financial Common Stock has been lost, stolen or destroyed, the Exchange Agent will issue the consideration properly payable in accordance with the Merger Agreement upon receipt of appropriate evidence as to such loss, theft or destruction, appropriate evidence as to the ownership of such certificate by the claimant, and appropriate and customary indemnification.

     No fractional shares of Roslyn Common Stock will be issued in the Merger. Instead, the Merger Agreement provides that each holder of shares of T R Financial Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Roslyn Common Stock will receive, in lieu thereof, cash in an amount equal to such fractional share interest of Roslyn Common Stock multiplied by the Roslyn Market Value. No such holder will be entitled to dividends, voting rights or any other rights as a stockholder with respect to any fractional share which such holder would otherwise have been entitled to receive.

                         CERTAIN RELATED TRANSACTIONS

MERGER STOCK OPTION AGREEMENTS

     The following is a summary of the material provisions of the Merger Stock Option Agreements, which are attached hereto as Annex B and Annex C. The following summary is qualified in its entirety by reference to the Merger Stock Option Agreements. Execution of the Merger Stock Option Agreements were conditions to the parties entering into the Merger Agreement.

     T R FINANCIAL MERGER STOCK OPTION AGREEMENT. Concurrently with the execution of the Merger Agreement, Roslyn and T R Financial entered into the T R Financial Merger Stock Option Agreement. The T R Financial Merger Stock Option Agreement is designed to enhance the likelihood that the Merger will be successfully consummated in accordance with the terms contemplated by the Merger Agreement and Roslyn insisted on such agreement for that reason. Pursuant to the T R Financial Merger Stock Option Agreement, T R Financial granted Roslyn the option to purchase up to 3,488,068 authorized but unissued shares (the "Merger Stock Option Shares") of T R Financial Common Stock (representing approximately 19.9% of the issued and outstanding shares of T R Financial Common Stock on May 25, 1998) at a price of $38.625 per share, subject to adjustment in certain circumstances. Each Merger Stock Option Share issued upon exercise of the Roslyn Merger Stock Option shall be accompanied by the related T R Financial Right issued pursuant to the T R Financial Rights Agreement.

     Provided that (i) Roslyn is not in material breach of the agreements or covenants contained in the Merger Agreement or the T R Financial Merger Stock Option Agreement and (ii) no preliminary or permanent injunction or other order against the delivery of the shares covered by the Roslyn Merger Stock Option issued by any court of competent jurisdiction in the United States shall be in effect, Roslyn may exercise the Roslyn Merger Stock Option, in whole or in part, at any time and from time to time, following the occurrence of a Purchase Event (as defined below); provided, however, that the Roslyn Merger Stock Option shall terminate and be of no further force or effect upon the earliest to occur of (a) the Effective Time, (b) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event (as defined below) other than a termination thereof by Roslyn under certain circumstances (a "Default Termination"), (c) 18 months after a Default Termination or (d) 18 months after termination of the Merger Agreement (other than a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event; provided, however, that any purchase of shares upon exercise of the Roslyn Merger Stock Option shall be subject to compliance with applicable law.

     A "Purchase Event" means any of the following events:

     (i) Without Roslyn's prior written consent, T R Financial shall have authorized, recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose, or T R Financial shall have entered into an agreement with any person (other than Roslyn or any subsidiary of Roslyn) to effect (a) a merger, consolidation or similar transaction involving T R Financial or any of its significant subsidiaries, (b) the disposition, by sale, lease, exchange or otherwise, of assets or deposits of T R Financial or any of its significant subsidiaries representing in either case 10% or more of the consolidated assets or deposits of T R Financial and its subsidiaries, other than in the ordinary course of business or (c) the issuance, sale or other disposition by T R Financial of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of T R Financial or any of its significant subsidiaries (each of (a), (b) or (c), an "Acquisition Transaction"); or

     (ii) Any person (other than Roslyn or any subsidiary of Roslyn) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which Roslyn or any subsidiary of Roslyn is a member, shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the voting power of T R Financial or any of its significant subsidiaries.

     A "Preliminary Purchase Event" means any of the following events:

     (i) Any person (other than Roslyn or any subsidiary of Roslyn) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange
          Act) or shall have filed a registration statement under the Securities Act with respect to a tender offer or exchange offer to purchase any shares of T R Financial Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of T R Financial Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

     (ii) The stockholders of T R Financial shall not have approved the Merger Agreement by the requisite vote at the T R Financial Meeting, the T R Financial Meeting shall not have been held or shall have been canceled prior to termination of the Merger Agreement or the T R Financial Board shall have withdrawn or modified in a manner adverse to Roslyn the recommendation of the T R Financial Board with respect to the Merger Agreement, in each case after it shall have been publicly announced that any person (other than Roslyn or any subsidiary of Roslyn) shall have (a) made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction, (b) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer or (c) filed an application (or given a notice), whether in draft or final form, under the BHC Act, the Home Owners' Loan Act of 1933, as amended ("HOLA"), the Bank Merger Act or the CBCA, for approval to engage in an Acquisition Transaction; or

     (iii) Any person (other than Roslyn or any subsidiary of Roslyn) shall have made a bona fide proposal to T R Financial or its stockholders by public announcement, or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction; or

     (iv) After a proposal is made by a third party to T R Financial or its stockholders to engage in an Acquisition Transaction, or such third party states its intention to T R Financial to make such a proposal if the Merger Agreement terminates, and thereafter T R Financial shall have breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach would entitle Roslyn to terminate the Merger Agreement under Section 6.1(b) thereof (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Merger Agreement).

     T R Financial shall notify Roslyn promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event of which it has knowledge, it being understood that the giving of such notice by T R Financial shall not be a condition to the right of Roslyn to exercise the Roslyn Merger Stock Option.

     As provided for in the T R Financial Merger Stock Option Agreement, in the event Holder (meaning the holder of the Roslyn Merger Stock Option from time to time, the initial holder being Roslyn) wishes to exercise the Roslyn Merger Stock Option, it shall send to T R Financial a written notice (the "Roslyn Merger Option Notice"), the date of which is herein referred to as the "Notice Date," specifying (i) the total number of Roslyn Merger Stock Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 45 business days from the Notice Date for the closing (the "Option Closing") of such purchase; provided, that the first Roslyn Merger Option Notice shall be sent to T R Financial within 180 days after the first Purchase Event of which Roslyn has been notified. If prior notification to or approval of any regulatory authority is required in connection with any such purchase, T R Financial shall cooperate with Roslyn in the filing of the required notice of application for approval and the obtaining of such approval, and the Option Closing shall occur promptly following such regulatory approvals and any mandatory waiting periods. Any exercise of the Roslyn Merger Stock Option shall be deemed to occur on the Notice Date relating thereto.

     The T R Financial Merger Stock Option Agreement provides that Roslyn may require, under certain circumstances, T R Financial to repurchase the Roslyn Merger Stock Option and all the shares of T R Financial Common Stock purchased by Roslyn pursuant to the T R Financial Merger Stock Option Agreement on the terms and conditions set forth therein.

     The T R Financial Merger Stock Option Agreement contains a provision limiting the aggregate realizable value to Roslyn from the Roslyn Merger Stock Option to $50 million plus reasonable expenses.

     ROSLYN MERGER STOCK OPTION AGREEMENT. Concurrently with the execution of the Merger Agreement, Roslyn and T R Financial entered into the Roslyn Merger Stock Option Agreement. The Roslyn Merger Stock Option Agreement is designed to enhance the likelihood that the Merger will be successfully consummated in accordance with the terms contemplated by the Merger Agreement and T R Financial insisted on such agreement for that reason. Pursuant to the Roslyn Merger Stock Option Agreement, Roslyn granted T R Financial the option to purchase up to 8,238,591 authorized but unissued shares of Roslyn Common Stock (representing approximately 19.9% of the issued and outstanding shares of Roslyn Common Stock on May 25, 1998) at a price of $27.625 per share, subject to adjustment in certain circumstances. Except for the number of shares issuable pursuant to the Roslyn Merger Stock Option Agreement and the exercise price, the Roslyn Merger Stock Option Agreement is identical to the T R Financial Merger Stock Option Agreement in regard to all material terms and conditions, including the $50 million profit limitation.

     EFFECT OF THE MERGER STOCK OPTION AGREEMENTS. The Merger Stock Option Agreements are intended to increase the likelihood that the Merger will be consummated in accordance with the terms of the Merger Agreement. Consequently, certain aspects of the Merger Stock Option Agreements may have the effect of discouraging persons who might now or prior to the Effective Time be interested in acquiring all of or a significant interest in Roslyn or T R Financial from considering or proposing such an acquisition. The acquisition of Roslyn or T R Financial or an interest therein, or an agreement to acquire all or part of Roslyn or T R Financial, could cause the Merger Stock Options to become exercisable. The existence of the Merger Stock Option Agreements could significantly increase the cost to a potential acquiror of acquiring either Roslyn or T R Financial compared to its cost had the Merger Stock Option Agreements not been entered into. Such increased cost might discourage a potential acquiror from considering or proposing an acquisition. Moreover, following consultation with Roslyn's and T R Financial's respective independent accountants, Roslyn's and T R Financial's respective managements believe that the exercise of either of the Merger Stock Options is likely to prohibit any acquiror from accounting for any acquisition of either of the parties using the pooling-of-interests accounting method for a period of two years following such exercise. Accordingly, the existence of the Merger Stock Option Agreements may deter significantly, or completely preclude, an acquisition of either of the parties by certain other banking organizations. The Roslyn and T R Financial Boards took this factor into account before approving the Merger Stock Option Agreements. See "THE MERGERCRecommendation of the Roslyn Board; Roslyn's Reasons for the Merger" and "CRecommendation of the T R Financial Board; T R Financial's Reasons for the Merger."

AMENDMENT TO T R FINANCIAL RIGHTS AGREEMENT

     On July 19, 1994, T R Financial adopted the T R Financial Rights Agreement, pursuant to which T R Financial's stockholders of record as of August 2, 1994 each received a dividend of one T R Financial Right for each share of T R Financial Common Stock held. In connection with the execution of the Merger Agreement, T R Financial amended the T R Financial Rights Agreement to clarify that, for purposes of determining whether Roslyn (as well as its affiliates and associates) is an Acquiring Person, as defined in the T R Financial Rights Agreement, Roslyn shall not be deemed to be a Beneficial Owner, as defined in the T R Financial Rights Agreement, or to beneficially own any securities as a result of the execution and delivery of the Merger Agreement, the consummation of the Merger, the execution and delivery of the T R Financial Merger Stock Option Agreement or Roslyn's right to acquire, or acquisition of, T R Financial Common Stock pursuant to the T R Financial Merger Stock Option Agreement.

BANK MERGER AGREEMENT

     In connection with the Merger, Roslyn Savings and Roosevelt Savings have entered into the Bank Merger Agreement pursuant to which Roosevelt Savings and Roslyn Savings will merge. The Merger Agreement permits an alternative structure under which the Bank Merger can be structured so that Roosevelt Savings can merge into Roslyn Savings or Roslyn Savings can merge into Roosevelt Savings, in either case, with the resulting bank being named "The Roslyn Savings Bank." See "THE MERGERCManagement and Operations Following the Merger." The Bank Merger Agreement may be terminated by mutual consent of the parties at any time and will be terminated automatically in the event the Merger Agreement is terminated.

                   CERTAIN BANKING REGULATORY CONSIDERATIONS

GENERAL

     Roslyn Savings is a New York State-chartered stock savings bank and its deposit accounts are insured up to applicable limits by the FDIC under the BIF. Roslyn Savings is subject to extensive regulation by the Superintendent and the New York Banking Board (the "NYBB" and collectively with the Superintendent, the "NYBD"), as its chartering agency, and by the FDIC, as the deposit insurer. Roslyn Savings must file reports with the NYBD and the FDIC concerning its activities and financial condition, in addition to obtaining regulatory approvals prior to entering into certain transactions such as establishing branches and mergers with, or acquisitions of, other depository institutions. There are periodic examinations by the NYBD and the FDIC to assess Roslyn's compliance with various regulatory requirements and financial condition. This regulation and supervision establishes a framework of activities in which a savings bank can engage and is intended primarily for the protection of the insurance fund and depositors. The regulatory structure also gives the regulatory authorities extensive discretion in connection with their supervisory and enforcement activities and examination policies, including policies with respect to the classification of assets and the establishment of adequate loan loss reserves for regulatory purposes. Any change in such regulation, whether by the NYBD, the FDIC or through legislation, could have a material adverse impact on Roslyn and Roslyn Savings and their operations and stockholders. Roslyn is also required to file certain reports with, and otherwise comply with the rules and regulations of, the OTS and the NYBD. Certain of the regulatory requirements applicable to Roslyn and to Roslyn Savings are referred to below or elsewhere herein. This description of the statutory provisions and regulations applicable to Roslyn and Roslyn Savings does not purport to be complete, and is qualified in its entirety by reference to such statutes and regulations.

NEW YORK STATE LAW

     Roslyn Savings derives its lending, investment and other authority primarily from the applicable provisions of NYBL and the regulations of the NYBD, as limited by FDIC regulations. See "CInvestment Activities." Under these laws and regulations, savings banks, including Roslyn Savings, may invest in real estate mortgages, consumer and commercial loans, certain types of debt securities, including certain corporate debt securities and obligations of federal, state and local governments and agencies, certain types of corporate equity securities and certain other assets. Under the statutory authority for investing in equity securities, a savings bank may directly invest up to 7.5% of its assets in certain corporate stock and may also invest up to 7.5% of its assets in certain mutual fund securities. Investment in the stock of a single corporation is limited to the lesser of 2% of the outstanding stock of such corporation or 1% of the savings bank's assets, except as set forth below. Such equity securities must meet certain tests of financial performance. A savings bank's lending powers are not subject to percentage of asset limitations, although there are limits applicable to single borrowers. A savings bank may also, pursuant to the "leeway" authority, make investments not otherwise authorized under the NYBL. This authority permits investments not otherwise authorized of up to 1% of the savings bank's assets in any single investment, subject to certain restrictions, and to an aggregate limit for all such investments of up to 5% of assets. Additionally, in lieu of investing in such securities in accordance with and reliance upon the specific investment authority set forth in the NYBL, savings banks are authorized to elect to invest under a "prudent person" standard in a wider range of debt and equity securities as compared to the types of investments permissible under such specific investment authority. However, in the event a savings bank elects to utilize the "prudent person" standard, it will be unable to avail itself of the other provisions of the NYBL and regulations which set forth specific investment authority. A New York State-chartered stock savings bank may also exercise trust powers upon approval of the NYBD.

     New York State-chartered savings banks may also invest in subsidiaries under their service corporation investment power. A savings bank may use this power to invest in corporations that engage in various activities authorized for savings banks, plus any additional activities which may be authorized by the NYBB. Investment by a savings bank in the stock, capital notes and debentures of its service corporations is limited to 3% of the bank's assets, and such investments, together with the bank's loans to its service corporations, may not exceed 10% of the savings bank's assets.

     The exercise by an FDIC-insured New York State-chartered savings bank of the lending and investment powers of a savings bank under the NYBL is limited by FDIC regulations and other federal laws and regulations. In particular, the applicable provisions of the NYBL and regulations governing the investment authority and activities of an FDIC insured state-chartered savings bank have been effectively limited by the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and the FDIC regulations issued pursuant thereto. See "--Investment Activities."

     With certain limited exceptions, a New York State-chartered savings bank may not make loans or extend unsecured credit for commercial, corporate or business purposes (including lease financing) to a single borrower, the aggregate amount of which would be in excess of 15% of the bank's net worth. Roslyn Savings currently complies with all applicable loans-to-one-borrower limitations.

     Under the NYBL, a New York State-chartered stock savings bank may declare and pay dividends out of its net profits, unless there is an impairment of capital, but approval of the Superintendent is required if the total of all dividends declared in a calendar year would exceed the total of its net profits for that year combined with its retained net profits of the preceding two years, subject to certain adjustments.

     Under the NYBL, the Superintendent may issue an order to a New York State-chartered banking institution to appear and explain an apparent violation of law, to discontinue unauthorized or unsafe practices and to keep prescribed books and accounts. Upon a finding by the NYBB that any director, trustee or officer of any banking organization has violated any law, or has continued unauthorized or unsafe practices in conducting the business of the banking organization after having been notified by the Superintendent to discontinue such practices, such director, trustee or officer may be removed from office by the NYBB after notice and an opportunity to be heard. The Superintendent also may take possession of a banking organization under specified statutory criteria. Roslyn Savings does not know of any past or current practice, condition or violation that might lead to any proceeding by the Superintendent or the NYBB against Roslyn Savings or any of its trustees or officers.

FDIC REGULATIONS

     CAPITAL REQUIREMENTS. The FDIC has adopted risk-based capital guidelines to which Roslyn Savings is subject. The guidelines establish a systematic analytical framework that makes regulatory capital requirements more sensitive to differences in risk profiles among banking organizations. Roslyn Savings is required to maintain minimum levels of regulatory capital in relation to its regulatory risk-weighted assets. The ratio of such regulatory capital to regulatory risk-weighted assets is referred to as Roslyn Savings' "risk- based capital ratio." Risk-based capital ratios are determined by allocating assets and specified off-balance sheet items to four risk-weighted categories ranging from 0% to 100%, with higher levels of capital being required for the categories considered as representing greater risk.

     These guidelines divide a savings bank's capital into two tiers. The first tier ("Tier I") includes common equity, retained earnings, certain non-cumulative perpetual preferred stock (excluding auction rate issues) and minority interests in equity accounts of consolidated subsidiaries, less goodwill and other intangible assets (except mortgage servicing rights and purchased credit card relationships subject to certain limitations). Supplementary ("Tier II") capital includes, among other items, cumulative perpetual and long- term limited-life preferred stock, mandatory convertible securities, certain hybrid capital instruments, term subordinated debt and the allowance for loan and lease losses, subject to certain limitations, less required deductions. Savings banks are required to maintain a total risk-based capital ratio of at least 8%, of which at least 4% must be Tier I capital.

     In addition, the FDIC has established regulations prescribing a minimum Tier I leverage ratio (ratio of Tier I capital to adjusted total average balance of assets as specified in the regulations). These regulations provide for a minimum Tier I leverage ratio of 3% for banks that meet certain specified criteria, including that they have the highest examination rating and are not experiencing or anticipating significant growth. All other banks are required to maintain a Tier I leverage ratio of 3% plus an additional cushion of at least 100 to 200 basis points. The federal banking agencies, including the FDIC, have established a uniform minimum Tier 1 leverage ratio of 4% for all but the highest rated banks. The FDIC may, however, set higher leverage and risk-based capital requirements on individual institutions when particular circumstances warrant. Savings banks experiencing or anticipating significant growth are expected to maintain capital ratios, including tangible capital positions, well above the minimum levels.

     The following is a summary of Roslyn Savings' regulatory capital ratios at June 30, 1998:


     Tier 1 Risk-Based Capital......................      21.59%
     Total Risk-Based Capital.......................      22.84%
     Leverage Capital...............................      11.00%



     In August 1995, the FDIC, along with the other federal banking agencies, adopted a regulation providing that the agencies will take account of the exposure of a bank's capital and economic value to changes in interest rate risk in assessing a bank's capital adequacy. According to the agencies, applicable considerations include the quality of the bank's interest rate risk management process, the overall financial condition of the bank and the level of other risks at the bank for which capital is needed. Institutions with significant interest rate risk may be required to hold additional capital. The agencies also have issued a joint policy statement providing guidance on interest rate risk management, including a discussion of the critical factors affecting the agencies' evaluation of interest rate risk in connection with capital adequacy. The agencies have determined not to proceed with a previously issued proposal to develop a supervisory framework for measuring interest rate risk and an explicit capital component for interest rate risk.

     The following is a summary of Roosevelt Savings' regulatory capital ratios at June 30, 1998:


     Tier 1 Risk-Based Capital.....................       16.31%
     Total Risk-Based Capital......................       17.34%
     Leverage Capital..............................       5.95%


     STANDARDS FOR SAFETY AND SOUNDNESS. Federal law requires each federal banking agency to prescribe for depository institutions under its jurisdiction standards relating to, among other things, internal controls; information systems and audit systems; loan documentation; credit underwriting; interest rate risk exposure; asset growth; compensation; fees and benefits; and such other operational and managerial standards as the agency deems appropriate. The federal banking agencies adopted final regulations and Interagency Guidelines Establishing Standards for Safety and Soundness (the "Guidelines") to implement these safety and soundness standards. The Guidelines set forth the safety and soundness standards that the federal banking agencies use to identify and address problems at insured depository institutions before capital becomes impaired. The Guidelines address internal controls and information systems; internal audit system; credit underwriting; loan documentation; interest rate risk exposure; asset growth; asset quality; earnings; and compensation, fees and benefits. If the appropriate federal banking agency determines that an institution fails to meet any standard prescribed by the Guidelines, the agency may require the institution to submit to the agency an acceptable plan to achieve compliance with the standard, as required by the Federal Deposit Insurance Act, as amended, ("FDI Act"). The final regulation establishes deadlines for the submission and review of such safety and soundness compliance plans.

     REAL ESTATE LENDING STANDARDS. The FDIC and the other federal banking agencies have adopted regulations that prescribe standards for extensions of credit that (i) are secured by real estate or (ii) are made for the purpose of financing the construction or improvements on real estate. The FDIC regulations require each institution to establish and maintain written internal real estate lending standards that are consistent with safe and sound banking practices and appropriate to the size of the institution and the nature and scope of its real estate lending activities. The standards also must be consistent with accompanying FDIC guidelines, which include loan-to-value limitations for the different types of real estate loans. Institutions are also permitted to make a limited amount of loans that do not conform to the proposed loan-to-value limitations so long as such exceptions are reviewed and justified appropriately. The guidelines also list a number of lending situations in which exceptions to the loan-to-value standard are justified.

     DIVIDEND LIMITATIONS. The FDIC has authority to use its enforcement powers to prohibit a savings bank from paying dividends if, in its opinion, the payment of dividends would constitute an unsafe or unsound practice. Federal law prohibits the payment of dividends by a bank that will result in the bank failing to meet applicable minimum capital requirements on a pro forma basis. Additionally, Roslyn Savings, as a subsidiary of a savings and loan holding company, is required to provide the OTS with 30 days' prior written notice before declaring any dividend. The Plan of Conversion governing Roslyn Savings' 1997 conversion to stock form also restricts the institution's payment of dividends in the event the dividend would impair the liquidation account established in connection with the conversion. In addition, the liquidation account established by Roosevelt Savings in connection with its conversion to stock form may not be impaired by the payment of dividends. Roslyn Savings is also subject to dividend declaration restrictions imposed by New York State law. See "CNew York State Law."

INVESTMENT ACTIVITIES

     Since the enactment of FDICIA, all insured state-chartered banks, including savings banks and their subsidiaries, have generally been limited to activities as principal and equity investments of the types and in the amounts authorized for national banks, notwithstanding state law. FDICIA and the FDIC regulations thereunder permit certain exceptions to these limitations. For example, certain state-chartered banks, such as Roslyn Savings, may, with FDIC approval, continue to exercise state authority to invest in common or preferred stocks listed on a national securities exchange or the Nasdaq National Market and in the shares of investment companies registered under the Investment Company Act of 1940, as amended. Such banks may also continue to sell savings bank life insurance. In addition, the FDIC is authorized to permit such institutions to engage in state authorized activities or investments that do not meet this standard (other than non-subsidiary equity investments) for institutions that meet all applicable capital requirements if it is determined that such activities or investments do not pose a significant risk to the BIF. The FDIC has recently proposed revisions to its regulations governing the procedures for institutions seeking approval to engage in such activities or investments. These proposed revisions would, among other things, streamline certain application procedures for healthy banks and impose certain quantitative and qualitative restrictions on a bank's dealings with its subsidiaries engaged in activities not permitted for national bank subsidiaries. All non-subsidiary equity investments, unless otherwise authorized or approved by the FDIC, must have been divested by December 19, 1996, pursuant to a FDIC-approved divestiture plan unless such investments were grandfathered by the FDIC. Roslyn Savings received grandfathering authority from the FDIC in February, 1993 to invest in listed stocks and/or registered shares subject to the maximum permissible investment of 100% of Tier 1 capital, as specified by the FDIC's regulations, or the maximum amount permitted by the NYBL, whichever is less. Such grandfathering authority is subject to termination upon the FDIC's determination that such investments pose a safety and soundness risk to Roslyn Savings or in the event Roslyn Savings converts its charter, other than a mutual to stock conversion, or undergoes a change in control. As of June 30, 1998, Roslyn Savings had $110.6 million of securities which were permissible under such grandfathering authority.

PROMPT CORRECTIVE REGULATORY ACTION

     Federal law requires, among other things, that federal bank regulatory authorities take "prompt corrective action" with respect to banks that do not meet minimum capital requirements. For these purposes, the law establishes five capital categories: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized, and critically undercapitalized.

     The FDIC has adopted regulations to implement the prompt corrective action legislation. Among other things, the regulations define the relevant capital measures for the five capital categories. An institution is deemed to be "well capitalized" if it has a total risk-based capital ratio of 10% or greater, a Tier I risk-based capital ratio of 6% or greater, and a leverage ratio of 5% or greater, and is not subject to a regulatory order, agreement or directive to meet and maintain a specific capital level for any capital measure. An institution is deemed to be "adequately capitalized" if it has a total risk-based capital ratio of 8% or greater, a Tier I risk-based capital ratio of 4% or greater, and generally a leverage ratio of 4% or greater. An institution is deemed to be "undercapitalized" if it has a total risk-based capital ratio of less than 8%, a Tier I risk-based capital ratio of less than 4%, or generally a leverage ratio of less than 4%. An institution is deemed to be "significantly undercapitalized" if it has a total risk-based capital ratio of less than 6%, a Tier I risk-based capital ratio of less than 3%, or a leverage ratio of less than 3%. An institution is deemed to be "critically undercapitalized" if it has a ratio of tangible equity (as defined in the regulations) to total assets that is equal to or less than 2%.

         "Undercapitalized" banks are subject to growth, capital distribution (including dividend) and other limitations and are required to submit a capital restoration plan. A bank's compliance with such plan is required to be guaranteed by any company that controls the undercapitalized institution in an amount equal to the lesser of 5.0% of the bank's total assets when deemed undercapitalized or the amount necessary to achieve the status of adequately capitalized. If an "undercapitalized" bank fails to submit an acceptable plan, it is treated as if it is "significantly undercapitalized." "Significantly undercapitalized" banks are subject to one or more of a number of additional restrictions, including but not limited to an order by the FDIC to sell sufficient voting stock to become adequately capitalized, requirements to reduce total assets and cease receipt of deposits from correspondent banks or dismiss directors or officers, and restrictions on interest rates paid on deposits, compensation of executive officers and capital distributions by the parent holding company. "Critically undercapitalized" institutions also may not, beginning 60 days after becoming "critically undercapitalized," make any payment of principal or interest on certain subordinated debt or extend credit for a highly leveraged transaction or enter into any material transaction outside the ordinary course of business. In addition, "critically undercapitalized" institutions are subject to appointment of a receiver or conservator. Generally, subject to a narrow exception, the appointment of a receiver or conservator is required for a "critically undercapitalized" institution within 270 days after it obtains such status.

TRANSACTIONS WITH AFFILIATES

         Under current federal law, transactions between depository institutions and their affiliates are governed by Sections 23A and 23B of the Federal Reserve Act. An affiliate of a savings bank is any company or entity that controls, is controlled by, or is under common control with the savings bank, other than a nonbanking subsidiary of the bank. In a holding company context, at a minimum, the parent holding company of a savings bank and any companies which are controlled by such parent holding company are affiliates of the savings bank. The FRB has proposed regulations that would treat as an affiliate any subsidiary of a savings bank that engages in activities not permissible for the parent savings bank to engage in directly. Generally, Section 23A limits the extent to which the savings bank or its subsidiaries may engage in "covered transactions" with any one affiliate to an amount equal to 10% of such savings bank's capital stock and surplus, and contains an aggregate limit on all such transactions with all affiliates to an amount equal to 20% of such capital stock and surplus. The term "covered transaction" includes the making of loans or other extensions of credit to an affiliate; the purchase of assets from an affiliate, the purchase of, or an investment in, the securities of an affiliate; the acceptance of securities of an affiliate as collateral for a loan or extension of credit to any person; or issuance of a guarantee, acceptance, or letter of credit on behalf of an affiliate. Section 23A also establishes specific collateral requirements for loans or extensions of credit to, or guarantees, acceptances or letters of credit issued on behalf of an affiliate. Section 23B requires that covered transactions and a broad list of other specified transactions be on terms substantially the same, or no less favorable, to the savings bank or its subsidiary as similar transactions with nonaffiliates.

         Further, Section 22(h) of the Federal Reserve Act restricts a savings bank with respect to loans to directors, executive officers, and principal stockholders. Under Section 22(h), loans to directors, executive officers and stockholders who control, directly or indirectly, 10% or more of voting securities of a savings bank, and certain related interests of any of the foregoing, may not exceed, together with all other outstanding loans to such persons and affiliated entities, the savings bank's total capital and surplus.
Section 22(h) also prohibits loans above amounts prescribed by the appropriate federal banking agency to directors, executive officers, and stockholders who control 10% or more of voting securities of a stock savings bank, and their respective related interests, unless such loan is approved in advance by a majority of the board of directors of the savings bank. Any "interested" director may not participate in the voting. The loan amount (which includes all other outstanding loans to such person) as to which such prior board of director approval is required, is the greater of $25,000 or 5% of capital and surplus or any loans over $500,000. Further, pursuant to Section 22(h), loans to directors, executive officers and principal stockholders must be made on terms substantially the same as offered in comparable transactions to other persons except for extensions of credit made pursuant to a benefit or compensation program that is widely available to the institution's employees and does not give preference to insiders over other employees. Section 22(g) of the Federal Reserve Act places additional limitations on loans to executive officers.

ENFORCEMENT

         The FDIC has extensive enforcement authority over insured savings banks, including Roslyn Savings. This enforcement authority includes, among other things, the ability to assess civil money penalties, to issue cease and desist orders and to remove directors and officers. In general, these enforcement actions may be initiated in response to violations of laws and regulations and to unsafe or unsound practices.

         The FDIC has authority under federal law to appoint a conservator or receiver for an insured savings bank under certain circumstances. The FDIC is required, with certain exceptions, to appoint a receiver or conservator for an insured state savings bank if that savings bank was "critically undercapitalized" on average during the calendar quarter beginning 270 days after the date on which the savings bank became "critically undercapitalized." For this purpose, "critically undercapitalized" means having a ratio of tangible capital to total assets of less than 2%. See "--Prompt Corrective Regulatory Action." The FDIC may also appoint a conservator or receiver for an insured state savings bank on the basis of the institution's financial condition or upon the occurrence of certain events, including: (i) insolvency (whereby the assets of the savings bank are less than its liabilities to depositors and others);
(ii) substantial dissipation of assets or earnings through violations of law or unsafe or unsound practices; (iii) existence of an unsafe or unsound condition to transact business; (iv) likelihood that the savings bank will be unable to meet the demands of its depositors or to pay its obligations in the normal course of business; and (v) insufficient capital, or the incurring or likely incurring of losses that will deplete substantially all of the institution's capital with no reasonable prospect of replenishment of capital without federal assistance.

INSURANCE OF DEPOSIT ACCOUNTS

         The FDIC has adopted a risk-based insurance assessment system. The FDIC assigns an institution to one of three capital categories based on the institution's financial information, as of the reporting period ending seven months before the assessment period, consisting of (i) well capitalized, (ii) adequately capitalized or (iii) undercapitalized, and one of three supervisory subcategories within each capital group. The supervisory subgroup to which an institution is assigned is based on a supervisory evaluation provided to the FDIC by the institution's primary federal regulator and additional information which the FDIC determines to be relevant to the institution's financial condition and the risk posed to the deposit insurance funds. An institution's assessment rate depends on the capital category and supervisory category to which it is assigned. Deposits of Roslyn Savings are presently insured by the BIF. Assessment rates for BIF deposits, exclusive of assessments for Financing Corporation ("FICO") bonds described below, currently range from 0 basis points to 27 basis points, and the FDIC has determined to retain such range of assessment rates for the second half of 1998. The FDIC is authorized to raise the assessment rates in certain circumstances, including to maintain or achieve the designated reserve ratio of 1.25%, which requirement the BIF currently meets. The FDIC has exercised its authority to raise rates in the past and may raise insurance premiums in the future. If such action is taken by the FDIC, it could have an adverse effect on the earnings of Roslyn Savings. In addition, recent legislation requires BIF-insured institutions like Roslyn Savings to assist in the payment of FICO bonds.

         Under the FDI Act, insurance of deposits may be terminated by the FDIC upon a finding that the institution has engaged in unsafe or unsound practices, is in an unsafe or unsound condition to continue operations or has violated any applicable law, regulation, rule, order or condition imposed by the FDIC. The management of Roslyn Savings does not know of any practice, condition or violation that might lead to termination of deposit insurance.

PAYMENT OF FICO BONDS

         Beginning on January 1, 1997, BIF deposits are also assessed for payments on bonds issued by FICO, which were issued in the late 1980's to recapitalize the predecessor Savings Association Insurance Fund ("SAIF"). For the third quarter of 1998, the FICO assessment rates, on an annual basis, are
1.22 basis points for BIF-assessable deposits and 6.10 basis points for SAIF-assessable deposits. Full pro rata sharing of the FICO payments by BIF members will occur on the earlier of January 1, 2000 or the date the BIF and SAIF are merged.

FEDERAL RESERVE SYSTEM

         The FRB regulations require depository institutions to maintain non-interest-earning reserves against their transaction accounts (primarily NOW and regular checking accounts). The FRB regulations generally require that reserves be maintained against aggregate transaction accounts as follows: for that portion of transaction accounts aggregating $47.8 million or less (subject to adjustment by the FRB) the reserve requirement is 3%; and for accounts greater than $47.8 million, the reserve requirement is $1.4 million plus 10% (subject to adjustment by the FRB between 8% and 14%) against that portion of total transaction accounts in excess of $47.8 million. The first $4.7 million of otherwise reservable balances (subject to adjustments by the FRB) are exempted from the reserve requirements. Roslyn Savings is in compliance with the foregoing requirements. Because required reserves must be maintained in the form of either vault cash, a non-interest-bearing account at a Federal Reserve Bank or a pass-through account as defined by the FRB the effect of this reserve requirement is to reduce Roslyn Savings' interest-earning assets.

COMMUNITY REINVESTMENT ACT

         NEW YORK STATE REGULATION. Roslyn Savings is also subject to provisions of the NYBL which impose continuing and affirmative obligations upon banking institutions organized in New York State to serve the credit needs of its local community ("NYCRA"), which are substantially similar to those imposed by the CRA. Pursuant to the NYCRA, a bank must file copies of all Federal CRA reports with the NYBD. The NYCRA also requires the Superintendent to consider a bank's NYCRA rating when reviewing a bank's application to engage in certain transactions, including mergers, asset purchases and the establishment of branch offices or automated teller machines, and provides that such assessment may serve as a basis for the denial of any such application. The New York regulations require a biennial assessment of a bank's compliance with the NYCRA, utilizing a four-tiered rating system, and require the NYBD to make available to the public such rating and a written summary of the results.

         FEDERAL REGULATION. Under the CRA, as implemented by FDIC regulations, a savings bank has a continuing and affirmative obligation consistent with its safe and sound operation to help meet the credit needs of its entire community, including low- and moderate-income neighborhoods. The CRA does not establish specific lending requirements or programs for financial institutions nor does it limit an institution's discretion to develop the types of products and services that it believes are best suited to its particular community, consistent with the CRA. The CRA requires the FDIC, in connection with its examination of a savings institution, to assess the institution's record of meeting the credit needs of its community and to take such record into account in its evaluation of certain applications by such institution. The FDIC utilizes a four- tier descriptive rating system in its CRA evaluations. Public disclosure is made of such evaluations.

         At the most recent examination by the NYBD, Roslyn Savings received a CRA performance rating of "Satisfactory." During the examination, based on a statistical review, the NYBD identified certain discrepancies in the frequency and amount of "overages" charged to minority borrowers as compared to non-minority borrowers by a wholly owned residential mortgage banking subsidiary of Roslyn Savings. Overages are increased amounts charged to borrowers either in the form of a higher interest rate or points. The NYBD alleged that minority borrowers were charged higher rates and/or points more frequently than non-minority borrowers. The statistical analysis employed by the NYBD, however, did not involve a variable for geographic market factors on the basis that the Roslyn Savings subsidiary had utilized centralized underwriting, statewide rate sheets and uniform policies and procedures throughout New York State. A comprehensive statistical analysis performed on behalf of Roslyn Savings, which included geographic market factors, found no disparate treatment of minority borrowers. In any event, the NYBD required, and in order to avoid protracted and costly litigation, Roslyn Savings agreed, that its subsidiary and the NYBD would enter into a remediation agreement. Pursuant to such agreement, Roslyn, among other things, established a $3 million fund to provide reimbursement to certain borrowers of the subsidiary.

         In addition, the FDIC, in its most recent examination, identified the same discrepancies as the NYBD described above and required Roslyn to enter into a memorandum to improve its compliance program. The FDIC assigned Roslyn Savings a "Needs to Improve" rating.

         Subsequent to the execution of the above-referenced agreements, the FDIC and the NYBD both approved Roslyn Savings' applications to establish branch offices in Bay Shore, New York, Oceanside, New York and Smithtown, New York.

HOLDING COMPANY REGULATION

         As a unitary savings and loan holding company, Roslyn generally is not restricted under existing laws as to the types of business activities in which it may engage. Upon any non-supervisory acquisition by Roslyn of another savings association to be held as a separate subsidiary, Roslyn would become a multiple savings and loan holding company and would be subject to extensive limitations on the types of business activities in which it could engage. The HOLA limits the activities of a multiple savings and loan holding company and its non-insured institution subsidiaries primarily to activities permissible for bank holding companies under Section 4(c)(8) of the BHC Act, subject to the prior approval of the OTS, and to other activities authorized by OTS regulations. Multiple savings and loan holding companies are prohibited from acquiring or retaining, with certain exceptions, more than 5% of the voting shares of a non-subsidiary holding company or other company engaged in activities other than those permitted by the HOLA.

         Recently enacted legislation provides that the BIF and the SAIF will merge on January 1, 1999 if there are no more savings associations as of that date. Several bills have been introduced in the current Congress that would eliminate the federal thrift charter and the OTS. The bill that was passed by the House of Representatives in May 1998 would subject unitary savings and loan holding companies to the activities restrictions generally applicable to other depository institution holding companies under the legislation and would not require state savings banks, such as Roslyn Savings, to change their charter. A grandfathering provision would allow existing unitary savings and loan holding companies to continue to engage in activities permitted a unitary savings and loan holding company under existing law and that grandfather could be transferred to acquirers. Unless the grandfather date in the bill is changed, Roslyn would qualify for the grandfather if the legislation is enacted. Roslyn Savings in unable to predict whether the legislation will be enacted or, given such uncertainty, determine the extent to which the legislation, if enacted, would affect its business.

         The HOLA prohibits a savings and loan holding company, directly or indirectly, or through one or more subsidiaries, from acquiring more than 5% of the voting stock of another savings association or holding company thereof or from acquiring such an institution or company by merger, consolidation or purchase of its assets, without prior written approval of the OTS. In evaluating applications by holding companies to acquire savings institutions, the OTS must consider the financial and managerial resources and future prospects of the company and institution involved, the effect of the acquisition on the risk to the insurance funds, the convenience and needs of the community and competitive factors.

         The OTS is prohibited from approving any acquisition that would result in a multiple savings and loan holding company controlling savings institutions in more than one state, except: (i) interstate supervisory acquisitions by savings and loan holding companies, and (ii) the acquisition of a savings institution in another state if the laws of the state of the target savings institution specifically permit such acquisitions. The states vary in the extent to which they permit interstate savings and loan holding company acquisitions.

         In order to elect and continue to be regulated as a savings and loan holding company by the OTS (rather than as a bank holding company by the FRB), Roslyn Savings must continue to qualify as a Qualified Thrift Lender ("QTL"). In order to qualify as a QTL, Roslyn Savings must maintain compliance with a Qualified Thrift Lender Test ("QTL Test"). Under the QTL Test, a savings institution is required to maintain at least 65% of its "portfolio assets" (total assets less: (i) specified liquid assets up to 20% of total assets; (ii) intangibles, including goodwill; and (iii) the value of property used to conduct business) in certain "qualified thrift investments" (primarily residential mortgages and related investments, including certain mortgage- backed and related securities) in at least 9 months out of each 12-month period. A holding company of a savings institution that fails the QTL Test must either convert to a bank holding company and thereby become subject to the regulation and supervision of the FRB or operate under certain restrictions. As of June 30, 1998, Roslyn Savings maintained in excess of 65% its portfolio assets in qualified thrift investments. Roslyn Savings also met the QTL Test in each of the prior 12 months and, therefore, met the QTL Test. Recent legislative amendments have broadened the scope of "qualified thrift investments" that go toward meeting the QTL Test to fully include credit card loans, student loans and small business loans. A savings association may also satisfy the QTL Test by qualifying as a "domestic building and loan association" as defined in the Code.

         NEW YORK STATE HOLDING COMPANY REGULATION. In addition to the federal holding company regulations, a bank holding company organized or doing business in New York State may be also subject to regulation under the NYBL. The term "bank holding company," for the purposes of the NYBL, is defined generally to include any person, company or trust that directly or indirectly either controls the election of a majority of the directors or owns, controls or holds with power to vote more than 10% of the voting stock of a bank holding company or, if the company is a banking institution, another banking institution, or 10% or more of the voting stock of each of two or more banking institutions, including commercial banks and state savings banks and savings and loan associations organized in stock form. In general, a holding company controlling, directly or indirectly, only one banking institution will not be deemed to be a bank holding company for the purposes of the NYBL. Under the NYBL, the prior approval of the NYBD is required before: (i) any action is taken that causes any company to become a bank holding company; (ii) any action is taken that causes any banking institution to become or to be merged or consolidated with a subsidiary of a bank holding company; (iii) any bank holding company acquires direct or indirect ownership or control of more than 5% of the voting stock of a banking institution; (iv) any bank holding company or subsidiary thereof acquires all or substantially all of the assets of a banking institution; or (v) any action is taken that causes any bank holding company to merge or consolidate with another bank holding company. Additionally, certain restrictions apply to New York State bank holding companies regarding the acquisition of banking institutions which have been chartered five years or less and are located in smaller communities. Officers, directors and employees of New York State bank holding companies are subject to limitations regarding their affiliation with securities underwriting or brokerage firms and other bank holding companies and limitations regarding loans obtained from its subsidiaries.

INTERSTATE BANKING AND BRANCHING

         Roslyn, as a savings and loan holding company, is limited under HOLA with respect to its acquisition of a savings association located in a state other than New York. In general, a savings and loan holding company may not acquire an additional savings association subsidiary that is located in a state other than the home state of its first savings association subsidiary unless such an interstate acquisition is permitted by the statutes of such other state. Many states permit such interstate acquisitions if the statutes of the home state of the acquiring savings and loan holding company satisfy various reciprocity conditions. New York is one of a number of states that permit out-of-state bank and savings and loan holding companies to acquire New York savings banks and savings associations.

         In contrast, bank holding companies are generally authorized to acquire banking subsidiaries in more than one state irrespective of any state law restrictions on such acquisitions. The Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 ("Interstate Banking Act"), which was enacted on September 29, 1994, permits approval under the BHC Act of the acquisition of a bank located outside of the holding company's home state regardless of whether the acquisition is permitted under the law of the state of the acquired bank. The FRB may not approve an acquisition under the BHC Act that would result in the acquiring holding company controlling more than 10% of the deposits in the United States or more than 30% of the deposits in any particular state.

         In the past, branching across state lines was not generally available to a state bank such as Roslyn Savings. Out-of-state branches of savings banks are authorized under the NYBL, but similar authority does not exist generally under the laws of most other states. The Interstate Banking Act permitted, beginning June 1, 1997, the responsible federal banking agencies to approve merger transactions between banks located in different states, regardless of whether the merger would be prohibited under the law of the two states. The Interstate Banking Act also permitted a state to "opt in" to the provisions of the Interstate Banking Act prior to June 1, 1997, and permitted a state to "opt out" of the provisions of the Interstate Banking Act by adopting appropriate legislation, beginning June 1, 1997, before that date. Accordingly, the Interstate Banking Act, permits a bank, such as Roslyn Savings, to acquire branches in a state other than New York unless the other state has opted out of the Interstate Banking Act. The Interstate Banking Act also authorizes de novo branching into another state if the host state enacts a law expressly permitting out-of-state banks to establish such branches within its borders.

         The Interstate Banking Act may facilitate the further consolidation of the banking industry. The effect of the Interstate Banking Act on Roslyn Savings, if any, is likely to occur as banking institutions, state legislators, and bank regulators respond to the new federal regulatory structure. The states will have to establish appropriate corporate law, tax and regulatory structures to adjust to the growth of new interstate banks.

                      DESCRIPTION OF ROSLYN CAPITAL STOCK

GENERAL

         The authorized capital stock of Roslyn consists of 100,000,000 shares of Roslyn Common Stock and 10,000,000 shares of preferred stock, par value $0.01 per share ("Roslyn Preferred Stock"), issuable in one or more series with such terms and at such times and for such consideration as the Roslyn Board determines. As of May 25, 1998, 41,399,959 shares of Roslyn Common Stock (excluding 2,242,500 shares of treasury stock) and no shares of Roslyn Preferred Stock had been issued.

         As of June 30, 1998, approximately 4,364,246 shares of Roslyn Common Stock had been reserved for issuance pursuant to the Roslyn Incentive Plan.

         The following description contains a summary of all the material features of the capital stock of Roslyn but does not purport to be complete and is subject in all respects to the applicable provisions of the Delaware General Corporate Law (the "DGCL") and is qualified in its entirety by reference to the Certificate of Incorporation of Roslyn (the "Roslyn Certificate").

COMMON STOCK

         The outstanding shares of Roslyn Common Stock are fully paid and nonassessable. Holders of Roslyn Common Stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders and have no preemptive rights. See also "MEETING OF ROSLYN STOCKHOLDERS--Proxies; Voting and Revocation of Proxies" for additional limitations on the voting rights of Roslyn Common Stock. Holders of Roslyn Common Stock are not entitled to cumulative voting rights with respect to the election of directors. Roslyn Common Stock is neither redeemable nor convertible into other securities, and there are no sinking fund provisions.

         Subject to the preferences applicable to any shares of Roslyn Preferred Stock outstanding at the time, holders of Roslyn Common Stock are entitled to dividends when and as declared by the Roslyn Board from funds legally available therefor and are entitled, in the event of liquidation, to share ratably in all assets remaining after payment of liabilities.

         The Roslyn Certificate and Roslyn's Bylaws provide that the Roslyn Board is to be divided into three classes which shall be as nearly equal in number as possible. Directors are elected by classes to three-year terms, so that approximately one-third of the directors of Roslyn are elected at each annual meeting of the stockholders. In addition, Roslyn's Bylaws provide that the power to fill vacancies is vested in the Roslyn Board. The overall effect of such provisions may be to prevent a person or entity from seeking to acquire control of Roslyn through an increase in the number of directors on the Roslyn Board and the election of designated nominees to fill such newly created vacancies.

PREFERRED STOCK

         Roslyn Preferred Stock may be issued with such designations, powers, preferences and rights as the Roslyn Board may from time to time determine. The Roslyn Board can, without stockholder approval, issue Roslyn Preferred Stock with voting, dividend, liquidation and conversion rights which could dilute the voting strength of the holders of Roslyn Common Stock and may assist management in impeding an unfriendly takeover or attempted change in control. Roslyn presently does not have plans to issue Roslyn Preferred Stock.

                     COMPARISON OF RIGHTS OF STOCKHOLDERS

GENERAL

         Roslyn and T R Financial are both Delaware corporations subject to the provisions of the DGCL. If the Merger is consummated, the holders of T R Financial Common Stock, whose rights are currently protected by the DGCL and governed under the T R Financial Certificate of Incorporation and the T R Financial Bylaws will, at the Effective Time, automatically become stockholders of Roslyn and continue to have rights protected by DGCL but governed under the Roslyn Certificate and Roslyn's Bylaws. The material differences between the rights of the holders of T R Financial Common Stock and the rights of holders of Roslyn Common Stock as described in the respective companies' certificates of incorporation and bylaws are summarized below. Except for the provisions described below, the Roslyn Certificate and Roslyn's Bylaws are substantially equivalent to the T R Financial Certificate of Incorporation and T R Financial's Bylaws.

         The following summary highlights the material differences affecting the rights of holders of Roslyn Common Stock and T R Financial Common Stock under their respective certificates of incorporation and bylaws. This summary contains a list of the material differences but is not meant to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by reference to the governing corporate instruments of Roslyn and T R Financial. Copies of such governing instruments of Roslyn and T R Financial are available, without charge, to any person, including any beneficial owner to whom this Joint Proxy Statement/Prospectus is delivered, and may be obtained by following the instructions listed under "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

QUORUM

         Roslyn. Roslyn's Bylaws provide that, in the event that a meeting of stockholders is adjourned because a quorum was not present, if notice of the adjourned special meeting is sent to all stockholders entitled to vote at such meeting advising them that the adjourned meeting will be held with those present constituting a quorum, then a quorum may be achieved by the shares of stock entitled to vote who are present in person or by proxy at such meeting.

         T R Financial. T R Financial's Bylaws do not contain a similar provision.

CALLING STOCKHOLDER MEETINGS

         ROSLYN. The Roslyn Board has the discretion to designate a person to call a meeting of the stockholders to order. In the absence of such designated person, the Chairman of the Roslyn Board is obligated to serve as the alternate. In the absence of the Chairman of the Roslyn Board, a majority of the stockholders entitled to vote who are present, in person or by proxy, may designate a person to call the meeting to order. That person shall act as chairman of the meeting.

         T R FINANCIAL. The Chairman of the T R Financial Board, or in his absence, the President of T R Financial, or in his absence, such person as the T R Financial Board may have designated, shall call stockholder meetings to order. In the absence of any of the foregoing, the majority of the stockholders entitled to vote, who are present in person or by proxy, may designate a person to act as chairman of the meeting and call the meeting to order.

              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                             FINANCIAL STATEMENTS

         The following statements set forth certain condensed financial information for Roslyn and T R Financial on an unaudited pro forma condensed combined consolidated basis giving effect to the merger of T R Financial into Roslyn as if the Merger had become effective on June 30, 1998, in the case of the balance sheet information presented, and as if the Merger had become effective at the beginning of the periods indicated, in the case of the income statement information presented. The pro forma information in the statements assumes that the Merger is accounted for using the pooling-of-interests method of accounting. See "THE MERGER--Anticipated Accounting Treatment." These statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements, including the notes thereto, of Roslyn and T R Financial incorporated by reference herein. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE."

         The pro forma condensed combined consolidated financial information set forth in the following tables does not reflect the expected cost savings and revenue enhancement opportunities that could result from the Merger or any other items of income or expense which may result from the Merger, except as set forth in Note 4 to the "UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS." The unaudited pro forma condensed combined consolidated financial data is presented for informational purposes only and is not necessarily indicative of the combined financial position or results of operations that would have occurred if the Merger had been consummated on June 30, 1998, or at the beginning of the periods indicated or which may be obtained in the future. Roslyn became a publicly traded company on January 10, 1997, therefore no Roslyn per share data is included for prior periods.

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                       STATEMENT OF FINANCIAL CONDITION
                                  (UNAUDITED)

                               AT JUNE 30, 1998
                                (In thousands)


                                                                -----------------------------------------------------------------
                                                                                                 PRO FORMA               ROSLYN
                                                                ROSLYN       T R FINANCIAL      ADJUSTMENTS             PRO FORMA
                                                                ------       -------------      -----------             ---------

ASSETS:
     Cash and due from banks........................        $    28,724        $   22,656      $        --            $    51,380
     Short-term investments.........................             58,500                --               --                 58,500
     Loans held for sale............................             41,551                --               --                 41,551
     Securities available-for-sale..................          2,382,261           503,392           (7,472)(1)(2)(3)    2,878,181
     Securities held-to-maturity....................            118,592         1,258,852                               1,377,444
     Federal Home Loan Bank of New York
          Stock, at cost............................                 --            40,029               --                 40,029
     Loans receivable held-for investment:
     Loans, net of unearned income and fees.........          1,186,308         2,256,021               --              3,442,329
     Allowance for loan losses......................            (24,629)          (15,367)              --                (39,996)
                                                             ----------        ----------       -----------            ----------
     Net loans......................................          1,161,679         2,240,654               --              3,402,333
                                                             ----------        ----------       -----------            ----------
     Premises and equipment, net....................             17,825            12,899               --                 30,724
     Other assets...................................             44,150            37,318            2,232(1)(2)           83,700
                                                             ----------        ----------       -----------            ----------
          Total assets..............................        $ 3,853,282        $4,115,800      $    (5,240)           $ 7,963,842
                                                             ==========        ==========       ===========            ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
     LIABILITIES:
     Non-interest bearing deposits..................        $    43,378        $   64,856      $        --            $   108,234
     Interest-bearing deposits......................          1,990,992         2,053,483               --              4,044,475
                                                             ----------        ----------       -----------            ----------
          Total deposits............................          2,034,370         2,118,339               --              4,152,709
     Short-term borrowings..........................            527,963           366,750               --                894,713
     Long-term borrowings...........................            604,211         1,278,328               --              1,882,539
     Other liabilities..............................             92,340            96,150           46,399(3)(4)          234,889
                                                             ----------        ----------       -----------            ----------
          Total liabilities.........................          3,258,884         3,859,567           46,399              7,164,850
                                                             ----------        ----------       -----------            ----------
     Stockholders' Equity:
     Common stock...................................                436               227              126(1)                 789
     Additional paid in capital.....................            424,237           116,800          (20,238)(1)(3)(4)      520,799
     Retained earnings..............................            280,228           197,686          (90,426)(4)            387,488
     Unallocated common stock held by
          the Company's ESOP........................            (51,115)           (4,112)           4,112(3)             (51,115)
     Unearned common stock held by the
          Company's Stock-Based Incentive Plan......            (34,444)              (52)              52(1)             (34,444)
     Accumulated other comprehensive income:
          Net unrealized gain on certain
                 securities, net of tax.............             33,227             4,743           (3,103)(1)(2)          34,867
     Common stock held by the bank's
          supplemental executive retirement plan....                 --            (2,097)           2,097(3)                  --
     Treasury stock.................................            (58,171)          (56,962)          55,741(1)(2)          (59,392)
                                                             ----------        ----------       -----------            ----------
          Total stockholders' equity................            594,398           256,233          (51,639)               798,992
                                                             ----------        ----------       -----------            ----------
          Total liabilities and stockholders'
          equity....................................        $ 3,853,282        $4,115,800      $    (5,240)           $ 7,963,842
                                                             ==========        ==========       ===========            ==========


     See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              STATEMENT OF INCOME

                    For the Six Months Ended June 30, 1998
                     (In thousands, except share amounts)

--------------------------------------------------------------------------------------------------------
                                                                                               Roslyn
                                                     Roslyn             T R Financial         Pro Forma
                                                   -----------          -------------        -----------
Interest income................................    $   128,894          $   141,601          $   270,495
Interest expense...............................         77,770               91,042              168,812
                                                   -----------          -----------          -----------
Net interest income............................         51,124               50,559              101,683
Provision for possible loan losses.............            600                  500                1,100
                                                   -----------          -----------          -----------
Net interest income after provision for
         possible loan losses..................         50,524               50,059              100,583
                                                   -----------          -----------          -----------
Net security gains.............................          3,752                4,958                8,710
Non-interest income............................          6,493                3,299                9,792
Non-interest expense...........................         23,039               24,098               47,137
                                                   -----------          -----------          -----------
Income before provision for income taxes.......         37,730               34,218               71,948
Provision for income taxes.....................         12,100               13,721               25,821
                                                   -----------          -----------          -----------
Net income.....................................    $    25,630          $    20,497          $    46,127
                                                   ===========          ===========          ===========
Weighted average shares outstanding:
         Basic.................................     38,976,269           16,570,434           72,945,659(5)
         Diluted...............................     39,144,380           17,453,216           74,923,473(5)
Earnings per share:
         Basic.................................    $      0.66          $      1.24          $      0.63
         Diluted...............................    $      0.65          $      1.17          $      0.62


  See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              STATEMENT OF INCOME

                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
                     (In thousands, except share amounts)


                                                   ----------------------------------------------------
                                                                                              ROSLYN
                                                      ROSLYN            T R FINANCIAL       PRO FORMA
                                                   -----------          -------------       -----------
Interest income................................    $   103,252          $   122,581          $   225,833
Interest expense...............................         54,283               78,064              132,347
                                                   -----------          -----------          -----------
Net interest income............................         48,969               44,517               93,486
Provision for possible loan losses.............            300                  550                  850
                                                   -----------          -----------          -----------
Net interest income after provision for
         possible loan losses..................         48,669               43,967               92,636
                                                   -----------          -----------          -----------
Net security gains.............................            343                1,980                2,323
Non-interest income............................          4,549                3,986                8,535
Non-interest expense...........................         34,759               22,928               57,687
                                                   -----------          -----------          -----------
Income before provision for income taxes.......         18,802               27,005               45,807
Provision for income taxes.....................          5,871               10,827               16,698
                                                   -----------          -----------          -----------
Net income.....................................    $    12,931          $    16,178          $    29,109
                                                   ===========          ===========          ===========
Weighted average shares outstanding:
         Basic.................................     40,463,404           16,378,295           74,038,909(5)
         Diluted...............................     40,463,404           17,586,119           76,514,948(5)
Earnings per share:
         Basic.................................    $      0.32          $      0.99          $      0.39
         Diluted...............................    $      0.32          $      0.92          $      0.38

     See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              STATEMENT OF INCOME

                     For the Year Ended December 31, 1997
                     (In thousands, except share amounts)

                                                   ----------------------------------------------------
                                                                                              ROSLYN
                                                     ROSLYN             T R FINANCIAL        PRO FORMA
                                                   -----------          -------------        ----------
Interest income.................................   $   224,964          $   255,412          $   480,376
Interest expense................................       126,414              163,766              290,180
                                                   -----------          -----------          -----------
Net interest income.............................        98,550               91,646              190,196
Provision for possible loan losses..............           600                  800                1,400
                                                   -----------          -----------          -----------
Net interest income after provision for
         possible loan losses...................        97,950               90,846              188,796
                                                   -----------          -----------          -----------
Net security gains..............................         2,757                5,553                8,310
Non-interest income.............................         9,318                7,382               16,700
Non-interest expense............................        60,562               45,813              106,375
                                                   -----------          -----------          -----------
Income before provision for income taxes........        49,463               57,968              107,431
Provision for income taxes......................        16,073               23,240               39,313
                                                   -----------          -----------          -----------
Net income......................................   $    33,390          $    34,728          $    68,118
                                                   ===========          ===========          ===========

Weighted average shares outstanding:
         Basic..................................    40,159,931           16,442,188           73,866,416(5)
         Diluted................................    40,159,931           17,734,627           76,515,916(5)
Earnings per share:
         Basic..................................   $      0.83          $      2.11          $      0.92
         Diluted................................   $      0.83          $      1.96          $      0.89

     See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1996
                     (In thousands, except share amounts)

                                                              ---------------------------------------------------
                                                                                                         ROSLYN
                                                               ROSLYN            T R FINANCIAL         PRO FORMA
                                                              ---------------------------------------------------
Interest income........................................        $140,473          $   218,404            $358,877
Interest expense.......................................          78,759              137,170             215,929
                                                               --------          -----------            --------
Net interest income....................................          61,714               81,234             142,948
Provision for possible loan losses.....................           2,000                1,400               3,400
                                                               --------          -----------            --------
Net interest income after provision for
   possible loan losses................................          59,714               79,834             139,548
                                                               --------          -----------            --------
Net security (losses) gains............................            (804)               7,511               6,707
Non-interest income....................................           9,213                8,408              17,621
Non-interest expense...................................          38,051               43,063              81,114
                                                               --------          -----------            --------
Income before provision for income taxes...............          30,072               52,690              82,762
Provision for income taxes.............................           9,438               22,175              31,613
                                                               --------          -----------            --------
Net income.............................................        $ 20,634          $    30,515            $ 51,149
                                                               ========          ===========            ========
Weighted average shares outstanding:
   Basic...............................................             N/A           16,574,990                 N/A
   Diluted.............................................             N/A           17,728,008                 N/A
Earnings per share:
   Basic...............................................             N/A          $      1.84                 N/A
   Diluted.............................................             N/A          $      1.72                 N/A

     See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.
              UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED
                              STATEMENT OF INCOME

                     FOR THE YEAR ENDED DECEMBER 31, 1995
                     (In thousands, except share amounts)

                                                              ---------------------------------------------------
                                                                                                         ROSLYN
                                                               ROSLYN            T R FINANCIAL         PRO FORMA
                                                              ---------------------------------------------------
Interest income......................................          $109,737          $   194,690            $304,427
Interest expense.....................................            59,298              124,305             183,603
                                                               --------          -----------            --------
Net interest income..................................            50,439               70,385             120,824
Provision for possible loan losses...................               600                3,050               3,650
                                                               --------          -----------            --------
Net interest income after provisision for
   possible loan losses..............................            49,839               67,335             117,174
                                                               --------          -----------            --------
Net security gains...................................               486                5,309               5,795
Non-interest income..................................             5,811                7,776              13,587
Non-interest expense.................................            28,908               42,685              71,593
                                                               --------          -----------            --------
Income before provision for income taxes.............            27,228               37,735              64,963
Provision for income taxes...........................             8,510               16,810              25,320
                                                               --------          -----------            --------
Net income...........................................          $ 18,718          $    20,925            $ 39,643
                                                               ========          ===========            ========

Weighted average shares outstanding:
   Basic.............................................               N/A           18,017,118                 N/A
   Diluted...........................................               N/A           19,025,706                 N/A
Earnings per share:
   Basic.............................................               N/A          $      1.16                 N/A
   Diluted...........................................               N/A          $      1.10                 N/A

         See "NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED FINANCIAL STATEMENTS."

                             ROSLYN BANCORP, INC.
                              T R FINANCIAL CORP.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                  COMBINED CONSOLIDATED FINANCIAL STATEMENTS


     (1) Pro forma adjustments to common stock and additional paid-in capital, at June 30, 1998, reflect the Merger accounted for as a pooling-of-interests through: (a) the reissuance of 222,000 shares of T R Financial Common Stock from T R Financial treasury stock with a book value of $2.4 million, or an average cost basis of $10.96 per share, at $45.7406 per share (the market price of Roslyn Common Stock on or about June 30, 1998, multiplied by the Exchange Ratio), generating proceeds of $10.1 million, which are assumed to be reinvested in securities available-for-sale, and causing an increase of $7.7 million in additional paid-in capital; (b) the retirement of the initial 5,195,182 shares of T R Financial Common Stock held in treasury stock, with a book value of $57.0 million, or an average cost basis of $10.96 per share as of June 30, 1998, causing a decrease of $107,000 in common stock and $56.9 million in additional paid-in capital; (c) the retirement of an additional 502,510 shares of T R Financial Common Stock held by Roslyn, with a book value of $21.0 million, or an average cost basis of $31.71 per share at June 30, 1998, causing decreases of $10,000 in common stock, $15.9 million in additional paid-in capital, $3.0 million in net unrealized gain on securities available-for-sale and $21.0 million in securities available-for-sale and an increase of $2.1 million in deferred tax assets (other assets); (d) the retirement of an additional 11,580 shares of unawarded common stock held by T R Financial's Recognition and Retention Plan and Trust with a book value of $52,000, or an average cost basis of $4.50 per share, at June 30, 1998, causing a decrease of $200 in common stock and $52,000 in additional paid-in capital; and (e) the exchange of 35,335,292 shares of Roslyn Common Stock at June 30, 1998 (using the Exchange Ratio of 2.05) for the 17,236,728 outstanding shares of T R Financial Common Stock, generating a $239,000 increase in common stock and a $239,000 decrease in additional paid-in capital.

     (2) The pro forma adjustment to the securities available-for-sale portfolio reflects the return of 65,000 shares of Roslyn Common Stock, with a carrying value of $1.5 million at June 30, 1998, held by T R Financial, causing an increase of $1.2 million in treasury stock and $96,000 in deferred tax assets (other assets), and a decrease in the net unrealized gain on securities available-for-sale of $133,000.

     (3) The pro forma adjustment to unallocated common stock held by the T R Financial ESOP of $4.1 million reflects the satisfaction of T R Financial's loan to the T R Financial ESOP. The proceeds of the satisfaction of $4.9 million are assumed to be reinvested in securities available-for-sale, with the $755,000 balance credited to additional paid-in capital. The remaining unallocated shares held by the T R Financial ESOP were allocated pursuant to the plan and converted to Roslyn Common Stock at June 30, 1998 (using the Exchange Ratio of
2.05 shares) and are included in the non-recurring merger and restructuring charges ($38.0 million) which will be recognized upon consummation of the transaction, causing a $3.9 million decrease in accrued liabilities and a $41.9 million increase in additional paid-in capital. T R Financial Common Stock held by the Roosevelt Savings SERP is treated as distributed pursuant to the SERP for pro forma purposes. The distribution of the Roosevelt Savings SERP is reflected as a $2.1 million decrease to accrued liabilities and a decrease of $2.1 million to common stock held by the SERP.

     (4) The pro forma condensed combined consolidated balance sheet reflects a non-recurring merger and restructuring charge of approximately $90.4 million (including the termination of the T R Financial ESOP), net of taxes, which will be recognized upon consummation of the Merger. Such charge will reduce EPS for the period in which such charge is recognized by approximately $1.24 (based on pro forma basic weighted average shares outstanding of 72,945,659 for the six months ended June 30, 1998). A summary of the estimated merger and restructuring charges, including the T R Financial ESOP, are as follows:

TYPE OF COST                                                EXPECTED COSTS
------------                                                --------------
                                                            (IN THOUSANDS)
Merger Expenses............................................    $20,373
ESOP Termination Charge....................................     37,990
Other Merger Related Compensation and Severance Costs......     33,308
Facility and System Costs..................................      1,000
Other Merger Related Costs.................................      1,000
                                                               -------
Total Pre-Tax Merger and Restructuring Charge..............     93,671
Less:  Tax Effect..........................................      3,245
                                                               -------
Total Merger Restructuring Charge, After Tax...............    $90,426
                                                               =======

     Merger expenses consist primarily of investment banking, legal and other professional fees, and expenses associated with stockholder notification. Merger related compensation and severance costs consist primarily of employee severance, compensation arrangements, transitional staffing and the related employee benefits expenses. Facility and system costs consist primarily of lease termination charges and equipment write-offs resulting from the consolidation of duplicate headquarters and operational facilities. Also reflected are the costs associated with the cancellation of certain data and item processing contracts and the conversion of existing computer systems.

     The effect of the proposed charge (including the ESOP described in Note 3) has been reflected in the pro forma condensed combined consolidated balance sheet as of June 30, 1998 as a $90.4 million reduction of retained earnings, an increase of $48.5 million in accrued liabilities and $41.9 million in additional paid-in capital; however, since this charge is non-recurring, it has not been reflected in the pro forma combined statements of income. Although no assurance can be given, Roslyn expects that cost savings will be achieved at an annual rate of approximately $27.1 million on a pre-tax basis by the end of 1999 as a result of steps to be taken to integrate operations and to achieve efficiencies in certain combined lines of business. These anticipated merger cost savings were determined based upon preliminary estimates provided by the management of Roslyn. The pro forma financial information does not give effect to these expected cost savings, nor does it include any estimates of revenue enhancements that could be realized with the Merger.

     (5) The pro forma weighted average common and common equivalent shares for the six months ended June 30, 1998 and 1997 and for the year ended December 31, 1997, reflect the Exchange Ratio of 2.05 shares of Roslyn Common Stock for each share of T R Financial Common Stock and does not reflect the reissuance of the 222,000 shares of T R Financial Common Stock from treasury or the allocation of the unallocated shares of common stock held by T R Financial's ESOP. Prior to 1997, Roslyn had no common stock outstanding.

     Roslyn is currently reviewing the investment securities portfolios of T R Financial to determine the classification of such securities as either available-for-sale or held-to-maturity in connection with Roslyn's existing interest-rate risk position. As a result of this review, certain reclassifications of T R Financial's investment securities may result. No adjustments have been made to either the available-for-sale or the held-to-maturity portfolios in the accompanying pro forma condensed combined consolidated balance sheets to reflect any such reclassification as a final determination has not been made with respect to such matters. Any such reclassification will be accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires that securities transferred from held-to-maturity to available-for-sale be transferred at fair value with any unrealized gain or loss, net of taxes, at the date of transfer recognized as a separate component of stockholders' equity.

     The pro forma financial information presented has been prepared in conformity with GAAP and prevailing practices within the financial services industry. In accounting for the Merger, under GAAP, the assets and liabilities of T R Financial will be combined with those of Roslyn at book value. The unaudited condensed combined consolidated statements of income for the years ended 1997, 1996 and 1995 and for the six month periods ended June 30, 1998 and 1997 combine Roslyn and T R Financial at their respective periods. Certain reclassifications have been included in the pro forma financial statements to conform to Roslyn's presentation.

                                 LEGAL MATTERS

     The validity of the shares of Roslyn Common Stock which will be issued in the Merger will be passed upon for Roslyn by Muldoon, Murphy & Faucette, Washington, D.C. In addition, Muldoon, Murphy & Faucette, Washington, D.C., will pass upon the tax-free nature of the Merger for Roslyn, and Thacher Proffitt &Wood, New York, New York will pass upon the tax-free nature of the Merger for T R Financial. Douglas P. Faucette, a partner in the law firm of Muldoon, Murphy & Faucette, personally beneficially owns 35,792 shares of T R Financial Common Stock. Douglas J. McClintock, a partner in the law firm of Thacher Proffitt & Wood, personally beneficially owns 200 shares of T R Financial Common Stock and 100 shares of Roslyn Common Stock.

                                    EXPERTS

     The consolidated financial statements of Roslyn Bancorp, Inc. and subsidiary as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, incorporated by reference in the 1997 Roslyn Form 10-K and incorporated by reference herein and in the Registration Statement of which this Joint Proxy Statement/Prospectus is a part, have been so incorporated by reference in reliance upon the report of KPMG Peat Marwick LLP, independent public accountants, incorporated by reference in the 1997 Roslyn Form 10-K and incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

     The consolidated financial statements of T R Financial and subsidiaries as of December 31, 1997 and 1996, and for each of the years in the three-year period ended December 31, 1997, incorporated by reference in the 1997 T R Financial Form 10-K and incorporated by reference herein and in the Registration Statement of which this Joint Proxy Statement/Prospectus is a part, have been so incorporated by reference in reliance upon the report of KPMG Peat Marwick LLP, independent public accountants, incorporated by reference in the 1997 T R Financial Form 10-K and incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                             STOCKHOLDER PROPOSALS

     Any proposal of a stockholder intended to be presented at the 1999 Annual Meeting of Roslyn Bancorp, Inc. must be received by Roslyn Bancorp, Inc. at 1400 Old Northern Boulevard, Roslyn, New York 11576 no later than November 28, 1998 to be eligible for inclusion in the proxy statement and form of proxy. Any such proposal shall be subject to 17 C.F.R. (S) 240.14a-8 promulgated by the Commission under the Exchange Act.

     Any proposal of a stockholder to be presented at the 1999 Annual Meeting of T R Financial Corp., if the Merger has not been consummated prior to the date on which such meeting is to be held, must be received by T R Financial Corp. at 1122 Franklin Avenue, Garden City, New York 11530 no later than November 30, 1998 to be eligible for inclusion in the proxy statement and form of proxy. Any such proposal shall be subject to 17 C.F.R. (S) 240.14a-8 promulgated by the Commission under the Exchange Act.

                                                                       ANNEX A
================================================================================



                          AGREEMENT AND PLAN OF MERGER



                            dated as of May 25, 1998



                                 by and between



                              Roslyn Bancorp, Inc.



                                      and



                              T R Financial Corp.


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
INTRODUCTORY STATEMENT......................................................  1

                                   ARTICLE I
                                   THE MERGER

Section 1.1.    Structure of the Merger.....................................  2
Section 1.2.    Effect on Outstanding Shares of TRFC Common Stock...........  2
Section 1.3.    Exchange Procedures.........................................  3
Section 1.4.    Stock Options...............................................  5
Section 1.5.    Bank Merger.................................................  6
Section 1.6.    Directors of RBI after Effective Time.......................  6
Section 1.7.    Alternative Structure.......................................  6

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

Section 2.1.    Disclosure Letters..........................................  7
Section 2.2.    Standards...................................................  7
Section 2.3.    Representations and Warranties of TRFC......................  8
Section 2.4.    Representations and Warranties of RBI....................... 22

                                  ARTICLE III
                           CONDUCT PENDING THE MERGER

Section 3.1.    Conduct of TRFC's Business Prior to the Effective Time...... 33
Section 3.2.    Forbearance by TRFC......................................... 34
Section 3.3.    Conduct of RBI's Business Prior to the Effective Time....... 36
Section 3.4.    Forbearance by RBI.......................................... 36

                                   ARTICLE IV
                                   COVENANTS

Section 4.1.     Acquisition Proposals...................................... 37
Section 4.2.     Certain Policies of TRFC................................... 38
Section 4.3.     Access and Information..................................... 39
Section 4.4.     Certain Filings, Consents and Arrangements................. 40
Section 4.5.     Antitakeover Provisions.................................... 40
Section 4.6.     Additional Agreements...................................... 41
Section 4.7.     Publicity.................................................. 41
Section 4.8.     Stockholders Meetings...................................... 41

Section 4.9.     Proxy Statements; Comfort Letters.......................... 41
Section 4.10.    Registration of RBI Common Stock........................... 42
Section 4.11.    Affiliate Letters.......................................... 42
Section 4.12.    Notification of Certain Matters............................ 43
Section 4.13.    Directors and Officers..................................... 43
Section 4.14.    Indemnification; Directors' and Officers' Insurance........ 44
Section 4.15.    Pooling and Tax-Free Reorganization Treatment.............. 45
Section 4.16.    Employees; Benefit Plans and Programs...................... 45
Section 4.17.    Advisory Board............................................. 47
Section 4.18.    Savings and Loan Holding Company Structure................. 47
Section 4.19.    RBI Dividends.............................................. 47

                                   ARTICLE V
                           CONDITIONS TO CONSUMMATION

Section 5.1.     Conditions to Each Party's Obligations..................... 48
Section 5.2.     Conditions to the Obligations of RBI and RBI Bank.......... 49
Section 5.3.     Conditions to the Obligations of TRFC and TRFC Bank........ 51

                                   ARTICLE VI
                                  TERMINATION

Section 6.1.     Termination................................................ 52
Section 6.2.     Effect of Termination...................................... 56

                                  ARTICLE VII
                   CLOSING, EFFECTIVE DATE AND EFFECTIVE TIME

Section 7.1.     Effective Date and Effective Time.......................... 56
Section 7.2.     Deliveries at the Closing.................................. 56

                                  ARTICLE VIII
                             CERTAIN OTHER MATTERS

Section 8.1.     Certain Definitions; Interpretation........................ 56
Section 8.2.     Survival................................................... 57
Section 8.3.     Waiver; Amendment.......................................... 57
Section 8.4.     Counterparts............................................... 57
Section 8.5.     Governing Law.............................................. 57
Section 8.6.     Expenses................................................... 57
Section 8.7.     Notices.................................................... 57
Section 8.8.     Entire Agreement; etc...................................... 59
Section 8.9.     Assignment................................................. 59

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------


          This is an AGREEMENT AND PLAN OF MERGER, dated as of the 25th day of May, 1998 ("Agreement"), by and between Roslyn Bancorp, Inc., a Delaware corporation ("RBI"), and T R Financial Corp., a Delaware corporation ("TRFC").

                             INTRODUCTORY STATEMENT

          The Board of Directors of each of RBI and TRFC (i) has determined that this Agreement and the business combination and related transactions contemplated hereby are in the best interests of RBI and TRFC, respectively, and in the best long-term interests of their respective stockholders, (ii) has determined that this Agreement and the transactions contemplated hereby are consistent with, and in furtherance of, its respective business strategies and
(iii) has approved, at meetings of each of such Boards of Directors, this Agreement.

          Concurrently with the execution and delivery of this Agreement, and as a condition and inducement to RBI's willingness to enter into this Agreement, RBI and TRFC have entered into a stock option agreement ("TRFC Option Agreement"), pursuant to which TRFC has granted to RBI an option to purchase shares of TRFC's common stock, par value $.01 per share ("TRFC Common Stock"), upon the terms and conditions therein contained. In addition, concurrently with the execution and delivery of this Agreement, and as a condition and inducement to TRFC's willingness to enter into this Agreement, RBI and TRFC have entered into a stock option agreement ("RBI Option Agreement"), pursuant to which RBI has granted to TRFC an option to purchase shares of RBI's common stock, par value $.01 per share ("RBI Common Stock"), upon the terms and conditions therein contained.

          Promptly following the consummation of the Merger (as defined below), the parties hereto intend that Roosevelt Savings Bank, a wholly owned subsidiary of TRFC ("TRFC Bank"), shall be merged with and into The Roslyn Savings Bank, a wholly owned subsidiary of RBI ("RBI Bank"), with RBI Bank being the surviving entity ("Bank Merger").

          The parties hereto intend that the Merger and the Bank Merger shall qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), for federal income tax purposes, and that the Merger shall be accounted for as a pooling-of-interests for accounting purposes.

          RBI and TRFC desire to make certain representations, warranties and agreements in connection with the business combination and related transactions provided for herein and to prescribe various conditions to such transactions.

          In consideration of their mutual promises and obligations hereunder, the parties hereto adopt and make this Agreement and prescribe the terms and conditions hereof and the manner and basis of carrying it into effect, which shall be as follows:

                                   ARTICLE I

                                  THE MERGER
                                  ----------

          Section 1.1    Structure of the Merger.  On the Effective Date (as
                         -----------------------
defined in Section 7.1), TRFC will merge with and into RBI ("Merger"), with RBI being the surviving entity, pursuant to the provisions of, and with the effect provided in, the Delaware General Corporation Law. Upon consummation of the Merger, the separate corporate existence of TRFC shall cease. RBI shall continue to be governed by the laws of the State of Delaware and its name and separate corporate existence, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger.

          Section 1.2    Effect on Outstanding Shares of TRFC Common Stock.
                         -------------------------------------------------

          (a) By virtue of the Merger, automatically and without any action on the part of the holder thereof, each share of TRFC Common Stock issued and outstanding at the Effective Time (as defined in Section 7.1), other than (i) shares held directly or indirectly by RBI (other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted), (ii) shares held by TRFC as treasury stock and (iii) unallocated shares held in TRFC's Recognition and Retention Plan for Officers ("TRFC RRP") (such shares referred to in clauses (i), (ii) and (iii) being referred to herein as the "Excluded Shares"), together with the related preferred share purchase right ("TRFC Preferred Share Purchase Right") issued pursuant to the Rights Agreement ("TRFC Rights Agreement"), dated as of July 19, 1994, between TRFC and Chemical Bank, as Rights Agent, shall become and be converted into the right to receive 2.05 shares of RBI Common Stock (the "Exchange Ratio"); provided, however, that, notwithstanding any other provision hereof, no fraction of a share of RBI Common Stock and no certificates or scrip therefor will be issued in the Merger; instead, RBI shall pay to each holder of TRFC Common Stock who would otherwise be entitled to a fraction of a share of RBI Common Stock an amount in cash, rounded to the nearest cent, determined by multiplying such fraction by the RBI Market Value (collectively, the "Merger Consideration").

          (b) As used herein, "RBI Market Value" shall be the average of the daily closing sales prices of a share of RBI Common Stock (and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the National Market System of The Nasdaq Stock Market, Inc. ("Nasdaq National Market"), for the 15 consecutive trading days immediately preceding the day that is the latest of (i) the day of expiration of the last waiting period with respect to any of the required regulatory approvals, as contemplated by Section 5.1(b), (ii) the day on which the last of the required regulatory approvals, as contemplated by
Section 5.1(b), is obtained and (iii) the day on which the last of the required stockholder approvals have been obtained (such date being referred to herein as the "Valuation Date").

          (c) If, between the date of this Agreement and the Effective Time, the outstanding shares of RBI Common Stock shall have been changed into a different number of shares or into a different class by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares (each, a "Stock Adjustment"), the Merger Consideration shall be adjusted correspondingly to the extent appropriate to reflect the Stock Adjustment.

          (d) As of the Effective Time, each Excluded Share shall be cancelled and retired and shall cease to exist, and no exchange or payment shall be made with respect thereto. All shares of RBI Common Stock and RBI Preferred Stock (as defined in Section 2.4(b)) that are held by TRFC, if any, other than shares held in a fiduciary capacity or in satisfaction of a debt previously contracted, shall become treasury stock of RBI.

          Section 1.3    Exchange Procedures.
                         -------------------

          (a) Appropriate transmittal materials ("Letter of Transmittal") shall be mailed as soon as reasonably practicable after the Effective Time, and in no event later than 5 business days thereafter, to each holder of record of TRFC Common Stock as of the Effective Time. A Letter of Transmittal will be deemed properly completed only if accompanied by certificates representing all shares of TRFC Common Stock to be converted thereby.

          (b) At and after the Effective Time, each certificate ("TRFC Certificate") previously representing shares of TRFC Common Stock (except as specifically set forth in Section 1.2) shall represent only the right to receive the Merger Consideration.

          (c) Prior to the Effective Time, RBI shall deposit, or shall cause to be deposited, with such bank or trust company that is selected by RBI and is reasonably acceptable to TRFC to act as exchange agent ("Exchange Agent"), for the benefit of the holders of shares of TRFC Common Stock, for exchange in accordance with this Section 1.3, an estimated amount of cash sufficient to pay the aggregate amount of cash in lieu of fractional shares to be paid pursuant to
Section 1.2, and RBI shall reserve for issuance with its Transfer Agent and Registrar a sufficient number of shares of RBI Common Stock to provide for payment of the Merger Consideration.

          (d) The Letter of Transmittal shall (i) specify that delivery shall be effected, and risk of loss and title to the TRFC Certificates shall pass, only upon delivery of the TRFC Certificates to the Exchange Agent, (ii) be in a form and contain any other provisions as RBI may reasonably determine and (iii) include instructions for use in effecting the surrender of the TRFC Certificates in exchange for the Merger Consideration. Upon the proper surrender of the TRFC Certificates to the Exchange Agent, together with a properly completed and duly executed Letter of Transmittal, the holder of such TRFC Certificates shall be entitled to receive in exchange therefor (m) a certificate representing that number of whole shares of RBI Common Stock that such holder has the right to receive pursuant to Section 1.2 and (n) a check in the amount equal to the cash in lieu of fractional shares, if any, that such holder has the right to receive pursuant to Section 1.2 and any dividends or other distributions to which such holder is entitled pursuant to this Section 1.3. TRFC Certificates so surrendered shall forthwith be cancelled. As soon as practicable, but no later than 10 business days following receipt of the properly completed Letter of Transmittal and any necessary accompanying documentation, the Exchange Agent shall distribute RBI Common Stock and cash as provided herein. The Exchange Agent shall not be entitled to vote or exercise any rights of ownership with respect to the shares of RBI Common Stock held by it from time to time hereunder, except that it shall receive and hold all dividends or other distributions paid or distributed with respect to such shares for the account of the persons entitled thereto. If there is a transfer of ownership of any shares of TRFC Common Stock not registered in the transfer records of TRFC, the Merger Consideration shall be issued to the transferee thereof if the TRFC Certificates representing such TRFC Common Stock are presented to the Exchange Agent, accompanied by all documents required, in the reasonable judgment of RBI and the Exchange Agent, (x) to evidence and effect such transfer and (y) to evidence that any applicable stock transfer taxes have been paid.

          (e) No dividends or other distributions declared or made after the Effective Time with respect to RBI Common Stock shall be remitted to any person entitled to receive shares of RBI Common Stock hereunder until such person surrenders his or her TRFC Certificates in accordance with this Section 1.3. Upon the surrender of such person's TRFC Certificates, such person shall be entitled to receive any dividends or other distributions, without interest thereon, which theretofore had become payable with respect to shares of RBI Common Stock represented by such person's TRFC Certificates.

          (f) From and after the Effective Time there shall be no transfers on the stock transfer records of TRFC of any shares of TRFC Common Stock. If, after the Effective Time, TRFC Certificates are presented to RBI, they shall be cancelled and exchanged for the Merger Consideration deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Section 1.3.

          (g) Any portion of the aggregate amount of cash to be paid in lieu of fractional shares pursuant to Section 1.2, any dividends or other distributions to be paid pursuant to this Section 1.3 or any proceeds from any investments thereof that remains unclaimed by the stockholders of TRFC for six months after the Effective Time shall be repaid by the Exchange Agent to RBI upon the written request of RBI. After such request is made, any stockholders of TRFC who have not theretofore complied with this Section 1.3 shall look only to RBI for the Merger Consideration deliverable in respect of each share of TRFC Common Stock such stockholder holds, as determined pursuant to Section 1.2 of this Agreement, without any interest thereon. If outstanding TRFC Certificates are not surrendered prior to the date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by any abandoned property, escheat or other applicable laws, become the property of RBI (and, to the extent not in its possession, shall be paid over to it), free and clear of all claims or interest of any person previously entitled to such claims. Notwithstanding the foregoing, none of RBI, RBI Bank, the Exchange Agent or any other person shall be liable to any former holder of TRFC Common Stock for any amount delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

          (h) RBI and the Exchange Agent shall be entitled to rely upon TRFC's stock transfer books to establish the identity of those persons entitled to receive the Merger Consideration, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any TRFC Certificate, RBI and the Exchange Agent shall be entitled to deposit any Merger Consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.

          (i) If any TRFC Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such TRFC Certificate to be lost, stolen or destroyed and, if required by the Exchange Agent, the posting by such person of a bond in such amount as the Exchange Agent may direct as indemnity against any claim that may be made against it with respect to such TRFC Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed TRFC Certificate the Merger Consideration deliverable in respect thereof pursuant to Section 1.2.

          Section 1.4    Stock Options.
                         -------------

          (a) Options to purchase shares of TRFC Common Stock that have been issued by TRFC and are outstanding at the Effective Time (each, a "TRFC Option") pursuant to the TRFC 1993 Incentive Stock Option Plan and the TRFC 1993 Stock Option Plan for Outside Directors (collectively, the "TRFC Option Plans") shall be converted into options to purchase shares of RBI Common Stock as follows:

               (i) the aggregate number of shares of RBI Common Stock issuable upon the exercise of converted TRFC Options after the Effective Time shall be equal to the product of the Exchange Ratio multiplied by the number of shares of TRFC Common Stock issuable upon exercise of the TRFC Options immediately prior to the Effective Time, such product to be rounded to the nearest whole share of RBI Common Stock; and

               (ii) the exercise price per share of each converted TRFC Option shall be equal to the quotient of the exercise price of such TRFC Option at the Effective Time divided by the Exchange Ratio, such quotient to be rounded to the nearest whole cent;

provided, however, that, in the case of any TRFC Option that is intended to qualify as an incentive stock option under Section 422 of the Code, the number of shares of RBI Common Stock issuable upon exercise of and the exercise price per share for such converted TRFC Option determined in the manner provided above shall be further adjusted in such manner as RBI may determine to be necessary to conform to the requirements of Section 424(b) of the Code. Options to purchase shares of RBI Common Stock that arise from the operation of this Section 1.4 shall be referred to as the "Converted Options." All Converted Options shall be exercisable for the same period and otherwise have the same terms and conditions applicable to the TRFC Options that they replace; provided, however, that such exercise period, terms and conditions shall be further modified if and to the extent necessary to enable the Merger to qualify for pooling-of-interests accounting treatment. Prior to the Effective Time, RBI shall take, or cause to be taken, all necessary action to effect the intent of the provisions set forth in this Section 1.4.

          (b) Prior to the date of the TRFC stockholders meeting contemplated by Section 4.8, TRFC shall take, or cause to be taken, appropriate action under the terms of any stock option plan, agreement or arrangement under which TRFC Options have been granted to provide for the conversion of TRFC Options outstanding at the Effective Time into Converted Options and to effect any other modifications contemplated by Section 1.4(a).

          (c) Concurrently with the reservation of shares of RBI Common Stock to provide for the payment of the Merger Consideration, RBI shall take all corporate action necessary to reserve for future issuance a sufficient additional number of shares of RBI Common Stock to provide for the satisfaction of its obligations with respect to the Converted Options. On or before the Effective Time, RBI shall (i) cause to be executed and delivered to each holder of a Converted Option an agreement, certificate or other instrument, in such form and of such substance as RBI may reasonably determine, evidencing such holder's rights with respect to the Converted Options; and (ii) file a registration statement on Form S-8 (or any successor or other appropriate form) and make any state filings or obtain state exemptions with respect to the RBI Common Stock issuable upon exercise of the Converted Options.

          Section 1.5    Bank Merger.  Concurrently with or as soon as
                         -----------
practicable after the execution and delivery of this Agreement, RBI Bank and TRFC Bank shall enter into the Plan of Bank Merger, in the form attached hereto as Exhibit A, pursuant to which the Bank Merger will be effected. The parties hereto intend that the Bank Merger shall become effective on the Effective Date. The Plan of Bank Merger shall provide that the directors of RBI Bank as the surviving entity of the Bank Merger shall be (a) all of the directors of RBI Bank serving immediately prior to the Bank Merger and (b) such additional persons who shall become directors of RBI Bank in accordance with Section 4.13.

          Section 1.6    Directors of RBI after Effective Time.  At the
                         -------------------------------------
Effective Time, the directors of RBI shall consist of (a) the directors of RBI serving immediately prior to the Effective Time and (b) such additional persons who shall become directors of RBI in accordance with Section 4.13. Other than as provided in Section 4.13 and 4.17, no director of TRFC shall be made a director of RBI.

          Section 1.7    Alternative Structure.  Notwithstanding anything to the
                         ---------------------
contrary contained in this Agreement, prior to the Effective Time, RBI may specify that the structure of the transactions contemplated hereby be revised and the parties shall enter into such alternative transactions as RBI may determine to effect the purposes of this Agreement; provided, however, that such revised structure shall not adversely affect the treatment of the transaction as a pooling-of-interests for accounting purposes, the tax effects or economic benefits of the transactions contemplated hereby to the holders of TRFC Common Stock and shall not materially delay the Closing Date (as defined in Section 7.1). This Agreement and any related documents shall be appropriately amended in order to reflect any such revised structure.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          Section 2.1    Disclosure Letters.  On or prior to the execution and
                         ------------------
delivery of this Agreement, TRFC and RBI each shall have delivered to the other a letter (each, its "Disclosure Letter") setting forth, among other things, facts, circumstances and events the disclosure of which is required or appropriate in relation to any or all of their respective representations and warranties (and making specific reference to the Section of this Agreement to which they relate), other than Section 2.3(g) and Section 2.4(g); provided, that
(a) no such fact, circumstance or event is required to be set forth in the Disclosure Letter as an exception to a representation or warranty if its absence is not reasonably likely to result in the related representation or warranty being deemed untrue or incorrect under the standards established by Section 2.2 and (b) the mere inclusion of a fact, circumstance or event in a Disclosure Letter shall not be deemed an admission by a party that such item represents a material exception or that such item is reasonably likely to result in a Material Adverse Effect (as defined in Section 2.2(b)).

          Section 2.2    Standards.
                         ---------

          (a) No representation or warranty of TRFC or RBI contained in Sections 2.3 or 2.4, respectively, shall be deemed untrue or incorrect, and no party hereto shall be deemed to have breached a representation or warranty, on account of the existence of any fact, circumstance or event unless, as a direct or indirect consequence of such fact, circumstance or event, individually or taken together with all other facts, circumstances or events inconsistent with any paragraph of Sections 2.3 or 2.4, as applicable, there is reasonably likely to exist a Material Adverse Effect. TRFC's representations, warranties and covenants contained in this Agreement shall not be deemed to be untrue or breached as a result of effects arising solely from actions taken in compliance with a written request of RBI.

          (b) As used in this Agreement, the term "Material Adverse Effect" means either (i) an effect which is material and adverse to the business, financial condition or results of operations of TRFC or RBI, as the context may dictate, and its Subsidiaries taken as a whole; provided, however, that any such effect resulting from any (A) changes in laws, rules or regulations or generally accepted accounting principles or interpretations thereof that apply to both RBI and RBI Bank and TRFC and TRFC Bank, as the case may be, or (B) changes in the general level of market interest rates shall not be considered in determining if a Material Adverse Effect has occurred; or (ii) the failure of (x) a representation or warranty contained in Section 2.3(a)(i) and (iv), Section 2.3(c), Section 2.3(d), 2.3(g)(iii), 2.4(a)(i) and (iv), Section 2.4(c), 2.4(d),
2.4(g)(iii) or 2.4(l) to be true and correct or (y) a representation or warranty contained in the last sentence of each of Section 2.3(e) or 2.4(e), the second sentence of each of 2.3(f)(i) or 2.4(f)(i) and the first two sentences of each of Section 2.3(bb) or 2.4(x) to be true and correct in all material respects.

          (c) For purposes of this Agreement, "knowledge" shall mean, with respect to a party hereto, actual knowledge of the members of the Board of Directors of that party, its counsel or any officer of that party with the title ranking not less than senior vice president.

          Section 2.3    Representations and Warranties of TRFC.  Subject to
                         --------------------------------------
Sections 2.1 and 2.2, TRFC represents and warrants to RBI that, except as disclosed in TRFC's Disclosure Letter:

          (a)  Organization.  (i)   TRFC is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended ("BHCA"). TRFC Bank is a stock savings bank duly organized, validly existing and in good standing under the laws of the State of New York. Each Subsidiary (as defined below) of TRFC Bank is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of TRFC and its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. As used in this Agreement, unless the context requires otherwise, the term "Subsidiary" when used with respect to any party means any corporation or other organization, whether incorporated or unincorporated, which is consolidated with such party for financial reporting purposes or which is controlled, directly or indirectly, by such party.

          (ii) Each of TRFC and its Subsidiaries has the requisite corporate power and authority, and is duly qualified and is in good standing, to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

          (iii)  TRFC's Disclosure Letter sets forth all of TRFC's
Subsidiaries and all entities (whether corporations, partnerships or similar organizations), including the corresponding percentage ownership, in which TRFC owns, directly or indirectly, 5% or more of the ownership interests as of the date of this Agreement and indicates for each of TRFC's Subsidiaries, as of such date, its jurisdiction of organization and the jurisdiction(s) wherein it is qualified to do business. All such Subsidiaries and ownership interests are in compliance with all applicable laws, rules and regulations relating to direct investments in equity ownership interests. TRFC owns, either directly or indirectly, all of the outstanding capital stock of each of its Subsidiaries, except for certain preferred shares issued by Roosevelt Asset Funding Corp. ("RAFC"). No Subsidiary of TRFC other than TRFC Bank is an "insured depository institution" as defined in the Federal Deposit Insurance Act, as amended ("FDIA"), and the applicable regulations thereunder. All of the shares of capital stock of each of the Subsidiaries held by TRFC or any of its other Subsidiaries are fully paid, nonassessable and not subject to any preemptive rights and are owned by TRFC or a Subsidiary of TRFC free and clear of any claims, liens, encumbrances or restrictions (other than those imposed by applicable federal and state securities laws), and there are no agreements or understandings with respect to the voting or disposition of any such shares.

          (iv) The deposits of TRFC Bank are insured by the Bank Insurance Fund ("BIF") of the Federal Deposit Insurance Corporation ("FDIC") to the extent provided in the FDIA.

          (b)  Capital Structure.   (i)  The authorized capital stock of TRFC
               -----------------
consists of 60,000,000 shares of TRFC Common Stock and 5,000,000 shares of preferred stock, par value $.01 per share ("TRFC Preferred Stock"). As of the date of this Agreement: (A) 17,527,983 shares of TRFC Common Stock were issued and outstanding, (B) no shares of TRFC Preferred Stock were issued and outstanding, (C) no shares of TRFC Common Stock were reserved for issuance, except that 2,654,277 shares of TRFC Common Stock were reserved for issuance pursuant to the TRFC Option Plans, (D) no shares of TRFC Preferred Stock were reserved for issuance except pursuant to the TRFC Rights Agreement and (E) 5,196,017 shares of TRFC Common Stock were held by TRFC in its treasury or by its Subsidiaries. The authorized capital stock of TRFC Bank consists of 30,000,000 shares of common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share. As of the date of the Agreement, 1,000 shares of such common stock were outstanding, no shares of such preferred stock were outstanding and all outstanding shares of such common stock were, and as of the Effective Time will be, owned by TRFC. All outstanding shares of capital stock of TRFC and TRFC Bank are duly authorized and validly issued, fully paid and nonassessable and not subject to any preemptive rights and, with respect to shares held by TRFC in its treasury or by its Subsidiaries, are free and clear of all liens, claims, encumbrances or restrictions (other than those imposed by applicable federal and state securities laws) and there are no agreements or understandings with respect to the voting or disposition of any such shares. TRFC's Disclosure Letter sets forth a complete and accurate list of all options to purchase TRFC Common Stock that have been granted pursuant to the TRFC Option Plans and all restricted stock grants under the TRFC RRP, including the dates of grant, exercise prices, dates of vesting, dates of termination and shares subject to each grant.

          (ii) No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders may vote ("Voting Debt") of TRFC are issued or outstanding.

          (iii) As of the date of this Agreement, except for this Agreement and the TRFC Option Agreement, neither TRFC nor any of its Subsidiaries has or is bound by any outstanding options, warrants, calls, rights, convertible securities, commitments or agreements of any character obligating TRFC or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any additional shares of capital stock of TRFC or any of its Subsidiaries or obligating TRFC or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, convertible security, commitment or agreement. As of the date hereof, there are no outstanding contractual obligations of TRFC or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of TRFC or any of its Subsidiaries.

          (c)  Authority.  Each of TRFC and TRFC Bank has all requisite
               ---------
corporate power and authority to enter into this Agreement and the Plan of Bank Merger, respectively, and, subject to approval of this Agreement by the requisite vote of TRFC's stockholders and receipt of all required regulatory or governmental approvals, as contemplated by Section 5.1(b) of this Agreement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and, subject to the approval of this Agreement by TRFC's stockholders, the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate actions on the part of TRFC and TRFC Bank. This Agreement has been duly executed and delivered by TRFC and constitutes a valid and binding obligation of TRFC, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, whether applied in a court of law or a court of equity.

          (d)  Stockholder Approval; Fairness Opinion.  The affirmative vote of
               --------------------------------------
a majority of the outstanding shares of TRFC Common Stock entitled to vote on this Agreement is the only vote of the stockholders of TRFC required for approval of this Agreement and the consummation of the Merger and the related transactions contemplated hereby. TRFC has received the written opinion of Goldman, Sachs & Co. to the effect that, as of the date hereof, the Merger Consideration to be received by TRFC's stockholders is fair, from a financial point of view, to such stockholders.

          (e)  No Violations.  The execution, delivery and performance of this
               -------------
Agreement by TRFC do not, and the consummation of the transactions contemplated hereby will not, constitute (i) assuming receipt of all Requisite Regulatory Approvals (as defined below) and requisite stockholder approvals, a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of TRFC or any of its Subsidiaries, or to which TRFC or any of its Subsidiaries (or any of their respective properties) is subject, (ii) a breach or violation of, or a default under, the certificate of incorporation or bylaws of TRFC or the similar organizational documents of any of its Subsidiaries or
(iii) a breach or violation of, or a default under (or an event which, with due notice or lapse of time or both, would constitute a default under), or result in the termination of, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of TRFC or any of its Subsidiaries, under, any of the terms, conditions or provisions of any note, bond, indenture, deed of trust, loan agreement or other agreement, instrument or obligation to which TRFC or any of its Subsidiaries is a party, or to which any of their respective properties or assets may be subject; and the consummation of the transactions (including the Bank Merger) contemplated hereby (exclusive of the effect of any changes effected pursuant to Section 1.7) will not require any approval, consent or waiver under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the approval, consent or waiver of any other party to any such agreement, indenture or instrument, other than (x) the approval of the holders of a majority of the outstanding shares of TRFC Common Stock, (y) the approval of the Banking Board of the State of New York ("Banking Board") under Section 143-b of the Banking Law of the State of New York ("Banking Law"), the approval of the Superintendent of Banks of the State of New York ("Superintendent") under Section 601 of the Banking Law and any other requirement of the Banking Board or the Superintendent, the approval of the Board of Governors of the Federal Reserve System ("FRB") under the BHCA, if necessary (or the receipt of a waiver of such requirement), the approval of the Office of Thrift Supervision ("OTS") under the Home Owners' Loan Act of 1933, as amended ("HOLA"), and the approval of the appropriate regulatory authority under
Section 18(c) of the FDIA (collectively, the "Requisite Regulatory Approvals"), and (z) such approvals, consents or waivers as are required under the federal and state securities or "blue sky" laws in connection with the transactions contemplated by this Agreement. As of the date hereof, the executive officers of TRFC know of no reason pertaining to TRFC why any of the approvals referred to in this Section 2.3(e) should not be obtained without the imposition of any material condition or restriction described in the proviso to Section 5.1(b).

          (f)  Reports.  (i)  As of their respective dates, none of the reports
               -------
or other statements filed by TRFC or TRFC Bank on or subsequent to December 31, 1997 with the Securities and Exchange Commission ("SEC") (collectively, "TRFC's Reports"), contained, or will contain, any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements of TRFC included in TRFC's Reports complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP")(except as may be indicated in the notes thereto or, in the case of the unaudited financial statements, as permitted by Form 10-Q of the
SEC). Each of the consolidated statements of condition contained or incorporated by reference in TRFC's Reports (including in each case any related notes and schedules) fairly presented, or will fairly present, as the case may be (A) the financial position of the entity or entities to which it relates as of its date and each of the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders' equity, contained or incorporated by reference in TRFC's Reports (including in each case any related notes and schedules), and (B) the results of operations, stockholders' equity and cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not material in amount or effect), in each case in accordance with GAAP, except as may be noted therein. TRFC has made available to RBI a true and complete copy of each of TRFC's Report filed with the SEC since December 31, 1997.

               (ii) TRFC and each of its Subsidiaries have each timely filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 1993 with (A) the Banking Department of the State of New York ("Banking Department"), (B) the FDIC, (C) the FRB, (D) the National Association of Securities Dealers, Inc. ("NASD"), (E) the SEC and (F) any other self-regulatory organization ("SRO"), and have paid all fees and assessments due and payable in connection therewith.

          (g)  Absence of Certain Changes or Events.  Except as disclosed in
               ------------------------------------
TRFC's Reports filed on or prior to the date of this Agreement, since
December 31, 1997, (i) TRFC and its Subsidiaries have not incurred any liability, except in the ordinary course of their business consistent with past practice, (ii) TRFC and its Subsidiaries have conducted their respective businesses only in the ordinary and usual course of such businesses and
(iii) there has not been any Material Adverse Effect with respect to TRFC.

          (h)  Absence of Claims.  Except as set forth in TRFC's Disclosure
               -----------------
Letter, no litigation, proceeding, controversy, claim or action before any court or governmental agency is pending against TRFC or any of its Subsidiaries and, to the best of TRFC's knowledge, no such litigation, proceeding, controversy, claim or action has been threatened.

          (i)  Absence of Regulatory Actions.  Neither TRFC nor any of its
               -----------------------------
Subsidiaries is a party to any cease and desist order, written agreement or memorandum of understanding with, or any commitment letter or similar undertaking to, or is subject to any action, proceeding, order or directive by, or is a recipient of any extraordinary supervisory letter from any federal or state governmental authority charged with the supervision or regulation of depository institutions or depository institution holding companies or engaged in the insurance of bank and/or savings and loan deposits ("Government Regulators"), or has adopted any board resolutions at the request of any Government Regulators, nor has it been advised by any Government Regulator that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such action, proceeding, order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar undertaking.

          (j)  Taxes.  All federal, state, local and foreign tax returns
               -----
required to be filed by or on behalf of TRFC or any of its Subsidiaries have been timely filed or requests for extensions have been timely filed and any such extension shall have been granted and not have expired, and all such filed returns are complete and accurate in all material respects. All taxes shown on such returns, all taxes required to be shown on returns for which extensions have been granted and all other taxes required to be paid by TRFC or any of its Subsidiaries have been paid in full or adequate provision has been made for any such taxes on TRFC's balance sheet (in accordance with GAAP). For purposes of this Section 2.3(j), the term "taxes" shall include all income, franchise, gross receipts, real and personal property, real property transfer and gains, wage and employment taxes. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of TRFC or any of its Subsidiaries, and no claim has been made by any authority in a jurisdiction where TRFC or any of its Subsidiaries do not file tax returns that TRFC or any such Subsidiary is subject to taxation in that jurisdiction. All taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation relating to TRFC or any of its Subsidiaries have been paid in full or adequate provision has been made for any such taxes on TRFC's balance sheet (in accordance with GAAP). Except as set forth in TRFC's Disclosure Letter, TRFC and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. TRFC and each of its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and TRFC and each of its Subsidiaries has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements. Neither TRFC nor any of its Subsidiaries (i) has made an election under Section 341(f) of the Code, (ii) has issued or assumed any obligation under Section 279 of the Code, any high yield discount obligation as described in Section 163(i) of the Code or any registration-required obligation within the meaning of Section 163(f)(2) of the Code that is not in registered form or (iii) is or has been a United States real property holding corporation within the meaning of Section 897(c)(2) of the Code.

          (k)  Agreements.  (i)  Except for the TRFC Option Agreement and
               ----------
arrangements made in the ordinary course of business, and except as set forth in TRFC's Disclosure Letter, TRFC and its Subsidiaries are not bound by any material contract (as defined in Item

601(b)(10) of Regulation S-K) to be performed after the date hereof that has not been filed with or incorporated by reference in TRFC's Reports. Except as disclosed in TRFC's Disclosure Letter, neither TRFC nor any of its Subsidiaries is a party to an oral or written (A) consulting agreement (other than data processing, software programming and licensing contracts entered into in the ordinary course of business) not terminable on 60 days' or less notice,
(B) agreement with any executive officer or other key employee of TRFC or any of its Subsidiaries the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving TRFC or any of its Subsidiaries of the nature contemplated by this Agreement or the TRFC Option Agreement, (C) agreement with respect to any employee or director of TRFC or any of its Subsidiaries providing any term of employment or compensation guarantee extending for a period longer than 60 days or for the payment of in excess of $50,000 per annum, (D) agreement or plan, including any stock option plan, phantom stock or stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting or payment of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the TRFC Option Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the TRFC Option Agreement or (E) agreement containing covenants that limit the ability of TRFC or any of its Subsidiaries to compete in any line of business or with any person, or that involve any restriction on the geographic area in which, or method by which, TRFC (including any successor thereof) or any of its Subsidiaries may carry on its business (other than as may be required by law or any regulatory agency).

               (ii) Neither TRFC nor any of its Subsidiaries is in default under or in violation of any provision of any note, bond, indenture, mortgage, deed of trust, loan agreement, lease or other agreement to which it is a party or by which it is bound or to which any of its respective properties or assets is subject.

               (iii) TRFC and each of its Subsidiaries owns or possesses valid and binding licenses and other rights to use without payment all patents, copyrights, trade secrets, trade names, servicemarks and trademarks used in its businesses, and neither TRFC nor any of its Subsidiaries has received any notice of conflict with respect thereto that asserts the right of others. Each of TRFC and its Subsidiaries has performed all the obligations required to be performed by it and are not in default under any contact, agreement, arrangement or commitment relating to any of the foregoing.

          (l)  Labor Matters.  Neither TRFC nor any of its Subsidiaries is or
               -------------
has ever been a party to, or is or has ever been bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization with respect to its employees, nor is TRFC or any of its Subsidiaries the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel it or any such Subsidiary to bargain with any labor organization as to wages and conditions of employment, nor is there any strike, other labor dispute or organizational effort involving TRFC or any of its Subsidiaries pending or, to TRFC's knowledge, threatened. TRFC and its Subsidiaries are in compliance with applicable laws regarding employment of employees and retention of independent contractors and are in compliance with applicable employment tax laws.

          (m)  Employee Benefit Plans.  TRFC's Disclosure Letter contains a
               ----------------------
complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of TRFC or any of its Subsidiaries (hereinafter collectively referred to as the "TRFC Employee Plans"). All of the TRFC Employee Plans comply in all material respects with all applicable requirements of ERISA, the Code and other applicable laws; there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which is likely to result in the imposition of any penalties or taxes under Section 502(i) of ERISA or Section 4975 of the Code upon TRFC or any of its Subsidiaries. No liability to the Pension Benefit Guaranty Corporation ("PBGC") has been or is expected by TRFC or any of its Subsidiaries to be incurred with respect to any TRFC Employee Plan which is subject to Title IV of ERISA (" TRFC Pension Plan"), or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA) currently or formerly maintained by TRFC or any entity which is considered one employer with TRFC under Section 4001(b)(1) of ERISA or Section 414 of the Code (an "ERISA Affiliate"). No TRFC Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each TRFC Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such TRFC Pension Plan as of the end of the most recent plan year with respect to the respective TRFC Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such TRFC Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any TRFC Pension Plan within the 12-month period ending on the date hereof. Neither TRFC nor any of its Subsidiaries has provided, or is required to provide, security to any TRFC Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code. Neither TRFC, its Subsidiaries, nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980. Each TRFC Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the Code (a "TRFC Qualified Plan") has received a favorable determination letter from the Internal Revenue Service ("IRS"), and TRFC and its Subsidiaries are not aware of any circumstances likely to result in revocation of any such favorable determination letter. Each TRFC Qualified Plan that is an "employee stock ownership plan" (as defined in Section 4975(e)(7) of the Code) has satisfied all of the applicable requirements of Sections 409 and 4975(e)(7) of the Code and the regulations thereunder in all respects and any assets of any such TRFC Qualified Plan that are not allocated to participants' individual accounts are pledged as security for, and may be applied to satisfy, any securities acquisition indebtedness. There is no pending or, to TRFC's knowledge, threatened litigation, administrative action or proceeding relating to any TRFC Employee Plan. There has been no announcement or commitment by TRFC or any of its Subsidiaries to create an additional TRFC Employee Plan, or to amend any TRFC Employee Plan, except for amendments required by applicable law which do not materially increase the cost of such TRFC Employee Plan; and, except as specifically identified in TRFC's Disclosure Letter, TRFC and its Subsidiaries do not have any obligations for post-retirement or post-employment benefits under any TRFC Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the Code, or similar state laws, the cost of which is borne by the insured individuals. With respect to TRFC or any of its Subsidiaries, for the Employee Plans listed in TRFC's Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any payment or series of payments by TRFC or any of its Subsidiaries to any person which is an "excess parachute payment" (as defined in Section 280G of the Code), increase or secure (by way of a trust or other vehicle) any benefits payable under any TRFC Employee Plan or accelerate the time of payment or vesting of any such benefit. With respect to each TRFC Employee Plan, TRFC has supplied to RBI a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such TRFC Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such TRFC Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such TRFC Employee Plan, if the TRFC Employee Plan is subject to Title I of ERISA,
(E) the most recent actuarial report or valuation if such TRFC Employee Plan is a TRFC Pension Plan and any subsequent changes to the actuarial assumptions contained therein and (F) the most recent determination letter issued by the IRS if such Employee Plan is a Qualified Plan.

          (n)  Termination Benefits. TRFC's Disclosure Letter contains a
               --------------------
schedule identifying the types of benefits and other payments due under the Specified Compensation and Benefit Programs (as defined herein) for each Named Individual (as defined herein), and TRFC has previously provided to RBI a reasonable, good faith estimate of the amounts payable and certain of the benefits to be provided pursuant to the Employment Agreements between TRFC and each of Messrs. Tsimbinos, Nutt, Henchy, Kuhn, Kramer and DeRusso and pursuant to the Employment Agreements between TRFC Bank and each of Messrs. Tsimbinos, Nutt, Henchy, Kuhn, Kramer and DeRusso. For purposes hereof, "Specified Compensation and Benefit Programs" shall include all employment agreements, change in control agreements, severance or special termination agreements, severance plans, pension, retirement or deferred compensation plans for non-employee directors, supplemental executive retirement programs, tax indemnification agreements, outplacement programs, cash bonus programs, deferred compensation plans, all performance and/or bonus plans, stock appreciation right, phantom stock or stock unit plan, and health, life, disability and other insurance or welfare plans, but shall not include any tax-qualified pension, profit-sharing or employee stock ownership plan or any TRFC Option Plans or TRFC RRP. For purposes hereof, "Named Individual" shall include each non-employee director of TRFC or any of its Subsidiaries and each executive officer of TRFC.

          (o)  Title to Assets.  TRFC and each of its Subsidiaries has good and
               ---------------
marketable title to its properties and assets (including any intellectual property asset such as any trademark, service mark, tradename or copyright) and property acquired in a judicial foreclosure proceeding or by way of a deed in lieu of foreclosure or similar transfer, other than property as to which it is lessee, in which case the related lease is valid and in full force and effect. Each lease pursuant to which

TRFC or any of its Subsidiaries is lessor is valid and in full force and effect and no lessee under any such lease is in default or in violation of any provisions of any such lease. All material tangible properties of TRFC and each of its Subsidiaries are in a good state of maintenance and repair, conform with all applicable ordinances, regulations and zoning laws and are considered by TRFC to be adequate for the current business of TRFC and its Subsidiaries.

          (p)  Compliance with Laws.  TRFC and each of its Subsidiaries has all
               --------------------
permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, all federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and, to the best knowledge of TRFC, no suspension or cancellation of any of them is threatened. Since the date of its incorporation, the corporate affairs of TRFC have not been conducted in violation of any law, ordinance, regulation, order, writ, rule, decree or approval of any federal or state regulatory authority having jurisdiction over insured depositary institutions or their holding companies, the SEC, the NASD or any other SRO (each, a "Governmental Entity"). The businesses of TRFC and its Subsidiaries are not being conducted in violation of any law, ordinance, regulation, order, writ, rule, decree or condition to approval of any Governmental Entity.

          (q)  Fees.  Other than financial advisory services performed for TRFC
               ----
by Goldman, Sachs & Co. pursuant to an agreement dated May 22, 1998, a true and complete copy of which has been previously delivered to RBI, neither TRFC nor any of its Subsidiaries, nor any of their respective officers, directors, employees or agents, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for TRFC or any of its Subsidiaries in connection with this Agreement or the transactions contemplated hereby.

          (r)  Environmental Matters.  (i)  With respect to TRFC and each of
               ---------------------
its Subsidiaries:

               (A) Each of TRFC and its Subsidiaries, the Participation Facilities (as defined herein), and, to TRFC's knowledge, the Loan Properties (as defined herein) are, and have been, in substantial compliance with, and are not liable under, all Environmental Laws (as defined herein);

               (B) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to TRFC's knowledge, threatened, before any court, governmental agency or board or other forum against it or any of its Subsidiaries or any Participation Facility (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release (as defined herein) into the environment of any Hazardous Material (as defined herein), whether or not occurring at or on a site owned, leased or operated by it or any of its Subsidiaries or any Participation Facility;

               (C) To TRFC's knowledge, there is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or TRFC or any of its Subsidiaries in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by a Loan Property;

               (D) To TRFC's knowledge, the properties currently owned or operated by TRFC or any of its Subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under applicable Environmental Law;

               (E) Neither TRFC nor any of its Subsidiaries has received any notice, demand letter, executive or administrative order, directive or request for information from any federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

               (F) To TRFC's knowledge, there are no underground storage tanks on, in or under any properties owned or operated by TRFC or any of its Subsidiaries or any Participation Facility, and no underground storage tanks have been closed or removed from any properties owned or operated by TRFC or any of its Subsidiaries or any Participation Facility; and

               (G) To TRFC's knowledge, during the period of (l) TRFC's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (m) TRFC's or any of its Subsidiaries' participation in the management of any Participation Facility, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. To TRFC's knowledge, prior to the period of (x) TRFC's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (y) TRFC's or any of its Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

               (ii)  The following definitions apply for purposes of this
Section 2.3(r) and Section 2.4(r): (w) "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest, and, where required by the context, includes the owner or operator of such property, but only with respect to such property; (x) "Participation Facility" means any facility in which the applicable party (or a Subsidiary of it) participates in the management (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property;
(y) "Environmental Law" means (i) any federal, state or local law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, legal doctrine, order, directive, executive or administrative order, judgment, decree, injunction, legal requirement or agreement with any governmental entity relating to (A) the protection, preservation or restoration of the environment (which includes, without limitation, air, water vapor, surface water, groundwater, drinking water supply, structures, soil, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety as it relates to Hazardous Materials, or (B) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Materials, in each case as amended and as now in effect. The term Environmental Law includes all federal, state and local laws, rules, regulations or requirements relating to the protection of the environment or health and safety, including, without limitation, (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act of 1972, the Federal Clean Air Act, the Federal Clean Water Act, the Federal Resource Conservation and Recovery Act of 1976 (including, but not limited to, the Hazardous and Solid Waste Amendments thereto and Subtitle I relating to underground storage tanks), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Federal Occupational Safety and Health Act of 1970 as it relates to Hazardous Materials, the Federal Hazardous Substances Transportation Act, the Emergency Planning and Community Right-To-Know Act, the Safe Drinking Water Act, the Endangered Species Act, the National Environmental Policy Act, the Rivers and Harbors Appropriation Act or any so-called "Superfund" or "Superlien" law, each as amended and as now or hereafter in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Material; and (z) "Hazardous Material" means any substance (whether solid, liquid or gas) which is or could be detrimental to human health or safety or to the environment, currently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

          (s)  Loan Portfolio; Allowance; Asset Quality.  (i)  With respect to
               ----------------------------------------
each loan owned by TRFC or its Subsidiaries in whole or in part (each, a "Loan"), to the best knowledge of TRFC:

               (A) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

               (B) neither TRFC nor any of its Subsidiaries, nor any prior holder of a Loan, has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

               (C) TRFC or a Subsidiary is the sole holder of legal and beneficial title to each Loan (or TRFC's applicable participation interest, as applicable), except as otherwise referenced on the books and records of TRFC;

               (D) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

               (E) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan, except as otherwise referenced on the books and records of TRFC;

               (F) there is no litigation or proceeding pending or threatened relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan; and

               (G) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable.

               (ii) The allowance for possible losses reflected in TRFC's audited statement of condition at December 31, 1997 was, and the allowance for possible losses shown on the balance sheets in TRFC's Reports for periods ending after December 31, 1997 will be, adequate, as of the dates thereof, under generally accepted accounting principles applicable to stock savings banks consistently applied.

               (iii) TRFC's Disclosure Letter sets forth by category the amounts of all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of TRFC and its Subsidiaries that have been classified (whether regulatory or internal) as "Special Mention," "Substandard," "Doubtful," "Loss" or words of similar import, and TRFC and its Subsidiaries shall promptly after the end of any month inform RBI of any such classification arrived at any time after the date hereof. The other real estate owned ("OREO") included in any non-performing assets of TRFC or any of its Subsidiaries is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

          (t)  Deposits.   None of the deposits of TRFC or any of its
               --------
Subsidiaries is a "brokered" deposit.

          (u)  Accounting Matters.  Neither TRFC nor any of its Subsidiaries or,
               ------------------
to the best of its knowledge, any of its other affiliates has, through the date hereof, taken or agreed to take any action that would prevent RBI from accounting for the business combination to be effected by the Merger as a pooling-of-interests, and TRFC has no knowledge of any fact or circumstance that would prevent such accounting treatment.

          (v)  Antitakeover Provisions Inapplicable.   TRFC and its Subsidiaries
               ------------------------------------
have taken all actions required to exempt TRFC, the Agreement, the Merger and the TRFC Option Agreement from any provisions of an antitakeover nature in their organization certificates and bylaws, the TRFC Rights Agreement, and the provisions of any federal or state "antitakeover," "fair price," "moratorium," "control share acquisition" or similar laws or regulations.

          (w)  Material Interests of Certain Persons.   Except as disclosed in
               -------------------------------------
TRFC's Proxy Statement for its 1998 Annual Meeting of Stockholders, no officer or director of TRFC, or any "associate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended ("Exchange Act")) of any such officer or director, has any material interest in any material contract or property (real or personal), tangible or intangible, used in or pertaining to the business of TRFC or any of its Subsidiaries. No such interest has been created or modified since the date of the last regulatory examination of TRFC or its Subsidiaries.

          (x)  Insurance. TRFC and its Subsidiaries are presently insured, and
               ---------
since December 31, 1995, have been insured, for reasonable amounts with financially sound and reputable insurance companies, against such risks as companies engaged in a similar business would, in accordance with good business practice, customarily be insured. All of the insurance policies and bonds maintained by TRFC and its Subsidiaries are in full force and effect, TRFC and its Subsidiaries are not in default thereunder and all material claims thereunder have been filed in due and timely fashion.

          (y)  Investment Securities; Borrowings.  (i) Except for investments in
               ---------------------------------
Federal Home Loan Bank ("FHLB") Stock and pledges to secure FHLB borrowings and reverse repurchase agreements entered into in arms-length transactions pursuant to normal commercial terms and conditions and entered into in the ordinary course of business and restrictions that exist for securities to be classified as "held to maturity," none of the investments reflected in the consolidated balance sheet of TRFC included in TRFC's Report on Form 10-K for the year ended December 31, 1997, and none of the investment securities held by it or any of its Subsidiaries since December 31, 1997, is subject to any restriction (contractual or statutory) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time.

               (ii) Neither TRFC nor any Subsidiary is a party to or has agreed to enter into an exchange-traded or over-the-counter equity, interest rate, foreign exchange or other swap, forward, future, option, cap, floor or collar or any other contract that is a derivative contract (including various combinations thereof) (each, a "Derivatives Contract") or owns securities that (A) are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives" or
(B) are likely to have changes in value as a result of interest or exchange rate changes that significantly exceed normal changes in value attributable to interest or exchange rate changes.

               (iii) Set forth in TRFC's Disclosure Letter is a true and complete list of TRFC's borrowed funds (excluding deposit accounts) as of the date hereof.

          (z)  Indemnification.  Except as provided in TRFC's Disclosure Letter,
               ---------------
TRFC's Employment Agreements, TRFC Bank's Indemnification Agreements or the organization certificate or bylaws of TRFC and its Subsidiaries, neither TRFC nor any Subsidiary is a party to any indemnification agreement with any of its present or future directors, officers, employees, agents or other persons who serve or served in any other capacity with any other enterprise at the request of TRFC (a "Covered Person"), and, except as set forth in TRFC's Disclosure Letter, to the best knowledge of TRFC, there are no claims for which any Covered Person would be entitled to indemnification under the organization certificate or bylaws of TRFC or any of its Subsidiaries, under any applicable law or regulation or under any indemnification agreement.

          (aa)  Books and Records.  The books and records of TRFC and its
                -----------------
Subsidiaries on a consolidated basis have been, and are being, maintained in accordance with applicable legal and accounting requirements and reflect in all material respects the substance of events and transactions that should be included therein.

          (bb)  Corporate Documents.  TRFC has delivered to RBI true and
                -------------------
complete copies of its certificate of incorporation and bylaws and of TRFC Bank's and RAFC's organization certificate and bylaws. The minute books of TRFC, TRFC Bank and RAFC constitute a complete and correct record of all actions taken by their respective boards of directors (and each committee thereof) and their stockholders. The minute books of each of TRFC's Subsidiaries constitutes a complete and correct record of all actions taken by the respective boards of directors (and each committee thereof) and the stockholders of each such Subsidiary.

          (cc)  Liquidation Account.  The Merger will not result in any payment
                -------------------
or distribution payable out of the liquidation account of TRFC Bank established in connection with TRFC Bank's conversion from mutual to stock form.

          (dd)  Tax Treatment of the Merger.  As of the date hereof, TRFC has no
                ---------------------------
knowledge of any fact or circumstance that would prevent the transactions contemplated by this Agreement from qualifying as a tax-free reorganization under the Code.

          (ee)  Beneficial Ownership of RBI Common Stock.  As of the date
                ----------------------------------------
hereof, TRFC beneficially owns 65,000 shares of RBI Common Stock and, other than as contemplated by the RBI Option Agreement, does not have any option, warrant or right of any kind to acquire the beneficial ownership of any shares of RBI Common Stock.

          (ff)  Year 2000 Matters.  TRFC has completed a review of its computer
                -----------------
systems to identify systems that could be affected by the "Year 2000" issue and reasonably believes it has identified all such Year 2000 problems. TRFC's management has developed and commenced implementation of a plan to respond to this issue which is designed to complete any required initial changes to its computer systems and to complete testing of those changes by December 31, 1998. Between the date of this Agreement and the Effective Time, TRFC shall use commercially practicable efforts to implement and/or continue to undertake such plan. Year 2000 issues have not had, and are not reasonably expected to have, a Material Adverse Effect on TRFC or its Subsidiaries.

          (gg)  Registration Statement.  The information regarding TRFC to be
                ----------------------
supplied by TRFC for inclusion in (i) the Registration Statement on Form S-4 and/or such other form(s) as may be appropriate to be filed under the Securities Act of 1933, as amended ("Securities Act"), with the SEC by RBI for the purpose of, among other things, registering the RBI Common Stock to be issued to TRFC's stockholders in the Merger (as amended or supplemented from time to time, the "Registration Statement"), or (ii) the proxy statement to be filed with the SEC by TRFC and RBI under the Exchange Act and distributed in connection with TRFC's meeting of stockholders to vote upon this Agreement (as amended or supplemented from time to time, the "Proxy Statement," and together with the prospectus included in the Registration Statement, as amended or supplemented from time to time, the "Proxy Statement-Prospectus") will not, at the time such Registration Statement becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          Section 2.4    Representations and Warranties of RBI.  Subject to
                         -------------------------------------
Sections 2.1 and 2.2, RBI represents and warrants to TRFC that, except as specifically disclosed in RBI's Disclosure Letter:

          (a)  Organization.  (i)   RBI is a corporation duly organized, validly
               ------------
existing and in good standing under the laws of the State of Delaware and is duly registered as a savings and loan holding company under HOLA. RBI Bank is a stock savings bank duly organized, validly existing and in good standing under the laws of the State of New York. Each Subsidiary of RBI Bank is a corporation, limited liability company or partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization. Each of RBI and its Subsidiaries has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

               (ii) RBI and each of its Subsidiaries has the requisite corporate power and authority, and is duly qualified and is in good standing, to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

               (iii) RBI's Disclosure Letter sets forth all of RBI's Subsidiaries and all entities (whether corporations, partnerships or similar organizations), including the corresponding percentage ownership, in which RBI owns, directly or indirectly, 5% or more of the ownership interests as of the date of this Agreement and indicates for each Subsidiary, as of the such date, its jurisdiction of organization and the jurisdiction(s) wherein it is qualified to do business. All such Subsidiaries and ownership interests are in compliance with all applicable laws, rules and regulations relating to direct investments in equity ownership interests. RBI owns, either directly or indirectly, all of the outstanding capital stock of each of its Subsidiaries, except for certain preferred shares issued by Roslyn Capital Corp. No Subsidiary of RBI other than RBI Bank is an "insured depository institution" as defined in the FDIA and the applicable regulations thereunder. All of the shares of capital stock of each of the Subsidiaries held by RBI or any of its other Subsidiaries are fully paid, nonassessable and not subject to any preemptive rights and are owned by RBI or a Subsidiary of RBI free and clear of any claims, liens, encumbrances or restrictions (other than those imposed by applicable federal and state securities laws) and there are no agreements or understandings with respect to the voting or disposition of any such shares.

               (iv) The deposits of RBI Bank are insured by the BIF of the FDIC to the extent provided in the FDIA.

          (b)  Capital Structure.  (i)  The authorized capital stock of RBI
               -----------------
consists of 100,000,000 shares of RBI Common Stock and 10,000,000 shares of preferred stock, par value $.01 per share ("RBI Preferred Stock"). As of the date of this Agreement, (A) 41,399,959 shares of RBI Common Stock were issued and outstanding, (B) no shares of RBI Preferred Stock were outstanding, (C) no shares of RBI Common Stock were reserved for issuance, except that 4,364,246 shares of RBI Common Stock were reserved for issuance pursuant to the RBI 1997 Stock-Based Incentive Plan and (D) 2,242,500 shares of RBI Common Stock were held by RBI in its treasury or by its Subsidiaries. The authorized capital stock of RBI Bank consists of 100,000,000 shares of common stock, par value $.01 per share, and 10,000,000 shares of preferred stock, par value $.01 per share. As of the date of this Agreement, 1,000 shares of such common stock were outstanding, no shares of such preferred stock were outstanding and all outstanding shares of such common stock were, and as of the Effective Time will be, owned by RBI. All outstanding shares of capital stock of RBI and RBI Bank are validly issued, fully paid and nonassessable and not subject to any preemptive rights and, with respect to shares held by RBI in its treasury or by its Subsidiaries, are free and clear of all liens, encumbrances or restrictions (other than those imposed by applicable federal or state securities laws) and there are no agreements or understandings with respect to the voting or disposition of any such shares.

               (ii)  No Voting Debt of RBI is issued or outstanding.

               (iii) As of the date of this Agreement, except for this Agreement, the RBI Option Agreement and as set forth in RBI's Disclosure Letter, neither RBI nor any of its Subsidiaries has or is bound by any outstanding options, warrants, calls, rights, convertible securities, commitments or agreements of any character obligating RBI or any of its Subsidiaries to issue, deliver or sell, or cause to be issued, delivered or sold, any additional shares of capital stock of RBI or any of its Subsidiaries or obligating RBI or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, convertible security, commitment or agreement. As of the date hereof, there are no outstanding contractual obligations of RBI or any of its Subsidiaries to repurchase, redeem or otherwise acquire any shares of capital stock of RBI or any of its Subsidiaries.

          (c)  Authority.   Each of RBI and RBI Bank has the requisite corporate
               ---------
power and authority to enter into this Agreement and the Plan of Bank Merger, respectively and, subject to approval of this Agreement and the amendment to RBI's Certificate of Incorporation to increase the number of authorized shares of RBI Common Stock (the "Amendment") by the requisite vote of RBI's stockholders and receipt of all required regulatory or governmental approvals, as contemplated by Section 5.1(b) of this Agreement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement, and, subject to the approval of this Agreement by RBI's stockholders, the consummation of the transactions contemplated hereby, have been duly authorized by all necessary corporate actions on the part of RBI and RBI Bank. This Agreement has been duly executed and delivered by RBI and constitutes a valid and binding obligation of RBI, enforceable in accordance with its terms subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity, whether applied in a court of law or a court of equity.

          (d)  Stockholder Approvals; Fairness Opinion.   The affirmative vote
               ---------------------------------------
of a majority of the outstanding shares of the RBI Common Stock entitled to vote on this Agreement and the Amendment are the only votes of the stockholders of RBI required for approval of this Agreement and the consummation of the Merger and the related transactions contemplated hereby. RBI has received the opinion of Sandler O'Neill & Partners, L.P. to the effect that, as of the date hereof, the Merger Consideration is fair, from a financial point of view, to RBI's stockholders.

          (e)  No Violations.  The execution, delivery and performance of this
               -------------
Agreement by RBI do not, and the consummation of the transactions contemplated hereby will not, constitute (i) assuming receipt of all Requisite Regulatory Approvals and requisite stockholder approvals, a breach or violation of, or a default under, any law, rule or regulation or any judgment, decree, order, governmental permit or license, or agreement, indenture or instrument of RBI or any of its Subsidiaries, or to which RBI or any of its Subsidiaries (or any of their respective properties) is subject, (ii) a breach or violation of, or a default under, the certificate of incorporation or bylaws of RBI or the similar organizational documents of any of its Subsidiaries or (iii) a breach or violation of, or a default under (or an event which, with due notice or lapse of time or both, would constitute a default under), or result in the termination of, accelerate the performance required by, or result in the creation of any lien, pledge, security interest, charge or other encumbrance upon any of the properties or assets of RBI or any of its Subsidiaries, under, any of the terms, conditions or provisions of any note, bond, indenture, deed of trust, loan agreement or other agreement, instrument or obligation to which RBI or any of its Subsidiaries is a party, or to which any of their respective properties or assets may be subject; and the consummation of the transactions (including the Bank Merger) contemplated hereby (exclusive of the effect of any changes effected pursuant to Section 1.7) will not require any approval, consent or waiver under any such law, rule, regulation, judgment, decree, order, governmental permit or license or the approval, consent or waiver of any other party to any such agreement, indenture or instrument, other than (x) the approval of the holders of a majority of the outstanding shares of RBI Common Stock, (y) the Requisite Regulatory Approvals and (z) such approvals, consents or waivers as are required under the federal and state securities or "blue sky" laws in connection with the transactions contemplated by this Agreement. As of the date hereof, the executive officers of RBI know of no reason pertaining to RBI why any of the approvals referred to in this Section 2.4(e) should not be obtained without the imposition of any material condition or restriction described in the proviso to Section 5.1(b).

          (f)  Reports.  (i)  As of their respective dates, none of the reports
               -------
or other statements filed by RBI or RBI Bank on or subsequent to December 31, 1997, with the SEC (collectively, "RBI's Reports"), contained, or will contain, any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements of RBI included in RBI's Report complied as to form, as of their respective dates of filing with the SEC, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto and have been prepared in accordance with GAAP (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by Form 10-Q of the SEC). Each of the consolidated statements of condition contained or incorporated by reference in RBI's Reports (including in each case any related notes and schedules) fairly presented, or will fairly present, as the case may be, (A) the financial position of the entity or entities to which it relates as of its date and each of the statements of operations, consolidated statements of cash flows and consolidated statements of changes in stockholders' equity, contained or incorporated by reference in RBI's Reports (including in each case any related notes and schedules), and (B) the results of operations, stockholders' equity and cash flows, as the case may be, of the entity or entities to which it relates for the periods set forth therein (subject, in the case of unaudited interim statements, to normal year-end audit adjustments that are not material in amount or effect), in each case in accordance with GAAP, except as may be noted therein. RBI has made available to TRFC a true and complete copy of each of RBI's Report filed with the SEC since December 31, 1997.

               (ii) RBI and each of its Subsidiaries have each timely filed all material reports, registrations and statements, together with any amendments required to be made with respect thereto, that they were required to file since December 31, 1993 with (A) the OTS, (B) the SEC, (C) the NASD and (D) any other SRO, and have paid all fees and assessments due and payable in connection therewith.

          (g)  Absence of Certain Changes or Events.   Except as disclosed in
               ------------------------------------
RBI's Reports filed on or prior to the date of this Agreement, since December 31, 1997, (i) RBI and its Subsidiaries have not incurred any liability, except in the ordinary course of their business consistent with past practice, (ii) RBI and its Subsidiaries have conducted their respective businesses only in the ordinary and usual course of such businesses and (iii) there has not been any Material Adverse Effect with respect to RBI.

          (h)  Absence of Claims.  Except as set forth in RBI's Disclosure
               -----------------
Letter, no litigation, proceeding, controversy, claim or action before any court or governmental agency is pending against RBI or any of its Subsidiaries, and, to the best of RBI's knowledge, no such litigation, proceeding, controversy, claim or action has been threatened.

          (i)  Absence of Regulatory Actions.  Neither RBI nor any of its
               -----------------------------
Subsidiaries is a party to any cease and desist order, written agreement or memorandum of understanding with, or any commitment letter or similar written undertaking to, or is subject to any action, proceeding, order or directive by, or is a recipient of any extraordinary supervisory letter from any Government Regulator, or has adopted any board resolutions at the request of any Government Regulator, nor has it been advised by any Governmental Regulator that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such action, proceeding, order, directive, written agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter, board resolutions or similar written undertaking.

          (j)  Taxes.  All federal, state, local and foreign tax returns
               -----
required to be filed by or on behalf of RBI or any of its Subsidiaries have been timely filed or requests for extensions have been timely filed and any such extension shall have been granted and not have expired, and all such filed returns are complete and accurate in all material respects. All taxes shown on such returns, all taxes required to be shown on returns for which extensions have been granted and all other taxes required to be paid by RBI or any of its Subsidiaries have been paid in full or adequate provision has been made for any such taxes on RBI's balance sheet (in accordance with GAAP). For purposes of this Section 2.4(j), the term "taxes" shall include all income, franchise, gross receipts, real and personal property, real property transfer and gains, wage and employment taxes. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of RBI or any of its Subsidiaries, and no claim has been made by any authority in a jurisdiction where RBI or any of its Subsidiaries do not file tax returns that RBI or any such Subsidiary is subject to taxation in that jurisdiction. All taxes, interest, additions and penalties due with respect to completed and settled examinations or concluded litigation relating to RBI or any of its Subsidiaries have been paid in full or adequate provision has been made for any such taxes on RBI's balance sheet (in accordance with GAAP). Except as set forth in RBI's Disclosure Letter, RBI and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. RBI and each of its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and RBI and each of its Subsidiaries has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements. Neither RBI nor any of its Subsidiaries (i) has made an election under Section 341(f) of the Code, (ii) has issued or assumed any obligation under Section 279 of the Code, any high yield discount obligation as described in Section 163(i) of the Code or any registration-required obligation within the meaning of
Section 163(f)(2) of the Code that is not in registered form or (iii) is or has been a United States real property holding corporation within the meaning of
Section 897(c)(2) of the Code.

          (k)  Agreements.  (i)  Except for the RBI Option Agreement and
               ----------
arrangements made in the ordinary course of business, and except as set forth in RBI's Disclosure Letter, RBI and its Subsidiaries are not bound by any material contract (as defined in Item 601(b)(10) of Regulation S-K) to be performed after the date hereof that has not been filed with or incorporated by reference in RBI's Report. Except as disclosed in RBI's Report filed prior to the date of this Agreement, neither RBI nor any of its Subsidiaries is a party to an oral or written (A) consulting agreement (other than data processing, software programming and licensing contracts entered into in the ordinary course of business) not terminable on 60 days' or less notice, (B) agreement with any executive officer or other key employee of RBI or any of its Subsidiaries the benefits of which are contingent, or the terms of which are materially altered, upon the occurrence of a transaction involving RBI or any of its Subsidiaries of the nature contemplated by this Agreement or the RBI Option Agreement, (C) agreement with respect to any employee or director of RBI or any of its Subsidiaries providing any term of employment or compensation guarantee extending for a period longer than 60 days or for the payment of in excess of $50,000 per annum, (D) agreement or plan, including any stock option plan, phantom stock or stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting or payment of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the RBI Option Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement or the RBI Option Agreement or (E) agreement containing covenants that limit the ability of RBI or any of its Subsidiaries to compete in any line of business or with any person, or that involve any restriction on the geographic area in which, or method by which, RBI (including any successor thereof) or any of its Subsidiaries may carry on its business (other than as may be required by law or any regulatory agency).

               (ii) Except as set forth in RBI's Disclosure Letter, neither RBI nor any of its Subsidiaries is in default under or in violation of any provision of any note, bond, indenture, mortgage, deed of trust, loan agreement, lease or other agreement to which it is a party or by which it is bound or to which any of its respective properties or assets is subject.

               (iii) RBI and each of its Subsidiaries owns or possesses valid and binding licenses and other rights to use without payment all patents, copyrights, trade secrets, trade names, servicemarks and trademarks used in its businesses, and neither RBI nor any of its Subsidiaries has received any notice of conflict with respect thereto that asserts the right of others. Each of RBI and its Subsidiaries has performed all the obligations required to be performed by it and are not in default under any contact, agreement, arrangement or commitment relating to any of the foregoing.

          (l)  RBI Common Stock.  The shares of RBI Common Stock to be issued
               ----------------
pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable and subject to no preemptive rights.

          (m)  Labor Matters.  Neither RBI nor any of its Subsidiaries is or has
               -------------
ever been a party to, or is or has ever been bound by, any collective bargaining agreement, contract or other agreement or understanding with a labor union or labor organization with respect to its employees, nor is RBI or any of its Subsidiaries the subject of any proceeding asserting that it has committed an unfair labor practice or seeking to compel RBI or any of its Subsidiaries to bargain with any labor organization as to wages and conditions of employment, nor is there any strike, other labor dispute or organizational effort involving RBI or any of its Subsidiaries pending or, to RBI's knowledge, threatened. RBI and its Subsidiaries are in compliance with applicable laws regarding employment of employees and retention of independent contractors and are in compliance with applicable employment tax laws.

          (n)  Employee Benefit Plans.  RBI's Disclosure Letter contains a
               ----------------------
complete and accurate list of all pension, retirement, stock option, stock purchase, stock ownership, savings, stock appreciation right, profit sharing, deferred compensation, consulting, bonus, group insurance, severance and other benefit plans, contracts, agreements and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, contracts, plans and arrangements and all trust agreements related thereto with respect to any present or former directors, officers or other employees of RBI or any of its Subsidiaries (hereinafter referred to collectively as the "RBI Employee Plans"). All of the RBI Employee Plans comply in all material respects with all applicable requirements of ERISA, the Code and other applicable laws; there has occurred no "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which is likely to result in the imposition of any penalties or taxes under Section 502(i) of ERISA or
Section 4975 of the Code upon RBI or any of its Subsidiaries. No liability to the PBGC has been or is expected by RBI or any of its Subsidiaries to be incurred with respect to any RBI Employee Plan which is subject to Title IV of ERISA ("RBI Pension Plan"), or with respect to any "single-employer plan" (as defined in Section 4001(a) of ERISA) currently or formerly maintained by RBI or any entity which is considered one employer with RBI under Section 4001(b)(1) of ERISA or Section 414 of the Code (an "ERISA Affiliate"). No RBI Pension Plan had an "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, as of the last day of the end of the most recent plan year ending prior to the date hereof; the fair market value of the assets of each RBI Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such RBI Pension Plan as of the end of the most recent plan year with respect to the respective RBI Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such RBI Pension Plan as of the date hereof; and no notice of a "reportable event" (as defined in Section 4043 of ERISA) for which the 30-day reporting requirement has not been waived has been required to be filed for any RBI Pension Plan within the 12-month period ending on the date hereof. Neither RBI nor any of its Subsidiaries has provided, or is required to provide, security to any RBI Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code. Neither RBI, its Subsidiaries, nor any ERISA Affiliate has contributed to any "multiemployer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980. Each RBI Employee Plan that is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) and which is intended to be qualified under Section 401(a) of the Code (an "RBI Qualified Plan") has received a favorable determination letter from the IRS, and RBI and its Subsidiaries are not aware of any circumstances likely to result in revocation of any such favorable determination letter. Each RBI Qualified Plan that is an "employee stock ownership plan" (as defined in Section 4975(e)(7) of the Code) has satisfied all of the applicable requirements of Sections 409 and 4975(e)(7) of the Code and the regulations thereunder in all respects and any assets of any such RBI Qualified Plan that are not allocated to participants' individual accounts are pledged as security for, and may be applied to satisfy, any securities acquisition indebtedness. There is no pending or, to RBI's knowledge, threatened litigation, administrative action or proceeding relating to any RBI Employee Plan. Except as relating to the employee(s) of The Roslyn Savings Foundation, there has been no announcement or commitment by RBI or any of its Subsidiaries to create an additional RBI Employee Plan, or to amend any RBI Employee Plan, except for amendments required by applicable law which do not materially increase the cost of such RBI Employee Plan; and, except as specifically identified in RBI's Disclosure Letter, RBI and its Subsidiaries do not have any obligations for post-retirement or post-employment benefits under any RBI Employee Plan that cannot be amended or terminated upon 60 days' notice or less without incurring any liability thereunder, except for coverage required by Part 6 of Title I of ERISA or Section 4980B of the Code, or similar state laws, the cost of which is borne by the insured individuals. With respect to RBI or any of its Subsidiaries, for the Employee Plans listed in RBI's Disclosure Letter, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in any payment or series of payments by RBI or any of its Subsidiaries to any person which is an "excess parachute payment" (as defined in Section 280G of the Code), increase or secure (by way of a trust or other vehicle) any benefits payable under any RBI Employee Plan or accelerate the time of payment or vesting of any such benefit. With respect to each RBI Employee Plan, RBI has supplied to TRFC a true and correct copy of (A) the annual report on the applicable form of the Form 5500 series filed with the IRS for the most recent three plan years, if required to be filed, (B) such RBI Employee Plan, including amendments thereto, (C) each trust agreement, insurance contract or other funding arrangement relating to such RBI Employee Plan, including amendments thereto, (D) the most recent summary plan description and summary of material modifications thereto for such RBI Employee Plan, if the RBI Employee Plan is subject to Title I of ERISA, (E) the most recent actuarial report or valuation if such RBI Employee Plan is an RBI Pension Plan and any subsequent changes to the actuarial assumptions contained therein and (F) the most recent determination letter issued by the IRS if such RBI Employee Plan is a Qualified Plan.

          (o)  Title to Assets.  RBI and each of its Subsidiaries has good and
               ---------------
marketable title to its properties and assets (including any intellectual property asset such as any trademark, service mark, tradename or copyright) and property acquired in a judicial foreclosure proceeding or by way of a deed in lieu of foreclosure or similar transfer, other than property as to which it is lessee, in which case the related lease is valid and in full force and effect. Each lease pursuant to which RBI or any of its Subsidiaries is lessor is valid and in full force and effect and no lessee under any such lease is in default or in violation of any provisions of any such lease. All material tangible properties of RBI and each of its Subsidiaries are in a good state of maintenance and repair, conform with all applicable ordinances, regulations and zoning laws and are considered by RBI to be adequate for the current business of RBI and its Subsidiaries.

          (p)  Compliance with Laws.  RBI and each of its Subsidiaries has all
               --------------------
permits, licenses, certificates of authority, orders and approvals of, and has made all filings, applications and registrations with, all federal, state, local and foreign governmental or regulatory bodies that are required in order to permit it to carry on its business as it is presently conducted; all such permits, licenses, certificates of authority, orders and approvals are in full force and effect, and, to the best knowledge of RBI, no suspension or cancellation of any of them is threatened. Since the date of its incorporation, the corporate affairs of RBI have not been conducted in violation of any law, ordinance, regulation, order, writ, rule, decree or approval of any Governmental Entity. The businesses of RBI and its Subsidiaries are not being conducted in violation of any law, ordinance, regulation, order, writ, rule, decree or condition to approval of any Governmental Entity.

          (q)  Fees.  Other than the financial advisory services performed for
               ----
RBI by Sandler O'Neill & Partners, L.P. pursuant to an agreement dated May 22, 1998, a true and complete copy of which has been previously delivered to TRFC, neither RBI nor any of its Subsidiaries, nor any of their respective officers, directors, employees or agents, has employed any broker or finder or incurred any liability for any financial advisory fees, brokerage fees, commissions or finder's fees, and no broker or finder has acted directly or indirectly for RBI or any of its Subsidiaries in connection with this Agreement or the transactions contemplated hereby.

          (r)  Environmental Matters.  With respect to RBI and each of its
               ---------------------
Subsidiaries:

               (i) Each of RBI and its Subsidiaries, the Participation Facilities and, to RBI's knowledge, the Loan Properties are, and have been, in substantial compliance with, and are not liable under, all Environmental Laws;

               (ii) There is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or, to RBI's knowledge, threatened, before any court, governmental agency or board or other forum against it or any of its Subsidiaries or any Participation Facility (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by it or any of its Subsidiaries or any Participation Facility;

               (iii) To RBI's knowledge, there is no suit, claim, action, demand, executive or administrative order, directive, investigation or proceeding pending or threatened before any court, governmental agency or board or other forum relating to or against any Loan Property (or RBI or any of its Subsidiaries in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by a Loan Property;

               (iv) To RBI's knowledge, the properties currently owned or operated by RBI or any of its Subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under applicable Environmental Law;

               (v) Neither RBI nor any of its Subsidiaries has received any notice, demand letter, executive or administrative order, directive or request for information from any federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

               (vi) To RBI's knowledge, there are no underground storage tanks on, in or under any properties owned or operated by RBI or any of its Subsidiaries or any Participation Facility, and no underground storage tanks have been closed or removed from any properties owned or operated by RBI or any of its Subsidiaries or any Participation Facility; and

               (vii) To RBI's knowledge, during the period of (l) RBI's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (m) RBI's or any of its Subsidiaries' participation in the management of any Participation Facility, there has been contamination by or release of Hazardous Materials in, on, under or affecting such properties. To RBI's knowledge, prior to the period of (x) RBI's or any of its Subsidiaries' ownership or operation of any of their respective current properties or (y) RBI's or any of its Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such property, Participation Facility or Loan Property.

          (s)  Loan Portfolio; Allowance; Asset Quality.  (i)  With respect to
               ----------------------------------------
each Loan owned by RBI or its Subsidiaries in whole or in part, to the best knowledge of RBI:

               (A) the note and the related security documents are each legal, valid and binding obligations of the maker or obligor thereof, enforceable against such maker or obligor in accordance with their terms;

               (B) neither RBI nor any of its Subsidiaries nor any prior holder of a Loan has modified the note or any of the related security documents in any material respect or satisfied, canceled or subordinated the note or any of the related security documents except as otherwise disclosed by documents in the applicable Loan file;

               (C) RBI or a Subsidiary is the sole holder of legal and beneficial title to each Loan (or RBI Bank's applicable participation interest, as applicable); except as otherwise referenced on the books and records of RBI;

               (D) the note and the related security documents, copies of which are included in the Loan files, are true and correct copies of the documents they purport to be and have not been suspended, amended, modified, canceled or otherwise changed except as otherwise disclosed by documents in the applicable Loan file;

               (E) there is no pending or threatened condemnation proceeding or similar proceeding affecting the property that serves as security for a Loan; except as otherwise referenced on the books and records of RBI;

               (F) there is no litigation or proceeding pending or threatened, relating to the property that serves as security for a Loan that would have a Material Adverse Effect upon the related Loan; and

               (G) with respect to a Loan held in the form of a participation, the participation documentation is legal, valid, binding and enforceable.

               (ii) The allowance for possible losses reflected in RBI's audited statement of condition at December 31, 1997 was, and the allowance for possible losses shown on the balance sheets in RBI's Reports for periods ending after December 31, 1997 will be, adequate, as of the dates thereof, under generally accepted accounting principles applicable to stock savings banks consistently applied.

               (iii) RBI's Disclosure Letter sets forth by category the amounts of all loans, leases, advances, credit enhancements, other extensions of credit, commitments and interest-bearing assets of RBI and its Subsidiaries that have been classified (whether regulatory or internal) as "Other Loans Specially Mentioned," "Special Mention," "Substandard," "Doubtful," "Loss," "Classified," "Criticized," "Credit Risk Assets," "Concerned Loans" (in the latter two cases, to the extent available) or words of similar import, and RBI and its Subsidiaries shall promptly after the end of any month inform TRFC of any such classification arrived at any time after the date hereof. The OREO included in any non-performing assets of RBI or any of its Subsidiaries is carried net of reserves at the lower of cost or fair value, less estimated selling costs, based on current independent appraisals or evaluations or current management appraisals or evaluations; provided, however, that "current" shall mean within the past 12 months.

          (t)  Accounting Matters.  Neither RBI nor any of its Subsidiaries or,
               ------------------
to the best of its knowledge, any of its other affiliates has, through the date hereof, taken or agreed to take any action that would prevent RBI from accounting for the business combination to be effected by the Merger as a pooling-of-interests, and RBI has no knowledge of any fact or circumstance that would prevent such accounting treatment.

          (u)  Investment Securities; Borrowing.  (i)  Except for investments in
               --------------------------------
FHLB Stock and pledges to secure FHLB borrowings and reverse repurchase agreements entered into in arms-length transactions pursuant to normal commercial terms and conditions and entered into in the ordinary course of business and restrictions that exist for securities to be classified as "held to maturity," none of the investments reflected in the consolidated balance sheet of RBI included in RBI's Report on Form 10-K for the year ended December 31, 1997, and none of the investment securities held by it or any of its Subsidiaries since December 31, 1997 is subject to any restriction (contractual or statutory) that would materially impair the ability of the entity holding such investment freely to dispose of such investment at any time.

               (ii) Except as set forth in RBI's Disclosure Letter, neither RBI nor any Subsidiary is a party to or has agreed to enter into any Derivatives Contract or owns securities that (A) are referred to generically as "structured notes," "high risk mortgage derivatives," "capped floating rate notes" or "capped floating rate mortgage derivatives" or (B) are likely to have changes in value as a result of interest or exchange rate changes that significantly exceed normal changes in value attributable to interest or exchange rate changes, except for those Derivatives Contracts and other instruments legally purchased or entered into in the ordinary course of business, consistent with safe and sound banking practices and regulatory guidance, and listed (as of the date hereof) in RBI's Disclosure Letter or disclosed in RBI's Report filed on or prior to the date hereof.

               (iii) Set forth in RBI's Disclosure Letter is a true and complete list of RBI's borrowed funds (excluding deposit accounts) as of the date hereof.

          (v)  Registration Statement.  The information regarding RBI to be
               ----------------------
supplied by RBI for inclusion in (i) the Registration Statement or (ii) the Proxy Statement will not, at the time such Registration Statement becomes effective, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (w)  Books and Records.  The books and records of RBI and its
               -----------------
Subsidiaries on a consolidated basis have been, and are being, maintained in accordance with applicable legal and accounting requirements and reflect in all material respects the substance of events and transactions that should be included therein.

          (x)  Corporate Documents.  RBI has delivered to TRFC true and complete
               -------------------
copies of its organization certificate and bylaws and of RBI Bank's organization certificate and bylaws. The minute books of RBI and RBI Bank constitute a complete and correct record of all actions taken by their respective boards of directors (and each committee thereof) and their stockholders. The minute books of each of RBI's Subsidiaries constitutes a complete and correct record of all actions taken by the respective boards of directors (and each committee thereof) and the stockholders of each such Subsidiary.

          (y)  Beneficial Ownership of TRFC Common Stock.  As of the date
               -----------------------------------------
hereof, RBI beneficially owns 502.510 shares of TRFC Common Stock and, other than as contemplated by the TRFC Option Agreement, does not have any option, warrant or right of any kind to acquire the beneficial ownership of any shares of TRFC Common Stock.

          (z)  Tax Treatment of the Merger.  As of the date hereof, RBI has no
               ---------------------------
knowledge of any fact or circumstance that would prevent the transactions contemplated by this Agreement from qualifying as a tax-free reorganization under the Code.

          (aa)  Year 2000 Matters.  RBI has completed a review of its computer
                -----------------
systems to identify systems that could be affected by the "Year 2000" issue and reasonably believes it has identified all Year 2000 problems. RBI's management has developed and commenced implementation of a plan which is designed to complete any required initial changes to its computer systems and to complete testing of those changes by December 31, 1998. Between the date of this Agreement and the Effective Time, RBI shall use commercially practicable efforts to implement and/or continue to undertake such plan. Year 2000 issues have not had, and are not reasonably expected to have, a Material Adverse Effect on RBI or its Subsidiaries.


                                  ARTICLE III

                          CONDUCT PENDING THE MERGER
                          --------------------------

          Section 3.1    Conduct of TRFC's Business Prior to the Effective Time.
                         ------------------------------------------------------
Except as expressly provided in this Agreement, during the period from the date of this Agreement to the Effective Time, TRFC shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (i) conduct its business in the regular, ordinary and usual course consistent with past practice;
(ii) maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships and retain the services of its officers and key employees,

(iii) take no action which would adversely affect or delay the ability of TRFC or RBI to perform their respective covenants and agreements on a timely basis under this Agreement, (iv) take no action which would adversely affect or delay the ability of TRFC, TRFC Bank, RBI or RBI Bank to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated hereby or which would reasonably be expected to result in any such approvals, consents or waivers containing any material condition or restriction, and (v) take no action that results in or is reasonably likely to have a Material Adverse Effect on TRFC or TRFC Bank.

          Section 3.2    Forbearance by TRFC.  Without limiting the covenants
                         -------------------
set forth in Section 3.1 hereof, except as otherwise provided in this Agreement and except to the extent required by law or regulation or any Government Regulators, during the period from the date of this Agreement to the Effective Time, TRFC shall not, and shall not permit any of its Subsidiaries to, without the prior consent of RBI, which consent shall not be unreasonably withheld:

          (a) change any provisions of the certificate of incorporation or bylaws of TRFC or the similar governing documents of its Subsidiaries;

          (b) issue any shares of capital stock or change the terms of any outstanding stock options or warrants or issue, grant or sell any option, warrant, call, commitment, stock appreciation right, right to purchase or agreement of any character relating to the authorized or issued capital stock of TRFC except pursuant to (i) the exercise of stock options or warrants outstanding as of the date of this Agreement in the ordinary course of business and consistent with past practice, (ii) the TRFC Option Agreement or (iii) the terms of the TRFC Rights Agreement; adjust, split, combine or reclassify any capital stock; make, declare or pay any dividend (except for TRFC's regular quarterly dividend, which shall not be increased by more than $.02 per share from the prior quarter's dividend) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock. As promptly as practicable following the date of this Agreement, the Board of Directors of TRFC shall cause its regular quarterly dividend record dates and payment dates to be the same as RBI's regular quarterly dividend record dates and payments dates for RBI Common Stock, and TRFC shall not thereafter change its regular dividend payment dates and record dates. Nothing contained in this Section 3.2(b) or in any other Section of this Agreement shall be construed to permit holders of shares of TRFC Common Stock to receive two dividends from either TRFC or from TRFC and RBI in any one quarter or to deny or prohibit such holders from receiving one dividend from either TRFC or RBI in any quarter. Subject to applicable regulatory restrictions, if any, TRFC Bank may pay a cash dividend that is, in the aggregate, sufficient to fund any dividend by TRFC permitted hereunder;

          (c) other than in the ordinary course of business consistent with past practice and pursuant to policies currently in effect, sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties, leases or assets to any individual, corporation or other entity other than a direct or indirect wholly owned Subsidiary of TRFC or cancel, release or assign any indebtedness of any such individual, corporation or other entity, except pursuant to contracts or agreements in force at the date of this Agreement and which have been disclosed to RBI;

          (d) except to the extent required by law or as disclosed in Section 3.2(d) of TRFC's Disclosure Letter or specifically provided for elsewhere herein, increase the compensation or fringe benefits of any of its employees or directors, other than general increases in compensation for employees other than executive officers in the ordinary course of business consistent with past practice and, upon consultation with RBI, the payment of reasonable "stay in place" pay where necessary or appropriate to retain key employees, or pay any pension or retirement allowance not required by any existing plan or agreement to any such employees or directors, or become a party to, amend or commit itself to fund or otherwise establish any trust or account related to any TRFC Employee Plan (as defined in Section 2.3(m)) with or for the benefit of any employee or director; voluntarily accelerate the vesting of any stock options or other compensation or benefit;

          (e) except as contemplated by Section 4.2, change its method of accounting as in effect at December 31, 1997, except as required by changes in GAAP as concurred in by TRFC's independent auditors;

          (f) settle any claim, action or proceeding involving any liability of TRFC or any of its Subsidiaries for money damages in excess of $500,000 or impose material restrictions upon the operations of TRFC or any of its Subsidiaries;

          (g) acquire or agree to acquire, by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof or otherwise acquire or agree to acquire any assets, in each case which are material, individually or in the aggregate, to TRFC, except in satisfaction of debts previously contracted;

          (h) except pursuant to commitments existing at the date hereof which have previously been disclosed to RBI, make any real estate loans secured by undeveloped land or real estate located outside the State of New York (other than real estate secured by one-to-four family homes) or make any construction loan (other than construction loans secured by one-to-four family homes) outside the State of New York;

          (i) establish or commit to the establishment of any new branch or other office facilities other than those for which all regulatory approvals have been obtained;

          (j) take any action that would prevent or impede the Merger from qualifying (A) for pooling-of-interests accounting treatment, or (B) as a reorganization under the Code; provided, however, that nothing contained herein shall limit the ability of TRFC to exercise its rights under the RBI Option Agreement; and

          (k)  agree or commit to take any action that is prohibited by this
Section 3.2.

          In the event that RBI does not respond in writing to TRFC within three business days of receipt by RBI of a written request for TRFC to engage in any of the actions for which RBI's prior written consent is required pursuant to this Section 3.2, RBI shall be deemed to have consented to such action. Any request by TRFC or response thereto by RBI shall be made in accordance with the notice provisions of Section 8.7, shall note that it is a request pursuant to this Section 3.2 and shall state that a failure to respond within three business days shall constitute consent.

          Section 3.3    Conduct of RBI's Business Prior to the Effective Time.
                         -----------------------------------------------------
Except as expressly provided in this Agreement, during the period from the date of this Agreement to the Effective Time, RBI shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to (i) conduct its business in the regular, ordinary and usual course consistent with past practice; (ii) maintain and preserve intact its business organization, properties, leases, employees and advantageous business relationships and retain the services of its officers and key employees, (iii) take no action which would materially adversely affect or delay the ability of TRFC or RBI to perform their respective covenants and agreements on a timely basis under this Agreement, (iv) take no action which would adversely affect or delay the ability of TRFC, RBI, TRFC Bank or RBI Bank to obtain any necessary approvals, consents or waivers of any governmental authority required for the transactions contemplated hereby or which would reasonably be expected to result in any such approvals, consents or waivers containing any material condition or restriction, and (v) take no action that results in or is reasonably likely to have a Material Adverse Effect on RBI.

          Section 3.4    Forbearance by RBI.  Without limiting the covenants set
                         ------------------
forth in Section 3.3 hereof, during the period from the date of this Agreement to the Effective Time, RBI shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of TRFC, which consent shall not be unreasonably withheld, to:

          (a) change any provisions of the certificate of incorporation or bylaws of RBI or the similar governing documents of its Subsidiaries, other than to increase the authorized capital stock of RBI;

          (b) issue any shares of capital stock or change the terms of any outstanding stock options or warrants or issue, grant or sell any option, warrant, call, commitment, stock appreciation right, right to purchase or agreement of any character relating to the authorized or issued capital stock of RBI except pursuant to (i) the exercise of stock options or warrants as set forth in RBI's Disclosure Letter or consistent with Section 1.4 of this Agreement; (ii) the RBI Option Agreement; (iii) pursuant to the terms of any RBI Rights Agreement; adjust, split, combine or reclassify any capital stock; or make, declare or pay any dividend (except for RBI's regular quarterly dividend, which shall not be increased by more than $.03 per share from the prior quarter's dividend) or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of its capital stock or any securities or obligations convertible into or exchangeable for any shares of its capital stock;

          (c) make any acquisition or take any other action that individually or in the aggregate could materially adversely affect the ability of RBI to consummate the transactions contemplated hereby, or enter into any agreement providing for, or otherwise participate in, any merger, consolidation or other transaction in which RBI or any surviving corporation may be required not to consummate the Merger or any of the other transactions contemplated hereby in accordance with the terms of this Agreement;

          (d) take any action that would prevent or impede the Merger from qualifying (A) for pooling-of-interests accounting treatment or (B) as a reorganization under the Code; provided, however, that nothing contained herein shall limit the ability of RBI to exercise its rights under the TRFC Option Agreement;

          (e) enter into an agreement with respect to an Acquisition Transaction with a third party; provided, that the foregoing shall not prevent RBI or any of its Subsidiaries from acquiring any other assets or businesses or from discontinuing or disposing of any of its assets or business if such action is, in the reasonable judgment of RBI desirable in the conduct of the business of RBI and its Subsidiaries and would not, in the reasonable judgment of RBI likely delay the Effective Time to a date subsequent to the date set forth in
Section 7.1(e) of this Agreement or adversely affect the Merger Consideration to be received pursuant to this Agreement. For purposes of this Agreement, "Acquisition Transaction" shall mean (x) a merger or consolidation, or any similar transaction, involving RBI, (y) a purchase, lease or other acquisition of all or substantially all of the assets of RBI or (z) a purchase or other acquisition (including by way of merger, consolidation, share exchange or otherwise) of securities representing 10% or more of the voting power of RBI; provided, that the term "Acquisition Transaction" does not include any internal merger or consolidation involving only RBI and its Subsidiaries; or

          (f)  agree or commit to take any action that is prohibited by this
Section 3.4.


                                  ARTICLE IV

                                   COVENANTS
                                   ---------

          Section 4.1    Acquisition Proposals.  TRFC agrees that neither it nor
                         ---------------------
any of its Subsidiaries, nor any of the respective officers and directors of TRFC or any of its Subsidiaries, shall, and TRFC shall direct and use its best efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by it or any of its Subsidiaries) not to, (a) initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to TRFC's stockholders) with respect to a merger, consolidation or similar transaction involving, or any purchase of all or any significant portion of the assets or any equity securities of, TRFC or any of its material Subsidiaries (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal") or (b) engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal; provided, however, that nothing contained in this Agreement shall prevent TRFC or its Board of Directors from (i) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal or
(ii) (A) providing information in response to a request therefor by a person who has made an unsolicited bona fide written Acquisition Proposal (an "Unsolicited Acquisition Proposal") if the Board of Directors receives from the person so requesting such information an executed confidentiality agreement on terms substantially equivalent to those contained in the confidentiality agreement between RBI and TRFC, dated as of May 13, 1998; or (B) engaging in any negotiations or discussions with any person who has made an Unsolicited Acquisition Proposal, if and only to the extent that, in each such case referred to in clause (A) or (B) above, (x) TRFC has given prior written notice to RBI, (y) the Board of Directors of TRFC, after consultation with and based upon a written opinion of outside legal counsel, in good faith deems such action to be legally necessary for the proper discharge of its fiduciary duties under applicable law and (z) the Board of Directors of TRFC, after consultation with its financial advisor, determines in good faith that such Acquisition Proposal, if accepted, is reasonably likely to be consummated, taking into account all legal, financial and regulatory aspects of the proposal and the person making the proposal and would, if consummated, result in a more favorable transaction than the transaction contemplated by this Agreement, taking into account the long-term prospects and interests of TRFC and its stockholders. TRFC will notify RBI immediately orally (within one day) and in writing (within three days) if any such Acquisition Proposals are received by, any such information is requested from or any such negotiations or discussions are sought to be initiated or continued with TRFC after the date hereof, the identity of the person making such inquiry, proposal or offer and the substance thereof and will keep RBI informed of any developments with respect thereto immediately upon the occurrence thereof. In the event of an Unsolicited Acquisition Proposal, RBI shall have the right to agree to increase the Merger Consideration (the "Revised Terms") and if RBI does so, TRFC may continue to engage in the activities enumerated in clauses (b)(ii)(A) or (B) above only if TRFC's Board of Directors takes the actions specified in clauses (y) and (z) above, after consideration of the Revised Terms. Subject to the foregoing, TRFC will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. TRFC will take the necessary steps to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this
Section 4.1. TRFC will promptly request each person (other than RBI) that has executed a confidentiality agreement prior to the date hereof in connection with its consideration of a business combination with TRFC or any of its Subsidiaries to return or destroy all confidential information previously furnished to such person by or on behalf of TRFC or any of its Subsidiaries.

          Section 4.2    Certain Policies of TRFC.
                         ------------------------

          (a) At the request of RBI, TRFC shall cause TRFC Bank to modify and change its loan, litigation and real estate valuation policies and practices (including loan classifications and levels of reserves) and investment and asset/liability management policies and practices after the date on which all Requisite Regulatory Approvals and stockholder approvals are received, and after receipt of written confirmation from RBI that it is not aware of any fact or circumstance that would prevent completion of the Merger, and prior to the Effective Time so as to be consistent on a mutually satisfactory basis with those of RBI Bank; provided, however, that TRFC shall not be required to take such action more than 30 days prior to the Effective Date; and provided, further, that such policies and procedures are not prohibited by GAAP or any applicable laws and regulations.

          (b) TRFC's representations, warranties and covenants contained in this Agreement shall not be deemed to be untrue or breached in any respect for any purpose as a consequence of any modifications or changes undertaken solely on account of this Section 4.2. RBI agrees to hold harmless, indemnify and defend TRFC and its Subsidiaries, and their respective directors, officers and employees, for any loss, claim, liability or other damage caused by or resulting from compliance with this Section 4.2.

          Section 4.3    Access and Information.
                         ----------------------

          (a) Upon reasonable notice, TRFC and RBI shall (and shall cause their respective Subsidiaries to) afford to the other and their respective representatives (including, without limitation, directors, officers and employees of such party and its affiliates and counsel, accountants and other professionals retained by such party) such reasonable access during normal business hours throughout the period prior to the Effective Time to the books, records (including, without limitation, tax returns and work papers of independent auditors), properties, personnel and to such other information as either party may reasonably request; provided, however, that no investigation pursuant to this Section 4.3 shall affect or be deemed to modify any representation or warranty made herein. In furtherance, and not in limitation of the foregoing, TRFC shall make available to RBI all information necessary or appropriate for the preparation and filing of all real property and real estate transfer tax returns and reports required by reason of the Merger or the Bank Merger. RBI and TRFC will not, and will cause their respective representatives not to, use any information obtained pursuant to this Section 4.3 for any purpose unrelated to the consummation of the transactions contemplated by this Agreement. Subject to the requirements of applicable law, each of RBI and TRFC will keep confidential, and will cause their respective representatives to keep confidential, all information and documents obtained pursuant to this Section
4.3 unless such information (i) was already known to such party or an affiliate of such party, other than pursuant to a confidentiality agreement or other confidential relationship, (ii) becomes available to such party or an affiliate of such party from other sources not known by such party to be bound by a confidentiality agreement or other obligation of secrecy, (iii) is disclosed with the prior written approval of the other party or (iv) is or becomes readily ascertainable from published information or trade sources. In the event that this Agreement is terminated or the transactions contemplated by this Agreement shall otherwise fail to be consummated, each party shall promptly cause all copies of documents or extracts thereof containing information and data as to another party hereto (or an affiliate of any party hereto) to be returned to the party that furnished the same.

          (b) During the period of time beginning on the day application materials for the Bank Merger are initially filed with the OTS, the FDIC and the Banking Department and continuing to the Effective Time, including weekends and holidays, TRFC shall cause TRFC Bank to provide RBI, RBI Bank and their authorized agents and representatives full access to TRFC Bank's offices after normal business hours for the purpose of installing necessary wiring and equipment to be utilized by RBI Bank after the Effective Time; provided, that:

               (i) reasonable advance notice of each entry shall be given to TRFC Bank and TRFC Bank approves of each entry, which approval shall not be unreasonably withheld;

               (ii) TRFC Bank shall have the right to have its employees or contractors present to inspect the work being done;

               (iii) to the extent practicable, such work shall be done in a manner that will not interfere with TRFC Bank's business conducted at any affected branch offices;

               (iv) all such work shall be done in compliance with all applicable laws and government regulations, and RBI Bank shall be responsible for the procurement, at RBI Bank's expense, of all required governmental or administrative permits and approvals;

               (v) RBI Bank shall maintain appropriate insurance satisfactory to TRFC Bank in connection with any work done by RBI Bank's agents and representatives pursuant to this Section 4.3;

               (vi) RBI Bank shall reimburse TRFC Bank for any material out-of-pocket costs or expenses incurred by TRFC Bank in connection with this undertaking; and

               (vii) in the event this Agreement is terminated in accordance with Article VI hereof, RBI Bank, within a reasonable time period and at its sole cost and expense, will restore such offices to their condition prior to the commencement of any such installation.

          Section 4.4    Certain Filings, Consents and Arrangements.   RBI and
                         ------------------------------------------
TRFC shall (a) as soon as practicable (and in any event within 45 days after the date hereof) make, or cause to be made, any filings and applications and provide any notices required to be filed or provided in order to obtain all approvals, consents and waivers of governmental authorities and third parties necessary or appropriate for the consummation of the transactions contemplated hereby or by the TRFC Option Agreement or the RBI Option Agreement; (b) cooperate with one another in promptly (i) determining what filings and notices are required to be made or approvals, consents or waivers are required to be obtained under any relevant federal or state law or regulation or under any relevant agreement or other document and (ii) making any such filings and notices, furnishing information required in connection therewith and seeking timely to obtain any such approvals, consents or waivers; and (c) deliver to the other copies of the publicly available portions of all such filings, notices and applications promptly after they are filed.

          Section 4.5    Antitakeover Provisions.
                         -----------------------

          (a) TRFC and its Subsidiaries shall take all steps required by any relevant federal or state law or regulation or under any relevant agreement or other document (i) to exempt or continue to exempt RBI, the Agreement, the Merger, the Bank Merger and the TRFC Option Agreement from any provisions of an antitakeover nature in TRFC's or its Subsidiaries' organization certificates and bylaws and the provisions of any federal or state antitakeover laws and the TRFC Rights Agreements, and (ii) upon the request of RBI, to assist in any challenge to the applicability to the Agreement, the Merger, the Bank Merger or the TRFC Option Agreement of any federal or state antitakeover laws.

          (b) Except for amendments approved in writing by RBI, TRFC will not, following the date hereof, amend or waive any of the provisions of, or take any action to exempt any other persons from the provisions of, the TRFC Rights Agreement in any manner that adversely affects

RBI or RBI Bank with respect to the consummation of the Merger or, except as provided in the next sentence, redeem the rights thereunder; provided, however, that nothing herein shall prevent TRFC from amending or otherwise taking any action under the TRFC Rights Agreement to delay the Distribution Date (as permitted under Section 3(b)(ii) of the TRFC Rights Agreement). If requested by RBI, but not otherwise, TRFC will redeem all outstanding TRFC Preferred Share Purchase Rights at a redemption price of not more than $.01 per TRFC Preferred Share Purchase Right effective immediately prior to the Effective Time.

          Section 4.6    Additional Agreements.   Subject to the terms and
                         ---------------------
conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including the Bank Merger, as expeditiously as possible, including using efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable governmental entities, effecting all necessary registrations, applications and filings (including, without limitation, filings under any applicable state securities laws) and obtaining any required contractual consents and regulatory approvals.

          Section 4.7    Publicity.   The initial press release announcing this
                         ---------
Agreement shall be a joint press release and thereafter TRFC and RBI shall consult with each other in issuing any press releases or otherwise making public statements with respect to the Merger and any other transaction contemplated hereby and in making any filings with any governmental entity or with any national securities exchange with respect thereto.

          Section 4.8    Stockholders Meetings.   TRFC and RBI each shall take
                         ---------------------
all action necessary, in accordance with applicable law and its respective corporate documents, to convene a meeting of its respective stockholders (each, a "Stockholder Meeting") as promptly as practicable for the purpose of considering and voting on approval and adoption of the transactions provided for in this Agreement. Except to the extent legally required for the discharge by the Board of Directors of its fiduciary duties as advised by such Board's counsel, the Board of Directors of each of TRFC and RBI shall (a) recommend at its Stockholder Meeting that the stockholders vote in favor of and approve the transactions provided for in this Agreement and (b) use its best efforts to solicit such approvals. TRFC and RBI, in consultation with the other, shall each employ professional proxy solicitors to assist in contacting stockholders in connection with soliciting favorable votes on the Merger. TRFC and RBI shall coordinate and cooperate with respect to the timing of their respective Stockholder Meetings.

          Section 4.9    Proxy Statements; Comfort Letters.  (i) As soon as
                         ---------------------------------
practicable after the date hereof, RBI and TRFC shall cooperate with respect to the preparation of a Proxy Statement-Prospectus for the purpose of taking stockholder action on the Merger and this Agreement and file the Proxy Statement-Prospectus with the SEC, respond to comments of the staff of the SEC and, promptly after the Registration Statement is declared effective by the SEC, mail the Proxy Statement-Prospectus to the respective holders of record (as of the applicable record date) of shares of voting stock of each of TRFC and RBI. RBI and TRFC each represents and covenants to the other that the Proxy Statement-Prospectus, and any amendment or supplement thereto, with respect to the information pertaining to it or its Subsidiaries at the date of mailing to its stockholders and the date of its Stockholder Meeting will be in compliance with the Exchange Act and all relevant rules and regulations of the SEC and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (ii) RBI shall cause KPMG Peat Marwick LLP, its independent public accounting firm, to deliver to TRFC, and TRFC shall cause KPMG Peat Marwick LLP, its independent public accounting firm, to deliver to RBI and to its officers and directors who sign the Registration Statement for this transaction, a "comfort letter" or "agreed upon procedures" letter, in the form customarily issued by such accountants at such time in transactions of this type, dated (a) the date of the mailing of the Proxy Statement-Prospectus for the Stockholders Meeting of TRFC and the date of mailing of the Proxy Statement for the Stockholders meeting of RBI, respectively, and (b) a date not earlier than five business days preceding the date of the Closing (as defined in Section 7.1).

          Section 4.10   Registration of RBI Common Stock.
                         --------------------------------

          (a) RBI shall, as promptly as practicable following the preparation thereof, file the Registration Statement (including any pre-effective or post-effective amendments or supplements thereto) with the SEC under the Securities Act in connection with the transactions contemplated by this Agreement, and RBI and TRFC shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. RBI will advise TRFC promptly after RBI receives notice of the time when the Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order or the suspension of the qualification of the shares of capital stock issuable pursuant to the Registration Statement, or the initiation or threat of any proceeding for any such purpose, or of any request by the SEC for the amendment or supplement of the Registration Statement or for additional information. RBI will provide TRFC with as many copies of such Registration Statement and all amendments thereto promptly upon the filing thereof as TRFC may reasonably request.

          (b) RBI shall use its best efforts to obtain, prior to the effective date of the Registration Statement, all necessary state securities laws or "blue sky" permits and approvals required to carry out the transactions contemplated by this Agreement.

          (c) RBI shall use its best efforts to list, prior to the Effective Time, on the Nasdaq National Market, or on such other exchange as RBI Common Stock shall then be trading, subject only to official notice of issuance, the shares of RBI Common Stock to be issued by RBI in exchange for the shares of TRFC Common Stock.

          Section 4.11   Affiliate Letters.   Promptly, but in any event within
                         -----------------
two weeks after the execution and delivery of this Agreement, TRFC shall deliver to RBI a letter identifying all persons who, to the knowledge of TRFC, may be deemed to be "affiliates" of TRFC under Rule 145 of the Securities Act and the pooling-of-interests accounting rules, including, without limitation, all directors and executive officers of TRFC. Within two weeks after delivery of such letter, TRFC shall deliver executed letter agreements, each substantially in the form attached hereto as Exhibit B, executed by each such person so identified as an affiliate of TRFC agreeing (i) to comply with Rule 145, (ii) to refrain from transferring shares as required by the pooling-of-interests accounting rules and
(iii) to be present in person or by proxy and vote in favor of the Merger at the TRFC Stockholders Meeting. Within two weeks after the date hereof, RBI shall cause its directors and executive officers to enter into letter agreements, in the form attached hereto as Exhibit C, with RBI concerning the pooling-of-interests accounting rules. RBI hereby agrees to publish, or file a Form 8-K, Form 10-K or Form 10-Q containing, financial results covering at least 30 days of post-Merger combined operations of RBI and TRFC as soon as practicable, but RBI shall use its best efforts to publish no later than 30 days, following the close of the first calendar month ending 30 days after the Effective Time, in form and substance sufficient to remove the restrictions set forth in paragraph "B" of each of Exhibit B and Exhibit C attached hereto.

          Section 4.12   Notification of Certain Matters.   Each party shall
                         -------------------------------
give prompt notice to the others of: (a) any event or notice of, or other communication relating to, a default or event that, with notice or lapse of time or both, would become a default, received by it or any of its Subsidiaries subsequent to the date of this Agreement and prior to the Effective Time, under any contract material to the financial condition, properties, businesses or results of operations of each party and its Subsidiaries taken as a whole to which each party or any Subsidiary is a party or is subject; and (b) any event, condition, change or occurrence which individually or in the aggregate has, or which, so far as reasonably can be foreseen at the time of its occurrence, is reasonably likely to result in a Material Adverse Event. Each of TRFC and RBI shall give prompt notice to the other party of any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with any of the transactions contemplated by this Agreement.

          Section 4.13   Directors and Officers.
                         ----------------------

          (a) RBI agrees to cause four members of the TRFC Board of Directors (on the date hereof) selected by TRFC and acceptable to RBI, who are willing so to serve ("New RBI Directors"), to be elected or appointed as directors of RBI and RBI Bank at, or as promptly as practicable after, the Effective Time (such appointment or election of New RBI Directors to be as evenly distributed as possible among the classes of RBI directors). The directors of RBI Bank, following the Bank Merger, shall be the current directors of RBI Bank plus the four individuals described above in the immediately preceding sentence.

          (b) At the Effective Time, RBI shall enter into an employment agreement with John M. Tsimbinos, substantially in the form attached hereto as Exhibit D, as well as an employment agreement with each of two additional executive officers of TRFC to be determined by RBI and TRFC.

          (c) RBI shall honor (i) the Employment Agreements between TRFC and, respectively, John M. Tsimbinos, A. Gordon Nutt, Dennis E. Henchy, William R. Kuhn, Ira H. Kramer and John J. DeRusso, each as amended and restated as of January 23, 1997, and (ii) the Employment Agreements between TRFC Bank and, respectively, John M. Tsimbinos, A. Gordon Nutt, Dennis E. Henchy, William R. Kuhn, Ira H. Kramer and John J. DeRusso, each as amended and restated as of January 23, 1997, by paying to each such individual on the Closing Date in the form of a lump sum the amounts that would be due under each agreement less withholding as if each such individual had effectively terminated employment immediately after the Effective Time with full entitlement to lump sum cash benefits following a "change of control" as defined in such Employment Agreements, regardless of any other requirements in the Employment Agreements and whether or not the individual died or became disabled prior to the Effective Time.

          (d) As of the Effective Time, John M. Tsimbinos shall be named Chairman of the Board of RBI and a member of the committee of the Board of Directors of RBI and RBI Bank responsible for selecting or nominating directors of RBI and RBI Bank and a Vice Chairman of RBI Bank. If within four years following the Effective Time, RBI's President and Chief Executive Officer shall cease to be the Chief Executive Officer of RBI or RBI Bank, by reason of death, disability, retirement or otherwise, John M. Tsimbinos shall be named as the interim Chief Executive Officer of RBI or RBI Bank, or both, as the case may be, until such time as each of the Boards of Directors of RBI and RBI Bank, respectively, appoint a new chief executive officer.

          Section 4.14   Indemnification; Directors' and Officers' Insurance.
                         ---------------------------------------------------

          (a) From and after the Effective Time through the sixth anniversary of the Effective Date, RBI agrees to indemnify and hold harmless each present and former director and officer of TRFC and its Subsidiaries and each officer or employee of TRFC and its Subsidiaries that is serving or has served as a director or trustee of another entity expressly at TRFC's request or direction (each, an "Indemnified Party"), against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages or liabilities (collectively, "Costs") incurred in connection with any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of matters existing or occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement, including the entering into of the TRFC Option Agreement), whether asserted or claimed prior to, at or after the Effective Time, and to advance any such Costs to each Indemnified Party as they are from time to time incurred, in each case to the fullest extent such Indemnified Party would have been indemnified as a director, officer or employee of TRFC and its Subsidiaries and as then permitted under applicable law.

          (b)  Any Indemnified Party wishing to claim indemnification under
Section 4.14(a), upon learning of any such claim, action, suit, proceeding or investigation, shall promptly notify RBI thereof, but the failure to so notify shall not relieve RBI of any liability it may have hereunder to such Indemnified Party if such failure does not materially and substantially prejudice the indemnifying party. In the event of any such claim, action, suit, proceeding or investigation, (i) RBI shall have the right to assume the defense thereof with counsel reasonably acceptable to the Indemnified Party and RBI shall not be liable to such Indemnified Party for any legal expenses of other counsel subsequently incurred by such Indemnified Party in connection with the defense thereof, except that if RBI does not elect to assume such defense within a reasonable time or counsel for the Indemnified Party at any time advises that there are issues which raise conflicts of interest between RBI and the Indemnified Party (and counsel for RBI does not disagree), the Indemnified Party may retain counsel satisfactory to such Indemnified Party, and RBI shall remain responsible for the reasonable fees and expenses of such counsel as set forth above, to be paid promptly as statements therefor are received; provided, however, that RBI shall be obligated pursuant to this paragraph (b) to pay for only one firm of counsel for all Indemnified Parties in any one jurisdiction with respect to any given claim, action, suit, proceeding or investigation unless the use of one counsel for such Indemnified Parties would present such counsel with a conflict of interest; (ii) the Indemnified Party will reasonably cooperate in the defense of any such matter; and (iii) RBI shall not be liable for any settlement effected by an Indemnified Party without its prior written consent, which consent may not be withheld unless such settlement is unreasonable in light of such claims, actions, suits, proceedings or investigations against, or defenses available to, such Indemnified Party.

          (c) RBI shall pay all reasonable Costs, including attorneys' fees, that may be incurred by any Indemnified Party in successfully enforcing the indemnity and other obligations provided for in this Section 4.14 to the fullest extent permitted under applicable law. The rights of each Indemnified Party hereunder shall be in addition to any other rights such Indemnified Party may have under applicable law.

          (d) For a period of six years after the Effective Time, RBI shall cause to be maintained in effect for the former directors and officers of TRFC coverage under RBI's policy of directors and officers liability insurance no less advantageous to the beneficiaries thereof than the current policies of directors' and officers' liability insurance maintained by TRFC; provided, however, that in no event shall RBI be obligated to expend, in order to maintain or provide insurance coverage pursuant to this Subsection 4.14(d), any premium per annum in excess of 175% of the amount of the annual premiums paid as of the date hereof by TRFC for such insurance ("Maximum Agreement"); provided, further, that if the amount of the annual premiums necessary to maintain or procure such insurance coverage exceeds the Maximum Amount, RBI shall obtain the most advantageous coverage of directors' and officers' insurance obtainable for an annual premium equal to the Maximum Amount; and provided, further, that officers and directors of TRFC may be required to make application and provide customary representations and warranties to RBI's insurance carrier for the purpose of obtaining such insurance.

          Section 4.15   Pooling and Tax-Free Reorganization Treatment.   Prior
                         ---------------------------------------------
to the Effective Time, neither RBI nor TRFC shall intentionally take, fail to take, or cause to be taken or not taken, or cause or permit any of their respective Subsidiaries to take, fail to take, or cause to be taken or not taken, any action within its control that would disqualify the Merger as a pooling-of-interests for accounting purposes or as a reorganization within the meaning of Section 368(a) of the Code. Subsequent to the Effective Time, RBI shall not take any action within its control that would disqualify the Merger as a pooling-of-interests for accounting purposes or as a reorganization under the Code.

          Section 4.16   Employees; Benefit Plans and Programs.
                         -------------------------------------

          (a) Each person, other than an executive officer, who is employed by TRFC or TRFC Bank immediately prior to the Effective Time (a "TRFC Employee") and the executive officers listed on TRFC's Disclosure Letter shall, at the Effective Time, become an employee of RBI or RBI Bank. Beginning at the Effective Time, each of the TRFC Employees shall serve RBI or RBI

Bank in the same capacity in which he or she served immediately prior to the Effective Time and upon the same terms and conditions generally applicable to other employees of RBI or RBI Bank with comparable positions, with the following special provisions:

               (i) No TRFC Employee shall be, or have or exercise the authority of, an officer of RBI or RBI Bank unless and until elected or appointed an officer of RBI or RBI Bank in accordance with RBI's or RBI Bank's bylaws;

               (ii) At or as soon as practicable following the Effective Time, RBI and RBI Bank shall establish and implement a program of compensation and benefits designed to cover all similarly situated employees on a uniform basis ("New Compensation and Benefits Program"). The New Compensation and Benefits Program may contain any combination of new plans, continuations of plans maintained by RBI or RBI Bank immediately prior to the Effective Time and continuation of plans maintained by TRFC or TRFC Bank immediately prior to the Effective Time as RBI or RBI Bank, in its discretion, may determine. To the extent that it is not practicable to implement any constituent part of the New Compensation and Benefits Program at the Effective Time, RBI and RBI Bank shall continue in effect any comparable plan maintained immediately prior to the Effective Time for the respective employees of RBI, TRFC, RBI Bank and TRFC Bank for a transition period. During the transition period, the persons who were employees of TRFC or TRFC Bank immediately prior to the Effective Time who become employees of RBI or RBI Bank at the Effective Time shall continue to participate in the plans of TRFC and TRFC Bank that are continued for transitional purposes, and all other employees of RBI or RBI Bank will participate only in the comparable plans of RBI and RBI Bank that are continued for transitional purposes.

               (iii) Each constituent part of the New Compensation and Benefits Program shall recognize, in the case of persons employed by RBI, RBI Bank, TRFC or TRFC Bank immediately prior to the Effective Time who are also employed by RBI or RBI Bank immediately after the Effective Time, all service with RBI, RBI Bank, TRFC or TRFC Bank as service with RBI and RBI Bank for all purposes, including eligibility, vesting, benefit accrual and level of matching contributions; provided, however, that such service shall not be recognized to the extent that such recognition would result in a duplication of benefits.

               (iv) In the case of any constituent part of the New Compensation and Benefits Program which is a life, health or long-term disability insurance plan: (A) such plan shall not apply any preexisting condition limitations for conditions covered under the applicable life, health or long-term disability insurance plans maintained by RBI, RBI Bank, TRFC and TRFC Bank as of the Effective Time, (B) each such plan which is a health insurance plan shall honor any deductible and out of pocket expenses incurred under the applicable life health plans maintained by RBI, RBI Bank, TRFC and TRFC Bank as of the Effective Time and (C) each such plan which is a life or long-term disability insurance plan shall waive any medical certification otherwise required in order to assure the continuation of coverage at a level not less than that in effect immediately prior to the implementation of such plan (but subject to any overall limit on the maximum amount of coverage under such plans).

          (b) (i) RBI shall assume the obligations of TRFC and TRFC Bank with respect to any severance plans or agreements identified in TRFC's Disclosure Letter, as they may be in effect as of the date hereof, and shall pay amounts thereunder when due; provided, however, that in the event of the termination of employment of officers and employees of TRFC or TRFC Bank within one year following the Effective Time, such persons shall be provided severance benefits equal to the greater of those provided under the TRFC Bank Severance Plan or those provided by the RBI Bank Employee Severance Compensation Plan as in effect as of the date of this Agreement; provided, however, that severance benefits payable to such persons under the RBI Bank Employee Severance Compensation Plan shall be limited to a maximum of 52 weeks of Annual Compensation, as defined in such plan.

               (ii) The amounts payable under the Performance Compensation Plan and Performance Compensation Program of TRFC Bank shall be determined for the period from January 1, 1998 through the Closing Date, except that (A) the adjusted pre-tax net income and target goals shall be adjusted and pro-rated for the portion of the year from January 1, 1998 through the Closing Date and (B) payments thereunder, as so adjusted, shall be made as of the Closing Date. Such amounts shall be paid in accordance with the terms of such plans and consistent with past practice.

          Section 4.17   Advisory Board.   RBI shall, promptly following the
                         --------------
Effective Time, cause all of the members of TRFC's Board of Directors as of the date of this Agreement, other than the New RBI Directors, who are willing to so serve to be elected or appointed as members of RBI's advisory board ("Advisory Board"), the function of which shall be to advise RBI with respect to deposit and lending activities in TRFC's former market area and to maintain and develop customer relationships. The members of the Advisory Board who are willing to so serve shall be elected to serve a term of three years beginning on the Effective Date. Beginning immediately after the Effective Time, each member of the Advisory Board shall receive an annual retainer fee for such service equal to the estimated average fees payable during that year (including annual or retainer fees and fees for attending board or committee meetings) to a member of RBI's Board of Directors. Such Advisory Board annual retainer fee shall be payable in quarterly installments or in one lump sum at any time in advance at the option of RBI. The Advisory Board shall terminate three years after the Effective Date unless extended by RBI. In the event one or more of the New RBI Directors ceases to be a director of RBI or RBI Bank within three years after the Effective Time, RBI shall use good faith efforts, within the confines of its fiduciary duties, to replace that New RBI Director with an Advisory Board member.

          Section 4.18   Savings and Loan Holding Company Structure.  If
                         ------------------------------------------
requested by RBI in order to facilitate the transactions contemplated in this Agreement and assuming all other material conditions have been met, TRFC will take such steps as are necessary to become a savings and loan holding company pursuant to HOLA, assuming TRFC so qualifies.

          Section 4.19   RBI Dividends.  After the Effective Time, RBI shall use
                         -------------
its reasonable best efforts to cause to be paid to its stockholders a quarterly cash dividend of at least

$.09 per share of RBI Common Stock; provided, however, that the declaration and payment of such dividend shall be subject to all applicable laws and regulations, RBI's fiduciary duties and financial and economic conditions.


                                   ARTICLE V

                          CONDITIONS TO CONSUMMATION
                          --------------------------

          Section 5.1    Conditions to Each Party's Obligations.  The respective
                         --------------------------------------
obligations of each party to effect the Merger, the Bank Merger and any other transactions contemplated by this Agreement shall be subject to the satisfaction of the following conditions:

          (a) this Agreement shall have been approved by the requisite vote of each of TRFC's and RBI's stockholders in accordance with applicable laws and regulations and the Amendment shall have been approved by the requisite vote of RBI's stockholders in accordance with applicable law and regulations;

          (b) the Requisite Regulatory Approvals and any necessary regulatory consents and waivers with respect to this Agreement and the transactions contemplated hereby shall have been obtained and shall remain in full force and effect, and all statutory waiting periods shall have expired; and all other consents, waivers and approvals of any third parties which are necessary to permit the consummation of the Merger and the other transactions contemplated hereby shall have been obtained or made except for those the failure to obtain would not have a Material Adverse Effect (i) on TRFC and its Subsidiaries taken as a whole or (ii) on RBI and its Subsidiaries taken as a whole. None of the approvals or waivers referred to herein shall contain any term or condition which would have a Material Adverse Effect on (x) TRFC and its Subsidiaries taken as a whole or (y) RBI and its Subsidiaries taken as a whole;

          (c) no party hereto shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Merger, the Bank Merger or any other transactions contemplated by this Agreement;

          (d) no statute, rule or regulation shall have been enacted, entered, promulgated, interpreted, applied or enforced by any governmental authority which prohibits, restricts or makes illegal consummation of the Merger, the Bank Merger or any other transactions contemplated by this Agreement;

          (e) the Registration Statement shall have been declared effective by the SEC and no proceedings shall be pending or threatened by the SEC to suspend the effectiveness of the Registration Statement; all required approvals by state securities or "blue sky" authorities with respect to the transactions contemplated by this Agreement shall have been obtained;

          (f) RBI shall have received a letter, dated as of the Effective Date, from its independent certified public accountants, reasonably satisfactory to RBI and TRFC, to the effect that the Merger shall be qualified to be treated as a pooling-of-interests for accounting purposes by RBI;

          (g)  RBI shall have received the letter agreement referred to in
Section 4.11 from each affiliate of TRFC; and

          (h) RBI shall have caused to be listed on the Nasdaq National Market, or on such other market on which shares of RBI Common Stock shall then be trading, subject only to official notice of issuance, the shares of RBI Common Stock to be issued by RBI in exchange for the shares of TRFC Common Stock.

          Section 5.2    Conditions to the Obligations of RBI and RBI Bank. The
                         -------------------------------------------------
obligations of RBI and RBI Bank to effect the Merger, the Bank Merger and any other transactions contemplated by this Agreement shall be further subject to the satisfaction of the following additional conditions, any one or more of which may be waived by RBI:

          (a) each of the obligations of TRFC and TRFC Bank, respectively, required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of TRFC and TRFC Bank contained in this Agreement shall be true and correct, subject to Sections 2.1 and 2.2, as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as to any representation or warranty which specifically relates to an earlier date). RBI shall have received a certificate to the foregoing effect signed by the chief executive officer and the chief financial or principal accounting officer of TRFC;

          (b) all action required to be taken by, or on the part of, TRFC and TRFC Bank to authorize the execution, delivery and performance of this Agreement and the consummation by TRFC and TRFC Bank of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of TRFC or TRFC Bank, as the case may be, and RBI shall have received certified copies of the resolutions evidencing such authorization;

          (c) TRFC shall have obtained the consent or approval of each person (other than the governmental approvals or consents referred to in Section 5.1(b)) whose consent or approval shall be required in order to permit the succession by the surviving corporation pursuant to the Merger to any obligation, right or interest of TRFC or its Subsidiaries under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which TRFC or its Subsidiaries is a party or is otherwise bound, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on RBI (after giving effect to the consummation of the transactions contemplated hereby) or upon the consummation of the transactions contemplated hereby.

          (d) Neither a Distribution Date nor a Shares Acquisition Date, as such terms are defined in the TRFC Rights Agreement, shall have occurred, and the TRFC Preferred Share Purchase Rights shall not have become nonredeemable and shall not become nonredeemable upon consummation of the Merger, and the TRFC Preferred Share Purchase Rights shall not become exercisable for capital stock of RBI upon consummation of the Merger.

          (e) RBI shall have received certificates (such certificates to be dated as of a day as close as practicable to the Closing Date) from appropriate authorities as to the corporate existence and good standing of TRFC and its Subsidiaries;

          (f) RBI shall have received an opinion of Muldoon, Murphy & Faucette, counsel to RBI, dated as of the Effective Date, in form and substance customary in transactions of the type contemplated hereby, and reasonably satisfactory to RBI, substantially to the effect that on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly:

               (i) No gain or loss will be recognized by RBI, RBI Bank, TRFC or TRFC Bank as a result of the Merger;

               (ii) Except to the extent of any cash received in lieu of a fractional share interest in RBI Common Stock, no gain or loss will be recognized by the stockholders of TRFC who exchange their TRFC Common Stock for RBI Common Stock pursuant to the Merger;

               (iii) The tax basis of RBI Common Stock received by stockholders who exchange their TRFC Common Stock for RBI Common Stock in the Merger will be the same as the tax basis of TRFC Common Stock surrendered pursuant to the Merger, reduced by any amount allocable to a fractional share interest for which cash is received and increased by any gain recognized on the exchange; and

               (iv) The holding period of RBI Common Stock received by each stockholder in the Merger will include the holding period of TRFC Common Stock exchanged therefor, provided that such stockholder held such TRFC Common Stock as a capital asset on the Effective Date.

          Such opinion may be based on, in addition to the review of such matters of fact and law as Muldoon, Murphy & Faucette considers appropriate, (x) representations made at the request of Muldoon, Murphy & Faucette by RBI, RBI Bank, TRFC, TRFC Bank, stockholders of RBI or TRFC, or any combination of such persons and (y) certificates provided at the request of Muldoon, Murphy & Faucette by officers of RBI, RBI Bank, TRFC, TRFC Bank and other appropriate persons.

          Section 5.3    Conditions to the Obligations of TRFC and TRFC Bank.
                         ---------------------------------------------------
The obligations of TRFC and TRFC Bank to effect the Merger, the Bank Merger and any other transactions contemplated by this Agreement shall be further subject to the satisfaction of the following additional conditions, any one or more of which may be waived by TRFC:

          (a) each of the obligations of RBI and RBI Bank, respectively, required to be performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been duly performed and complied with in all material respects and the representations and warranties of RBI and RBI Bank contained in this Agreement shall be true and correct, subject to Sections 2.1 and 2.2, as of the date of this Agreement and as of the Effective Time as though made at and as of the Effective Time (except as to any representation or warranty which specifically relates to an earlier date). TRFC shall have received a certificate to the foregoing effect signed by the chief executive officer and the chief financial or principal accounting officer of RBI;

          (b) all action required to be taken by, or on the part of, RBI and RBI Bank to authorize the execution, delivery and performance of this Agreement and the consummation by RBI and RBI Bank of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of RBI or RBI Bank, as the case may be, and TRFC shall have received certified copies of the resolutions evidencing such authorization;

          (c) RBI shall have obtained the consent or approval of each person (other than the governmental approvals or consents referred to in Section 5.1(b)) whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease, license or other agreement or instrument to which RBI or its Subsidiaries is a party or is otherwise bound, except those for which failure to obtain such consents and approvals would not, individually or in the aggregate, have a Material Adverse Effect on RBI (after giving effect to the transactions contemplated hereby) or upon the consummation of the transactions contemplated hereby.

          (d) TRFC shall have received certificates (such certificates to be dated as of a day as close as practicable to the Closing Date) from appropriate authorities as to the corporate existence and good standing of RBI and its Subsidiaries;

          (e) TRFC shall have received an opinion of Thacher Proffitt & Wood, counsel to TRFC, dated as of the Effective Date, in form and substance customary in transactions of the type contemplated hereby, and reasonably satisfactory to TRFC, substantially to the effect that on the basis of the facts, representations and assumptions set forth in such opinion which are consistent with the state of facts existing at the Effective Time, the Merger will be treated for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code and that accordingly:

               (i) No gain or loss will be recognized by RBI, RBI Bank, TRFC or TRFC Bank as a result of the Merger;

               (ii) Except to the extent of any cash received in lieu of a fractional share interest in RBI Common Stock, no gain or loss will be recognized by the stockholders of

     TRFC who exchange their TRFC Common Stock for RBI Common Stock pursuant to the Merger;

               (iii) The tax basis of RBI Common Stock received by stockholders who exchange their TRFC Common Stock for RBI Common Stock in the Merger will be the same as the tax basis of TRFC Common Stock surrendered pursuant to the Merger, reduced by any amount allocable to a fractional share interest for which cash is received and increased by any gain recognized on the exchange; and

               (iv) The holding period of RBI Common Stock received by each stockholder in the Merger will include the holding period of TRFC Common Stock exchanged therefor, provided that such stockholder held such TRFC Common Stock as a capital asset on the Effective Date.

          Such opinion may be based on, in addition to the review of such matters of fact and law as Thacher Proffitt & Wood considers appropriate, (x) representations made at the request of Thacher Proffitt & Wood by RBI, RBI Bank, TRFC, TRFC Bank, stockholders of RBI or TRFC, or any combination of such persons and (y) certificates provided at the request of Thacher Proffitt & Wood by officers of RBI, RBI Bank, TRFC and other appropriate persons.


                                  ARTICLE VI

                                  TERMINATION
                                  -----------

          Section 6.1    Termination.   This Agreement may be terminated, and
                         -----------
the Merger abandoned, at or prior to the Effective Date, either before or after its approval by the stockholders of TRFC and RBI:

          (a) by the mutual consent of RBI and TRFC, if the Board of Directors of each so determines by vote of a majority of the members of its entire Board;

          (b) by RBI or TRFC, if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event of (i) the failure of the stockholders of TRFC or RBI to approve the Agreement at its Stockholder Meeting called to consider such approval; provided, however, that TRFC or RBI, as the case may be, shall only be entitled to terminate the Agreement pursuant to this clause (i) if it has complied in all material respects with its obligations under Sections 4.8 and 4.9, or (ii) a material breach by the other party hereto of any representation, warranty, covenant or agreement contained herein which causes the conditions set forth in Section 5.2(a) (in the case of termination by RBI) and Section 5.3(a) (in the case of the termination by TRFC) not to be satisfied and such breach is not cured within 25 business days after written notice of such breach is given to the party committing such breach by the other party or which breach is not capable of being cured by the date set forth in Section 6.1(d) or any extension thereof;

          (c)  by RBI or TRFC, by written notice to the other party, if either
(i) any approval, consent or waiver of a governmental agency required to permit consummation of the transactions contemplated hereby shall have been denied or
(ii) any governmental authority of competent jurisdiction shall have issued a final, unappealable order enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement;

          (d) by RBI or TRFC, if its Board of Directors so determines by vote of a majority of the members of its entire Board, in the event that the Merger is not consummated by January 31, 1999 ("Initial Termination Date"); provided, that if, as of such date, all necessary regulatory or governmental approvals, consents or waivers required to consummate the transactions contemplated hereby shall not have been obtained but all other conditions to the consummation of the Merger (other than the delivery of executed documents at the Closing) shall be fulfilled, the Initial Termination Date shall be extended to March 31, 1999, unless the failure to so consummate by such time is due to the breach of any representation, warranty or covenant contained in this Agreement by the party seeking to terminate; or

          (e) by TRFC, if its Board of Directors so determines by a majority vote of the members of its entire Board, at any time during the five-day period commencing on the Valuation Date, such termination to be effective on the 30/th/ day following such Valuation Date ("Effective Termination Date"), if the RBI Market Value on the Valuation Date is less than $20.72 or if both of the following conditions are satisfied:

               (i) The RBI Market Value on the Valuation Date is less than $22.10; and

               (ii) (A) the number obtained by dividing the RBI Market Value on the Valuation Date by the Initial RBI Market Value ("RBI Ratio") shall be less than (B) the number obtained by dividing the Final Index Price by the Initial Index Price and subtracting 0.15 from the quotient in this clause (ii)(B) ("Index Ratio");

subject, however, to the following three sentences. If TRFC elects to exercise its termination right pursuant to this Section 6.1(e), it shall give prompt written notice thereof to RBI; provided, that such notice of election to terminate may be withdrawn at any time prior to the Effective Termination Date. During the five-day period commencing with its receipt of such notice, RBI shall have the option to increase the consideration to be received by the holders of RBI Common Stock hereunder by adjusting the Exchange Ratio to equal the lesser of (x) a number equal to a fraction, the numerator of which is 2.05 multiplied by the Initial RBI Market Value and the denominator of which is the RBI Market Value, and (y) a number equal to a fraction, the numerator of which is the Index Ratio multiplied by 2.05 and the denominator of which is the RBI Ratio. If RBI so elects, it shall give, within such five-day period, written notice to TRFC of such election and the revised Exchange Ratio, whereupon no termination shall be deemed to have occurred pursuant to this Section 6.1(e) and this Agreement shall remain in full force and effect in accordance with its terms (except as the Exchange Ratio shall have been so modified).

          For purposes of this Section 6.1(e), the following terms shall have the meanings indicated below:

          "Acquisition Transaction" shall have the meaning set forth in
Section 3.4(e).

          "Final Index Price" means the sum of the Final Prices for each company comprising the Index Group multiplied by the weighting set forth opposite such company's name in the definition of Index Group below.

          "Final Price," with respect to any company belonging to the Index Group, means the average of the daily closing sales prices of a share of common stock of such company (and if there is no closing sales price on any such day, then the mean between the closing bid and the closing asked prices on that day), as reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded, for the 30 consecutive trading days immediately preceding the Valuation Date.

          "Index Group" means the 25 financial institution holding companies listed below, the common stock of all of which shall be publicly traded and as to which there shall not have been an Acquisition Transaction involving such company publicly announced at any time during the period beginning on the date of this Agreement and ending on the Valuation Date. In the event that the common stock of any such company ceases to be publicly traded or an Acquisition Proposal involving any such company is announced at any time during the period beginning on the date of this Agreement and ending on the Valuation Date, such company will be removed from the Index Group, and the weights attributed to the remaining companies will be adjusted proportionately for purposes of determining the Final Index Price and the Initial Index Price. The 25 financial institution holding companies and the weights attributed to them are as follows:

          Holding Company                     Weighting
          ----------------------------------  ----------
          Anchor Bancorp Wisconsin                 1.24%
          ALBANK Financial Corporation             2.19%
          Astoria Financial Corporation            4.76%
          Bank United Corp.                        5.17%
          Bay View Capital Corp.                   2.10%
          Commonwealth Bancorp, Inc.               1.26%
          Charter One Financial, Inc.             14.81%
          Commercial Federal Corp.                 4.43%
          Dime Bancorp, Inc.                      10.67%
          Dime Community Bancorp, Inc.             1.14%
          GreenPoint Financial Corp.              11.10%
          Haven Bancorp, Inc.                      0.74%

          Holding Company                     Weighting
          ----------------------------------  ----------
          Independence Community Bank Corp         4.35%
          InterWest Bancorp Inc.                   1.23%
          JSB Financial Inc.                       1.86%
          MAF Bancorp                              1.83%
          Peoples Heritage Financial               4.22%
          Queens County Bancorp, Inc.              2.14%
          Reliance Bancorp, Inc.                   1.19%
          Richmond County Financial Corp.          1.60%
          Sovereign Bancorp, Inc.                  8.01%
          St. Paul Bancorp                         2.76%
          Staten Island Bancorp, Inc.              3.26%
          Washington Federal Inc.                  4.99%
          Webster Financial Corporation            2.95%

          "Initial Index Price" means the sum of the per share closing sales price of the common stock of each company comprising the Index Group multiplied by the applicable weighting, as such prices are reported on the consolidated transaction reporting system for the market or exchange on which such common stock is principally traded on the trading day immediately preceding the public announcement of this Agreement.

          "Initial RBI Market Value" means the closing sales price of a share of RBI Common Stock, as reported on the Nasdaq National Market, on the trading day immediately preceding the public announcement of this Agreement, adjusted as indicated in the last sentence of this Section 6.1(e).

          "RBI Market Value" shall have the meaning set forth in Section 1.2(b) hereof.

          "Valuation Date" shall have the meaning set forth in Section 1.2(b) hereof.

          If RBI or any company belonging to the Index Group declares or effects a stock dividend, reclassification, recapitalization, split-up, combination, exchange of shares or similar transaction between the date of this Agreement and the Valuation Date, the prices for the common stock of such company shall be appropriately adjusted for the purposes of applying this Section 6.1(e).

          Section 6.2    Effect of Termination.   In the event of the
                         ---------------------
termination of this Agreement by either RBI or TRFC, as provided above, this Agreement shall thereafter become void and there shall be no liability on the part of any party hereto or their respective officers or directors, except that
(a) any such termination shall be without prejudice to the rights of any party hereto arising out of the breach by any other party of any covenant, representation or obligation contained in this Agreement and (b) the obligations of the parties under Section 4.3(a) and Section 8.6 shall survive.


                                  ARTICLE VII

                  CLOSING, EFFECTIVE DATE AND EFFECTIVE TIME
                  ------------------------------------------

          Section 7.1    Effective Date and Effective Time.  The closing of the
                         ---------------------------------
transactions contemplated hereby ("Closing") shall take place at the offices of Thacher Proffitt & Wood, Two World Trade Center, New York, New York 10048, unless another place is agreed to by RBI and TRFC, on a date ("Closing Date") that is no later than five business days following the date on which the expiration of the last applicable waiting period in connection with notices to and approvals of governmental authorities shall occur and all conditions to the consummation of this Agreement are satisfied or waived, or on such other date as may be agreed to by the parties. Prior to the Closing Date, RBI and TRFC shall execute a Certificate of Merger in accordance with all appropriate legal requirements, which shall be filed as required by law on the Closing Date, and the Merger provided for therein shall become effective upon such filing or on such date as may be specified in such Certificate of Merger. The date of such filing or such later effective date as specified in the Certificate of Merger is herein referred to as the "Effective Date." The "Effective Time" of the Merger shall be as set forth in the Certificate of Merger.

          Section 7.2    Deliveries at the Closing.   Subject to the provisions
                         -------------------------
of Articles V and VI, on the Closing Date there shall be delivered to RBI and TRFC the documents and instruments required to be delivered under Article V.


                                  ARTICLE VII

                             CERTAIN OTHER MATTERS
                             ---------------------

          Section 8.1    Certain Definitions; Interpretation.   As used in this
                         -----------------------------------
Agreement, the following terms shall have the meanings indicated:

          "material" means material to RBI or TRFC (as the case may be) and its respective Subsidiaries, taken as a whole.

          "person" includes an individual, corporation, limited liability company, partnership, association, trust or unincorporated organization.

          When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of, Exhibit or Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for ease of reference only and shall not affect the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed followed by the words "without limitation." Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Any reference to gender in this Agreement shall be deemed to include any other gender.

          Section 8.2    Survival.   Only those agreements and covenants of the
                         --------
parties that are by their terms applicable in whole or in part after the Effective Time, including Sections 4.3(a), 4.13, 4.14, 4.16, 4.17, 4.19 and 8.6 of this Agreement, shall survive the Effective Time. All other representations, warranties, agreements and covenants shall be deemed to be conditions of the Agreement and shall not survive the Effective Time. If the Agreement shall be terminated, the agreements of the parties in the last three sentences of Section 4.3(a) and Section 8.6 shall survive such termination.

          Section 8.3    Waiver; Amendment.   Prior to the Effective Time, any
                         -----------------
provision of this Agreement may be: (i) waived in writing by the party benefitted by the provision or (ii) amended or modified at any time (including the structure of the transaction) by an agreement in writing between the parties hereto except that, after the vote by the stockholders of TRFC or RBI, no amendment or modification may be made that would reduce the Merger Consideration or contravene any provision of the Delaware General Corporation Law or the federal banking laws, rules and regulations.

          Section 8.4    Counterparts.   This Agreement may be executed in
                         ------------
counterparts each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same instrument.

          Section 8.5    Governing Law.   This Agreement shall be governed by,
                         -------------
and interpreted in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.

          Section 8.6    Expenses.   Each party hereto will bear all expenses
                         --------
incurred by it in connection with this Agreement and the transactions contemplated hereby.

          Section 8.7    Notices.   All notices, requests, acknowledgments and
                         -------
other communications hereunder to a party shall be in writing and shall be deemed to have been duly given when delivered by hand, overnight courier or facsimile transmission (confirmed in writing) to such party at its address or facsimile number set forth below or such other address or facsimile transmission as such party may specify by notice to the other party hereto.

          If to TRFC, to:

                T R Financial Corp.
                1122 Franklin Avenue
                Garden City, New York 11530
                Facsimile:  (516) 742-8941

                Attention:  John M. Tsimbinos
                            Chairman of the Board and Chief Executive Officer

          With copies to:

                T R Financial Corp.
                1122 Franklin Avenue
                Garden City, New York 11530
                Facsimile:  (516) 742-5329

                Attention:  Ira H. Kramer
                            Senior Vice President and Corporate Secretary

          and

                Douglas J. McClintock, Esq.
                Thacher Proffitt & Wood, 39th Floor
                Two World Trade Center
                New York, New York 10048
                Facsimile:  (212) 432-2898

          If to RBI, to:

                Roslyn Bancorp, Inc.
                1400 Old Northern Boulevard
                Roslyn, New York 11576
                Facsimile:  (516) 621-9351

                Attention:  Joseph L. Mancino
                            Chairman of the Board, President and
                              Chief Executive Officer

          With copies to:

                Roslyn Bancorp, Inc.
                1400 Old Northern Boulevard
                Roslyn, New York 11576
                Facsimile:  (516) 625-3274

                Attention:  John R. Bransfield, Jr.
                            Vice President

          and

                Douglas P. Faucette, Esq.
                Muldoon, Murphy & Faucette
                5101 Wisconsin Avenue, N.W.
                Washington, D.C.  20016
                Facsimile:  (202) 966-9409


          Section 8.8    Entire Agreement; etc.   This Agreement, together with
                         ---------------------
the Plan of Bank Merger, the TRFC Option Agreement, the RBI Option Agreement and the Disclosure Letters, represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made. All terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Except for Section 4.13 and 4.14, which confer rights on the parties described therein, nothing in this Agreement is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

          Section 8.9    Assignment.   This Agreement may not be assigned by
                         ----------
either party hereto without the written consent of the other party.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the 25th day of May, 1998.

                            ROSLYN BANCORP, INC.


                            By: /s/ Joseph L. Mancino
                               ---------------------------------------------
                                Joseph L. Mancino
                                Chairman of the Board, President and
                                   Chief Executive Officer


                            T R FINANCIAL CORP.


                            By: /s/ John M. Tsimbinos
                               ---------------------------------------------
                                John M. Tsimbinos
                                Chairman of the Board and
                                   Chief Executive Officer

                                                                         ANNEX B

                              T R FINANCIAL CORP.

                             STOCK OPTION AGREEMENT


          STOCK OPTION AGREEMENT, dated as of May 25, 1998 (the "Agreement"), by and between T R Financial Corp., a Delaware corporation ("Issuer"), and Roslyn Bancorp, Inc., a Delaware corporation ("Grantee").

                                    RECITALS

          A.   The Agreement and Plan of Merger.  Grantee and Issuer have
               --------------------------------
entered into an Agreement and Plan of Merger, dated as of May 25, 1998 (the "Merger Agreement"), providing for, among other things, the merger of Issuer with and into Grantee, with Grantee being the surviving corporation.

          B.   Condition to Agreement and Plan of Merger.  As a condition and an
               -----------------------------------------
inducement to Grantee's execution and delivery of the Merger Agreement, Grantee has required that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

          1.   Defined Terms.  Capitalized terms which are used but not defined
               -------------
herein shall have the meanings ascribed to such terms in the Merger Agreement.

          2.   Grant of Option.  Subject to the terms and conditions set forth
               ---------------
herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 3,488,068 shares of common stock, par value $.01 per share ("Issuer Common Stock"), of Issuer (as adjusted as set forth herein, the "Option Shares," which shall include the Option Shares before and after any transfer of such Option Shares, but in no event shall the number of Option Shares for which this Option is exercisable exceed 19.9% of the issued and outstanding shares of Issuer Common Stock), at a purchase price per Option Share (as adjusted as set forth herein, the "Purchase Price") equal to $38.625. Each Option Share issued upon exercise of the Option shall be accompanied by the related preferred share purchase right ("Right") issued pursuant to the Shareholder Rights Agreement, dated July 19, 1994, as amended (the "Rights Agreement") between Issuer and Chemical Bank, as Rights Agent.

          3.   Exercise of Option.
               ------------------

          (a) Provided that (i) Grantee or Holder (as hereinafter defined), as applicable, shall not be in material breach of the agreements or covenants contained in this Agreement or the Merger Agreement, and (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect, the Holder may exercise the Option, in whole or in part, at any time and from time to time, following the occurrence of a Purchase Event (as hereinafter defined); provided, that, the Option shall terminate and be of no
                      --------
further force or effect upon the earliest to occur of (A) the Effective Time,
(B) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event other than a termination thereof by Grantee pursuant to Section 6.1(b)(ii) of the Merger Agreement (a termination of the Merger Agreement by Grantee pursuant to Section 6.1(b)(ii) of the Merger Agreement, being referred to herein as a "Default Termination"), (C) 18 months after a Default Termination or (D) 18 months after termination of the Merger Agreement (other than a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event; provided, however, that any purchase of shares upon exercise of
                --------  -------
the Option shall be subject to compliance with applicable law; provided further,
                                                               -------- -------
however, that if the Option cannot be exercised on any day because of an
-------
injunction, order or similar restraint issued by a court of competent jurisdiction, the period during which the Option may be exercised shall be extended so that the Option shall expire no earlier than the tenth business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be. The term "Holder" shall mean the holder or holders of the Option from time to time, and which initially is Grantee. The rights set forth in Sections 8 and 9 of this Agreement shall terminate when the right to exercise the Option and Substitute Option terminate (other than as a result of a complete exercise of the Option) as set forth herein.

          (b) As used herein, a "Purchase Event" means any of the following events:

               (i) Without Grantee's prior written consent, Issuer shall have authorized, recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose, or Issuer shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to effect (A) a merger, consolidation or similar transaction involving Issuer or any of its significant subsidiaries, (B) the disposition, by sale, lease, exchange or otherwise, of assets or deposits of Issuer or any of its significant subsidiaries representing in either case 10% or more of the consolidated assets or deposits of the Issuer and its Subsidiaries, other than in the ordinary course of business, or (C) the issuance, sale or other disposition by Issuer of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Issuer or any of its significant subsidiaries (each of (A), (B) or (C), an "Acquisition Transaction"); or

               (ii) Any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which Grantee or any subsidiary of Grantee is a member, shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the voting power of Issuer or any of its significant subsidiaries.

          (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

               (i) Any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act of 1933, as amended, (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

               (ii) The stockholders of Issuer shall not have approved the Merger Agreement by the requisite vote at the meeting of the stockholders of the Issuer required to be called to approve the Merger Agreement (the "Issuer Meeting"), the Issuer Meeting shall not have been held or shall have been canceled prior to termination of the Merger Agreement or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer or (C) filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act, as amended (the "BHC Act"), the Home Owners' Loan Act of 1933, as amended ("HOLA"), the Bank Merger Act, as amended (the"BMA") or the Change in Bank Control Act of 1978, as amended ("CBCA"), for approval to engage in an Acquisition Transaction; or

               (iii) Any person (other than Grantee or any subsidiary of Grantee) shall have made a bona fide proposal to Issuer or its stockholders by public announcement, or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction; or

               (iv) After a proposal is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, or such third party states its intention to the Issuer to make such a proposal if the Merger Agreement terminates, and thereafter Issuer shall have breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach would entitle Grantee to terminate the Merger Agreement under Section 6.1(b) thereof (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Merger Agreement).

          As used in this Agreement, the term "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

          (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event of which it has knowledge, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Holder to exercise the Option.

          (e) In the event Holder wishes to exercise the Option, it shall send to Issuer a written notice (the "Option Notice," the date of which being herein referred to as the "Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 45 business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"); provided, that the first Option Notice shall be sent to Issuer within
        --------
180 days after the first Purchase Event of which Grantee has been notified. If prior notification to or approval of any Regulatory Authority is required in connection with any such purchase, Issuer shall cooperate with the Holder in the filing of the required notice of application for approval and the obtaining of such approval, and the Closing shall occur promptly following such regulatory approvals and any mandatory waiting periods. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

          4.   Payment and Delivery of Certificates.
               ------------------------------------

          (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 13(f) of this Agreement.

          (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in Section 4(a) of this Agreement, (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens (as defined in the Merger Agreement) and subject to no preemptive rights, and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder, and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

          (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF MAY 25, 1998. A COPY OF SUCH AGREEMENT WILL BE PROVIDED

TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the portion of the above legend relating to the Securities Act shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities Exchange Commission (the "SEC"), or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

          (d) Upon the giving by Holder to Issuer of an Option Notice, the tender of the applicable purchase price in immediately available funds and the tender of this Agreement to Issuer, Holder shall be deemed to be the holder of record of the shares of Issuer Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Issuer Common Stock shall not then be actually delivered to Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 4 in the name of Holder or its assignee, transferee or designee.

          (e) Issuer agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Issuer Common Stock so that the Option may be exercised without additional authorization of Issuer Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Issuer Common Stock, (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer, (iii) promptly to take all action as may from time to time be required (including (A) complying with all premerger notification, reporting and waiting period requirements and (B) in the event prior approval of or notice to any Regulatory Authority is necessary before the Option may be exercised, cooperating fully with Holder in preparing such applications or notices and providing such information to such Regulatory Authority as it may require) in order to permit Holder to exercise the Option and Issuer duly and effectively to issue shares of the Issuer Common Stock pursuant hereto and (iv) promptly to take all action provided herein to protect the rights of Holder against dilution.

          5.   Representations and Warranties of Issuer.  Issuer hereby
               ----------------------------------------
represents and warrants to Grantee (and Holder, if different than Grantee) as follows:

          (a)  Corporate Authority.  Issuer has full corporate power and
               -------------------
authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer, and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Issuer.

          (b)  Beneficial Ownership.  To the best knowledge of Issuer, as of the
               --------------------
date of this Agreement, no person or group has beneficial ownership of more than 10% of the issued and outstanding shares of Issuer Common Stock, other than the Issuer's Employee Stock Ownership Plan.

          (c)  Shares Reserved for Issuance; Capital Stock.  Issuer has taken
               -------------------------------------------
all necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms, will have reserved for issuance upon the exercise of the Option, that number of shares of Issuer Common Stock equal to the maximum number of shares of Issuer Common Stock at any time and from time to time purchasable upon exercise of the Option, and all such shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests (other than those created by this Agreement) and not subject to any preemptive rights.

          (d)  No Violations.  The execution, delivery and performance of this
               -------------
Agreement does not and will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, its Certificate of Incorporation or By-Laws, or the comparable governing instruments of any of its subsidiaries, or
(ii) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of its subsidiaries is subject, that would, in any case, give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

          6.   Representations and Warranties of Grantee.  Grantee hereby
               -----------------------------------------
represents and warrants to Issuer that Grantee has full corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agreement, to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee; and this Agreement has been duly executed and delivered by Grantee.

          7.   Adjustment upon Changes in Issuer Capitalization, Etc.
               -----------------------------------------------------

          (a) In the event of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares, exercise of the Company Rights or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing any such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a), upon exercise of any option to purchase Issuer Common Stock outstanding on the date hereof or upon conversion into Issuer Common Stock of any convertible security of Issuer outstanding on the date hereof), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, it, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option. No provision of this Section 7 shall be deemed to affect or change, or constitute authorization for any violation of, any of the covenants or representations in the Merger Agreement.

          (b) In the event that Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and Issuer shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property, or the outstanding shares of Issuer Common Stock immediately prior to such merger shall, after such merger, represent less than 50% of the outstanding shares and share equivalents of the merged company or (iii) to sell or otherwise transfer all or substantially all of its assets or deposits to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Holder, of either (A) the Acquiring Corporation (as hereinafter defined), (B) any person that controls the Acquiring Corporation or (C) in the case of a merger described in clause (ii), Issuer (such person being referred to as "Substitute Option Issuer").

          (c) The Substitute Option shall have the same terms as the Option, provided, that, if the terms of the Substitute Option cannot, for legal reasons,
--------
be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Holder. Substitute Option Issuer shall also enter into an agreement with Holder in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

          (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

          (e)  The following terms have the meanings indicated:

               (i) "Acquiring Corporation" shall mean (A) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (B) Issuer in a merger in which Issuer is the continuing or surviving person, or (C) the transferee of all or substantially all of Issuer's assets (or a substantial part of the assets of its subsidiaries taken as a whole).

               (ii) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

               (iii) "Assigned Value" shall mean the highest of (A) the price per share of Issuer Common Stock at which a Tender Offer or an Exchange Offer therefor has been made, (B) the price per share of Issuer Common Stock to be paid by any third party pursuant to an agreement with Issuer,
     (C) the highest closing price for shares of Issuer Common Stock within the sixty-day period immediately preceding the consolidation, merger or sale in question and (D) in the event of a sale of all or substantially all of Issuer's assets or deposits, an amount equal to (x) the sum of the price paid in such sale for such assets (and/or deposits) and the current market value of the remaining assets of Issuer, as determined by a nationally recognized investment banking firm selected by Holder, divided by (y) the number of shares of Issuer Common Stock outstanding at such time. In the event that a Tender Offer or an Exchange Offer is made for Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for Issuer Common Stock shall be determined by a nationally recognized investment banking firm selected by Holder.

               (iv) "Average Price" shall mean the average closing price of a share of Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, that, if Issuer is the issuer
                                         --------
     of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls such person, as Holder may elect.

          (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock but for the limitation in the first sentence of this Section 7(f), Substitute Option Issuer shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in the first sentence of this Section 7(f) over (ii) the value of the Substitute Option after giving effect to the limitation in the first sentence of this Section 7(f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Holder.

          (g) Issuer shall not enter into any transaction described in Section 7(b) of this Agreement unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the shares Substitute Common Stock are restricted securities, as defined in Rule 144, promulgated under the Securities Act ("Rule 144"), or any successor provision) than other shares of common stock issued by Substitute Option Issuer).

          8.   Repurchase at the Option of Holder.
               ----------------------------------

          (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, Issuer shall repurchase from Holder (i) the Option and
(ii) all shares of Issuer Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

               (i) The aggregate Purchase Price paid by Holder for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

               (ii) The excess, if any, of (A) the Applicable Price (as defined below) for each share of Issuer Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of Issuer Common Stock with respect to which the Option has not been exercised; and

               (iii) The excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Issuer Common Stock with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within 10 business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the number of shares covered by the Option in respect of which payment has been made pursuant to Section 8(a)(ii) of this Agreement. Holder shall notify Issuer of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase. Notwithstanding anything herein to the contrary, in the event that Issuer delivers to the Holder written notice accompanied by a certification of Issuer's independent auditor each stating that a requested repurchase of Issuer Common Stock would result in the recapture of Issuer's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

          Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 3(a) of this Agreement.

          (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in Section 8(d)(i) hereof, (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger, sale or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement, or (iii) the highest closing sales price per share of Issuer Common Stock quoted on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the National Market System of The Nasdaq Stock Market ("Nasdaq") (or if Issuer Common Stock is not quoted on the NYSE, AMEX or Nasdaq, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Holder) during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's
--------  -------
assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (d) As used herein, "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3, promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, more than 25% of the then outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement shall be consummated.

          9.   Repurchase of Substitute Option.
               -------------------------------

          (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, Substitute Option Issuer (or any successor entity thereof) shall repurchase from Holder (i) the Substitute Option and (ii) all shares of Substitute Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 9 is referred to as the "Section 9 Request Date." Such repurchase shall be at an aggregate price (the "Section 9 Repurchase Consideration") equal to the sum of:

               (i) The aggregate Purchase Price paid by Holder for any shares of Substitute Common Stock acquired pursuant to the Substitute Option with respect to which Holder then has beneficial ownership;

               (ii) The excess, if any, of (A) the Highest Closing Price (as defined below) for each share of Substitute Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of Substitute Common Stock with respect to which the Substitute Option has not been exercised; and

               (iii) The excess, if any, of the Highest Closing Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Substitute Option Shares with respect to which the Substitute Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Substitute Common Stock with respect to which the Substitute Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 9, Substitute Option Issuer shall, within 10 business days after the Section 9 Request Date, pay the Section 9 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Substitute Option Issuer the Substitute Option and the certificates evidencing the shares of Substitute Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 9 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 9, in whole or in part, or to require that Substitute Option Issuer deliver from time to time that portion of the Section 9 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of Substitute Option Issuer's proposed repurchase pursuant to this Section 9, Substitute Option Issuer shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Substitute Option and/or Substitute Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Substitute Option as to the number of Substitute Option Shares for which the Substitute Option was exercisable at the Section 9 Request Date less the number of shares covered by the Substitute Option in respect of which payment has been made pursuant to Section 9(a)(ii) of this Agreement. Holder shall notify Substitute Option Issuer of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase. Notwithstanding anything herein to the contrary, in the event that Substitute Option Issuer delivers to the Holder written notice accompanied by a certification of Substitute Option Issuer's independent auditor each stating that a requested repurchase of Substitute Common Stock would result in the recapture of Substitute Option Issuer's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

          Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 9 shall terminate on the date of termination of this Substitute Option pursuant to Section 3(a) of this Agreement.

          (c) For purposes of this Agreement, the "Highest Closing Price" means the highest of closing sales price for shares of Substitute Common Stock quoted on the Nasdaq (or if the Substitute Common Stock is not quoted on the Nasdaq, on the principal trading market on which such shares are traded as reported by a recognized source) during the six-month period preceding the Section 9 Request Date.

          10.  Registration Rights.
               -------------------

          (a)  Demand Registration Rights.  Issuer shall, subject to the
               --------------------------
conditions of Section 10(c) of this Agreement, if requested by any Holder, including Grantee and any permitted transferee ("Selling Shareholder"), as expeditiously as possible, prepare and file and keep current a registration statement under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to the Selling Shareholder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by the Selling Shareholder in such request, including without limitation a "shelf" registration statement under Rule 415, promulgated under the Securities Act, or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws.

          (b)  Additional Registration Rights.  If Issuer at any time after the
               ------------------------------
exercise of the Option proposes to register any shares of Issuer Common Stock under the Securities Act in connection with an underwritten public offering of such Issuer Common Stock, Issuer will promptly give written notice to the Selling Shareholders of its intention to do so and, upon the written request of any Selling Shareholder given within 30 days after receipt of any such notice (which request shall specify the number of shares of Issuer Common Stock intended to be included in such underwritten public offering by the Selling Shareholder), Issuer will cause all such shares for which a Selling Shareholder requests participation in such registration, to be so registered and included in such underwritten public offering; provided, however, that Issuer may elect to
                                   --------  -------
not cause some or all of such shares to be so registered (i) if the underwriters in the Public Offering in good faith object for valid business reasons, or (ii) in the case of a registration solely to implement an employee benefit agreement or a registration filed on Form S-4 of the Securities Act or any equivalent or successor Form. If some, but not all the shares of Issuer Common Stock, with respect to which Issuer shall have received requests for registration pursuant to this Section 10(b), shall be excluded from such registration, Issuer shall make appropriate allocation of shares to be registered among the Selling Shareholders desiring to register their shares pro rata in the proportion that the number of shares requested to be registered by each such Selling Shareholder bears to the total number of shares requested to be registered by all such Selling Shareholders then desiring to have Issuer Common Stock registered for sale.

          (c)  Conditions to Required Registration.  Issuer shall use all
               -----------------------------------
reasonable efforts to cause each registration statement referred to in Section 10(a) of this Agreement to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective, provided, however, that Issuer may delay any
                                  --------  -------
registration of Option Shares required pursuant to Section 10(a) of this Agreement for a period not exceeding 90 days provided Issuer shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other securities by Issuer, and Issuer shall not be required to register Option Shares under the Securities Act pursuant to Section 10(a) hereof:

               (i) Prior to the earliest of (A) termination of the Merger Agreement pursuant to Article VI thereof, (B) failure to obtain the requisite stockholder approval pursuant to Section 6.1(b) of the Merger Agreement, and (C) a Purchase Event or a Preliminary Purchase Event;

               (ii) On more than one occasion during any calendar year;

               (iii) Within 90 days after the effective date of a registration referred to in Section 10(b) of this Agreement pursuant to which the Selling Shareholder or Selling

     Shareholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested; and

               (iv) Unless a request therefor is made to Issuer by Selling Shareholders that hold at least 25% or more of the aggregate number of Option Shares (including shares of Issuer Common Stock issuable upon exercise of the Option) then outstanding.

          In addition to the foregoing, Issuer shall not be required to maintain the effectiveness of any registration statement after the expiration of nine months from the effective date of such registration statement. Issuer shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; provided, however, that Issuer
                                                 --------  -------
shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

          (d)  Expenses.  Except where applicable state law prohibits such
               --------
payments, Issuer will pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Section 10(a) or 10(b) of this Agreement (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to Section 10(a) or 10(b) of this Agreement.

          (e)  Indemnification.  In connection with any registration under
               ---------------
Section 10(a) or 10(b) of this Agreement, Issuer hereby indemnifies the Selling Shareholders, and each underwriter thereof, including each person, if any, who controls such holder or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such Selling Shareholders, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such holder or such underwriter, as the case may be, expressly for such use.

          Promptly upon receipt by a party indemnified under this Section 10(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 10(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this
Section 10(e). In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be
                                   --------
entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnifying party shall be entitled to assume the defense of such action notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

          If the indemnification provided for in this Section 10(e) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by Issuer, the Selling Shareholders and the underwriters from the offering of the securities and also the relative fault of Issuer, the Selling Shareholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall any Selling
                     --------  -------
Shareholder be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any holder to indemnify shall be several and not joint with other holders.

          In connection with any registration pursuant to Section 10(a) or 10(b) of this Agreement, Issuer and each Selling Shareholder (other than Grantee) shall enter into an agreement containing the indemnification provisions of
Section 10(e) of this Agreement.

          (f)  Miscellaneous Reporting.  Issuer shall comply with all reporting
               -----------------------
requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Shareholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule
144. Issuer shall at its expense provide the Selling Shareholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

          (g)  Issue Taxes.  Issuer will pay all stamp taxes in connection with
               -----------
the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save the Selling Shareholders harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

          11.  Quotation; Listing.  If Issuer Common Stock or any other
               ------------------
securities to be acquired in connection with the exercise of the Option are then authorized for quotation or trading or listing on the NYSE or Nasdaq or any securities exchange, Issuer, upon the request of Holder, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the NYSE or Nasdaq or such other securities exchange and will use its best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.

          12.  Division of Option.  This Agreement (and the Option granted
               ------------------
hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

          13.  Profit Limitation.
               -----------------

          (a) Notwithstanding any other provision of this agreement, in no event shall Grantee's Total Profit (as hereinafter defined) exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, and, if it otherwise would exceed such amount, Grantee, at its sole election, shall either (a) deliver to Robin for cancellation Shares previously purchased by Grantee, (b) pay cash or other consideration to Robin or
(c) undertake any combination thereof, so that Grantee's Total Profit shall not exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, after taking into account the foregoing actions.

          (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the Notice Date, result in a Notional Total Profit (as defined below) of more than $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, and, if exercise of the Option otherwise would exceed such amount, Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement; provided, that nothing in this sentence shall restrict any exercise
           --------
of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 2 hereof.

          (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Grantee pursuant to Section 8(a)(ii) hereof, (ii) (x) the amount received by Grantee pursuant to the repurchase of Option Shares pursuant to Section 8 or
Section 9 hereof, less (y) Grantee's purchase price for such Option Shares, and
(iii) (z) the net cash amounts received by Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) Grantee's purchase price for such Option Shares.

          (d) As used herein, the term "Notional Total Profit" with respect to any number of Option Shares as to which Grantee may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Option Shares, together with all other Option Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

          14.  Miscellaneous.
               -------------

          (a)  Expenses.  Except to the extent expressly provided for herein,
               --------
each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b)  Waiver and Amendment.  Any provision of this Agreement may be
               --------------------
waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c)  Entire Agreement; No Third-Party Beneficiaries; Severability.
               ------------------------------------------------------------
This Agreement, together with the Merger Agreement and the other documents and instruments referred to herein and therein, between Grantee and Issuer (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (other than the indemnified parties under Section 10(e) of this Agreement and any transferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 14(h) of this Agreement) any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or Regulatory Authority determines that the Option does not permit Holder to acquire, or does not require Issuer to repurchase, the full number of shares of Issuer Common Stock as provided in Section 3 of this Agreement (as may be adjusted herein), it is the express intention of Issuer to allow Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

          (d)  Governing Law.  This Agreement shall be governed and construed in
               -------------
accordance with the laws of the State of New York without regard to any applicable conflicts of law rules.

          (e)  Descriptive Headings.  The descriptive headings contained herein
               --------------------
are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f)  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

          (g)  Counterparts.  This Agreement and any amendments hereto may be
               ------------
executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

          (h)  Assignment.  Neither this Agreement nor any of the rights,
               ----------
interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Holder may assign this Agreement to a wholly-owned subsidiary of Holder and Holder may assign its rights hereunder in whole or in part after the occurrence of a Purchase Event. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          (i)  Further Assurances.  In the event of any exercise of the Option
               ------------------
by the Holder, Issuer, and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

          (j)  Specific Performance.  The parties hereto agree that this
               --------------------
Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

          IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                              T R FINANCIAL CORP.



                              By: /s/ John M. Tsimbinos
                                 ----------------------------------------------
                                 John M. Tsimbinos
                                 Chairman of the Board and
                                    Chief Executive Officer


                              ROSLYN BANCORP, INC.



                              By: /s/ Joseph L. Mancino
                                 ----------------------------------------------
                                 Joseph L. Mancino
                                 Chairman of the Board, President
                                    and Chief Executive Officer

                                                                ANNEX C

                             ROSLYN BANCORP, INC.

                             STOCK OPTION AGREEMENT


          STOCK OPTION AGREEMENT, dated as of May 25, 1998 (the "Agreement"), by and between Roslyn Bancorp, Inc., a Delaware corporation ("Issuer"), and T R Financial Corp., a Delaware corporation ("Grantee").

                                    RECITALS

          A.   The Agreement and Plan of Merger.  Grantee and Issuer have
               --------------------------------
entered into an Agreement and Plan of Merger, dated as of May 25, 1998 (the "Merger Agreement"), providing for, among other things, the merger of Grantee with and into Issuer, with Issuer being the surviving corporation.

          B.   Condition to Agreement and Plan of Merger.  As a condition and an
               -----------------------------------------
inducement to Grantee's execution and delivery of the Merger Agreement, Grantee has required that Issuer agree, and Issuer has agreed, to grant Grantee the Option (as hereinafter defined).

          NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, Issuer and Grantee agree as follows:

          1.   Defined Terms.  Capitalized terms which are used but not defined
               -------------
herein shall have the meanings ascribed to such terms in the Merger Agreement.

          2.   Grant of Option.  Subject to the terms and conditions set forth
               ---------------
herein, Issuer hereby grants to Grantee an irrevocable option (the "Option") to purchase up to 8,238,591 shares of common stock, par value $.01 per share ("Issuer Common Stock"), of Issuer (as adjusted as set forth herein, the "Option Shares," which shall include the Option Shares before and after any transfer of such Option Shares, but in no event shall the number of Option Shares for which this Option is exercisable exceed 19.9% of the issued and outstanding shares of Issuer Common Stock), at a purchase price per Option Share (as adjusted as set forth herein, the "Purchase Price") equal to $27.625.

          3.   Exercise of Option.
               ------------------

          (a) Provided that (i) Grantee or Holder (as hereinafter defined), as applicable, shall not be in material breach of the agreements or covenants contained in this Agreement or the Merger Agreement, and (ii) no preliminary or permanent injunction or other order against the delivery of shares covered by the Option issued by any court of competent jurisdiction in the United States shall be in effect, the Holder may exercise the Option, in whole or in part, at any time and from time to time, following the occurrence of a Purchase Event (as hereinafter defined); provided, that, the Option shall terminate and be of no
                      --------
further force or effect upon the earliest to occur of (A) the Effective Time,
(B) termination of the Merger Agreement in accordance with the terms thereof prior to the occurrence of a Purchase Event or a Preliminary Purchase Event other than a termination thereof by Grantee pursuant to Section 6.1(b)(ii) of the Merger Agreement (a termination of the Merger Agreement by Grantee pursuant to Section 6.1(b)(ii) of the Merger Agreement, being referred to herein as a "Default Termination"), (C) 18 months after a Default Termination or (D) 18 months after termination of the Merger Agreement (other than a Default Termination) following the occurrence of a Purchase Event or a Preliminary Purchase Event; provided, however, that any purchase of shares upon exercise of
                --------  -------
the Option shall be subject to compliance with applicable law; provided further,
                                                               -------- -------
however, that if the Option cannot be exercised on any day because of an
-------
injunction, order or similar restraint issued by a court of competent jurisdiction, the period during which the Option may be exercised shall be extended so that the Option shall expire no earlier than the tenth business day after such injunction, order or restraint shall have been dissolved or when such injunction, order or restraint shall have become permanent and no longer subject to appeal, as the case may be. The term "Holder" shall mean the holder or holders of the Option from time to time, and which initially is Grantee. The rights set forth in Sections 8 and 9 of this Agreement shall terminate when the right to exercise the Option and Substitute Option terminate (other than as a result of a complete exercise of the Option) as set forth herein.

          (b) As used herein, a "Purchase Event" means any of the following events:

               (i) Without Grantee's prior written consent, Issuer shall have authorized, recommended, publicly proposed or publicly announced an intention to authorize, recommend or propose, or Issuer shall have entered into an agreement with any person (other than Grantee or any subsidiary of Grantee) to effect (A) a merger, consolidation or similar transaction involving Issuer or any of its significant subsidiaries, (B) the disposition, by sale, lease, exchange or otherwise, of assets or deposits of Issuer or any of its significant subsidiaries representing in either case 10% or more of the consolidated assets or deposits of Issuer and its subsidiaries, other than in the ordinary course of business, or (C) the issuance, sale or other disposition by Issuer of (including by way of merger, consolidation, share exchange or any similar transaction) securities representing 10% or more of the voting power of Issuer or any of its significant subsidiaries (each of (A), (B) or (C), an "Acquisition Transaction"); or

               (ii) Any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of, or the right to acquire beneficial ownership of, or any "group" (as such term is defined in Section 13(d)(3) of the Exchange Act), other than a group of which Grantee or any subsidiary of Grantee is a member, shall have been formed which beneficially owns, or has the right to acquire beneficial ownership of, 10% or more of the voting power of Issuer or any of its significant subsidiaries.

          (c) As used herein, a "Preliminary Purchase Event" means any of the following events:

               (i) Any person (other than Grantee or any subsidiary of Grantee) shall have commenced (as such term is defined in Rule 14d-2 under the Exchange Act) or shall have filed a registration statement under the Securities Act of 1933, as amended, (the "Securities Act"), with respect to, a tender offer or exchange offer to purchase any shares of Issuer Common Stock such that, upon consummation of such offer, such person would own or control 10% or more of the then outstanding shares of Issuer Common Stock (such an offer being referred to herein as a "Tender Offer" or an "Exchange Offer," respectively); or

               (ii) The stockholders of Issuer shall not have approved the Merger Agreement by the requisite vote at the meeting of the stockholders of the Issuer required to be called to approve the Merger Agreement (the "Issuer Meeting"), the Issuer Meeting shall not have been held or shall have been canceled prior to termination of the Merger Agreement or Issuer's Board of Directors shall have withdrawn or modified in a manner adverse to Grantee the recommendation of Issuer's Board of Directors with respect to the Merger Agreement, in each case after it shall have been publicly announced that any person (other than Grantee or any subsidiary of Grantee) shall have (A) made, or disclosed an intention to make, a bona fide proposal to engage in an Acquisition Transaction, (B) commenced a Tender Offer or filed a registration statement under the Securities Act with respect to an Exchange Offer or (C) filed an application (or given a notice), whether in draft or final form, under the Bank Holding Company Act, as amended (the "BHC Act"), the Home Owners' Loan Act of 1933, as amended ("HOLA"), the Bank Merger Act, as amended ("BMA") or the Change in Bank Control Act of 1978, as amended ("CBCA"), for approval to engage in an Acquisition Transaction; or

               (iii) Any person (other than Grantee or any subsidiary of Grantee) shall have made a bona fide proposal to Issuer or its stockholders by public announcement, or written communication that is or becomes the subject of public disclosure, to engage in an Acquisition Transaction; or

               (iv) After a proposal is made by a third party to Issuer or its stockholders to engage in an Acquisition Transaction, or such third party states its intention to the Issuer to make such a proposal if the Merger Agreement terminates, and thereafter Issuer shall have breached any representation, warranty, covenant or agreement contained in the Merger Agreement and such breach would entitle Grantee to terminate the Merger Agreement under Section 6.1(b) thereof (without regard to the cure period provided for therein unless such cure is promptly effected without jeopardizing consummation of the Merger pursuant to the terms of the Merger Agreement).

          As used in this Agreement, the term "person" shall have the meaning specified in Sections 3(a)(9) and 13(d)(3) of the Exchange Act.

          (d) Issuer shall notify Grantee promptly in writing of the occurrence of any Preliminary Purchase Event or Purchase Event of which it has knowledge, it being understood that the giving of such notice by Issuer shall not be a condition to the right of Holder to exercise the Option.

          (e) In the event Holder wishes to exercise the Option, it shall send to Issuer a written notice (the "Option Notice," the date of which being herein referred to as the ("Notice Date") specifying (i) the total number of Option Shares it intends to purchase pursuant to such exercise and (ii) a place and date not earlier than three business days nor later than 15 business days from the Notice Date for the closing (the "Closing") of such purchase (the "Closing Date"); provided, that the first Option Notice shall be sent to Issuer within
        --------
180 days after the first Purchase Event of which Grantee has been notified. If prior notification to or approval of any Regulatory Authority is required in connection with any such purchase, Issuer shall cooperate with the Holder in the filing of the required notice of application for approval and the obtaining of such approval, and the Closing shall occur promptly following such regulatory approvals and any mandatory waiting periods. Any exercise of the Option shall be deemed to occur on the Notice Date relating thereto.

          4.   Payment and Delivery of Certificates.
               ------------------------------------

          (a) On each Closing Date, Holder shall (i) pay to Issuer, in immediately available funds by wire transfer to a bank account designated by Issuer, an amount equal to the Purchase Price multiplied by the number of Option Shares to be purchased on such Closing Date and (ii) present and surrender this Agreement to the Issuer at the address of the Issuer specified in Section 13(f) of this Agreement.

          (b) At each Closing, simultaneously with the delivery of immediately available funds and surrender of this Agreement as provided in Section 4(a) of this Agreement, (i) Issuer shall deliver to Holder (A) a certificate or certificates representing the Option Shares to be purchased at such Closing, which Option Shares shall be free and clear of all liens (as defined in the Merger Agreement) and subject to no preemptive rights, and (B) if the Option is exercised in part only, an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the shares of Issuer Common Stock purchasable hereunder, and (ii) Holder shall deliver to Issuer a letter agreeing that Holder shall not offer to sell or otherwise dispose of such Option Shares in violation of applicable federal and state law or of the provisions of this Agreement.

          (c) In addition to any other legend that is required by applicable law, certificates for the Option Shares delivered at each Closing shall be endorsed with a restrictive legend which shall read substantially as follows:

THE TRANSFER OF THE STOCK REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO RESTRICTIONS ARISING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND PURSUANT TO THE TERMS OF A STOCK OPTION AGREEMENT DATED AS OF MAY 25, 1998. A COPY OF SUCH AGREEMENT WILL BE PROVIDED TO THE HOLDER HEREOF WITHOUT CHARGE UPON RECEIPT BY THE ISSUER OF A WRITTEN REQUEST THEREFOR.

It is understood and agreed that the portion of the above legend relating to the Securities Act shall be removed by delivery of substitute certificate(s) without such legend if Holder shall have delivered to Issuer a copy of a letter from the staff of the Securities Exchange Commission (the "SEC"), or an opinion of counsel in form and substance reasonably satisfactory to Issuer and its counsel, to the effect that such legend is not required for purposes of the Securities Act.

          (d) Upon the giving by Holder to Issuer of an Option Notice, the tender of the applicable purchase price in immediately available funds and the tender of this Agreement to Issuer, Holder shall be deemed to be the holder of record of the shares of Issuer Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of Issuer shall then be closed or that certificates representing such shares of Issuer Common Stock shall not then be actually delivered to Holder. Issuer shall pay all expenses, and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of stock certificates under this Section 4 in the name of Holder or its assignee, transferee or designee.

          (e) Issuer agrees (i) that it shall at all times maintain, free from preemptive rights, sufficient authorized but unissued or treasury shares of Issuer Common Stock so that the Option may be exercised without additional authorization of Issuer Common Stock after giving effect to all other options, warrants, convertible securities and other rights to purchase Issuer Common Stock, (ii) that it will not, by charter amendment or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by Issuer, (iii) promptly to take all action as may from time to time be required (including (A) complying with all premerger notification, reporting and waiting period requirements and (B) in the event prior approval of or notice to any Regulatory Authority is necessary before the Option may be exercised, cooperating fully with Holder in preparing such applications or notices and providing such information to such Regulatory Authority as it may require) in order to permit Holder to exercise the Option and Issuer duly and effectively to issue shares of the Issuer Common Stock pursuant hereto and (iv) promptly to take all action provided herein to protect the rights of Holder against dilution.

          5.   Representations and Warranties of Issuer.  Issuer hereby
               ----------------------------------------
represents and warrants to Grantee (and Holder, if different than Grantee) as follows:

          (a) Corporate Authority.  Issuer has full corporate power and
              -------------------
     authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of Issuer, and no other corporate proceedings on the part of Issuer are necessary to authorize this Agreement or to consummate the transactions contemplated by this Agreement. This Agreement has been duly and validly executed and delivered by Issuer.

          (b) Beneficial Ownership.  To the best knowledge of Issuer, as of the
              --------------------
     date of this Agreement, no person or group has beneficial ownership of more than 10% of the issued and outstanding shares of Issuer Common Stock.

          (c) Shares Reserved for Issuance; Capital Stock.  Issuer has taken all
              -------------------------------------------
     necessary corporate action to authorize and reserve and permit it to issue, and at all times from the date hereof through the termination of this Agreement in accordance with its terms, will have reserved for issuance upon the exercise of the Option, that number of shares of Issuer Common Stock equal to the maximum number of shares of Issuer Common Stock at any time and from time to time purchasable upon exercise of the Option, and all such shares, upon issuance pursuant to the Option, will be duly authorized, validly issued, fully paid and nonassessable, and will be delivered free and clear of all claims, liens, encumbrances and security interests (other than those created by this Agreement) and not subject to any preemptive rights.

          (d) No Violations.  The execution, delivery and performance of this
              -------------
     Agreement does not and will not, and the consummation by Issuer of any of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under, its Certificate of Incorporation or By-Laws, or the comparable governing instruments of any of its subsidiaries, or (ii) a breach or violation of, or a default under, any agreement, lease, contract, note, mortgage, indenture, arrangement or other obligation of it or any of its subsidiaries (with or without the giving of notice, the lapse of time or both) or under any law, rule, ordinance or regulation or judgment, decree, order, award or governmental or non-governmental permit or license to which it or any of its subsidiaries is subject, that would, in any case, give any other person the ability to prevent or enjoin Issuer's performance under this Agreement in any material respect.

          6.   Representations and Warranties of Grantee.  Grantee hereby
               -----------------------------------------
represents and warrants to Issuer that Grantee has full corporate power and authority to enter into this Agreement and, subject to obtaining the approvals referred to in this Agreement, to consummate the transactions contemplated by this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Grantee; and this Agreement has been duly executed and delivered by Grantee.

          7.   Adjustment upon Changes in Issuer Capitalization, Etc.
               -----------------------------------------------------

          (a) In the event of any change in Issuer Common Stock by reason of a stock dividend, stock split, split-up, recapitalization, combination, exchange of shares, exercise of the Company Rights or similar transaction, the type and number of shares or securities subject to the Option, and the Purchase Price therefor, shall be adjusted appropriately, and proper provision shall be made in the agreements governing any such transaction so that Holder shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Holder would have received in respect of Issuer Common Stock if the Option had been exercised immediately prior to such event, or the record date therefor, as applicable. If any additional shares of Issuer Common Stock are issued after the date of this Agreement (other than pursuant to an event described in the first sentence of this Section 7(a), upon exercise of any option to purchase Issuer Common Stock outstanding on the date hereof or upon conversion into Issuer Common Stock of any convertible security of Issuer outstanding on the date hereof), the number of shares of Issuer Common Stock subject to the Option shall be adjusted so that, after such issuance, it, together with any shares of Issuer Common Stock previously issued pursuant hereto, equals 19.9% of the number of shares of Issuer Common Stock then issued and outstanding, without giving effect to any shares subject to or issued pursuant to the Option. No provision of this Section 7 shall be deemed to affect or change, or constitute authorization for any violation of, any of the covenants or representations in the Merger Agreement.

          (b) In the event that Issuer shall enter into an agreement (i) to consolidate with or merge into any person, other than Grantee or one of its subsidiaries, and Issuer shall not be the continuing or surviving corporation of such consolidation or merger, (ii) to permit any person, other than Grantee or one of its subsidiaries, to merge into Issuer and Issuer shall be the continuing or surviving corporation, but, in connection with such merger, the then outstanding shares of Issuer Common Stock shall be changed into or exchanged for stock or other securities of Issuer or any other person or cash or any other property, or the outstanding shares of Issuer Common Stock immediately prior to such merger shall, after such merger, represent less than 50% of the outstanding shares and share equivalents of the merged company or (iii) to sell or otherwise transfer all or substantially all of its assets or deposits to any person, other than Grantee or one of its subsidiaries, then, and in each such case, the agreement governing such transaction shall make proper provisions so that the Option shall, upon the consummation of any such transaction and upon the terms and conditions set forth herein, be converted into, or exchanged for, an option (the "Substitute Option"), at the election of Holder, of either (A) the Acquiring Corporation (as hereinafter defined), (B) any person that controls the Acquiring Corporation or (C) in the case of a merger described in clause (ii), Issuer (such person being referred to as "Substitute Option Issuer").

          (c) The Substitute Option shall have the same terms as the Option, provided, that, if the terms of the Substitute Option cannot, for legal reasons,
--------
be the same as the Option, such terms shall be as similar as possible and in no event less advantageous to Holder. Substitute Option Issuer shall also enter into an agreement with Holder in substantially the same form as this Agreement, which shall be applicable to the Substitute Option.

          (d) The Substitute Option shall be exercisable for such number of shares of Substitute Common Stock (as hereinafter defined) as is equal to the Assigned Value (as hereinafter defined) multiplied by the number of shares of Issuer Common Stock for which the Option was theretofore exercisable, divided by the Average Price (as hereinafter defined). The exercise price of the Substitute Option per share of Substitute Common Stock (the "Substitute Option Price") shall then be equal to the Purchase Price multiplied by a fraction in which the numerator is the number of shares of Issuer Common Stock for which the Option was theretofore exercisable and the denominator is the number of shares of the Substitute Common Stock for which the Substitute Option is exercisable.

          (e) The following terms have the meanings indicated:

               (i) "Acquiring Corporation" shall mean (A) the continuing or surviving corporation of a consolidation or merger with Issuer (if other than Issuer), (B) Issuer in a merger in which Issuer is the continuing or surviving person, or (C) the transferee of all or substantially all of Issuer's assets (or a substantial part of the assets of its subsidiaries taken as a whole).

               (ii) "Substitute Common Stock" shall mean the shares of capital stock (or similar equity interest) with the greatest voting power in respect of the election of directors (or persons similarly responsible for the direction of the business and affairs) of the Substitute Option Issuer.

               (iii) "Assigned Value" shall mean the highest of (A) the price per share of Issuer Common Stock at which a Tender Offer or an Exchange Offer therefor has been made, (B) the price per share of Issuer Common Stock to be paid by any third party pursuant to an agreement with Issuer,
     (C) the highest closing price for shares of Issuer Common Stock within the sixty-day period immediately preceding the consolidation, merger or sale in question and (D) in the event of a sale of all or substantially all of Issuer's assets or deposits, an amount equal to (x) the sum of the price paid in such sale for such assets (and/or deposits) and the current market value of the remaining assets of Issuer, as determined by a nationally recognized investment banking firm selected by Holder, divided by (y) the number of shares of Issuer Common Stock outstanding at such time. In the event that a Tender Offer or an Exchange Offer is made for Issuer Common Stock or an agreement is entered into for a merger or consolidation involving consideration other than cash, the value of the securities or other property issuable or deliverable in exchange for Issuer Common Stock shall be determined by a nationally recognized investment banking firm selected by Holder.

               (iv) "Average Price" shall mean the average closing price of a share of Substitute Common Stock for the one year immediately preceding the consolidation, merger or sale in question, but in no event higher than the closing price of the shares of Substitute Common Stock on the day preceding such consolidation, merger or sale; provided, that, if Issuer is the issuer
                                         --------
     of the Substitute Option, the Average Price shall be computed with respect to a share of common stock issued by Issuer, the person merging into Issuer or by any company which controls such person, as Holder may elect.

          (f) In no event, pursuant to any of the foregoing paragraphs, shall the Substitute Option be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock outstanding prior to exercise of the Substitute Option. In the event that the Substitute Option would be exercisable for more than 19.9% of the aggregate of the shares of Substitute Common Stock but for the limitation in the first sentence of this Section 7(f), Substitute Option Issuer shall make a cash payment to Holder equal to the excess of (i) the value of the Substitute Option without giving effect to the limitation in the first sentence of this Section 7(f) over (ii) the value of the Substitute Option after giving effect to the limitation in the first sentence of this Section 7(f). This difference in value shall be determined by a nationally recognized investment banking firm selected by Holder.

          (g) Issuer shall not enter into any transaction described in Section 7(b) of this Agreement unless the Acquiring Corporation and any person that controls the Acquiring Corporation assume in writing all the obligations of Issuer hereunder and take all other actions that may be necessary so that the provisions of this Section 7 are given full force and effect (including, without limitation, any action that may be necessary so that the holders of the other shares of common stock issued by Substitute Option Issuer are not entitled to exercise any rights by reason of the issuance or exercise of the Substitute Option and the shares of Substitute Common Stock are otherwise in no way distinguishable from or have lesser economic value (other than any diminution in value resulting from the fact that the shares Substitute Common Stock are restricted securities, as defined in Rule 144, promulgated under the Securities Act ("Rule 144"), or any successor provision) than other shares of common stock issued by Substitute Option Issuer).

          8.   Repurchase at the Option of Holder.
               ----------------------------------

          (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, Issuer shall repurchase from Holder (i) the Option and
(ii) all shares of Issuer Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 8 is referred to as the "Request Date." Such repurchase shall be at an aggregate price (the "Section 8 Repurchase Consideration") equal to the sum of:

               (i) The aggregate Purchase Price paid by Holder for any shares of Issuer Common Stock acquired pursuant to the Option with respect to which Holder then has beneficial ownership;

               (ii) The excess, if any, of (A) the Applicable Price (as defined below) for each share of Issuer Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of Issuer Common Stock with respect to which the Option has not been exercised; and

               (iii) The excess, if any, of the Applicable Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Option Shares with respect to which the Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Issuer Common Stock with respect to which the Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 8, Issuer shall, within 10 business days after the Request Date, pay the Section 8 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Issuer the Option and the certificates evidencing the shares of Issuer Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 8 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 8, in whole or in part, or to require that Issuer deliver from time to time that portion of the Section 8 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of Issuer's proposed repurchase pursuant to this Section 8, Issuer shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Option and/or Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Option as to the number of Option Shares for which the Option was exercisable at the Request Date less the number of shares covered by the Option in respect of which payment has been made pursuant to Section 8(a)(ii) of this Agreement. Holder shall notify Issuer of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase. Notwithstanding anything herein to the contrary, in the event that Issuer delivers to the Holder written notice accompanied by a certification of Issuer's independent auditor each stating that a requested repurchase of Issuer Common Stock would result in the recapture of Issuer's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

          Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 8 shall terminate on the date of termination of this Option pursuant to Section 3(a) of this Agreement.

          (c) For purposes of this Agreement, the "Applicable Price" means the highest of (i) the highest price per share of Issuer Common Stock paid for any such share by the person or groups described in Section 8(d)(i) hereof, (ii) the price per share of Issuer Common Stock received by holders of Issuer Common Stock in connection with any merger, sale or other business combination transaction described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement, or (iii) the highest closing sales price per share of Issuer Common Stock quoted on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") or the National Market System of The Nasdaq Stock Market ("Nasdaq") (or if Issuer Common Stock is not quoted on the NYSE, AMEX or Nasdaq, the highest bid price per share as quoted on the principal trading market or securities exchange on which such shares are traded as reported by a recognized source chosen by Holder) during the 40 business days preceding the Request Date; provided, however, that in the event of a sale of less than all of Issuer's
--------  -------
assets, the Applicable Price shall be the sum of the price paid in such sale for such assets and the current market value of the remaining assets of Issuer as determined by a nationally recognized investment banking firm selected by Holder, divided by the number of shares of the Issuer Common Stock outstanding at the time of such sale. If the consideration to be offered, paid or received pursuant to either of the foregoing clauses (i) or (ii) shall be other than in cash, the value of such consideration shall be determined in good faith by an independent nationally recognized investment banking firm selected by Holder and reasonably acceptable to Issuer, which determination shall be conclusive for all purposes of this Agreement.

          (d) As used herein, "Repurchase Event" shall occur if (i) any person (other than Grantee or any subsidiary of Grantee) shall have acquired beneficial ownership of (as such term is defined in Rule 13d-3, promulgated under the Exchange Act), or the right to acquire beneficial ownership of, or any "group" (as such term is defined under the Exchange Act) shall have been formed which beneficially owns or has the right to acquire beneficial ownership of, more than 25% of the then outstanding shares of Issuer Common Stock, or (ii) any of the transactions described in Section 7(b)(i), 7(b)(ii) or 7(b)(iii) of this Agreement shall be consummated.

          9.   Repurchase of Substitute Option.
               -------------------------------

          (a) Subject to the last sentence of Section 3(a) of this Agreement, at the request of Holder at any time commencing upon the first occurrence of a Repurchase Event (as defined in Section 8(d) hereof) and ending 12 months immediately thereafter, Substitute Option Issuer (or any successor entity thereof) shall repurchase from Holder (i) the Substitute Option and (ii) all shares of Substitute Common Stock purchased by Holder pursuant hereto with respect to which Holder then has beneficial ownership. The date on which Holder exercises its rights under this Section 9 is referred to as the "Section 9 Request Date." Such repurchase shall be at an aggregate price (the "Section 9 Repurchase Consideration") equal to the sum of:

               (i) The aggregate Purchase Price paid by Holder for any shares of Substitute Common Stock acquired pursuant to the Substitute Option with respect to which Holder then has beneficial ownership;

               (ii) The excess, if any, of (A) the Highest Closing Price (as defined below) for each share of Substitute Common Stock over (B) the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement), multiplied by the number of shares of Substitute Common Stock with respect to which the Substitute Option has not been exercised; and

               (iii) The excess, if any, of the Highest Closing Price over the Purchase Price (subject to adjustment pursuant to Section 7 of this Agreement) paid (or, in the case of Substitute Option Shares with respect to which the Substitute Option has been exercised but the Closing Date has not occurred, payable) by Holder for each share of Substitute Common Stock with respect to which the Substitute Option has been exercised and with respect to which Holder then has beneficial ownership, multiplied by the number of such shares.

          (b) If Holder exercises its rights under this Section 9, Substitute Option Issuer shall, within 10 business days after the Section 9 Request Date, pay the Section 9 Repurchase Consideration to Holder in immediately available funds, and contemporaneously with such payment, Holder shall surrender to Substitute Option Issuer the Substitute Option and the certificates evidencing the shares of Substitute Common Stock purchased thereunder with respect to which Holder then has beneficial ownership, and Holder shall warrant that it has sole record and beneficial ownership of such shares and that the same are then free and clear of all Liens. Notwithstanding the foregoing, to the extent that prior notification to or approval of any Regulatory Authority is required in connection with the payment of all or any portion of the Section 9 Repurchase Consideration, Holder shall have the ongoing option to revoke its request for repurchase pursuant to this Section 9, in whole or in part, or to require that Substitute Option Issuer deliver from time to time that portion of the Section 9 Repurchase Consideration that it is not then so prohibited from paying and promptly file the required notice or application for approval and expeditiously process the same (and each party shall cooperate with the other in the filing of any such notice or application and the obtaining of any such approval). If any Regulatory Authority disapproves of any part of Substitute Option Issuer's proposed repurchase pursuant to this Section 9, Substitute Option Issuer shall promptly give notice of such fact to Holder and Holder shall have the right (i) to revoke the repurchase request or (ii) to the extent permitted by such Regulatory Authority, determine whether the repurchase should apply to the Substitute Option and/or Substitute Option Shares and to what extent to each, and Holder shall thereupon have the right to exercise the Substitute Option as to the number of Substitute Option Shares for which the Substitute Option was exercisable at the Section 9 Request Date less the number of shares covered by the Substitute Option in respect of which payment has been made pursuant to Section 9(a)(ii) of this Agreement. Holder shall notify Substitute Option Issuer of its determination under the preceding sentence within five business days of receipt of notice of disapproval of the repurchase. Notwithstanding anything herein to the contrary, in the event that Substitute Option Issuer delivers to the Holder written notice accompanied by a certification of Substitute Option Issuer's independent auditor each stating that a requested repurchase of Substitute Common Stock would result in the recapture of Substitute Option Issuer's bad debt reserves under the Internal Revenue Code of 1986, as amended, Holder's repurchase request shall be deemed to be automatically revoked.

          Notwithstanding anything herein to the contrary, all of Holder's rights under this Section 9 shall terminate on the date of termination of this Substitute Option pursuant to Section 3(a) of this Agreement.

          (c) For purposes of this Agreement, the "Highest Closing Price" means the highest of closing sales price for shares of Substitute Common Stock quoted on the Nasdaq (or if the Substitute Common Stock is not quoted on the Nasdaq, on the principal trading market on which such shares are traded as reported by a recognized source) during the six-month period preceding the Section 9 Request Date.

          10.  Registration Rights.
               -------------------

          (a) Demand Registration Rights.  Issuer shall, subject to the
              --------------------------
conditions of Section 10(c) of this Agreement, if requested by any Holder, including Grantee and any permitted transferee ("Selling Shareholder"), as expeditiously as possible, prepare and file and keep current a registration statement under the Securities Act if such registration is necessary in order to permit the sale or other disposition of any or all shares of Issuer Common Stock or other securities that have been acquired by or are issuable to the Selling Shareholder upon exercise of the Option in accordance with the intended method of sale or other disposition stated by the Selling Shareholder in such request, including without limitation a "shelf" registration statement under Rule 415, promulgated under the Securities Act, or any successor provision, and Issuer shall use its best efforts to qualify such shares or other securities for sale under any applicable state securities laws.

          (b) Additional Registration Rights.  If Issuer at any time after the
              ------------------------------
exercise of the Option proposes to register any shares of Issuer Common Stock under the Securities Act in connection with an underwritten public offering of such Issuer Common Stock, Issuer will promptly give written notice to the Selling Shareholders of its intention to do so and, upon the written request of any Selling Shareholder given within 30 days after receipt of any such notice (which request shall specify the number of shares of Issuer Common Stock intended to be included in such underwritten public offering by the Selling Shareholder), Issuer will cause all such shares for which a Selling Shareholder requests participation in such registration, to be so registered and included in such underwritten public offering; provided, however, that Issuer may elect to
                                   --------  -------
not cause some or all of such shares to be so registered (i) if the underwriters in the Public Offering in good faith object for valid business reasons, or (ii) in the case of a registration solely to implement an employee benefit agreement or a registration filed on Form S-4 of the Securities Act or any equivalent or successor Form. If some, but not all the shares of Issuer Common Stock, with respect to which Issuer shall have received requests for registration pursuant to this Section 10(b), shall be excluded from such registration, Issuer shall make appropriate allocation of shares to be registered among the Selling Shareholders desiring to register their shares pro rata in the proportion that the number of shares requested to be registered by each such Selling Shareholder bears to the total number of shares requested to be registered by all such Selling Shareholders then desiring to have Issuer Common Stock registered for sale.

          (c) Conditions to Required Registration.  Issuer shall use all
              -----------------------------------
reasonable efforts to cause each registration statement referred to in Section 10(a) of this Agreement to become effective and to obtain all consents or waivers of other parties which are required therefor and to keep such registration statement effective, provided, however, that Issuer may delay any
                                  --------  -------
registration of Option Shares required pursuant to Section 10(a) of this Agreement for a period not exceeding 90 days provided Issuer shall in good faith determine that any such registration would adversely affect an offering or contemplated offering of other securities by Issuer, and Issuer shall not be required to register Option Shares under the Securities Act pursuant to Section 10(a) hereof:

               (i) Prior to the earliest of (A) termination of the Merger Agreement pursuant to Article VI thereof, (B) failure to obtain the requisite stockholder approval pursuant to Section 6.1(b) of the Merger Agreement, and (C) a Purchase Event or a Preliminary Purchase Event;

               (ii) On more than one occasion during any calendar year;

               (iii) Within 90 days after the effective date of a registration referred to in Section 10(b) of this Agreement pursuant to which the Selling Shareholder or Selling

     Shareholders concerned were afforded the opportunity to register such shares under the Securities Act and such shares were registered as requested; and

               (iv) Unless a request therefor is made to Issuer by Selling Shareholders that hold at least 25% or more of the aggregate number of Option Shares (including shares of Issuer Common Stock issuable upon exercise of the Option) then outstanding.

          In addition to the foregoing, Issuer shall not be required to maintain the effectiveness of any registration statement after the expiration of nine months from the effective date of such registration statement. Issuer shall use all reasonable efforts to make any filings, and take all steps, under all applicable state securities laws to the extent necessary to permit the sale or other disposition of the Option Shares so registered in accordance with the intended method of distribution for such shares; provided, however, that Issuer
                                                 --------  -------
shall not be required to consent to general jurisdiction or qualify to do business in any state where it is not otherwise required to so consent to such jurisdiction or to so qualify to do business.

          (d) Expenses.  Except where applicable state law prohibits such
              --------
payments, Issuer will pay all expenses (including without limitation registration fees, qualification fees, blue sky fees and expenses (including the fees and expenses of counsel), legal expenses, including the reasonable fees and expenses of one counsel to the holders whose Option Shares are being registered, printing expenses and the costs of special audits or "cold comfort" letters, expenses of underwriters, excluding discounts and commissions but including liability insurance if Issuer so desires or the underwriters so require, and the reasonable fees and expenses of any necessary special experts) in connection with each registration pursuant to Section 10(a) or 10(b) of this Agreement (including the related offerings and sales by holders of Option Shares) and all other qualifications, notifications or exemptions pursuant to Section 10(a) or 10(b) of this Agreement.

          (e) Indemnification.  In connection with any registration under
              ---------------
Section 10(a) or 10(b) of this Agreement, Issuer hereby indemnifies the Selling Shareholders, and each underwriter thereof, including each person, if any, who controls such holder or underwriter within the meaning of Section 15 of the Securities Act, against all expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement of a material fact contained in any registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such expenses, losses, claims, damages or liabilities of such indemnified party are caused by any untrue statement or alleged untrue statement that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon and in conformity with, information furnished in writing to Issuer by such indemnified party expressly for use therein, and Issuer and each officer, director and controlling person of Issuer shall be indemnified by such Selling Shareholders, or by such underwriter, as the case may be, for all such expenses, losses, claims, damages and liabilities caused by any untrue, or alleged untrue, statement, that was included by Issuer in any such registration statement or prospectus or notification or offering circular (including any amendments or supplements thereto) in reliance upon, and in conformity with, information furnished in writing to Issuer by such holder or such underwriter, as the case may be, expressly for such use.

          Promptly upon receipt by a party indemnified under this Section 10(e) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this Section 10(e), such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may otherwise have to any indemnified party under this
Section 10(e). In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be
                                   --------
entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless (i) the indemnifying party either agrees to pay the same, (ii) the indemnifying party fails to assume the defense of such action with counsel satisfactory to the indemnified party, or (iii) the indemnified party has been advised by counsel that one or more legal defenses may be available to the indemnifying party that may be contrary to the interest of the indemnified party, in which case the indemnifying party shall be entitled to assume the defense of such action notwithstanding its obligation to bear fees and expenses of such counsel. No indemnifying party shall be liable for any settlement entered into without its consent, which consent may not be unreasonably withheld.

          If the indemnification provided for in this Section 10(e) is unavailable to a party otherwise entitled to be indemnified in respect of any expenses, losses, claims, damages or liabilities referred to herein, then the indemnifying party, in lieu of indemnifying such party otherwise entitled to be indemnified, shall contribute to the amount paid or payable by such party to be indemnified as a result of such expenses, losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by Issuer, the Selling Shareholders and the underwriters from the offering of the securities and also the relative fault of Issuer, the Selling Shareholders and the underwriters in connection with the statements or omissions which resulted in such expenses, losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The amount paid or payable by a party as a result of the expenses, losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim; provided, however, that in no case shall any Selling
                     --------  -------
Shareholder be responsible, in the aggregate, for any amount in excess of the net offering proceeds attributable to its Option Shares included in the offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any obligation by any holder to indemnify shall be several and not joint with other holders.

          In connection with any registration pursuant to Section 10(a) or 10(b) of this Agreement, Issuer and each Selling Shareholder (other than Grantee) shall enter into an agreement containing the indemnification provisions of
Section 10(e) of this Agreement.

          (f) Miscellaneous Reporting.  Issuer shall comply with all reporting
              -----------------------
requirements and will do all such other things as may be necessary to permit the expeditious sale at any time of any Option Shares by the Selling Shareholders thereof in accordance with and to the extent permitted by any rule or regulation promulgated by the SEC from time to time, including, without limitation, Rule
144. Issuer shall at its expense provide the Selling Shareholders with any information necessary in connection with the completion and filing of any reports or forms required to be filed by them under the Securities Act or the Exchange Act, or required pursuant to any state securities laws or the rules of any stock exchange.

          (g) Issue Taxes.  Issuer will pay all stamp taxes in connection with
              -----------
the issuance and the sale of the Option Shares and in connection with the exercise of the Option, and will save the Selling Shareholders harmless, without limitation as to time, against any and all liabilities, with respect to all such taxes.

          11.  Quotation; Listing.  If Issuer Common Stock or any other
               ------------------
securities to be acquired in connection with the exercise of the Option are then authorized for quotation or trading or listing on the NYSE or Nasdaq or any securities exchange, Issuer, upon the request of Holder, will promptly file an application, if required, to authorize for quotation or trading or listing the shares of Issuer Common Stock or other securities to be acquired upon exercise of the Option on the NYSE or Nasdaq or such other securities exchange and will use its best efforts to obtain approval, if required, of such quotation or listing as soon as practicable.

          12.  Division of Option.  This Agreement (and the Option granted
               ------------------
hereby) are exchangeable, without expense, at the option of Holder, upon presentation and surrender of this Agreement at the principal office of Issuer for other Agreements providing for Options of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Issuer Common Stock purchasable hereunder. The terms "Agreement" and "Option" as used herein include any other Agreements and related Options for which this Agreement (and the Option granted hereby) may be exchanged. Upon receipt by Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, Issuer will execute and deliver a new Agreement of like tenor and date. Any such new Agreement executed and delivered shall constitute an additional contractual obligation on the part of Issuer, whether or not the Agreement so lost, stolen, destroyed or mutilated shall at any time be enforceable by anyone.

          13.  Profit Limitation.
               -----------------

          (a) Notwithstanding any other provision of this agreement, in no event shall Grantee's Total Profit (as hereinafter defined) exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, and, if it otherwise would exceed such amount, Grantee, at its sole election, shall either (a) deliver to Eagle for cancellation Shares previously purchased by Grantee, (b) pay cash or other consideration to Eagle or
(c) undertake any combination thereof, so that Grantee's Total Profit shall not exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, after taking into account the foregoing actions.

          (b) Notwithstanding any other provision of this Agreement, this Option may not be exercised for a number of Shares as would, as of the Notice Date, result in a Notional Total Profit (as defined below) of more than $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement, and, if exercise of the Option otherwise would exceed such amount, Grantee, at its discretion, may increase the Purchase Price for that number of Shares set forth in the Stock Exercise Notice so that the Notional Total Profit shall not exceed $50 million, plus Grantee's documented, reasonable out-of-pocket expenses (including fees and expenses of legal, financial and accounting advisors) incurred in connection with the transactions contemplated by the Merger Agreement; provided, that
                                                            --------
nothing in this sentence shall restrict any exercise of the Option permitted hereby on any subsequent date at the Purchase Price set forth in Section 2 hereof.

          (c) As used herein, the term "Total Profit" shall mean the aggregate amount (before taxes) of the following: (i) the amount of cash received by Grantee pursuant to Section 8(a)(ii) hereof, (ii) (x) the amount received by Grantee pursuant to the repurchase of Option Shares pursuant to Section 8 or
Section 9 hereof, less (y) Grantee's purchase price for such Option Shares, and
(iii) (z) the net cash amounts received by Grantee pursuant to the sale of Option Shares (or any other securities into which such Option Shares are converted or exchanged) to any unaffiliated party, less (y) Grantee's purchase price for such Option Shares.

          (d) As used herein, the term "Notional Total Profit" with respect to any number of Option Shares as to which Grantee may propose to exercise this Option shall be the Total Profit determined as of the date of the Stock Exercise Notice assuming that this Option were exercised on such date for such number of Shares and assuming that such Option Shares, together with all other Option Shares held by Grantee and its affiliates as of such date, were sold for cash at the closing market price for the Common Stock as of the close of business on the preceding trading day (less customary brokerage commissions).

          14.  Miscellaneous.
               -------------

          (a) Expenses.  Except to the extent expressly provided for herein,
              --------
each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

          (b) Waiver and Amendment.  Any provision of this Agreement may be
              --------------------
waived at any time by the party that is entitled to the benefits of such provision. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

          (c) Entire Agreement; No Third-Party Beneficiaries; Severability.
              ------------------------------------------------------------
This Agreement, together with the Merger Agreement and the other documents and instruments referred to herein and therein, between Grantee and Issuer (i) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) is not intended to confer upon any person other than the parties hereto (other than the indemnified parties under Section 10(e) of this Agreement and any transferees of the Option Shares or any permitted transferee of this Agreement pursuant to Section 14(h) of this Agreement) any rights or remedies hereunder. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or Regulatory Authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If for any reason such court or Regulatory Authority determines that the Option does not permit Holder to acquire, or does not require Issuer to repurchase, the full number of shares of Issuer Common Stock as provided in Section 3 of this Agreement (as may be adjusted herein), it is the express intention of Issuer to allow Holder to acquire or to require Issuer to repurchase such lesser number of shares as may be permissible without any amendment or modification hereof.

          (d) Governing Law.  This Agreement shall be governed and construed in
              -------------
accordance with the laws of the State of New York without regard to any applicable conflicts of law rules.

          (e) Descriptive Headings.  The descriptive headings contained herein
              --------------------
are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices.  All notices and other communications hereunder shall be
              -------
in writing and shall be deemed given if delivered personally, telecopied (with confirmation) or mailed by registered or certified mail (return receipt requested) to the parties at the addresses set forth in the Merger Agreement (or at such other address for a party as shall be specified by like notice).

          (g) Counterparts.  This Agreement and any amendments hereto may be
              ------------
executed in two counterparts, each of which shall be considered one and the same agreement and shall become effective when both counterparts have been signed, it being understood that both parties need not sign the same counterpart.

          (h) Assignment.  Neither this Agreement nor any of the rights,
              ----------
interests or obligations hereunder or under the Option shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party, except that Holder may assign this Agreement to a wholly-owned subsidiary of Holder and Holder may assign its rights hereunder in whole or in part after the occurrence of a Purchase Event. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

          (i) Further Assurances.  In the event of any exercise of the Option by
              ------------------
the Holder, Issuer, and the Holder shall execute and deliver all other documents and instruments and take all other action that may be reasonably necessary in order to consummate the transactions provided for by such exercise.

          (j) Specific Performance.  The parties hereto agree that this
              --------------------
Agreement may be enforced by either party through specific performance, injunctive relief and other equitable relief. Both parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such equitable relief and that this provision is without prejudice to any other rights that the parties hereto may have for any failure to perform this Agreement.

          (k) Limitation on Resale of Issuer Common Stock. Grantee agrees that
              -------------------------------------------
no shares of Issuer Common Stock acquired by it upon exercise of the Option, if any, shall be sold, transferred or otherwise disposed by it prior to the termination of the Merger Agreement in accordance with the terms thereof, except as follows. If the Grantee shall determine to accept a bona fide offer to
                                                        ---- ----
purchase the Issuer Common Stock then held by it or to sell any such Stock on the open market, the Grantee shall give notice thereof to the Issuer specifying
(i) the Issuer Common Stock to be sold and (ii) the purchase price to be offered therefor (or in the case of open market sales, that the sales are to be at prices prevailing on the market) and any other significant terms of the proposed transaction. Upon receipt of such notice, the Issuer shall, for a period of three business days immediately following such receipt, have the right of first refusal to purchase the Issuer Common Stock then held by Grantee that is proposed to be sold at the purchase price set forth in such notice or, if such shares are to be sold in open market transaction, at a purchase price equal to the average of the closing prices therefor (and if there is no such closing price on any of such days, then the mean of the closing bid and the closing asked prices on that day) on the principal market on which Issuer Common Stock is traded for the five trading days immediately prior to the Issuer's receipt of such notice. Payment for such shares shall be made to the Grantee in immediately available funds within three business days immediately following receipt of the notice of the proposed sale.

          IN WITNESS WHEREOF, Issuer and Grantee have caused this Stock Option Agreement to be signed by their respective officers thereunto duly authorized, all as of the day and year first written above.

                              ROSLYN BANCORP, INC.



                              By: /s/ Joseph L. Mancino
                                 ------------------------------------
                                  Joseph L. Mancino
                                  Chairman of the Board, President and
                                     Chief Executive Officer


                              T R FINANCIAL CORP.



                              By: /s/ John M. Tsimbinos
                                 ------------------------------------
                                  John M. Tsimbinos
                                  Chairman of the Board
                                     and Chief Executive Officer

                                                                         ANNEX D

                 [SANDLER O'NEILL & PARTNERS, L.P. LETTERHEAD]

November 16, 1998



Board of Directors
Roslyn Bancorp, Inc.
1400 Old Northern Boulevard
Roslyn, NY  11576


Ladies and Gentlemen:

     Roslyn Bancorp, Inc. ("Roslyn") and TR Financial Corp. ("TRFC") have entered into an Agreement and Plan of Merger, dated as of May 25, 1998 (the "Agreement"), pursuant to which TRFC will be merged with and into Roslyn (the "Merger"). Upon consummation of the Merger, each share of TRFC common stock, par value $.01 per share (together with the preferred share purchase right attached thereto issued pursuant to the Rights Agreement dated July 19, 1994 between TRFC and Chemical Bank, as Rights Agent), issued and outstanding immediately prior to the Merger, other than certain shares specified in the Agreement, will be converted into the right to receive 2.05 shares (the "Exchange Ratio") of Roslyn common stock, par value $.01 per share. The terms and conditions of the Merger are more fully set forth in the Agreement. You have requested our opinion as to the fairness of the Exchange Ratio to the holders of shares of Roslyn common stock from a financial point of view.

     Sandler O'Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement and exhibits thereto; (ii) the Stock Option Agreements, dated as of May 25, 1998, by and between Roslyn and TRFC; (iii) certain publicly available financial statements of Roslyn and other historical financial information provided by Roslyn that we deemed relevant; (iv) certain publicly available financial statements of TRFC and other historical financial information provided by TRFC that we deemed relevant; (v) certain financial analyses and forecasts of Roslyn prepared by and reviewed with management of Roslyn and the views of senior management of Roslyn regarding Roslyn's past and current business, operations, results thereof, financial condition and future prospects; (vi) certain financial analyses and forecasts of TRFC prepared by and reviewed with management of TRFC and the views of senior management of TRFC regarding TRFC's past and current business, operations, results thereof, financial condition and future prospects; (vii) the pro forma impact of the Merger on Roslyn, including enhancements to TRFC's earnings which Roslyn anticipates as a result of the Merger; (viii) the publicly reported

Board of Directors
Roslyn Bancorp, Inc.
November 16, 1998
Page 2


historical price and trading activity for Roslyn's and TRFC's common stock, including a comparison of certain financial and stock market information for Roslyn and TRFC with similar publicly available information for certain other companies the securities of which are publicly traded; (ix) the financial terms of recent business combinations in the savings institution industry, to the extent publicly available; (x) the current market environment generally and the banking environment in particular; and (xi) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant.

     In performing our review, we have assumed and relied upon, without independent verification, the accuracy and completeness of all the financial information, analyses and other information that was publicly available or otherwise furnished to, reviewed by or discussed with us, and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of Roslyn or TRFC or any of their subsidiaries, or the collectibility of any such assets, nor have we been furnished with any such evaluations or appraisals.
With respect to the financial projections reviewed with management, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the respective managements of the respective future financial performances of Roslyn and TRFC and that such performances will be achieved, and we express no opinion as to such financial projections or the assumptions on which they are based. We have also assumed that there has been no material change in Roslyn's or TRFC's assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that Roslyn and TRFC will remain as going concerns for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to such agreements will perform all of the covenants required to be performed by such party under such agreements, that the conditions precedent in the Agreement are not waived and that the Merger will be accounted for as a pooling of interests and will qualify as a tax-free reorganization for federal income tax purposes.

     Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise or reaffirm this opinion or otherwise comment upon events occurring after the date hereof. We are expressing no opinion herein as to what the value of Roslyn common stock will be when issued to TRFC's shareholders pursuant to the Agreement or the prices at which Roslyn's or TRFC's common stock will trade at any time.

Board of Directors
Roslyn Bancorp, Inc.
November 16, 1998
Page 3


     We have acted as Roslyn's financial advisor in connection with the Merger and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger. We have also received a fee for
rendering this opinion.   In the past, we have also provided certain other
investment banking services for Roslyn and have received compensation for such services. We may also provide certain investment banking services to Roslyn in the future, including in connection with the reissuance of certain shares of Roslyn's or TRFC's common stock in connection with the Merger, and will receive compensation for such services.

     In the ordinary course of our business, we may actively trade the equity securities of Roslyn and TRFC for our own account and for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

     Our opinion is directed to the Board of Directors of Roslyn in connection with its consideration of the Merger and does not constitute a recommendation to any stockholder of Roslyn as to how such stockholder should vote at any meeting of stockholders called to consider and vote upon the Merger. Our opinion is not to be quoted or referred to, in whole or in part, in a registration statement, prospectus, proxy statement or in any other document, nor shall this opinion be used for any other purposes, without Sandler O'Neill's prior written consent; provided, however, that we hereby consent to the inclusion of this opinion as an annex to Roslyn's and TRFC's Joint Proxy Statement/Prospectus dated the date hereof and to the references to this opinion therein.

     Based upon and subject to the foregoing, it is our opinion, as of the date hereof, that the Exchange Ratio is fair to the holders of shares of Roslyn common stock from a financial point of view.

                                    Very truly yours,

                                    /s/ Sandler O'Neill & Partners, L.P.
                                    ------------------------------------
                                    Sandler O'Neill & Partners, L.P.

                                                                         ANNEX E

                       [GOLDMAN, SACHS & CO. LETTERHEAD]


November 16, 1998


Board of Directors
T R Financial Corp.
1122 Franklin Ave.
Garden City, New York 11530

Ladies and Gentlemen:

You have requested our opinion as to the fairness from a financial point of view to the holders of the outstanding shares of Common Stock, par value $.01 per share (the "Shares"), of T R Financial Corp. (the "Company") of the exchange ratio of 2.05 shares of Common Stock, par value $.01 per share (the "Roslyn Common Stock") of Roslyn Bancorp, Inc. ("Roslyn"), to be received for each Share (the "Exchange Ratio") pursuant to the merger (the "Merger") contemplated by the Agreement and Plan of Merger, dated as of May 25, 1998, between Roslyn and the Company (the "Agreement").

Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company, having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Agreement.

In connection with this opinion, we have reviewed, among other things, the Agreement; Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company and Roslyn for the five years and two years ended December 31, 1997, respectively; audited financial statements of Roslyn for the three years ended December 31, 1995; the Registration Statement on Form S-1 relating to Roslyn's Plan of Conversion in 1996; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Roslyn; certain other communications from the Company and Roslyn to their respective stockholders; and certain internal financial analyses and forecasts for the Company and Roslyn prepared by their respective managements, including forecasts of certain net cost savings and revenue enhancements (the "Synergies") expected to be achieved as a result of the Merger. We also have held discussions with members of the senior management of the Company and Roslyn regarding the strategic rationale for, and the potential benefits of, the transaction contemplated by the Agreement and the past and current business operations, financial condition and future prospects of their respective companies. In addition, we have reviewed the reported price and trading activity for the Shares and Roslyn Common Stock, compared certain financial and stock market information for

T R Financial Corp.
November 16, 1998
Page Two


the Company and Roslyn with similar Information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the thrift industry specifically and in other industries generally and performed such other studies and analyses as we considered appropriate.

We have relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. In that regard, we have assumed, with your consent, that the financial forecasts, including, without limitation, the Synergies have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of the Company and Roslyn and that such forecasts will be realized in the amounts and at the times contemplated thereby. We are not experts in the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for losses with respect thereto and have assumed, with your consent, that such allowances for each of the Company and Roslyn are in the aggregate adequate to cover all such losses. In addition, we have not reviewed individual credit files nor have we made an independent evaluation or appraisal of the assets and liabilities of the Company or Roslyn or any of their subsidiaries, and we have not been furnished with any such evaluation or appraisal. Our opinion as to the fairness of the Exchange Ratio addresses the ownership position in the combined company to be received by the holders of Shares pursuant to the Exchange Ratio on the terms set forth in the Agreement and does not address the future trading or acquisition value for the stock of the combined company. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in the connection with its consideration of the transaction contemplated by the Agreement and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such transaction.

Based upon and subject to the foregoing and based upon such other matters as we consider relevant, it is our opinion that as of the date hereof the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the holders of Shares.

Very truly yours,


/s/ Goldman, Sachs & Co.
------------------------
GOLDMAN, SACHS & CO.

                                REVOCABLE PROXY
                             ROSLYN BANCORP, INC.



[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROSLYN BANCORP, INC. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 1998

  The undersigned shareholder of Roslyn Bancorp, Inc. (the "Company") hereby appoints the Board of Directors of the Company or any successors thereto as proxies, each of them with full power of substitution, to attend and act as proxy for the undersigned and to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of shareholders of the Company to be held at 10:00 a.m., Eastern Time on December 22, 1998, at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11797 and at any and all adjournments and postponements thereof (the "Special Meeting"), with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Joint Proxy Statement/Prospectus, the receipt of which is hereby acknowledged, and (ii) in their discretion with respect to any other business that may properly come before the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

1. Approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp. pursuant to which, among other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc.

                    For             Against          Abstain
                    [ ]               [ ]              [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, including whether or not to adjourn the meeting. As of the date of the Special Meeting, management of the Company is not aware of any such other business.

     The Board of Directors recommends a vote "FOR" approval and adoption of the Merger Agreement.

     This proxy will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT (AS DEFINED HEREIN) AND (2) IN THE DISCRETION OF THE PROXIES AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


     Please be sure to sign and date    -----------------------------
       this Proxy in the box below.      Date
---------------------------------------------------------------------

---- Stockholder sign above ---- Co-holder (if any) sign above ----

PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING [ ]
+                                                                              +
--------------------------------------------------------------------------------

   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                             ROSLYN BANCORP, INC.
--------------------------------------------------------------------------------
  This proxy may be revoked prior to the time it is voted by delivering to the secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Special Meeting and voting in person. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and the Joint Proxy Statement/Prospectus, dated November 16, 1998, for the Special Meeting.

  Please sign exactly as your name appears on this card. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all should sign.

  PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN & RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE
--------------------------------------------------------------------------------

                                REVOCABLE PROXY
                             ROSLYN BANCORP, INC.


[ X ] PLEASE MARK VOTES
      AS IN THIS EXAMPLE

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ROSLYN BANCORP, INC, FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 22, 1998

   The undersigned shareholder of Roslyn Bancorp, Inc. (the "Company") hereby appoints the Board of Directors of the Company or any successors thereto as proxies, each of them with full power of substitution, to attend and act as proxy for the undersigned and to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of shareholders of the Company to be held at 10:00 a.m. Eastern Time on December 22, 1998, at The Crest Hollow Country Club, 8325 Jericho Turnpike, Woodbury, New York 11787 and at any and all adjournments and postponements thereof (the "Special Meeting"), with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Joint Proxy Statement/Prospectus, the receipt of which is hereby acknowledged, and (ii) in their discretion with respect to any other business that may properly come before the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.


1. Approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R finan-cial Corp, pursuant to which, amount other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc.

                  For              Against             Abstain
                  [ ]                 [ ]                 [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof, including whether or not to adjourn the meeting. As of the date of the Special Meeting, management of the Company is not aware of any such other business.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT.

     This proxy will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) FOR APPROVAL AND ADOPTION OF THE MERGER AGREEMENT (AS DEFINED HEREIN) AND (2) IN THE DISCRETION OF THE PROXIES AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.


     Please be sure to sign and date    -----------------------------
       this Proxy in the box below.     Date
---------------------------------------------------------------------

------ Stockholder sign above ---- Co-holder (if any) sign above ----

PLEASE CHECK BOX IF YOU PLAN TO ATTEND --->  [   ]

+                                                                              +

--------------------------------------------------------------------------------
  Detach above card, sign, date and mail in postage paid envelop provided.

                             ROSYLN BANCORP, INC.
--------------------------------------------------------------------------------
     This proxy may be revoked prior to the time it is voted by delivering to the secretary of the Company either a written revocation or a proxy bearing a later date or by appearing at the Special Meeting and voting in person. The undersigned acknowledges receipt of the Notice of the Special Meeting of Shareholders and the Joint Proxy Statement/Prospectus, dated November 16, 1998, for the Special Meeting.

     Please sign exactly as your name appears on this card. When signing as attorney, administrator, trustee or guardian, give full title as such; and when stock has been issued in the name of two or more persons, all should sign.

     PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN & RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE
--------------------------------------------------------------------------------


                                                           FOR TELEPHONE VOTING:
                                                              CONTROL NUMBER
                                                           =====================
                                                                MMMMMMMMMMM
                                                           =====================

--------------------------------------------------------------------------------
                            YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF TWO WAYS:

        1. CALL TOLL FREE 1-800-786-5219 from a Touch Tone telephone and follow the instruction listed below. There is NO CHARGE to you for this call.

                                      OR

        2. Mark, sign and date our proxy card and return it promptly in the enclosed postage-paid envelope.

                                  PLEASE VOTE

                               VOTE BY TELEPHONE

                     QUICK***EASY***TOLL FREE***IMMEDIATE

     Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, and returned your proxy card.

     You will be asked to enter a Control Number which is located in the box in the lower right hand corner of your proxy card.

OPTION #1. To vote as the Board of Directors recommends on BOTH proposals.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

OPTION #2. If you choose to vote on each proposal separately, press 0,
           You will hear the following instructions:

     PROPOSAL 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

     PROPOSAL 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0,

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.


         PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF VOTED BY PHONE.

             CALL**TOLL FREE**ANYTIME FROM A TOUCH TONE TELEPHONE

                                1-800-786-5219

                   There is NO CHARGE to you for this call.

                                REVOCABLE PROXY
                              T R FINANCIAL CORP.
          This Proxy is solicited on behalf of the Board of Directors of T R Financial Corp. for the Special Meeting of Stockholders
                   to be held on Tuesday, December 22, 1998

     The undersigned stockholder of T R Financial Corp. (the "Company") hereby appoints Ernest L. Loser, James E. Orr, Jr., and Douglas J. McClintock, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530 on Tuesday, December 22, 1998, at 9:30 a.m. New York time, and at any adjournment or postponement thereof (the "Special Meeting").

                          (Continued on Reverse Side)

      PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
             AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PLEASE MARK YOUR CHOICE LIKE THIS IN BLUE OR BLACK INK. [X]

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the proposal in Item 1.

I Will Attend Special Meeting

(Please mark box if you plan to attend the Special Meeting.) (Important: If your shares are not registered in your name, you will need additional documentation to attend the Special Meeting.) [ ]

The Board of Directors Recommends a Vote "FOR" the Proposal in Item 1.

1. Approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp., pursuant to which, among other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc.

     FOR  AGAINST  ABSTAIN
     [ ]    [ ]      [ ]

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. As of the date of the Joint Proxy Statement/Prospectus for the Special Meeting, management of the Company is not aware of any such other business.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Joint Proxy Statement/Prospectus, dated November 16, 1998, for the Special Meeting to be held on December 22, 1998.


Signature of Stockholder              Signature of Stockholder
                        -------------                         -------------
Dated:
      -------------
  Please sign exactly as your name appears on this proxy card.  Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.

                                REVOCABLE PROXY

                              T R FINANCIAL CORP.

          This Proxy is solicited on behalf of the Board of Directors of T R Financial Corp. for the Special Meeting of Stockholders
                   to be held on Tuesday, December 22, 1998

        The undersigned stockholder of T R Financial Corp. (the "Company") hereby appoints Ernest L. Loser, James E. Orr, Jr., and Douglas J. McClintock, or any of them, with full powers of substitution, to attend and act as proxy for the undersigned and to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York 11530 on Tuesday, December 22, 1998, at 9:30 a.m. New York time, and at any adjournment or postponement thereof (the "Special Meeting").


                          (Continued on Reverse Side)

      PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE
             AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE


                            YOUR VOTE IS IMPORTANT!

                       You can vote in one of two ways:



1. Call toll free 1-800-840-1208 on a Touch Tone telephone and follow the instruction on the reverse side. There is NO CHARGE to you for this call.

                                      or
                                      --

2. Complete, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope.

                                  PLEASE VOTE

                                           PLEASE MARK YOUR CHOICE LIKE THIS [X]
                                                           IN BLUE OR BLACK INK.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the proposal in Item 1.
      ---

I Will Attend Special Meeting

[ ] (Please mark box if you plan to attend the Special Meeting.) (Important: If your shares are not registered in your name, you will need additional documentation to attend the Special Meeting.)

The Board of Directors Recommends a Vote "FOR" the Proposal in Item 1.

     FOR [ ]   AGAINST [ ]  ABSTAIN [ ]

1. Approval and adoption of the Agreement and Plan of Merger, dated as of May 25, 1998, by and between Roslyn Bancorp, Inc. and T R Financial Corp., pursuant to which, among other things, T R Financial Corp. will merge with and into Roslyn Bancorp, Inc.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournment or postponement thereof. As of the date of the Joint Proxy Statement/Prospectus for the Special Meeting, management of the Company is not aware of any such other business.


The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Joint Proxy Statement/Prospectus, dated November 16, 1998, for the Special Meeting to be held on December 22, 1998.



Signature of Stockholder______________Signature of Stockholder________________ Dated:___________________
  Please sign exactly as your name appears on this proxy card.  Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate proxies should be signed by an authorized officer.
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

 PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                              VOTE BY TELEPHONE

                         QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you completed, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.
      .  To vote FOR the proposal in Item 1, press 1
      .  To vote AGAINST the proposal in Item 1, press 9
      .  To ABSTAIN from voting, press 0

              When asked, please confirm your vote by Pressing 1.

    The Board of Directors Recommends a vote "For" the Proposal in Item 1.
--------------------------------------------------------------------------------
        PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTE BY PHONE.
--------------------------------------------------------------------------------

                 Call **Toll Free** On a Touch Tone Telephone
                            1-800-840-1208 ANYTIME
                   There is NO CHARGE to you for this call.